UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2021

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

◼ Voya Global Bond Portfolio

◼ Voya International High Dividend Low Volatility Portfolio

◼ VY® American Century Small-Mid Cap Value Portfolio

◼ VY® Baron Growth Portfolio

◼ VY® Columbia Contrarian Core Portfolio

◼ VY® Columbia Small Cap Value II Portfolio

◼ VY® Invesco Comstock Portfolio

◼ VY® Invesco Equity and Income Portfolio

◼ VY® Invesco Global Portfolio (formerly VY® Invesco Oppenheimer Global Portfolio)

◼ VY® JPMorgan Mid Cap Value Portfolio

◼ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

◼ VY® T. Rowe Price Growth Equity Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio's annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

President's Letter	1
Portfolio Managers' Reports	3
Shareholder Expense Examples	27
Report of Independent Registered Public Accounting Firm	30
Statements of Assets and Liabilities	31
Statements of Operations	37
Statements of Changes in Net Assets	40
Financial Highlights	46
Notes to Financial Statements	53
Portfolios of Investments	76
Tax Information	173
Director and Officer Information	175
Shareholder Meeting Information	180
Advisory and Sub-Advisory Contract Approval Discussion	181

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios' Forms NPORT-P are available on the SEC's website at www.sec.gov. Each Portfolio's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come

Dear Shareholder,

The 12-month period ended December 31, 2021, marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn't particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.

The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board's (the "Fed") 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.

The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.

As we've often noted, it's important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don't get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.

Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
January 21, 2022

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg U.S. Government/Credit Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® ("MSCI EAFE®") Index

An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI EAFE® Value Index ("MSCI EAFE® Value")	The index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Value Index	Measures the performance of those S&P SmallCap 600® Index companies with lower price-to-book ratios.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, Portfolio Managers of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of -5.03% compared to the Bloomberg Global Aggregate Index, which returned -4.71% for the same period.

Portfolio Specifics: The Portfolio slightly lagged the Bloomberg Global Aggregate Index for the period. Interest rate and currency positioning detracted, while sector allocations added to performance.

Fixed income markets lost ground, as interest rates rose over the course of 2021. Strong momentum in the U.S. recovery, expectations of a faster vaccination program and more fiscal stimulus propelled U.S. Treasury yields higher early in the reporting period, with other developed countries witnessing an increase in rates as well. After peaking in the first quarter of 2021, the remainder of the year witnessed a tug-of-war in yield levels, with elevated inflation concerns pushing rates higher, slowing growth and episodic COVID-19-related concerns sparking recoveries in bond markets. Non-government sectors, including corporate and securitized credit, outperformed global Treasuries. Corporate markets were supported by further improvements in the economy and earnings. In securitized sectors, non-agency residential mortgage-backed securities ("RMBS") were underpinned by the strong housing market and resilient consumers, while commercial mortgage-backed securities ("CMBS") markets responded positively to vaccine news and the prospect of a return to pre-COVID-19 behavior. One exception was agency mortgage-backed securities ("MBS"), a sector that struggled in the wake of higher rates and rate volatility. Meanwhile, the U.S. dollar ("USD") strengthened versus developed and emerging currencies, as it remained the preferred "flight to quality" currency during periods of COVID-19-related volatility.

Sector allocation, in aggregate, contributed to performance. Allocations to corporate credit, spanning investment-grade and high-yield added to performance. The impact from securitized sectors was mixed as allocations to agency RMBS detracted over the period, while investments in more credit sensitive segments, including CMBS, non-agency RMBS and collateralized loan obligations added to performance.

Overall, duration positioning was periodically underweight versus the Bloomberg Global Aggregate Index, and yield curve positioning, particularly in the United States, was a challenge to performance as the curve flattened. Duration allocations to local emerging markets ("EM") also detracted, as many EM central banks pivoted to raising rates to combat early signs of inflation. Emerging currencies also struggled in this environment and allocations weighed on performance. Currency positioning across developed currencies, in aggregate, detracted over the period.

The Portfolio used derivatives, such as used futures, swaps, options and forward contracts, for hedging and overall risk management. The use of derivatives negatively impacted performance for the period.

Current Strategy and Outlook: Looking ahead, we expect pressure for the global ten-year yield to move higher throughout 2022, but the magnitude of those increases will be limited, and we believe the U.S. Treasury market will resist moving significantly above 2%. We think that global inflation, accentuated by energy and commodity prices, will peak in early 2022, but the rate of decline will vary across economies. We believe U.S. inflation will decline only gradually, and likely remain above the U.S. Federal Reserve Board's (the "Fed") target, as wage-driven services inflation and continued rising shelter costs offset a retracement in COVID-19-driven goods inflation.

In this environment, we believe corporate and consumer fundamentals should remain strong and justify valuations remaining at historically "fully-valued" levels, with episodes of volatility creating tactical opportunities and anchoring our preference for credit sensitivity over rate sensitivity in portfolios. As a result, we remain underweight in global Treasuries, while allocating risk across the corporate and securitized credit spectrum. In our opinion, the first Fed rate hike is a limited risk to global credit markets, as credit spreads have historically held steady and even narrowed in the early stages of a Fed hiking cycle. At the same time, we are mindful of the limited upside available, which we believe increases the need for downside protection beyond the traditional duration toolkit.

In our view, the US Dollar ("USD") will remain a barometer for global sentiment regarding COVID-19. We expect the USD to depreciate as COVID-19 variant fears ebb, even in a period when the Fed is raising rates. Further out, as U.S. rates reach an equilibrium and USD strength abates, EM debt securities and currencies could prove attractive. We continue to expect that divergence across EM will also reflect the success (and challenges) in containing inflation and managing COVID-19 across these countries, with dispersion across bond and currency markets.

Geographic Diversification
as of December 31, 2021
(as a percentage of net assets)

United States(1)	89.1%
China	6.6%
Spain	1.5%
Malaysia	1.2%
Portugal	1.0%
Italy	0.9%
United Kingdom	0.9%
Japan	0.8%
France	0.7%
Canada	0.7%
Countries between 0.0%-0.4%^	2.3%
Liabilities in Excess of Other Assets*	(5.7)%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

^  Includes 10 countries, which each represents 0.0%-0.4% of net assets.

(1)  Includes 24.9% total investment in Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund and Voya High Yield Bond Fund.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

Voya Emerging Markets Hard Currency Debt Fund — Class P	8.5%
Voya High Yield Bond Fund — Class P	7.0%
Voya Emerging Markets Corporate Debt Fund — Class P	4.9%
Voya Emerging Markets Local Currency Debt Fund — Class P	4.5%
China Government Bond, 3.250%, 11/22/28	3.0%
Uniform Mortgage-Backed Securities, 2.000%, 02/15/52	2.3%
Ginnie Mae, 3.000%, 01/15/52	2.1%
Uniform Mortgage-Backed Securities, 2.500%, 02/15/52	1.6%
Fannie Mae REMICS 2021-4 IN, 2.500%, 02/25/51	1.4%
China Government Bond, 2.850%, 06/04/27	1.4%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	-5.21%	3.29%	1.95%
Class I	-4.78%	3.82%	2.47%
Class S	-5.03%	3.54%	2.20%
Blooomberg Global Aggregate Index	-4.71%	3.36%	1.77%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

Voya International High Dividend Low Volatility Portfolio (the "Portfolio") seeks maximum total return. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC ("VIM") — the Sub-Adviser.

Performance*: For the year ended December 31, 2021, the Portfolio's Class I shares provided a total return of 12.08% compared to the MSCI EAFE® Value Index (the "Index" or "MSCI EAFE® Value") and the MSCI EAFE® Index ("MSCI EAFE®"), which returned 10.89% and 11.26%, respectively, for the same period.

Portfolio Specifics: For the reporting period, the Portfolio outperformed the MSCI EAFE® Value. In terms of the Portfolio's performance, the stock ranking model outperformed along with the Portfolio's higher dividend yield and lower beta (relative to the MSCI EAFE® Value). Conversely, the small market capitalization tilt detracted from performance.

On the regional level, stock selection within Europe and Africa/Middle East was additive. By contrast, stock selection within Japan had the largest negative impact on performance.

On the sector level, the underweight and stock selection within real estate, utilities and health care, had the largest positive impact on performance. Conversely, the largest detractors from performance came from stock selection in the consumer discretionary sector.

At the individual stock level, not owning benchmark stock SoftBank Group Corp, an overweight to Bank Leumi Le-Israel Ltd., and an underweight in Novartis AG, were among the key contributors for the period. The key detractors for the period included owning non-benchmark stocks Nintendo Co., Ltd. and TSURUHA Holdings, Inc., as well as an overweight to Secom Co., Ltd.

Current Strategy and Outlook: This is an actively managed international quantitative equity strategy that seeks to generate higher dividend income and total returns, with lower volatility and better downside capture, than the MSCI EAFE® Value. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify the most attractive stocks within each region-sector. The managers then seek to optimize the Portfolio's potential to achieve its dividend, alpha, and volatility objectives.

Geographic Diversification
as of December 31, 2021
(as a percentage of net assets)

Japan	22.7%
United Kingdom	17.0%
Germany	9.3%
France	8.9%
Australia	7.6%
Switzerland	6.7%
Italy	4.4%
Hong Kong	3.7%
Netherlands	3.2%
Denmark	2.8%
Countries between 0.2%-2.4%^	11.3%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%

*  Includes short-term investments and exchange-traded funds.

^  Includes 12 countries, which each represents 0.2%-2.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

GlaxoSmithKline PLC	1.9%
Rio Tinto Ltd.	1.7%
Sanofi	1.5%
British American Tobacco PLC	1.5%
Mitsubishi UFJ Financial Group, Inc.	1.3%
Zurich Insurance Group AG	1.3%
Deutsche Post AG	1.2%
National Grid PLC	1.2%
Novartis AG	1.2%
BP PLC	1.1%

Portfolio holdings are subject to change daily.

*  Effective December 31, 2020, the Portfolio's benchmark changed from the MSCI EAFE® Index to the MSCI EAFE® Value Index because the MSCI EAFE® Value is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VOYA INTERNATIONAL HIGH DIVIDEND LOW VOLATILITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	11.50%	5.68%	5.40%
Class I	12.08%	6.22%	5.92%
Class S	11.79%	5.94%	5.65%
Class S2	11.67%	5.80%	5.50%
MSCI EAFE® Value	10.89%	5.34%	5.81%
MSCI EAFE®	11.26%	9.55%	8.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International High Dividend Low Volatility Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Effective December 31, 2020 the Portfolio changed its benchmark from the MSCI EAFE® Index to the MSCI EAFE® Value Index because the MSCI EAFE® Value Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Portfolio invests.

Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Jeff John, CFA, Vice President and Ryan Cope, CFA (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Phillip N. Davidson, CFA, Senior Vice President and Co-Chief Investment Officer — Global Value Equity and Senior Vice President, Michael Liss, CFA, CPA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 27.30% compared to the Russell 2500TM Value Index and the S&P SmallCap 600® Value Index, which returned 27.78% and 30.95%, respectively, for the same period.

Portfolio Specifics: Broad U.S. equity markets delivered strong returns in 2021, buoyed by expanding vaccine availability, federal aid, positive economic news and strong corporate earnings reports. Stocks experienced some volatility throughout the year, however, due to the emergence of the delta and omicron variants of the coronavirus, supply chain constraints, inflation concerns and labor shortages.

Value stocks outperformed. Mid-cap stocks as measured by the Russell family of indices outperformed small cap equities but underperformed large cap equities. Value stocks outperformed growth stocks for the period among mid-cap stocks.

The Portfolio underperformed the Russell 2500 TM Value Index after the deduction of fees and expenses but outperformed before fees and expenses during the reporting period. Although the Russell 2500 TM Value Index is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000® Value and Russell Midcap Value® indices, respectively.

The Mid Cap Value sleeve underperformed its benchmark, the Russell Midcap® Value Index, for the year. Stock selection in materials hindered relative performance. Higher materials costs pressured containers and packaging holdings such as Sonoco Products. A lack of exposure to the metals and mining industry also dampened relative returns. Security selection in financials weighed on relative returns against a backdrop of strong equity markets and continued re-openings. Our preference for higher-quality banks and our investments in insurance dampened performance. Not owning companies in the consumer finance industry also detracted. On a positive note, stock selection in industrials contributed to performance. Select holdings in the machinery and electrical equipment industries benefited performance. Electrical product provider nVent Electric was a top performer.

The Small Cap Value sleeve, however, outperformed its benchmark, the Russell 2000® Value Index. Stock selection in the financials sector aided relative performance. Signature Bank, a top performer, is what we believe to be a higher-quality, New York-based commercial bank that reported improved credit trends and deposit growth. Stock selection in information technology also lifted relative performance, assisted by software investments such as Teradata. Teradata benefited from growth in its public cloud business. Stock selection in materials, and especially in the containers and packaging industry, weighed on relative performance. Pactiv Evergreen, a producer of fresh food and beverage packaging, underperformed. Pactiv faced transitory challenges caused by the pandemic.

The blended Portfolio outperformed its benchmark, the Russell 2500® Value Index before the deduction of fees and expenses but underperformed net of fees and expenses during the reporting period. Information technology holdings drove relative outperformance, aided by an investment in Teradata. The market reacted favorably after this leader in software for database management reported strong quarterly results. In addition, investors were encouraged by better-than-expected data for Teradata's public cloud business, validating the strategic efforts initiated by new senior management to strengthen its position in public cloud. ConcoPhillips was another strong performer. This exploration and production company outperformed due in part to its continued strong execution. During the third quarter, it unveiled what we think is an attractive 10-year financial plan and announced an attractively priced acquisition of assets from a competitor. The stock also benefited from stronger commodity prices. Stock selection in materials detracted from relative performance, as higher input costs pressured several containers and packaging holdings. Among individual holdings, Zimmer Biomet Holdings was a prominent detractor. This medical device company underperformed following strong performances in the second half of 2020, when elective surgeries began to be allowed during the pandemic. With the omicron surge toward the end of 2021, many providers delayed elective surgeries.

Current Strategy and Outlook: The Portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We do not rely on impending catalysts in our process. Investors wonder if there are impending catalysts that might bring about a long-awaited and a lasting shift toward value stocks. We believe value catalysts are embedded in our security selection. Our process involves buying what we believe to be higher-quality companies trading at a discount to fair value. We believe our fundamental analysis leads us to companies that are undervalued for transitory reasons, and their shares will inherently revert at some point. Relying on catalysts can be precarious, in our opinion. When a catalyst becomes recognizable to the market, in our view the corresponding securities may have already become less attractive on a relative risk/reward basis.

We believe companies in the consumer staples sector generally offer strong defensive characteristics. Furthermore, we believe many of our holdings have taken steps to improve operations and strengthen their balance sheets. We added to some of our positions as select securities became more attractively priced in our view.

We believe the financial sector offers select higher-quality companies that fit our process. We prefer trust banks and other financials that risk minimal capital as part of their business model. Our exposure to banks focuses on those we think are more likely to manage credit successfully through the ups and downs of the business cycle.

The pandemic accelerated paradigm-shifting structural trends. For example, we believe de-denisfication has reshaped the real estate market as millennials migrate from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. Declining technology costs and growing environmental concerns have created opportunities, in our view, for utilities to transition power generation from coal and natural gas to renewable sources such as solar and wind. In addition, we believe government entities will support renewables by enacting policies intended to combat global warming. In our opinion, these and other significant themes may create investment opportunities while increasing the importance of fundamental analysis and security selection.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Financials	21.7%
Industrials	15.9%
Health Care	12.8%
Consumer Discretionary	9.9%
Information Technology	8.7%
Consumer Staples	7.2%
Real Estate	6.4%
Utilities	5.6%
Materials	5.1%
Energy	3.8%
Communication Services	1.2%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021*
(as a percentage of net assets)

Zimmer Biomet Holdings, Inc.	2.2%
Northern Trust Corp.	1.7%
Cerner Corp.	1.6%
Conagra Brands, Inc.	1.4%
Advance Auto Parts, Inc.	1.4%
Bank of New York Mellon Corp.	1.4%
Edison International	1.4%
Southwest Airlines Co.	1.3%
Sonoco Products Co.	1.2%
Emerson Electric Co.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	26.94%	10.12%	12.86%
Class I	27.57%	10.66%	13.42%
Class S	27.30%	10.39%	13.13%
Class S2	27.11%	10.22%	12.97%
Russell 2500TM Value Index	27.78%	9.88%	12.43%
S&P SmallCap 600® Value Index	30.95%	10.25%	13.52%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager and Neal Rosenberg, Portfolio Manager of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 20.43% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 2.83% and 5.04%, respectively, for the same period.

Portfolio Specifics: The U.S. stock market rose relatively steadily during 2021, buoyed by COVID-19 vaccines, strong corporate earnings, and robust consumer demand. While the distribution of vaccines and lifting of lockdowns kicked off an economic rebound at the start of the year, the subsequent emergence of new variants slowed the recovery. Investors largely shrugged off concerns around labor shortages, supply chain issues, rising inflation, and signs that the U.S. Federal Reserve Board would taper its Quantitative Easing program. Large cap equities significantly outpaced small- and mid-cap stocks, particularly in the second half of the year.

Absolute Performance: Shares of investment decision support tools provider MSCI, Inc. increased on solid earnings and upbeat management reports. MSCI, Inc. enhanced its private markets capabilities with the acquisition of Real Capital Analytics. We believe the company owns strong, "all weather" franchises and we believe remains positioned to benefit from numerous secular tailwinds in the investment community.

Shares of syndicated IT research provider Gartner, Inc. increased on financial results that significantly beat street forecasts. Growth in the research business reaccelerated to double-digit levels, led by the Global Business Services segment, which is benefiting from a multi-year investment cycle. We expect improved revenue growth and renewed focus on cost control to drive margin expansion and enhanced cash generation. In our view, Gartner, Inc.'s stellar balance sheet can support aggressive share repurchases and bolt-on acquisitions, in our view.

Shares of hotel franchisor Choice Hotels International, Inc. rose in 2021 on earnings that surpassed pre-pandemic levels, beating investor expectations. Work-from-anywhere policies implemented during the pandemic, which allowed people to add leisure travel to their business plans, boosted demand, augmenting revenue per available room. Unit growth in Choice Hotels International, Inc.'s higher revenue-generating brands also added to fee-based income. We retain conviction given what we believe to be the company's strong franchising business, consistent profitability, and continued new unit growth.

Shares of regional casino company Penn National Gaming, Inc. declined due to market share losses and increased marketing costs related to online sports betting company Barstool Sportsbook. Penn National Gaming, Inc.'s increased exposure in this highly competitive business with its $2 billion acquisition of sports betting app theScore also pressured shares. We think Penn National Gaming, Inc. will have a solid foothold in the U.S. and Canada with these two purchases. Penn National Gaming, Inc. has a strong balance sheet to fund its digital losses, and we expect it to be profitable by 2023.

Real estate data and marketing platform CoStar Group, Inc. detracted as record-high apartment occupancy caused a slowdown in its multifamily marketing platform. We think this condition is temporary and growth will improve through higher prices and better customer segmentation. We believe CoStar Group, Inc. push into the residential market, while requiring a meaningful short-term investment, should ultimately yield high returns and enhance growth and profitability, in our view.

Shares of corporate childcare provider Bright Horizons Family Solutions, Inc. dropped in 2021 as COVID-19 variants pushed out its re-enrollment ramp and labor shortages pressured capacity and margins. The possibility that more hybrid work-from-home arrangements could result in lower demand for services also hurt share price. We continue to like what we believe to be this high-quality name.

Relative Performance: The Portfolio outperformed the Russell 2000® Growth Index in 2021 due to stock selection, differences in sector/sub-industry weights, and tailwinds from style biases, particularly underexposure to the weak performing residual volatility and beta factors.

Investments in health care, financials, and information technology added the most value. Within health care, lower exposure to lagging biotechnology stocks contributed over 585 basis points. Strength in the sector also came from Bio-Techne Corporation, veterinary diagnostics leader IDEXX Laboratories, Inc., and pharmaceutical packaging manufacturer West Pharmaceutical Services, Inc. Gains in financials were driven by financial exchanges & data providers MSCI, Inc. and FactSet Research Systems, Inc. Independent investment research provider Morningstar, Inc., asset manager The Carlyle Group Inc., and specialty insurer Arch Capital Group Ltd. also performed well in the sector. Performance in IT was bolstered by Gartner, Inc. Positive stock selection in information technology was somewhat offset by lack of exposure to semiconductor stocks.

Underperformance of industrials and consumer discretionary investments weighed the most on relative results. Weakness in industrials came from CoStar Group, Inc., while Penn National Gaming, Inc. and Bright Horizons Family Solutions, Inc. were responsible for the relative shortfall in the consumer discretionary sector.

Current Strategy and Outlook: As long-term investors in what we view as high quality growth stocks, we are always actively looking for companies with what we believe are open-ended growth opportunities, competitive advantages, and what we believe to be excellent management, at attractive valuations. While we are certainly aware of short-term macro events, we do not manage the Portfolio in response to these developments. Rather, we position the Portfolio to seek to benefit from what we believe to be durable growth opportunities over the long term.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Financials	31.4%
Consumer Discretionary	22.2%
Health Care	14.6%
Information Technology	14.6%
Industrials	7.4%
Real Estate	6.2%
Communication Services	3.6%
Assets in Excess of Other Liabilities	0.0%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

MSCI, Inc. — Class A	10.2%
Vail Resorts, Inc.	7.3%
Choice Hotels International, Inc.	7.0%
Factset Research Systems, Inc.	5.8%
Gartner, Inc.	5.6%
ANSYS, Inc.	4.6%
Idexx Laboratories, Inc.	4.5%
CoStar Group, Inc.	4.2%
Bio-Techne Corp.	3.8%
Morningstar, Inc.	3.4%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	20.14%	22.53%	16.81%
Class I	20.73%	23.14%	17.39%
Class R6(1)	20.74%	23.15%	17.40%
Class S	20.43%	22.83%	17.10%
Class S2	20.25%	22.64%	16.93%
Russell 2000® Growth Index	2.83%	14.53%	14.14%
Russell 2500TM Growth Index	5.04%	17.65%	15.75%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 23.94% compared to the Russell 1000® Index, which returned 26.45% for the same period.

Portfolio Specifics: The Portfolio's relative underperformance was driven by a combination of stock selection and sector allocation. From an allocation perspective, overweights to the communication services and materials sectors hurt relative performance. An underweight to the strong performing real estate sector also detracted from performance. The industrials sector was the weakest sector for the Portfolio, driven primarily by stock selection, most notably Uber, but also Southwest Airlines and Honeywell. Health care was also an area of detraction. Medical devices company, Medtronic, was the biggest relative detractor. We remain confident in Medtronic's new management team and believe that it will be among top performers in the health care sector once we are through the last COVID-19 surge from the Omicron variant. Other health care holdings that weighed on relative performance included, BioMarin and Vertex, health care equipment company, Dentsply Sirona, Inc. and Johnson & Johnson. Activision Blizzard, Inc. and T-Mobile USA, Inc., both within the communication services sector, were among the Portfolio's largest top detractors during the year. Within the consumer staples sector, Coca-Cola Company (which has been sold from the Portfolio) and Sysco Corporation disappointed. Within consumer discretionary, the Portfolio's large holding in Amazon.com (which had been a huge positive contributor in 2020) weighed on results, as did Dollar Tree (which has been sold from the Portfolio).

The Portfolio's overweight allocations to financials, energy and information technology contributed positively to performance versus the Russell 1000® Index. Underweight allocations to the utilities and consumer staples also added to relative results. The information technology sector was the Portfolio's strongest area of contribution, with performance driven by strong stock selection. Holdings that delivered strong results included software companies Intuit, Microsoft and Palo Alto Networks. Semiconductor equipment companies NVIDIA Corp., Lam Research Corp., and Marvell Technology were also strong contributors to performance. Within energy, all three of the Portfolio's holdings, Canadian Natural Resources Limited, Chevron and EOG Resources, Inc. benefited the Portfolio's performance versus the Russell 1000® Index. Eli Lilly and Company stood out in the sector as a significant positive contributor in health care. Within the financials sector notable contributors included Morgan Stanley, Bank of America Corp. and American Express. In the communications sector, Alphabet was one of the Portfolio's top individual contributors for the year.

Current Strategy and Outlook: In our opinion, the market's focus remains on the re-opening of economic activity, supply-chain improvement and a return to normal life, post-COVID-19. The rapid spread of the virus caused by the Omicron variant in the last month of 2021 has been mitigated thus far by the fact that cases have been much milder. Concerns for financial markets also include inflation and the pace and timing of interest rate hikes by the U.S. Federal Reserve Board. In our view, corporate earnings and capital markets remain strong, and our Contrarian Core team continues to be positive in its overall market outlook, while recognizing that recovery still depends on getting the coronavirus fully under control.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Information Technology	32.3%
Health Care	13.4%
Communication Services	11.8%
Financials	10.0%
Consumer Discretionary	9.2%
Industrials	8.3%
Consumer Staples	4.5%
Materials	3.1%
Energy	3.0%
Utilities	1.7%
Real Estate	1.2%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

Microsoft Corp.	7.1%
Apple, Inc.	6.4%
Amazon.com, Inc.	4.4%
Alphabet, Inc. — Class C	2.8%
Berkshire Hathaway, Inc. — Class B	2.7%
Raytheon Technologies Corp.	2.7%
Alphabet, Inc. — Class A	2.6%
Johnson & Johnson	2.5%
Meta Platforms, Inc.	2.3%
TE Connectivity Ltd.	2.2%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	23.62%	16.92%	15.18%
Class I	24.23%	17.50%	15.77%
Class S	23.94%	17.25%	15.49%
Russell 1000® Index	26.45%	18.43%	16.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisers, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class I shares provided a total return of 34.52% compared to the Russell 2000® Value Index, which returned 28.27% for the same period.

Portfolio Specifics: For year ended December 31, 2021, Portfolio meaningfully outperformed the Russell 2000® Value Index, which returned 28.27% for the period. Outperformance was driven by strong, broad-based stock selection across a variety of sectors. Selection was especially strong within consumer staples, financials, industrials, and information technology. Selection within consumer discretionary detracted from relative results (though this was largely due to the strategy not owning GameStop). Sector allocation added to relative results, due in large part to an underweight to the underperforming healthcare sector.

Despite continued challenges due to the COVID-19 pandemic as well as supply chain disruptions and rising inflation, equity markets posted remarkably strong returns in 2021. High levels of fiscal and monetary stimulus along with strong consumer spending and corporate earnings propelled markets higher. Our long-standing investment process of searching for value companies that are exhibiting signs of early improvement and upward inflection allowed us to generate significant outperformance in this market environment. We have used this same investment process since the strategy's inception, and it has helped us navigate the Portfolio through all types of past market environments as well.

In terms of individual securities, one of the top contributors to relative performance was our position in United Natural Foods. Shares in the company, which is a leading distributor of health and specialty foods, saw tailwinds from the coronavirus pandemic as consumers looked for healthy foods at home. The company also announced they extended their distribution contract with Whole Foods through 2027.

Current Strategy and Outlook: We continue to be cautiously optimistic on equity markets and believe that the expansionary trajectory of the economy will continue. In our view, consumer spending remains strong and we believe that supply chain issues will alleviate eventually. While inflation may remain higher for longer, we do not see this as being enough to derail further growth, in our opinion. Of course, the COVID-19 pandemic has not gone away and continues to be something we must monitor closely.

As of year-end, the Portfolio is overweight industrials, information technology (specifically semiconductors), materials, and financials. Underweights remain in healthcare, real estate, and communication services.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Financials	29.0%
Industrials	18.7%
Information Technology	9.1%
Consumer Discretionary	7.8%
Real Estate	7.0%
Materials	6.6%
Energy	6.5%
Health Care	5.6%
Utilities	4.6%
Consumer Staples	3.8%
Communication Services	1.1%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

Axos Financial, Inc.	1.6%
Ovintiv, Inc.	1.6%
First Industrial Realty Trust, Inc.	1.6%
SMART Global Holdings, Inc.	1.5%
ArcBest Corp.	1.5%
UMB Financial Corp.	1.4%
Kforce, Inc.	1.4%
Diodes, Inc.	1.4%
Focus Financial Partners, Inc.	1.4%
United Natural Foods, Inc.	1.4%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	33.85%	9.74%	12.16%
Class I	34.52%	10.30%	12.72%
Class R6(1)	34.57%	10.32%	12.73%
Class S	34.22%	10.02%	12.43%
Class S2	33.96%	9.86%	12.27%
Russell 2000® Value Index	28.27%	9.07%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Co-Lead Portfolio Manager, Devin Armstrong, Co-Lead Portfolio Manager, and James Warwick, each a Portfolio Manager* of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 32.96% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 25.16% and 28.71%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2021, the Portfolio outperformed the Russell 1000® Value Index. On the positive side, stock selection and an overweight in energy boosted relative return. Energy stocks were buoyed by rising oil prices resulting from OPEC production cuts and a gas and oil shortage in Europe and Asia. Devon Energy, Marathon Oil and Canadian Natural Resources were leading contributors to absolute and relative returns. Strong stock selection within industrials also boosted relative return. Johnson Controls International and Textron added to both absolute and relative returns. Textron benefited from a material uptick in business jet orders. Stock selection and an overweight in financials was a large contributor to relative return. American International, Bank of America and Wells Fargo aided both absolute and relative returns. We believe that financial companies are well positioned to benefit as interest rates/yields move higher and loan growth recovers. A material underweight to communication services enhanced relative returns, as the sector was the worst performing sector for the year.

On the negative side, although the average cash allocation averaged less than 3% for the period, cash was a large detractor in a strong equity market. Having a material underweight to real estate also detracted from relative returns, as the sector was the second-best performing sector for the period. Stock selection in consumer discretionary detracted from relative return, with Las Vegas Sands and not owning Ford Motor Company were the largest detractors in the sector. Las Vegas Sands stock underperformed due to COVID-19 restrictions as well as uncertainty surrounding the Macau government's re-tendering of casino/gaming licenses and divestiture of its U.S. casinos.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. The use of currency forward contracts had a slightly positive impact on the Portfolio's performance relative to the Russell 1000® Value Index for the reporting period.

Current Strategy and Outlook: The Portfolio currently has a cyclical bias with overweight exposures in financial and energy companies and is also overweight information technology, consumer staples and industrials stocks. Conversely, the Portfolio is underweight real estate, utilities, communication services, healthcare and consumer discretionary.

Despite recent fears of inflation and the new Omicron variant causing a decrease in consumer demand, we remain cautiously optimistic about the longer-term outlook for U.S. and global economies. Though the creation of new vaccines and recently approved COVID-19 treatments should provide a measure of stability, we believe equity markets may experience continued volatility.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Financials	23.3%
Health Care	15.5%
Industrials	12.9%
Information Technology	12.7%
Energy	11.4%
Consumer Staples	8.7%
Consumer Discretionary	4.5%
Materials	4.5%
Utilities	1.7%
Communication Services	1.3%
Real Estate	1.0%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021*
(as a percentage of net assets)

Bank of America Corp.	3.4%
Philip Morris International, Inc.	3.0%
Citigroup, Inc.	2.9%
Anthem, Inc.	2.5%
Wells Fargo & Co.	2.4%
American International Group, Inc.	2.3%
Cisco Systems, Inc.	2.3%
Cognizant Technology Solutions Corp.	2.2%
CVS Health Corp.	2.0%
General Motors Co.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective July 8, 2021, Charles DyReyes no longer serves as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	32.69%	11.03%	12.43%
Class I	33.33%	11.59%	12.99%
Class S	32.96%	11.31%	12.71%
Russell 1000® Value Index	25.16%	11.16%	12.97%
S&P 500® Index	28.71%	18.47%	16.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Co-lead Portfolio Manager, Matthew Titus, Co-lead Portfolio Manager, Sergio Marcheli and Chuck Burge, Portfolio Managers of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 18.31% compared to the Russell 1000® Value Index, Bloomberg U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg U.S. Government/Credit Index, which returned 25.16%, -1.75% and 13.91%, respectively, for the same period.

Portfolio Specifics: For the year ended December 31, 2021, the Portfolio outperformed the 60% Russell 1000® Value Index/40% Bloomberg U.S. Government/Credit Index.

The equity sleeve underperformed the Russell 1000® Value Index. Within the equity allocation, stock selection in health care and information technology ("IT") detracted from relative returns. In health care, Zimmer Biomet and Medtronic were key detractors from both relative and absolute performance. Device makers suffered as COVID-19 variants began to spread rapidly, causing delays or cancellations to elective procedures.

Within IT, Splunk and Intel posted double-digit declines. Intel provided weaker guidance for the full year, driven by shortages of production components for microchips. Splunk announced an abrupt CEO departure in November that was viewed skeptically by investors, causing a sharp selloff in the stock.

Within the equity portion of the Portfolio, stock selection in industrials was the largest contributor to relative returns, due primarily to Johnson Controls. The company reported better than expected earnings driven in part by strength in its HVAC segment.

Stock selection and an overweight in financials also aided relative performance. Wells Fargo, Bank of America, AIG and Goldman Sachs were significant contributors.

Stock selection and an overweight in energy also contributed to relative returns during the year.

The Portfolio's non-equity sleeve holds investment grade bonds and convertible securities as a source of income and to provide stability amid market volatility. Both asset classes underperformed the Bloomberg U.S. Government/Credit Index during the year and detracted from relative performance.

The Portfolio's cash position, while less than 3.5% on average, also detracted from relative returns amid the strong market environment.

The Portfolio held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. These derivatives were not for speculative purposes or leverage, and these positions had a small positive impact on the Portfolio's relative performance for the fiscal year.

Current Strategy and Outlook: During the fiscal year, the team eliminated equity positions in materials, energy and financials, and added positions in communication services, consumer discretionary and health care. At the end of the fiscal year, the Portfolio's largest overweight exposures were in IT and consumer discretionary, while the largest underweights were in health care and utilities.

Top Ten Holdings
as of December 31, 2021*
(as a percentage of net assets)

United States Treasury Note, 1.250%, 11/30/26	3.8%
Wells Fargo & Co.	2.4%
General Motors Co.	2.3%
United States Treasury Note, 1.000%, 12/15/24	2.1%
Cognizant Technology Solutions Corp.	2.0%
United States Treasury Note, 1.500%, 11/30/28	2.0%
Bank of America Corp.	1.9%
CBRE Group, Inc.	1.9%
CSX Corp.	1.6%
American International Group, Inc.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Financials	21.4%
Health Care	9.9%
U.S. Treasury Notes	8.7%
Industrials	8.6%
Information Technology	8.5%
Energy	6.0%
Communications	5.4%
Consumer Discretionary	5.2%
Communication Services	4.5%
Consumer Staples	3.3%
Technology	3.3%
Consumer, Non-cyclical	2.7%
Utilities	2.2%
Real Estate	1.9%
Materials	1.9%
U.S. Treasury Bonds	1.7%
Consumer, Cyclical	1.5%
Basic Materials	0.1%
Federal National Mortgage Association	0.1%
Municipal Bonds	0.0%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	18.03%	8.98%	10.02%
Class I	18.60%	9.52%	10.57%
Class S	18.31%	9.25%	10.30%
Class S2	18.17%	9.11%	10.15%
Russell 1000® Value Index	25.16%	11.16%	12.97%
Bloomberg U.S. Government/Credit Index	-1.75%	3.99%	3.13%
60% Russell 1000® Value Index/40% Bloomberg U.S. Government/Credit Index	13.91%	8.62%	9.21%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO GLOBAL PORTFOLIO

VY® Invesco Global Portfolio* (the "Portfolio") seeks capital appreciation. The Portfolio is managed by John Delano, CFA. Vice President and Portfolio Manager of Invesco Advisers, Inc. ("Invesco") — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 15.13% compared to the MSCI All Country World IndexSM (the "Index"), which returned 18.54% for the same period.

Portfolio Specifics: For the reporting period, the Portfolio underperformed the Index. Three sectors were the primary drivers of our relative performance. Those were the information technology, consumer discretionary and healthcare sectors. Our relative deficits in those sectors were sizable enough to exceed the relatively good results we had in the communication service and real estate sectors, among others.

The top individual positions which contributed to our results were Alphabet Inc, which is dominant in many areas of increasing relevance, Intuit Inc the brand owner of both TurboTax and QuickBooks, the small business cornerstones, and S&P Global Inc, a company benefiting from rising debt issuance and the increasing prevalence of passive investing.

2021, as in every year, had its share of things which did not go as planned. JD.com was one such name. The company is fine, in our opinion, China however had its share of woes in 2021 and JD was not immune to it. It fell by 20%. StoneCo Ltd Class A is another company that disappointed. It is a Brazilian digital payments processor that had some execution mistakes and was then hurt by the domestic economic downturn in that country. Farfetch Limited Class A is an e-commerce company that is focused on luxury goods. It's share price declined during the period due to concerns about the Chinese economy and expectations that ended 2020, simply too high.

Current Strategy and Outlook: Our thematic, long-term, investment style leads us towards what we believe are quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. This is why we believe and behave with a long-term focus.

Geographic Diversification
as of December 31, 2021
(as a percentage of net assets)

United States	58.1%
Japan	12.0%
France	8.5%
India	4.5%
Netherlands	3.7%
China	3.6%
Sweden	3.5%
Germany	2.5%
United Kingdom	1.1%
Switzerland	1.0%
Countries between 0.2%-0.4%^	1.0%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 4 countries, which each represents 0.2%-0.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

Alphabet, Inc. — Class A	11.3%
Intuit, Inc.	6.5%
S&P Global, Inc.	5.3%
LVMH Moet Hennessy Louis Vuitton SE	5.3%
Meta Platforms, Inc.	5.1%
Adobe, Inc.	4.3%
Analog Devices, Inc.	3.4%
Nidec Corp.	3.3%
JD.com, Inc. ADR	3.3%
Keyence Corp.	3.0%

Portfolio holdings are subject to change daily.

*  Prior to May 1, 2021, the Portfolio was known as "VY® Invesco Oppenheimer Global Portfolio."

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® INVESCO GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	14.80%	17.56%	13.73%
Class I	15.37%	18.15%	14.29%
Class S	15.13%	17.86%	14.00%
Class S2	14.91%	17.67%	13.83%
MSCI All Country World IndexSM	18.54%	14.40%	11.85%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to June 27, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 29.51% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned 28.34% for the same period.

Portfolio Specifics: Equity markets rallied during the reporting year, despite a bumpy ride highlighted by an increase in COVID-19 cases and macroeconomic concerns. Ultimately investors chose to focus on improving fundamentals over short-term headlines, as robust 3rd quarter earnings and favorable forward looking guidance led the market to continued all-time highs.

2021 was a banner year for markets, with the Russell Midcap® Value returning over 28%. Despite the strong overall return, volatility persisted underneath the hood, as COVID-19 surges, mixed economic data, and supply chain issues remained in the headlines. The Portfolio was able to navigate the pockets of volatility; outperforming its benchmark. In terms of portfolio impact, industrials was our top contributor to performance, with health care as the most challenged sector.

Our stock selection within industrials has been additive, as we have been able to gain exposure to cyclicality through high quality companies that have been able to maintain strong pricing power during a difficult operating environment. One of our top contributors was CSL, a diversified manufacturer that serves a broad range of niche industrial markets with significant exposure to commercial roofing. CSL continued to deliver strong earnings as the year progressed, which demonstrates that construction projects are rebounding, in our view, amidst the economic recovery. Despite the recent outperformance, we still view CSL as attractively valued given their ability to capitalize on the cyclical uptick, which we believe will allow for continued margin and return improvement. Additionally, we appreciate management's history of delivering steady and consistent cash flows, and their focus on returning capital to shareholders.

On the other hand, health care has been a detractor from a stock selection perspective. Particularly, our position in ("ZBH") has lagged this year as hospitals have been forced to postpone elective surgeries in response to increasing COVID-19 cases. While this continues to hamper earnings, we believe that management is navigating this situation well, and will be well-positioned for a rebound once elective surgeries resume at a more normalized pace. Additionally, ZBH's size as the largest manufacturer of orthopedic devices, plus current valuations, provide significant room for multiple expansion, in our opinion. Finally, the company has recently delivered multiple successful product launches, which we believe should increase the magnitude of the future recovery and set up for long-term earnings and margin expansion.

Current Strategy and Outlook: Equity markets delivered a strong market rally in 2021, and Russell Midcap® Value was one of the top performers (+28%) on the heels of positive COVID-19 vaccine rollouts and optimism around an economic recovery. However, the year was mired with negative headlines surrounding inflation, supply chain issues, and surging COVID-19 cases; all of which led to volatility across the marketplace. This has created what we believed to be an attractive environment to find high quality companies that can benefit from the economic recovery at compelling valuations.

Wide intra-sector valuation spreads have led to heightened portfolio activity, with over 15 initiations this year. Financials remains our highest conviction sector given what we view as an attractive economic backdrop, excellent credit fundamentals, and relatively undemanding valuations, yet we've taken profits on strength in 2021. We expect strong spending trends thanks to elevated wealth levels, healthy balance sheets & pent-up demand; short-term supply chain & Omicron variant fears have given us opportunities to add to select retailers (Tapestry) and auto parts repair (LKQ). Investors' narrow focus on high growth has given us the opportunity to invest in companies who we believe are well-run with impressive management teams at what we view as attractive multiples (FleetCor Technologies & NortonLifeLock); but remain underweight the sector due to overall high valuations. We have taken profits in the top performing energy sector. We maintain an approach of investing in companies with well-located assets, strong balance sheets, and a shareholder friendly approach to capital allocation.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Financials	22.3%
Industrials	14.1%
Real Estate	12.1%
Consumer Discretionary	11.3%
Utilities	8.1%
Information Technology	7.3%
Health Care	6.8%
Materials	4.9%
Communication Services	4.1%
Consumer Staples	4.1%
Energy	4.0%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

Ameriprise Financial, Inc.	1.9%
Autozone, Inc.	1.6%
Huntington Bancshares, Inc.	1.6%
Motorola Solutions, Inc.	1.6%
M&T Bank Corp.	1.6%
Laboratory Corp. of America Holdings	1.5%
Loews Corp.	1.5%
Fortune Brands Home & Security, Inc.	1.5%
Xcel Energy, Inc.	1.5%
Fifth Third Bancorp	1.5%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	29.15%	10.07%	12.41%
Class I	29.79%	10.63%	12.98%
Class S	29.51%	10.36%	12.70%
Class S2	29.29%	10.19%	12.53%
Russell Midcap® Value	28.34%	11.22%	13.44%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, Portfolio Manager* of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class S shares provided a total return of 13.58% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned 24.76% and 12.73%, respectively, for the same period.

Portfolio Specifics: The Portfolio outperformed the Russell Midcap Growth Index, for the reporting period. Broadly speaking, stock selection drove relative outperformance, although sector allocation had a negative impact.

Information technology contributed to relative results, due to stock selection. Fortinet is a network firewall security company with steady growth and what we believe to be a thoughtful capital allocation approach that is both profitable and trading at a reasonable valuation relative to peers, in our view. Shares traded higher over the period driven by product and revenue growth.

Security selection in the consumer discretionary sector aided relative performance. AutoZone is a leading distributor of automotive replacement parts and accessories, selling products to both do-it-yourself and commercial customers. Shares traded higher as the company reported strong sales and earnings results due to the company being able to attract customers through reliable product availability, in our view.

Stock choices in the consumer staples sector also had a positive impact on relative results, driven by BJ's Wholesale Club Holdings.

Conversely, industrials and business services weighed on relative results, due to stock selection and an unfavorable underweight position. Array Technologies is a leading manufacturer of solar trackers in large, utility-scale solar operations. The trackers allow the solar panels to move and track the sun throughout the day, leading to greater energy generation. Shares plunged after the company noted that it was unable to affirm its previous earnings guidance for fiscal year 2021 due to surging steel and freight prices. Considering that industry competition is tough, we decided to exit the stock in favor of what we believe to be better long-term growth opportunities.

The Portfolio's overweight to the communication services sector also hindered relative returns during the period, although the effect was partially offset by security selection.

Current Strategy and Outlook: After back-to-back years of strong performance across most equity and credit sectors, we believe that global markets face more uncertain prospects in 2022. In our view, investors will need to use greater selectivity to identify potential opportunities. We believe that higher inflation, a shift toward monetary tightening, and new coronavirus variants all pose potential challenges for economic growth and earnings — at a time when valuations, in our view, appear elevated across many asset categories. Many believe that as governments and central banks withdraw the massive stimulus applied during the pandemic, economic growth inevitably will slow sharply. But in our opinion, slower growth doesn't necessarily mean low growth. We believe that a number of tailwinds should sustain the recovery in 2022, including strong consumer and corporate balance sheets.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Information Technology	35.3%
Health Care	18.1%
Consumer Discretionary	15.7%
Industrials	12.8%
Communication Services	5.0%
Financials	4.3%
Materials	2.5%
Consumer Staples	2.4%
Energy	2.0%
Real Estate	1.8%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021*
(as a percentage of net assets)

Fortinet, Inc.	1.4%
Cadence Design Systems, Inc.	1.3%
McKesson Corp.	1.3%
Chipotle Mexican Grill, Inc.	1.3%
DexCom, Inc.	1.2%
Palo Alto Networks, Inc.	1.2%
Lululemon Athletica, Inc.	1.1%
Trade Desk, Inc./The	1.1%
Microchip Technology, Inc.	1.1%
Amphenol Corp.	1.1%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective January 1, 2021, Donald J. Easley, CFA was removed as a portfolio manager of the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	13.24%	19.38%	16.38%
Class I	13.80%	19.98%	16.94%
Class R6(1)	13.80%	20.01%	16.96%
Class S	13.58%	19.68%	16.65%
Class S2	13.28%	19.50%	16.48%
S&P MidCap 400® Index	24.76%	13.09%	14.20%
Russell Midcap® Growth Index	12.73%	19.83%	16.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2021, the Portfolio's Class I shares, provided a total return of 20.15% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 28.71% and 27.60%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the S&P 500® Index for the period. Stock selection largely drove the relative underperformance. Information technology was the leading relative detractor, due to security selection. Consumer discretionary also hindered relative results, owing to stock choices. The communication services sector further weighed on returns due to an overweight exposure, although favorable stock picks partially offset losses. Conversely, a lack of exposure to consumer staples and utilities aided relative performance.

The information technology sector detracted the most during the period. Shares of Zoom Video Communications traded lower due to faster-than-expected churn within small and mid-size customers as some employees begin to return to the office.

Consumer staples and utilities were the only two sectors that aided relative performance due to a lack of exposure.

Current Strategy and Outlook: After back-to-back years of strong performance across most equity and credit sectors, in our view global markets face more uncertain prospects in 2022. We believe that investors will need to use greater selectivity to identify potential opportunities. We also believe that higher inflation, a shift toward monetary tightening, and new coronavirus variants all pose potential challenges for economic growth and earnings — at a time when valuations, in our view, appear elevated across many asset categories. Many believe that as governments and central banks withdraw the massive stimulus applied during the pandemic, economic growth inevitably will slow sharply. But in our opinion, slower growth doesn't necessarily mean low growth. We believe that a number of tailwinds should sustain the recovery in 2022, including strong consumer and corporate balance sheets.

Sector Diversification
as of December 31, 2021
(as a percentage of net assets)

Information Technology	38.7%
Consumer Discretionary	25.3%
Communication Services	20.7%
Health Care	7.8%
Industrials	4.5%
Financials	1.9%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2021
(as a percentage of net assets)

Microsoft Corp.	10.5%
Amazon.com, Inc.	9.8%
Rivian Automotive, Inc. Lockup Shares	5.9%
Apple, Inc.	5.8%
Meta Platforms, Inc.	4.8%
Alphabet, Inc. — Class A	4.2%
Alphabet, Inc. — Class C	4.2%
Intuit, Inc.	2.3%
NetFlix, Inc.	1.9%
Nvidia Corp.	1.8%

Portfolio holdings are subject to change daily.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	19.54%	22.59%	18.51%
Class I	20.15%	23.21%	19.11%
Class S	19.85%	22.89%	18.81%
Class S2	19.68%	22.71%	18.63%
S&P 500® Index	28.71%	18.47%	16.55%
Russell 1000® Growth Index	27.60%	25.32%	19.79%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the

Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Class ADV	$1,000.00	$978.20	1.17%	$5.83	$1,000.00	$1,019.31	1.17%	$5.96
Class I	1,000.00	981.30	0.67	3.35	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	979.10	0.92	4.59	1,000.00	1,020.57	0.92	4.69
Voya International High Dividend Low Volatility Portfolio
Class ADV	$1,000.00	$1,022.80	1.23%	$6.27	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,026.20	0.73	3.73	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,023.90	0.98	5.00	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,023.50	1.13	5.76	1,000.00	1,019.51	1.13	5.75
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,054.20	1.35%	$6.99	$1,000.00	$1,018.40	1.35%	$6.87
Class I	1,000.00	1,056.70	0.85	4.41	1,000.00	1,020.92	0.85	4.33
Class S	1,000.00	1,055.70	1.10	5.70	1,000.00	1,019.66	1.10	5.60
Class S2	1,000.00	1,054.70	1.25	6.47	1,000.00	1,018.90	1.25	6.36

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Baron Growth Portfolio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Class ADV	$1,000.00	$1,108.00	1.49%	$7.92	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,110.60	0.99	5.27	1,000.00	1,020.21	0.99	5.04
Class R6	1,000.00	1,110.50	0.97	5.16	1,000.00	1,020.32	0.97	4.94
Class S	1,000.00	1,109.30	1.24	6.59	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	1,108.30	1.39	7.39	1,000.00	1,018.20	1.39	7.07
VY® Columbia Contrarian Core Portfolio
Class ADV	$1,000.00	$1,069.40	1.23%	$6.42	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,071.80	0.73	3.81	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,070.20	0.98	5.11	1,000.00	1,020.27	0.98	4.99
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,055.30	1.42%	$7.36	$1,000.00	$1,018.05	1.42%	$7.22
Class I	1,000.00	1,057.80	0.92	4.77	1,000.00	1,020.57	0.92	4.69
Class R6	1,000.00	1,058.00	0.86	4.46	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,056.60	1.17	6.06	1,000.00	1,019.31	1.17	5.96
Class S2	1,000.00	1,055.60	1.32	6.84	1,000.00	1,018.55	1.32	6.72
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,072.90	1.20%	$6.27	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,075.20	0.70	3.66	1,000.00	1,021.68	0.70	3.57
Class S	1,000.00	1,074.10	0.95	4.97	1,000.00	1,020.42	0.95	4.84
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,044.10	1.14%	$5.87	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,046.60	0.64	3.30	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,045.30	0.89	4.59	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,044.60	1.02	5.26	1,000.00	1,020.06	1.02	5.19
VY® Invesco Global Portfolio
Class ADV	$1,000.00	$1,031.40	1.30%	$6.66	$1,000.00	$1,018.65	1.30%	$6.61
Class I	1,000.00	1,033.80	0.80	4.10	1,000.00	1,021.17	0.80	4.08
Class S	1,000.00	1,032.70	1.05	5.38	1,000.00	1,019.91	1.05	5.35
Class S2	1,000.00	1,031.90	1.20	6.15	1,000.00	1,019.16	1.20	6.11
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,063.80	1.38%	$7.18	$1,000.00	$1,018.25	1.38%	$7.02
Class I	1,000.00	1,066.00	0.88	4.58	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,065.50	1.13	5.88	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,064.40	1.28	6.66	1,000.00	1,018.75	1.28	6.51

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2021*
Class ADV	$1,000.00	$1,037.10	1.30%	$6.67	$1,000.00	$1,018.65	1.30%	$6.61
Class I	1,000.00	1,039.50	0.80	4.11	1,000.00	1,021.17	0.80	4.08
Class R6	1,000.00	1,039.60	0.76	3.91	1,000.00	1,021.37	0.76	3.87
Class S	1,000.00	1,038.40	1.05	5.39	1,000.00	1,019.91	1.05	5.35
Class S2	1,000.00	1,037.50	1.20	6.16	1,000.00	1,019.16	1.20	6.11
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	$1,000.00	$1,037.00	1.23%	$6.32	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,039.60	0.73	3.75	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,038.20	0.98	5.03	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,037.50	1.13	5.80	1,000.00	1,019.51	1.13	5.75

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio (formerly, VY® Invesco Oppenheimer Global Portfolio), VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio and the Board of Directors of Voya Partners, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio (formerly, VY® Invesco Oppenheimer Global Portfolio), VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio (collectively referred to as the "Portfolios") (twelve of the portfolios constituting Voya Partners, Inc. (the "Company")), including the portfolios of investments, as of December 31, 2021, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (twelve of the portfolios constituting Voya Partners, Inc.) at December 31, 2021, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Portfolios' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 24, 2022

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
ASSETS:
Investments in securities at fair value+*	$128,381,077	$405,590,975	$392,985,811	$652,694,234
Investments in affiliates at fair value**	39,603,081	—	—	—
Short-term investments at fair value†	1,613,120	13,517,409	13,522,613	—
Cash	—	397,181	—	596
Cash collateral for futures contracts	450,000	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	955,000	—	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	640,000	—	—	—
Foreign currencies at value‡	152,188	302,099	103,353	—
Receivables:
Investment securities sold	51,107	101,432	438,128	1,602,240
Investment securities sold on a delayed-delivery or when-issued basis	8,605,192	—	—	—
Fund shares sold	310,322	2,862,180	32,342	51,662
Dividends	—	813,136	659,800	423,820
Interest	920,500	—	—	49,583
Foreign tax reclaims	4,989	1,715,372	14,379	—
Variation margin on futures contracts	240,834	—	—	—
Unrealized appreciation on forward foreign currency contracts	1,666,480	—	30,762	—
Unrealized appreciation on OTC swap agreements	15,675	—	—	—
Prepaid expenses	15	38	31	51
Reimbursement due from Investment Adviser	16,343	—	79,946	46,190
Other assets	11,646	39,769	12,298	30,738
Total assets	183,637,569	425,339,591	407,879,463	654,899,114
LIABILITIES:
Payable for investment securities purchased	47,404	101,431	213,119	111,924
Payable for investment securities purchased on a delayed-delivery or when-issued basis	22,173,436	—	—	—
Payable for fund shares redeemed	259	187	1,259,617	427,255
Payable upon receipt of securities loaned	132,120	13,517,409	5,933,484	—
Unrealized depreciation on forward foreign currency contracts	1,883,321	371	237,171	—
Unrealized depreciation on OTC swap agreements	221,203	—	—	—
Variation margin payable on centrally cleared swaps	3,393	—	—	—
Payable for investment management fees	80,634	205,133	304,563	512,885
Payable for distribution and shareholder service fees	14,371	64,890	67,725	117,083
Payable to custodian due to bank overdraft	75,070	—	—	—
Payable for directors fees	838	2,108	1,953	3,100
Payable to directors under the deferred compensation plan (Note 6)	11,646	39,769	12,298	30,738
Payable for borrowings against line of credit	—	—	—	531,000
Other accrued expenses and liabilities	84,296	202,864	155,746	247,688
Written options, at fair value^	29,730	—	—	—
Total liabilities	24,757,721	14,134,162	8,185,676	1,981,673
NET ASSETS	$158,879,848	$411,205,429	$399,693,787	$652,917,441
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$164,891,375	$357,029,372	$271,372,693	$60,448,228
Total distributable earnings (loss)	(6,011,527)	54,176,057	128,321,094	592,469,213
NET ASSETS	$158,879,848	$411,205,429	$399,693,787	$652,917,441
+ Including securities loaned at value	$128,450	$12,863,088	$5,763,078	$—
* Cost of investments in securities	$125,112,400	$363,272,429	$327,585,076	$112,437,049
** Cost of investments in affiliates	$41,399,129	$—	$—	$—
† Cost of short-term investments	$1,613,120	$13,517,409	$13,522,613	$—
‡ Cost of foreign currencies	$153,720	$299,650	$103,353	$—
^ Premiums received on written options	$63,500	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021 (CONTINUED)

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
Class ADV:
Net assets	$19,155,618	$27,020,903	$110,891,873	$140,345,452
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,891,638	2,621,564	7,804,192	4,907,985
Net asset value and redemption price per share	$10.13	$10.31	$14.21	$28.60
Class I:
Net assets	$110,162,128	$125,719,011	$186,364,510	$177,253,897
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,679,381	12,045,236	12,131,594	5,007,053
Net asset value and redemption price per share	$10.32	$10.44	$15.36	$35.40
Class R6:
Net assets	n/a	n/a	n/a	$50,409,775
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	1,422,263
Net asset value and redemption price per share	n/a	n/a	n/a	$35.44
Class S:
Net assets	$29,562,102	$258,075,245	$100,022,067	$282,226,940
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,869,462	24,909,982	6,628,053	8,784,535
Net asset value and redemption price per share	$10.30	$10.36	$15.09	$32.13
Class S2:
Net assets	n/a	$390,270	$2,415,337	$2,681,377
Shares authorized	n/a	100,000,000	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	37,290	169,894	91,726
Net asset value and redemption price per share	n/a	$10.47	$14.22	$29.23
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$209,383,232	$195,667,445	$287,546,429	$1,270,388,288
Short-term investments at fair value†	3,303,059	2,254,436	10,252,966	45,416,715
Foreign currencies at value‡	—	—	881	671
Receivables:
Investment securities sold	—	—	26,672	—
Fund shares sold	98,986	29,519	252,554	64,964
Dividends	144,380	228,685	412,079	838,941
Interest	—	—	—	1,942,431
Foreign tax reclaims	17,012	—	28,283	254,450
Unrealized appreciation on forward foreign currency contracts	—	—	4,727	28,364
Prepaid expenses	15	15	20	113
Reimbursement due from Investment Adviser	37,187	—	18,977	59,918
Other assets	12,305	8,249	20,760	73,047
Total assets	212,996,176	198,188,349	298,564,348	1,319,067,902
LIABILITIES:
Payable for investment securities purchased	—	46,023	2,741,818	—
Payable for fund shares redeemed	160,759	1,658,230	433,982	1,940,570
Payable upon receipt of securities loaned	—	—	—	5,295,209
Unrealized depreciation on forward foreign currency contracts	—	—	52,328	433,668
Payable for investment management fees	155,206	135,836	171,175	690,852
Payable for distribution and shareholder service fees	18,021	37,643	31,213	215,423
Payable for directors fees	969	946	1,267	6,597
Payable to directors under the deferred compensation plan (Note 6)	12,305	8,249	20,760	73,047
Other accrued expenses and liabilities	117,907	57,419	122,048	184,858
Total liabilities	465,167	1,944,346	3,574,591	8,840,224
NET ASSETS	$212,531,009	$196,244,003	$294,989,757	$1,310,227,678
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,545,307	$112,308,317	$225,632,873	$880,982,968
Total distributable earnings	79,985,702	83,935,686	69,356,884	429,244,710
NET ASSETS	$212,531,009	$196,244,003	$294,989,757	$1,310,227,678
+ Including securities loaned at value	$—	$—	$—	$54,744,008
* Cost of investments in securities	$157,903,994	$135,954,576	$212,159,327	$1,001,185,348
† Cost of short-term investments	$3,303,059	$2,254,436	$10,252,966	$45,416,715
‡ Cost of foreign currencies	$—	$—	$869	$670

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021 (CONTINUED)

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
Class ADV:
Net assets	$31,288,400	$39,427,128	$34,649,233	$49,436,090
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,481,727	1,893,158	1,646,316	956,082
Net asset value and redemption price per share	$21.12	$20.83	$21.05	$51.71
Class I:
Net assets	$157,467,715	$45,423,534	$178,855,973	$502,444,651
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,790,106	2,092,480	8,417,321	9,535,087
Net asset value and redemption price per share	$23.19	$21.71	$21.25	$52.69
Class R6:
Net assets	n/a	$12,559,756	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	577,644	n/a	n/a
Net asset value and redemption price per share	n/a	$21.74	n/a	n/a
Class S:
Net assets	$23,774,894	$96,977,662	$81,484,551	$437,820,564
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,061,688	4,488,585	3,828,708	8,372,257
Net asset value and redemption price per share	$22.39	$21.61	$21.28	$52.29
Class S2:
Net assets	n/a	$1,855,923	n/a	$320,526,373
Shares authorized	n/a	100,000,000	n/a	100,000,000
Par value	n/a	$0.001	n/a	$0.001
Shares outstanding	n/a	89,024	n/a	6,230,041
Net asset value and redemption price per share	n/a	$20.85	n/a	$51.45

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021

	VY® Invesco Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,712,341,570	$419,433,317	$1,459,054,888	$2,190,372,492
Short-term investments at fair value†	14,064,319	4,996,940	117,033,584	71,955,145
Cash	—	—	519,011	1,966,640
Foreign currencies at value‡	8,617	—	—	—
Receivables:
Investment securities sold	—	—	1,875,330	—
Fund shares sold	796,642	32,614	286,418	238,448
Dividends	4,502	702,040	417,962	116,477
Foreign tax reclaims	2,311,012	—	—	1,834
Prepaid expenses	146	32	128	172
Reimbursement due from Investment Adviser	35,171	39,582	42,662	56,104
Other assets	68,726	20,264	40,563	66,702
Total assets	1,729,630,705	425,224,789	1,579,270,546	2,264,774,014
LIABILITIES:
Payable for investment securities purchased	—	—	77	643
Payable for fund shares redeemed	101,369	1,716,691	121,030	1,031,526
Payable upon receipt of securities loaned	4,425,451	—	116,541,462	45,268,511
Payable for investment management fees	1,019,920	299,780	903,259	1,281,239
Payable for distribution and shareholder service fees	104,093	79,161	43,175	185,660
Payable for directors fees	8,617	2,094	7,354	10,681
Payable to directors under the deferred compensation plan (Note 6)	68,726	20,264	40,563	66,702
Payable for foreign capital gains tax	2,123,304	—	—	—
Other accrued expenses and liabilities	588,620	108,537	341,840	700,209
Total liabilities	8,440,100	2,226,527	117,998,760	48,545,171
NET ASSETS	$1,721,190,605	$422,998,262	$1,461,271,786	$2,216,228,843
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$437,766,119	$229,507,541	$755,307,308	$999,938,238
Total distributable earnings	1,283,424,486	193,490,721	705,964,478	1,216,290,605
NET ASSETS	$1,721,190,605	$422,998,262	$1,461,271,786	$2,216,228,843
+ Including securities loaned at value	$4,217,848	$—	$114,095,065	$44,234,476
* Cost of investments in securities	$604,275,681	$282,704,509	$1,020,429,685	$1,230,804,933
† Cost of short-term investments	$14,064,319	$4,996,940	$117,033,584	$71,955,145
‡ Cost of foreign currencies	$8,705	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2021 (CONTINUED)

	VY® Invesco Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$149,741,431	$93,649,155	$76,148,988	$394,504,072
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,098,535	4,868,019	6,126,247	3,854,277
Net asset value and redemption price per share	$24.55	$19.24	$12.43	$102.35
Class I:
Net assets	$1,381,311,614	$138,540,472	$1,214,370,556	$1,742,541,779
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	52,693,391	6,925,337	81,930,611	14,627,964
Net asset value and redemption price per share	$26.21	$20.00	$14.82	$119.12
Class R6:
Net assets	n/a	n/a	$118,927,419	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	8,013,149	n/a
Net asset value and redemption price per share	n/a	n/a	$14.84	n/a
Class S:
Net assets	$185,985,506	$188,813,068	$45,921,899	$72,845,235
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,489,623	9,576,683	3,309,356	656,759
Net asset value and redemption price per share	$24.83	$19.72	$13.88	$110.92
Class S2:
Net assets	$4,152,054	$1,995,567	$5,902,924	$6,337,757
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	174,054	104,121	469,515	60,281
Net asset value and redemption price per share	$23.85	$19.17	$12.57	$105.14

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	Voya Global Bond Portfolio	Voya International High Dividend Low Volatility Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,695	$16,590,544	$7,898,935	$4,140,340
Dividends from affiliated underlying funds	1,943,792	—	—	—
Interest, net of foreign taxes withheld*	4,271,720	—	—	39,001
Securities lending income, net	2,427	195,216	19,606	—
Total investment income	6,223,634	16,785,760	7,918,541	4,179,341
EXPENSES:
Investment management fees	1,005,938	2,529,157	4,227,190	5,890,368
Distribution and shareholder service fees:
Class ADV	99,824	136,335	545,871	657,381
Class S	75,574	668,511	239,692	670,687
Class S2	—	1,489	12,934	11,133
Transfer agent fees:
Class ADV	24,170	19,727	188,959	151,536
Class I	142,185	91,498	315,853	196,806
Class R6	—	—	—	79
Class S	36,593	193,444	165,745	309,415
Class S2	—	269	5,713	3,227
Shareholder reporting expense	17,141	28,435	24,310	14,015
Professional fees	17,783	37,390	26,898	33,213
Custody and accounting expense	75,710	101,714	79,952	50,274
Directors fees	6,706	16,861	15,627	24,802
Shareholder notification costs (Note 4)	—	31,995	—	—
Miscellaneous expense	13,093	34,396	11,060	22,712
Interest expense	—	423	297	4,845
Total expenses	1,514,717	3,891,644	5,860,101	8,040,493
Waived and reimbursed fees	(216,179)	—	(1,712,489)	(556,930)
Net expenses	1,298,538	3,891,644	4,147,612	7,483,563
Net investment income (loss)	4,925,096	12,894,116	3,770,929	(3,304,222)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(427,681)	32,719,734	67,198,863	54,558,239
Capital gain distributions from affiliated underlying funds	163,877	—	—	—
Forward foreign currency contracts	(4,734,543)	(1,629)	1,058,873	—
Foreign currency related transactions	49,512	(10,786)	(7,526)	(2,129)
Futures	518,890	—	—	—
Swaps	(1,067,835)	—	—	—
Written options	1,414,253	—	—	—
Net realized gain (loss)	(4,083,527)	32,707,319	68,250,210	54,556,110
Net change in unrealized appreciation (depreciation) on:
Investments	(4,640,738)	1,831,461	19,163,655	64,034,412
Affiliated underlying funds	(2,560,351)	—	—	—
Forward foreign currency contracts	(955,231)	(381)	(86,344)	—
Foreign currency related transactions	(124,382)	(86,654)	(425)	—
Futures	(445,844)	—	—	—
Swaps	(649,771)	—	—	—
Written options	3,528	—	—	—
Net change in unrealized appreciation (depreciation)	(9,372,789)	1,744,426	19,076,886	64,034,412
Net realized and unrealized gain (loss)	(13,456,316)	34,451,745	87,327,096	118,590,522
Increase (decrease) in net assets resulting from operations	$(8,531,220)	$47,345,861	$91,098,025	$115,286,300
* Foreign taxes withheld	$2,514	$1,581,371	$71,136	$6,804
^ Foreign capital gains taxes withheld	$41,032	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	VY® Columbia Contrarian Core Portfolio	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,403,588	$2,460,955	$5,737,664	$17,380,985
Interest	—	—	—	7,137,395
Securities lending income, net	—	—	14,277	120,489
Total investment income	2,403,588	2,460,955	5,751,941	24,638,869
EXPENSES:
Investment management fees	1,744,499	1,609,229	1,774,086	8,398,903
Distribution and shareholder service fees:
Class ADV	147,575	176,745	166,051	235,346
Class S	56,255	242,936	187,731	1,124,681
Class S2	—	7,234	—	1,293,954
Transfer agent fees:
Class ADV	14,445	30,151	19,995	22,218
Class I	69,244	38,393	87,790	235,598
Class R6	—	35	—	—
Class S	11,027	83,900	45,241	212,377
Class S2	—	1,572	—	152,713
Shareholder reporting expense	6,202	17,534	17,880	21,806
Professional fees	14,496	12,241	15,515	64,940
Custody and accounting expense	28,513	25,204	31,193	95,482
Directors fees	7,753	7,573	10,138	52,780
Miscellaneous expense	9,165	8,238	9,149	40,247
Total expenses	2,109,174	2,260,985	2,364,769	11,951,045
Waived and reimbursed fees	(492,492)	(89,884)	(233,799)	(886,264)
Brokerage commission recapture	(8,094)	(7,858)	—	—
Net expenses	1,608,588	2,163,243	2,130,970	11,064,781
Net investment income	795,000	297,712	3,620,971	13,574,088
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	28,186,665	24,469,921	19,976,039	166,187,323
Forward foreign currency contracts	—	—	178,219	1,064,187
Foreign currency related transactions	—	—	(37,499)	14,543
Net realized gain	28,186,665	24,469,921	20,116,759	167,266,053
Net change in unrealized appreciation (depreciation) on:
Investments	12,226,799	26,184,413	42,716,437	39,975,993
Forward foreign currency contracts	—	—	41,646	53,542
Foreign currency related transactions	—	—	(1,417)	(11,977)
Net change in unrealized appreciation (depreciation)	12,226,799	26,184,413	42,756,666	40,017,558
Net realized and unrealized gain	40,413,464	50,654,334	62,873,425	207,283,611
Increase in net assets resulting from operations	$41,208,464	$50,952,046	$66,494,396	$220,857,699
* Foreign taxes withheld	$14,762	$4,446	$64,678	$185,247

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021

	VY® Invesco Global Portfolio	VY® JPMorgan Mid Cap Value Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$8,670,531	$6,938,411	$5,627,727	$6,760,181
Securities lending income, net	53,738	1,405	135,966	156,400
Total investment income	8,724,269	6,939,816	5,763,693	6,916,581
EXPENSES:
Investment management fees	12,063,851	3,560,260	10,884,337	14,954,326
Distribution and shareholder service fees:
Class ADV	717,500	455,471	358,480	1,937,449
Class S	473,396	472,585	120,255	179,937
Class S2	17,198	6,033	27,258	24,527
Transfer agent fees:
Class ADV	141,254	106,163	56,714	263,649
Class I	1,365,785	159,912	963,857	1,136,081
Class R6	—	—	165	—
Class S	186,636	220,302	38,307	48,989
Class S2	4,239	1,755	5,437	4,166
Shareholder reporting expense	31,391	14,296	38,482	82,900
Professional fees	99,384	21,954	77,342	116,435
Custody and accounting expense	239,304	44,112	114,356	176,184
Directors fees	68,936	16,754	58,834	85,453
Proxy and solicitation costs (Note 1)	—	—	—	105,950
Miscellaneous expense	72,226	13,265	46,316	71,616
Interest expense	2,729	164	402	—
Total expenses	15,483,829	5,093,026	12,790,542	19,187,662
Waived and reimbursed fees	(432,246)	(463,244)	(537,587)	(1,382,047)
Brokerage commission recapture	—	(7,752)	—	—
Net expenses	15,051,583	4,622,030	12,252,955	17,805,615
Net investment income (loss)	(6,327,314)	2,317,786	(6,489,262)	(10,889,034)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	185,793,782	59,265,122	274,598,406	275,440,602
Forward foreign currency contracts	37,903	—	—	(12,134)
Foreign currency related transactions	(66,841)	—	—	(17,039)
Net realized gain	185,764,844	59,265,122	274,598,406	275,411,429
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	64,264,489	43,813,263	(78,857,995)	114,830,720
Forward foreign currency contracts	4,449	—	—	—
Foreign currency related transactions	(156,463)	—	—	65
Net change in unrealized appreciation (depreciation)	64,112,475	43,813,263	(78,857,995)	114,830,785
Net realized and unrealized gain	249,877,319	103,078,385	195,740,411	390,242,214
Increase in net assets resulting from operations	$243,550,005	$105,396,171	$189,251,149	$379,353,180
* Foreign taxes withheld	$849,446	$—	$23,633	$90,992
^ Foreign capital gains taxes withheld	$18	$—	$—	$—
# Change in foreign capital gains taxes accrued	$2,123,304	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		Voya International High Dividend Low Volatility Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$4,925,096	$5,671,017	$12,894,116	$8,705,812
Net realized gain (loss)	(4,083,527)	4,861,124	32,707,319	(31,060,166)
Net change in unrealized appreciation (depreciation)	(9,372,789)	6,090,949	1,744,426	12,103,137
Increase (decrease) in net assets resulting from operations	(8,531,220)	16,623,090	47,345,861	(10,251,217)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(915,517)	(499,001)	(540,901)	(3,998,093)
Class I	(5,901,123)	(4,117,554)	(3,068,169)	(18,958,530)
Class S	(1,449,150)	(856,131)	(5,834,728)	(41,156,670)
Class S2	—	—	(7,373)	(73,179)
Return of capital:
Class ADV	(144,296)	—	—	—
Class I	(824,076)	—	—	—
Class S	(214,197)	—	—	—
Total distributions	(9,448,359)	(5,472,686)	(9,451,171)	(64,186,472)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,210,633	17,959,104	10,505,727	20,855,018
Reinvestment of distributions	9,448,359	5,472,686	9,451,171	64,186,472
	19,658,992	23,431,790	19,956,898	85,041,490
Cost of shares redeemed	(22,323,447)	(56,396,854)	(64,164,436)	(71,367,998)
Net increase (decrease) in net assets resulting from capital share transactions	(2,664,455)	(32,965,064)	(44,207,538)	13,673,492
Net decrease in net assets	(20,644,034)	(21,814,660)	(6,312,848)	(60,764,197)
NET ASSETS:
Beginning of year or period	179,523,882	201,338,542	417,518,277	478,282,474
End of year or period	$158,879,848	$179,523,882	$411,205,429	$417,518,277

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® American Century Small-Mid Cap Value Portfolio		VY® Baron Growth Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$3,770,929	$3,845,487	$(3,304,222)	$(2,566,484)
Net realized gain (loss)	68,250,210	(2,741,117)	54,556,110	47,657,871
Net change in unrealized appreciation (depreciation)	19,076,886	6,978,194	64,034,412	104,781,202
Increase in net assets resulting from operations	91,098,025	8,082,564	115,286,300	149,872,589
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(741,893)	(1,711,366)	(11,180,973)	—
Class I	(1,787,999)	(3,371,776)	(11,935,097)	—
Class R6	—	—	(3,273,603)	—
Class S	(786,510)	(1,584,274)	(20,610,306)	—
Class S2	(19,149)	(59,796)	(211,817)	—
Total distributions	(3,335,551)	(6,727,212)	(47,211,796)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,109,075	20,389,448	26,834,028	43,933,495
Reinvestment of distributions	3,335,551	6,727,212	47,211,796	—
	34,444,626	27,116,660	74,045,824	43,933,495
Cost of shares redeemed	(69,553,735)	(62,309,206)	(85,094,711)	(114,832,332)
Net decrease in net assets resulting from capital share transactions	(35,109,109)	(35,192,546)	(11,048,887)	(70,898,837)
Net increase (decrease) in net assets	52,653,365	(33,837,194)	57,025,617	78,973,752
NET ASSETS:
Beginning of year or period	347,040,422	380,877,616	595,891,824	516,918,072
End of year or period	$399,693,787	$347,040,422	$652,917,441	$595,891,824

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Contrarian Core Portfolio		VY® Columbia Small Cap Value II Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$795,000	$995,168	$297,712	$564,427
Net realized gain	28,186,665	20,183,714	24,469,921	160,673
Net change in unrealized appreciation (depreciation)	12,226,799	29,571,634	26,184,413	9,456,557
Increase in net assets resulting from operations	41,208,464	50,750,516	50,952,046	10,181,657
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,369,226)	(743,213)	(207,547)	(972,185)
Class I	(15,634,335)	(4,445,739)	(368,043)	(1,435,739)
Class R6	—	—	(87,814)	(255,902)
Class S	(2,522,728)	(552,006)	(587,512)	(3,428,166)
Class S2	—	—	(9,407)	(55,992)
Total distributions	(21,526,289)	(5,740,958)	(1,260,323)	(6,147,984)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,293,760	141,807,257	53,308,350	12,993,038
Reinvestment of distributions	21,526,289	5,740,958	1,260,323	6,147,984
	52,820,049	147,548,215	54,568,673	19,141,022
Cost of shares redeemed	(35,836,004)	(67,475,819)	(57,321,932)	(33,759,350)
Net increase (decrease) in net assets resulting from capital share transactions	16,984,045	80,072,396	(2,753,259)	(14,618,328)
Net increase (decrease) in net assets	36,666,220	125,081,954	46,938,464	(10,584,655)
NET ASSETS:
Beginning of year or period	175,864,789	50,782,835	149,305,539	159,890,194
End of year or period	$212,531,009	$175,864,789	$196,244,003	$149,305,539

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Comstock Portfolio		VY® Invesco Equity and Income Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$3,620,971	$4,842,340	$13,574,088	$19,246,602
Net realized gain (loss)	20,116,759	(23,108,052)	167,266,053	9,602,771
Net change in unrealized appreciation (depreciation)	42,756,666	(10,389,112)	40,017,558	74,680,078
Increase (decrease) in net assets resulting from operations	66,494,396	(28,654,824)	220,857,699	103,529,451
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(403,191)	(1,304,497)	(1,040,639)	(2,330,514)
Class I	(2,872,788)	(6,426,417)	(12,825,759)	(27,058,975)
Class S	(1,119,663)	(3,064,953)	(10,309,711)	(24,794,296)
Class S2	—	—	(7,171,073)	(17,171,131)
Total distributions	(4,395,642)	(10,795,867)	(31,347,182)	(71,354,916)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	100,491,712	89,543,749	20,219,029	13,882,671
Reinvestment of distributions	4,395,642	10,795,867	31,347,182	71,354,916
	104,887,354	100,339,616	51,566,211	85,237,587
Cost of shares redeemed	(78,319,236)	(162,953,033)	(186,570,258)	(193,635,444)
Net increase (decrease) in net assets resulting from capital share transactions	26,568,118	(62,613,417)	(135,004,047)	(108,397,857)
Net increase (decrease) in net assets	88,666,872	(102,064,108)	54,506,470	(76,223,322)
NET ASSETS:
Beginning of year or period	206,322,885	308,386,993	1,255,721,208	1,331,944,530
End of year or period	$294,989,757	$206,322,885	$1,310,227,678	$1,255,721,208

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Global Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income (loss)	$(6,327,314)	$(1,449,121)	$2,317,786	$3,038,963
Net realized gain	185,764,844	84,593,469	59,265,122	14,330,361
Net change in unrealized appreciation (depreciation)	64,112,475	279,045,095	43,813,263	(24,564,419)
Increase (decrease) in net assets resulting from operations	243,550,005	362,189,443	105,396,171	(7,195,095)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(6,650,068)	(4,996,181)	(3,739,188)	(6,939,506)
Class I	(60,106,187)	(53,910,828)	(5,837,589)	(11,193,835)
Class S	(8,612,323)	(7,716,024)	(7,866,665)	(15,047,063)
Class S2	(200,349)	(149,769)	(53,361)	(138,167)
Total distributions	(75,568,927)	(66,772,802)	(17,496,803)	(33,318,571)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,945,982	19,464,266	31,952,852	16,958,254
Reinvestment of distributions	75,568,927	66,772,802	17,496,803	33,318,571
	108,514,909	86,237,068	49,449,655	50,276,825
Cost of shares redeemed	(213,252,498)	(258,026,375)	(89,164,000)	(77,538,133)
Net decrease in net assets resulting from capital share transactions	(104,737,589)	(171,789,307)	(39,714,345)	(27,261,308)
Net increase (decrease) in net assets	63,243,489	123,627,334	48,185,023	(67,774,974)
NET ASSETS:
Beginning of year or period	1,657,947,116	1,534,319,782	374,813,239	442,588,213
End of year or period	$1,721,190,605	$1,657,947,116	$422,998,262	$374,813,239

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment (loss)	$(6,489,262)	$(1,252,109)	$(10,889,034)	$(6,118,962)
Net realized gain	274,598,406	225,120,348	275,411,429	178,779,501
Net change in unrealized appreciation (depreciation)	(78,857,995)	127,862,938	114,830,785	378,276,668
Increase in net assets resulting from operations	189,251,149	351,731,177	379,353,180	550,937,207
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(12,473,482)	(4,946,458)	(34,928,755)	(13,600,775)
Class I	(179,469,278)	(86,073,841)	(134,596,628)	(50,553,168)
Class R6	(21,456,701)	(2,931,489)	—	—
Class S	(7,427,852)	(3,459,838)	(5,950,016)	(2,861,917)
Class S2	(1,217,580)	(490,552)	(500,457)	(415,290)
Total distributions	(222,044,893)	(97,902,178)	(175,975,856)	(67,431,150)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	67,311,211	203,466,649	210,975,263	174,272,043
Reinvestment of distributions	222,044,893	97,902,178	175,975,856	67,431,150
	289,356,104	301,368,827	386,951,119	241,703,193
Cost of shares redeemed	(205,325,704)	(304,349,380)	(323,591,279)	(443,066,547)
Net increase (decrease) in net assets resulting from capital share transactions	84,030,400	(2,980,553)	63,359,840	(201,363,354)
Net increase in net assets	51,236,656	250,848,446	266,737,164	282,142,703
NET ASSETS:
Beginning of year or period	1,410,035,130	1,159,186,684	1,949,491,679	1,667,348,976
End of year or period	$1,461,271,786	$1,410,035,130	$2,216,228,843	$1,949,491,679

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-21	11.28	0.27	•	(0.85)	(0.58)	0.49	—	0.08
12-31-20	10.64	0.28		0.62	0.90	0.26	—	—
12-31-19	10.33	0.27	•	0.48	0.75	0.44	—	—
12-31-18	10.94	0.29	•	(0.55)	(0.26)	0.35	—	—
12-31-17	10.24	0.26	•	0.66	0.92	0.22	—	—
Class I
12-31-21	11.49	0.33	•	(0.87)	(0.54)	0.55	—	0.08
12-31-20	10.83	0.33	•	0.64	0.97	0.31	—	—
12-31-19	10.51	0.33	•	0.49	0.82	0.50	—	—
12-31-18	11.14	0.35	•	(0.57)	(0.22)	0.41	—	—
12-31-17	10.42	0.32	•	0.68	1.00	0.28	—	—
Class S
12-31-21	11.47	0.30	•	(0.87)	(0.57)	0.52	—	0.08
12-31-20	10.82	0.31		0.63	0.94	0.29	—	—
12-31-19	10.50	0.31	•	0.48	0.79	0.47	—	—
12-31-18	11.12	0.32	•	(0.56)	(0.24)	0.38	—	—
12-31-17	10.41	0.30	•	0.66	0.96	0.25	—	—
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-21	9.43	0.28	•	0.80	1.08	0.20	—	—
12-31-20	11.36	0.19		(0.49)	(0.30)	0.32	1.31	—
12-31-19	10.88	0.27	•	1.38	1.65	0.19	0.98	—
12-31-18	13.06	0.16	•	(2.13)	(1.97)	0.21	—	—
12-31-17	10.90	0.19		2.16	2.35	0.19	—	—
Class I
12-31-21	9.54	0.33	•	0.82	1.15	0.25	—	—
12-31-20	11.49	0.25		(0.51)	(0.26)	0.38	1.31	—
12-31-19	11.00	0.33	•	1.40	1.73	0.26	0.98	—
12-31-18	13.21	0.23	•	(2.17)	(1.94)	0.27	—	—
12-31-17	11.01	0.25	•	2.20	2.45	0.25	—	—
Class S
12-31-21	9.47	0.30	•	0.82	1.12	0.23	—	—
12-31-20	11.41	0.22		(0.50)	(0.28)	0.35	1.31	—
12-31-19	10.93	0.30	•	1.38	1.68	0.22	0.98	—
12-31-18	13.12	0.19	•	(2.15)	(1.96)	0.23	—	—
12-31-17	10.94	0.22	•	2.18	2.40	0.22	—	—
Class S2
12-31-21	9.56	0.29	•	0.82	1.11	0.20	—	—
12-31-20	11.52	0.18	•	(0.48)	(0.30)	0.35	1.31	—
12-31-19	10.99	0.27	•	1.41	1.68	0.17	0.98	—
12-31-18	13.05	0.18	•	(2.16)	(1.98)	0.08	—	—
12-31-17	10.86	0.19	•	2.18	2.37	0.18	—	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-21	11.27	0.09	•	2.94	3.03	0.09	—	—
12-31-20	11.12	0.11		0.22	0.33	0.12	0.06	—
12-31-19	9.64	0.11		2.66	2.77	0.12	1.17	—
12-31-18	12.66	0.09		(1.67)	(1.58)	0.10	1.34	—
12-31-17	12.03	0.11		1.16	1.27	0.12	0.52	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-21	0.57	—	10.13	(5.21)	1.30	1.17	1.17	2.54	19,156	144
12-31-20	0.26	—	11.28	8.58	1.28	1.17	1.17	2.50	21,097	150
12-31-19	0.44	—	10.64	7.36	1.16	1.16	1.16	2.58	21,661	228
12-31-18	0.35	—	10.33	(2.40)	1.17	1.15	1.15	2.71	22,161	119
12-31-17	0.22	—	10.94	9.05	1.17	1.10	1.10	2.48	24,922	127
Class I
12-31-21	0.63	—	10.32	(4.78)	0.80	0.67	0.67	3.04	110,162	144
12-31-20	0.31	—	11.49	9.20	0.78	0.67	0.67	3.00	125,244	150
12-31-19	0.50	—	10.83	7.90	0.66	0.66	0.66	3.08	146,354	228
12-31-18	0.41	—	10.51	(2.01)	0.67	0.65	0.65	3.21	146,473	119
12-31-17	0.28	—	11.14	9.67	0.67	0.60	0.60	2.98	161,715	127
Class S
12-31-21	0.60	—	10.30	(5.03)	1.05	0.92	0.92	2.79	29,562	144
12-31-20	0.29	—	11.47	8.85	1.03	0.92	0.92	2.75	33,183	150
12-31-19	0.47	—	10.82	7.64	0.91	0.91	0.91	2.83	33,323	228
12-31-18	0.38	—	10.50	(2.17)	0.92	0.90	0.90	2.97	35,849	119
12-31-17	0.25	—	11.12	9.31	0.92	0.85	0.85	2.73	41,785	127
Voya International High Dividend Low Volatility Portfolio
Class ADV
12-31-21	0.20	—	10.31	11.50	1.23	1.23	1.23	2.75	27,021	73
12-31-20	1.63	—	9.43	(1.17)	1.24	1.24	1.24	1.86	26,702	74
12-31-19	1.17	—	11.36	16.13	1.30	1.26	1.25	2.36	29,900	143
12-31-18	0.21	—	10.88	(15.32)	1.47	1.40	1.40	1.26	30,149	16
12-31-17	0.19	—	13.06	21.66 (a)	1.46	1.40	1.40	1.50	37,898	14
Class I
12-31-21	0.25	—	10.44	12.08	0.73	0.73	0.73	3.25	125,719	73
12-31-20	1.69	—	9.54	(0.71)	0.74	0.74	0.74	2.37	122,082	74
12-31-19	1.24	—	11.49	16.75	0.80	0.76	0.75	2.86	139,862	143
12-31-18	0.27	—	11.00	(14.95)	0.97	0.90	0.90	1.77	135,229	16
12-31-17	0.25	—	13.21	22.35 (a)	0.96	0.90	0.90	2.00	183,905	14
Class S
12-31-21	0.23	—	10.36	11.79	0.98	0.98	0.98	3.00	258,075	73
12-31-20	1.66	—	9.47	(0.94)	0.99	0.99	0.99	2.12	268,402	74
12-31-19	1.20	—	11.41	16.40	1.05	1.01	1.00	2.61	308,132	143
12-31-18	0.23	—	10.93	(15.15)	1.22	1.15	1.15	1.52	309,059	16
12-31-17	0.22	—	13.12	22.00 (a)	1.21	1.15	1.15	1.76	404,801	14
Class S2
12-31-21	0.20	—	10.47	11.67	1.13	1.13	1.13	2.85	390	73
12-31-20	1.66	—	9.56	(1.15)	1.14	1.14	1.14	1.92	334	74
12-31-19	1.15	—	11.52	16.28	1.20	1.16	1.15	2.39	389	143
12-31-18	0.08	—	10.99	(15.26)	1.37	1.30	1.30	1.41	397	16
12-31-17	0.18	—	13.05	21.90 (a)	1.36	1.30	1.30	1.57	999	14
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-21	0.09	—	14.21	26.94	1.80	1.35	1.35	0.67	110,892	55
12-31-20	0.18	—	11.27	3.35	1.86	1.35	1.35	0.92	96,609	70
12-31-19	1.29	—	11.12	30.17	1.66	1.34	1.34	0.99	108,460	52
12-31-18	1.44	—	9.64	(14.49)	1.65	1.36	1.36	0.77	91,283	76
12-31-17	0.64	—	12.66	10.90	1.65	1.36	1.36	0.95	115,235	57
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-21	12.16	0.17	•	3.17	3.34	0.14	—	—
12-31-20	11.99	0.16		0.25	0.41	0.18	0.06	—
12-31-19	10.30	0.17		2.87	3.04	0.18	1.17	—
12-31-18	13.44	0.17	•	(1.81)	(1.64)	0.16	1.34	—
12-31-17	12.72	0.19	•	1.22	1.41	0.17	0.52	—
Class S
12-31-21	11.95	0.13	•	3.13	3.26	0.12	—	—
12-31-20	11.79	0.13		0.24	0.37	0.15	0.06	—
12-31-19	10.14	0.15		2.81	2.96	0.14	1.17	—
12-31-18	13.25	0.13	•	(1.77)	(1.64)	0.13	1.34	—
12-31-17	12.56	0.16		1.19	1.35	0.14	0.52	—
Class S2
12-31-21	11.26	0.10	•	2.95	3.05	0.09	—	—
12-31-20	11.12	0.10	•	0.23	0.33	0.13	0.06	—
12-31-19	9.62	0.12	•	2.67	2.79	0.12	1.17	—
12-31-18	12.64	0.10	•	(1.67)	(1.57)	0.11	1.34	—
12-31-17	12.01	0.12	•	1.15	1.27	0.12	0.52	—
VY® Baron Growth Portfolio
Class ADV
12-31-21	25.98	(0.22	)•	5.28	5.06	—	2.44	—
12-31-20	19.55	(0.17)		6.60	6.43	—	—	—
12-31-19	24.63	(0.07)		9.03	8.96	—	13.89	0.15
12-31-18	27.88	(0.09)		0.00 *	(0.09)	—	3.16	—
12-31-17	24.82	(0.10	)•	6.72	6.62	0.16	3.40	—
Class I
12-31-21	31.49	(0.11	)•	6.46	6.35	—	2.44	—
12-31-20	23.58	(0.08)		7.99	7.91	—	—	—
12-31-19	27.41	0.01		10.20	10.21	—	13.89	0.15
12-31-18	30.58	0.05		(0.06)	(0.01)	—	3.16	—
12-31-17	26.92	0.03	•	7.34	7.37	0.31	3.40	—
Class R6
12-31-21	31.52	(0.10	)•	6.46	6.36	—	2.44	—
12-31-20	23.60	(0.07)		7.99	7.92	—	—	—
12-31-19	27.43	0.04		10.17	10.21	—	13.89	0.15
12-31-18	30.59	0.06		(0.06)	0.00 *	—	3.16	—
12-31-17	26.93	0.13	•	7.24	7.37	0.31	3.40	—
Class S
12-31-21	28.85	(0.17	)•	5.89	5.72	—	2.44	—
12-31-20	21.65	(0.13)		7.33	7.20	—	—	—
12-31-19	26.10	(0.03	)•	9.62	9.59	—	13.89	0.15
12-31-18	29.31	(0.02)		(0.03)	(0.05)	—	3.16	—
12-31-17	25.93	(0.04	)•	7.05	7.01	0.23	3.40	—
Class S2
12-31-21	26.48	(0.21	)•	5.40	5.19	—	2.44	—
12-31-20	19.91	(0.15)		6.72	6.57	—	—	—
12-31-19	24.87	(0.45	)•	9.53	9.08	—	13.89	0.15
12-31-18	28.10	(0.08)		0.01	(0.07)	—	3.16	—
12-31-17	24.92	(0.09	)•	6.78	6.69	0.11	3.40	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® American Century Small-Mid Cap Value Portfolio (continued)
Class I
12-31-21	0.14	—	15.36	27.57	1.30	0.85	0.85	1.17	186,365	55
12-31-20	0.24	—	12.16	3.84	1.36	0.85	0.85	1.42	161,201	70
12-31-19	1.35	—	11.99	30.96	1.16	0.84	0.84	1.49	175,917	52
12-31-18	1.50	—	10.30	(14.15)	1.15	0.86	0.86	1.30	142,379	76
12-31-17	0.69	—	13.44	11.44	1.15	0.86	0.86	1.44	151,054	57
Class S
12-31-21	0.12	—	15.09	27.30	1.55	1.10	1.10	0.92	100,022	55
12-31-20	0.21	—	11.95	3.52	1.61	1.10	1.10	1.17	85,902	70
12-31-19	1.31	—	11.79	30.67	1.41	1.09	1.09	1.24	93,230	52
12-31-18	1.47	—	10.14	(14.34)	1.40	1.11	1.11	1.02	79,986	76
12-31-17	0.66	—	13.25	11.12	1.40	1.11	1.11	1.20	106,501	57
Class S2
12-31-21	0.09	—	14.22	27.11	1.70	1.25	1.25	0.74	2,415	55
12-31-20	0.19	—	11.26	3.40	1.76	1.25	1.25	1.02	3,328	70
12-31-19	1.29	—	11.12	30.42	1.56	1.24	1.24	1.07	3,271	52
12-31-18	1.45	—	9.62	(14.48)	1.55	1.26	1.26	0.84	2,891	76
12-31-17	0.64	—	12.64	10.96	1.55	1.26	1.26	1.01	4,627	57
VY® Baron Growth Portfolio
Class ADV
12-31-21	2.44	—	28.60	20.14	1.59	1.49	1.49	(0.82)	140,345	1
12-31-20	—	—	25.98	32.89	1.64	1.49	1.49	(0.80)	122,298	1
12-31-19	14.04	—	19.55	38.24	1.49	1.49	1.49	(0.40)	105,271	23
12-31-18	3.16	—	24.63	(2.15)	1.49	1.49	1.49	(0.32)	82,126	4
12-31-17	3.56	—	27.88	27.86	1.49	1.49	1.49	(0.38)	88,499	3
Class I
12-31-21	2.44	—	35.40	20.73	1.09	0.99	0.99	(0.32)	177,254	1
12-31-20	—	—	31.49	33.55	1.14	0.99	0.99	(0.30)	164,347	1
12-31-19	14.04	—	23.58	38.97	0.99	0.99	0.99	0.04	147,370	23
12-31-18	3.16	—	27.41	(1.68)	0.99	0.99	0.99	0.17	118,743	4
12-31-17	3.71	—	30.58	28.52	0.99	0.99	0.99	0.11	145,389	3
Class R6
12-31-21	2.44	—	35.44	20.74	0.97	0.97	0.97	(0.30)	50,410	1
12-31-20	—	—	31.52	33.56	0.99	0.99	0.99	(0.30)	44,926	1
12-31-19	14.04	—	23.60	38.94	0.99	0.99	0.99	0.20	33,764	23
12-31-18	3.16	—	27.43	(1.64)	0.99	0.99	0.99	0.23	15,007	4
12-31-17	3.71	—	30.59	28.51	0.99	0.99	0.99	0.43	11,442	3
Class S
12-31-21	2.44	—	32.13	20.43	1.34	1.24	1.24	(0.57)	282,227	1
12-31-20	—	—	28.85	33.26	1.39	1.24	1.24	(0.55)	261,358	1
12-31-19	14.04	—	21.65	38.52	1.24	1.24	1.24	(0.10)	228,141	23
12-31-18	3.16	—	26.10	(1.89)	1.24	1.24	1.24	(0.08)	451,687	4
12-31-17	3.63	—	29.31	28.20	1.24	1.24	1.24	(0.13)	512,397	3
Class S2
12-31-21	2.44	—	29.23	20.25	1.49	1.39	1.39	(0.73)	2,681	1
12-31-20	—	—	26.48	33.00	1.54	1.39	1.39	(0.69)	2,963	1
12-31-19	14.04	—	19.91	38.37	1.39	1.39	1.39	(1.58)	2,373	23
12-31-18	3.16	—	24.87	(2.05)	1.39	1.39	1.39	(0.25)	1,625	4
12-31-17	3.51	—	28.10	28.02	1.39	1.39	1.39	(0.32)	1,835	3

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-21	19.23	0.00	*•	4.42	4.42	0.05	2.48	—
12-31-20	16.38	0.06		3.33	3.39	—	0.54	—
12-31-19	18.94	0.13	•	5.51	5.64	0.29	7.91	—
12-31-18	23.40	0.14	•	(1.97)	(1.83)	0.15	2.48	—
12-31-17	20.66	0.13		4.17	4.30	0.20	1.36	—
Class I
12-31-21	20.88	0.12	•	4.81	4.93	0.14	2.48	—
12-31-20	17.67	0.15	•	3.61	3.76	0.01	0.54	—
12-31-19	20.01	0.25	•	5.84	6.09	0.52	7.91	—
12-31-18	24.58	0.26	•	(2.07)	(1.81)	0.28	2.48	—
12-31-17	21.61	0.25	•	4.37	4.62	0.29	1.36	—
Class S
12-31-21	20.24	0.06	•	4.66	4.72	0.09	2.48	—
12-31-20	17.18	0.11		3.49	3.60	—	0.54	—
12-31-19	19.56	0.20	•	5.73	5.93	0.40	7.91	—
12-31-18	24.08	0.20	•	(2.03)	(1.83)	0.21	2.48	—
12-31-17	21.21	0.19	•	4.27	4.46	0.23	1.36	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-21	15.65	(0.02	)•	5.30	5.28	0.03	0.07	—
12-31-20	15.06	0.03		1.17	1.20	0.05	0.56	—
12-31-19	14.42	0.05		2.67	2.72	0.01	2.07	—
12-31-18	19.57	0.00	*	(3.06)	(3.06)	0.00 *	2.09	—
12-31-17	18.50	0.00	*•	1.89	1.89	0.03	0.79	—
Class I
12-31-21	16.27	0.07	•	5.53	5.60	0.09	0.07	—
12-31-20	15.65	0.10		1.22	1.32	0.14	0.56	—
12-31-19	14.94	0.13		2.76	2.89	0.11	2.07	—
12-31-18	20.20	0.10	•	(3.16)	(3.06)	0.11	2.09	—
12-31-17	19.05	0.10	•	1.95	2.05	0.11	0.79	—
Class R6
12-31-21	16.29	0.10	•	5.51	5.61	0.09	0.07	—
12-31-20	15.66	0.10		1.23	1.33	0.14	0.56	—
12-31-19	14.94	0.12		2.78	2.90	0.11	2.07	—
12-31-18	20.21	0.09		(3.16)	(3.07)	0.11	2.09	—
12-31-17	19.06	0.13	•	1.92	2.05	0.11	0.79	—
Class S
12-31-21	16.20	0.02	•	5.51	5.53	0.05	0.07	—
12-31-20	15.58	0.07		1.20	1.27	0.09	0.56	—
12-31-19	14.86	0.09		2.76	2.85	0.06	2.07	—
12-31-18	20.10	0.05		(3.15)	(3.10)	0.05	2.09	—
12-31-17	18.96	0.05	•	1.94	1.99	0.06	0.79	—
Class S2
12-31-21	15.65	(0.00	)*•	5.30	5.30	0.03	0.07	—
12-31-20	15.02	0.05		1.18	1.23	0.04	0.56	—
12-31-19	14.40	0.05	•	2.67	2.72	0.03	2.07	—
12-31-18	19.52	0.02		(3.05)	(3.03)	—	2.09	—
12-31-17	18.44	0.01	•	1.90	1.91	0.04	0.79	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-21	2.53	—	21.12	23.62	1.48	1.23	1.23	0.01	31,288	54
12-31-20	0.54	—	19.23	21.22	1.54	1.23	1.22	0.36	26,173	91
12-31-19	8.20	—	16.38	32.41	1.46	1.23	1.23	0.64	23,961	45
12-31-18	2.63	—	18.94	(9.23)	1.44	1.22	1.21	0.61	21,088	64
12-31-17	1.56	—	23.40	21.32	1.44	1.21	1.20	0.58	29,515	45
Class I
12-31-21	2.62	—	23.19	24.23	0.98	0.73	0.73	0.52	157,468	54
12-31-20	0.55	—	20.88	21.79	1.04	0.73	0.72	0.80	129,553	91
12-31-19	8.43	—	17.67	33.05	0.96	0.73	0.73	1.14	8,548	45
12-31-18	2.76	—	20.01	(8.77)	0.94	0.72	0.71	1.11	7,982	64
12-31-17	1.65	—	24.58	21.96	0.94	0.71	0.70	1.08	10,099	45
Class S
12-31-21	2.57	—	22.39	23.94	1.23	0.98	0.98	0.26	23,775	54
12-31-20	0.54	—	20.24	21.45	1.29	0.98	0.97	0.61	20,139	91
12-31-19	8.31	—	17.18	33.06	1.19	0.96	0.96	0.92	18,274	45
12-31-18	2.69	—	19.56	(8.99)	1.19	0.97	0.96	0.86	222,203	64
12-31-17	1.59	—	24.08	21.58	1.19	0.96	0.95	0.83	285,025	45
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-21	0.10	—	20.83	33.85	1.47	1.42	1.42	(0.10)	39,427	56
12-31-20	0.61	—	15.65	9.28	1.51	1.42	1.41	0.18	24,162	47
12-31-19	2.08	—	15.06	19.88	1.41	1.38	1.37	0.27	25,615	25
12-31-18	2.09	—	14.42	(17.96)	1.40	1.37	1.36	0.02	27,725	41
12-31-17	0.82	—	19.57	10.65	1.40	1.37	1.36	0.01	37,004	44
Class I
12-31-21	0.16	—	21.71	34.52	0.97	0.92	0.92	0.37	45,424	56
12-31-20	0.70	—	16.27	9.89	1.01	0.92	0.91	0.68	34,277	47
12-31-19	2.18	—	15.65	20.42	0.91	0.88	0.87	0.79	36,201	25
12-31-18	2.20	—	14.94	(17.53)	0.90	0.87	0.86	0.53	33,887	41
12-31-17	0.90	—	20.20	11.21	0.90	0.87	0.86	0.50	43,897	44
Class R6
12-31-21	0.16	—	21.74	34.57	0.89	0.86	0.86	0.49	12,560	56
12-31-20	0.70	—	16.29	9.94	0.91	0.88	0.87	0.71	6,983	47
12-31-19	2.18	—	15.66	20.48	0.91	0.88	0.87	0.81	6,701	25
12-31-18	2.20	—	14.94	(17.57)	0.90	0.87	0.86	0.56	5,349	41
12-31-17	0.90	—	20.21	11.20	0.90	0.87	0.86	0.69	4,389	44
Class S
12-31-21	0.12	—	21.61	34.22	1.22	1.17	1.17	0.12	96,978	56
12-31-20	0.65	—	16.20	9.54	1.26	1.17	1.16	0.42	82,438	47
12-31-19	2.13	—	15.58	20.21	1.16	1.13	1.12	0.53	89,702	25
12-31-18	2.14	—	14.86	(17.76)	1.15	1.12	1.11	0.26	89,274	41
12-31-17	0.85	—	20.10	10.92	1.15	1.12	1.11	0.25	124,984	44
Class S2
12-31-21	0.10	—	20.85	33.96	1.37	1.32	1.32	(0.01)	1,856	56
12-31-20	0.60	—	15.65	9.45	1.41	1.32	1.31	0.27	1,446	47
12-31-19	2.10	—	15.02	19.95	1.31	1.28	1.27	0.34	1,671	25
12-31-18	2.09	—	14.40	(17.87)	1.30	1.27	1.26	0.11	2,431	41
12-31-17	0.83	—	19.52	10.77	1.30	1.27	1.26	0.06	3,431	44

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Comstock Portfolio
Class ADV
12-31-21	16.05	0.21	•	5.03	5.24	0.24	—	—
12-31-20	17.01	0.25		(0.46)	(0.21)	0.30	0.45	—
12-31-19	17.39	0.30	•	3.74	4.04	0.41	4.01	—
12-31-18	20.14	0.24	•	(2.77)	(2.53)	0.22	—	—
12-31-17	17.33	0.19		2.80	2.99	0.18	—	—
Class I
12-31-21	16.20	0.31	•	5.09	5.40	0.35	—	—
12-31-20	17.19	0.32	•	(0.46)	(0.14)	0.40	0.45	—
12-31-19	17.52	0.40	•	3.78	4.18	0.50	4.01	—
12-31-18	20.32	0.33		(2.80)	(2.47)	0.33	—	—
12-31-17	17.47	0.28	•	2.85	3.13	0.28	—	—
Class S
12-31-21	16.23	0.26	•	5.09	5.35	0.30	—	—
12-31-20	17.18	0.31		(0.48)	(0.17)	0.33	0.45	—
12-31-19	17.51	0.36	•	3.77	4.13	0.45	4.01	—
12-31-18	20.30	0.29	•	(2.81)	(2.52)	0.27	—	—
12-31-17	17.45	0.23	•	2.85	3.08	0.23	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-21	44.76	0.36	•	7.69	8.05	0.50	0.60	—
12-31-20	43.36	0.58		3.25	3.83	0.59	1.84	—
12-31-19	38.95	0.62	•	6.82	7.44	0.68	2.35	—
12-31-18	46.81	0.64	•	(4.95)	(4.31)	0.66	2.89	—
12-31-17	44.06	0.65		3.84	4.49	0.61	1.13	—
Class I
12-31-21	45.58	0.62	•	7.83	8.45	0.74	0.60	—
12-31-20	44.08	0.80		3.34	4.14	0.80	1.84	—
12-31-19	39.54	0.85	•	6.94	7.79	0.90	2.35	—
12-31-18	47.51	0.88	•	(5.06)	(4.18)	0.90	2.89	—
12-31-17	44.86	0.89	•	3.93	4.82	1.04	1.13	—
Class S
12-31-21	45.24	0.49	•	7.77	8.26	0.61	0.60	—
12-31-20	43.79	0.70		3.28	3.98	0.69	1.84	—
12-31-19	39.30	0.74	•	6.88	7.62	0.78	2.35	—
12-31-18	47.22	0.76	•	(5.01)	(4.25)	0.78	2.89	—
12-31-17	44.48	0.77	•	3.89	4.66	0.79	1.13	—
Class S2
12-31-21	44.52	0.42	•	7.64	8.06	0.53	0.60	—
12-31-20	43.13	0.63		3.23	3.86	0.63	1.84	—
12-31-19	38.75	0.67	•	6.78	7.45	0.72	2.35	—
12-31-18	46.59	0.69	•	(4.93)	(4.24)	0.71	2.89	—
12-31-17	43.85	0.70	•	3.83	4.53	0.66	1.13	—
VY® Invesco Global Portfolio
Class ADV
12-31-21	22.38	(0.19	)•	3.51	3.32	—	1.15	—
12-31-20	18.41	(0.10	)•	4.91	4.81	0.13	0.71	—
12-31-19	17.06	0.04		4.89	4.93	—	3.58	—
12-31-18	21.42	0.04		(2.66)	(2.62)	0.25	1.49	—
12-31-17	15.90	0.04		5.64	5.68	0.13	0.03	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Comstock Portfolio
Class ADV
12-31-21	0.24	—	21.05	32.69	1.29	1.20	1.20	1.06	34,649	31
12-31-20	0.75	—	16.05	(0.74)	1.33	1.27	1.27	1.71	28,434	64
12-31-19	4.42	—	17.01	24.86	1.25	1.23	1.23	1.60	31,202	25
12-31-18	0.22	—	17.39	(12.56)	1.25	1.23	1.23	1.16	28,006	29
12-31-17	0.18	—	20.14	17.31	1.25	1.23	1.23	1.00	36,178	14
Class I
12-31-21	0.35	—	21.25	33.33	0.79	0.70	0.70	1.58	178,856	31
12-31-20	0.85	—	16.20	(0.22)	0.83	0.77	0.77	2.25	114,569	64
12-31-19	4.51	—	17.19	25.51	0.75	0.73	0.73	2.09	203,510	25
12-31-18	0.33	—	17.52	(12.16)	0.75	0.73	0.73	1.72	219,086	29
12-31-17	0.28	—	20.32	17.95	0.75	0.73	0.73	1.50	188,040	14
Class S
12-31-21	0.30	—	21.28	32.96	1.04	0.95	0.95	1.31	81,485	31
12-31-20	0.78	—	16.23	(0.47)	1.08	1.02	1.02	1.97	63,320	64
12-31-19	4.46	—	17.18	25.24	1.00	0.98	0.98	1.88	73,675	25
12-31-18	0.27	—	17.51	(12.39)	1.00	0.98	0.98	1.41	215,609	29
12-31-17	0.23	—	20.30	17.68	1.00	0.98	0.98	1.25	274,498	14
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-21	1.10	—	51.71	18.03	1.21	1.14	1.14	0.73	49,436	127
12-31-20	2.43	—	44.76	9.62	1.21	1.14	1.14	1.34	42,053	90
12-31-19	3.03	—	43.36	19.50	1.17	1.14	1.14	1.47	44,825	143
12-31-18	3.55	—	38.95	(9.90)	1.17	1.14	1.14	1.40	43,200	161
12-31-17	1.74	—	46.81	10.32	1.17	1.14	1.14	1.43	54,583	134
Class I
12-31-21	1.34	—	52.69	18.60	0.71	0.64	0.64	1.23	502,445	127
12-31-20	2.64	—	45.58	10.18	0.71	0.64	0.64	1.84	467,994	90
12-31-19	3.25	—	44.08	20.10	0.67	0.64	0.64	1.97	484,839	143
12-31-18	3.79	—	39.54	(9.46)	0.67	0.64	0.64	1.90	468,289	161
12-31-17	2.17	—	47.51	10.90	0.67	0.64	0.64	1.92	594,834	134
Class S
12-31-21	1.21	—	52.29	18.31	0.96	0.89	0.89	0.97	437,821	127
12-31-20	2.53	—	45.24	9.88	0.96	0.89	0.89	1.59	436,888	90
12-31-19	3.13	—	43.79	19.80	0.92	0.89	0.89	1.72	473,465	143
12-31-18	3.67	—	39.30	(9.67)	0.92	0.89	0.89	1.65	463,989	161
12-31-17	1.92	—	47.22	10.62	0.92	0.89	0.89	1.67	606,503	134
Class S2
12-31-21	1.13	—	51.45	18.17	1.11	1.02	1.02	0.84	320,526	127
12-31-20	2.47	—	44.52	9.76	1.11	1.02	1.02	1.46	308,786	90
12-31-19	3.07	—	43.13	19.63	1.07	1.02	1.02	1.59	328,815	143
12-31-18	3.60	—	38.75	(9.79)	1.07	1.02	1.02	1.52	321,618	161
12-31-17	1.79	—	46.59	10.48	1.07	1.02	1.02	1.54	420,527	134
VY® Invesco Global Portfolio
Class ADV
12-31-21	1.15	—	24.55	14.80	1.33	1.30	1.30	(0.80)	149,741	7
12-31-20	0.84	—	22.38	27.19	1.35	1.30	1.30	(0.53)	131,946	8
12-31-19	3.58	—	18.41	31.10	1.25	1.25	1.25	0.26	123,467	8
12-31-18	1.74	—	17.06	(13.62)	1.25	1.25	1.25	0.22	101,759	17
12-31-17	0.16	—	21.42	35.82	1.25	1.25	1.25	0.17	120,344	9
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Global Portfolio (continued)
Class I
12-31-21	23.71	(0.08	)•	3.73	3.65	—	1.15	—
12-31-20	19.46	(0.01	)•	5.20	5.19	0.23	0.71	—
12-31-19	17.86	0.15		5.13	5.28	0.10	3.58	—
12-31-18	22.33	0.16	•	(2.80)	(2.64)	0.34	1.49	—
12-31-17	16.56	0.15		5.87	6.02	0.22	0.03	—
Class S
12-31-21	22.56	(0.13	)•	3.55	3.42	—	1.15	—
12-31-20	18.56	(0.05	)•	4.94	4.89	0.18	0.71	—
12-31-19	17.17	0.10		4.91	5.01	0.04	3.58	—
12-31-18	21.53	0.10	•	(2.68)	(2.58)	0.29	1.49	—
12-31-17	15.98	0.08		5.67	5.75	0.17	0.03	—
Class S2
12-31-21	21.75	(0.16	)•	3.41	3.25	—	1.15	—
12-31-20	17.89	(0.07	)•	4.77	4.70	0.13	0.71	—
12-31-19	16.67	0.06		4.77	4.83	0.03	3.58	—
12-31-18	20.97	0.06	•	(2.60)	(2.54)	0.27	1.49	—
12-31-17	15.58	0.05		5.53	5.58	0.16	0.03	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-21	15.51	0.05	•	4.43	4.48	0.05	0.70	—
12-31-20	17.15	0.09		(0.33)	(0.24)	0.11	1.29	—
12-31-19	15.74	0.12		3.74	3.86	0.12	2.33	—
12-31-18	19.78	0.15		(2.35)	(2.20)	0.16	1.68	—
12-31-17	19.31	0.07		2.41	2.48	0.07	1.94	—
Class I
12-31-21	16.09	0.15	•	4.60	4.75	0.14	0.70	—
12-31-20	17.72	0.17		(0.33)	(0.16)	0.18	1.29	—
12-31-19	16.18	0.22		3.86	4.08	0.21	2.33	—
12-31-18	20.30	0.25	•	(2.43)	(2.18)	0.26	1.68	—
12-31-17	19.75	0.18	•	2.48	2.66	0.17	1.94	—
Class S
12-31-21	15.87	0.10	•	4.54	4.64	0.09	0.70	—
12-31-20	17.51	0.13		(0.33)	(0.20)	0.15	1.29	—
12-31-19	16.01	0.17		3.82	3.99	0.16	2.33	—
12-31-18	20.10	0.20	•	(2.40)	(2.20)	0.21	1.68	—
12-31-17	19.58	0.12	•	2.46	2.58	0.12	1.94	—
Class S2
12-31-21	15.47	0.08	•	4.41	4.49	0.09	0.70	—
12-31-20	17.10	0.11		(0.33)	(0.22)	0.12	1.29	—
12-31-19	15.69	0.14	•	3.73	3.87	0.13	2.33	—
12-31-18	19.72	0.16	•	(2.33)	(2.17)	0.18	1.68	—
12-31-17	19.25	0.09	•	2.41	2.50	0.09	1.94	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-21	13.16	(0.12	)•	1.84	1.72	—	2.45	—
12-31-20	11.00	(0.05)		3.27	3.22	0.01	1.05	—
12-31-19	9.08	(0.03)		3.26	3.23	0.03	1.28	—
12-31-18	10.50	(0.02)		(0.24)	(0.26)	—	1.16	—
12-31-17	9.19	(0.03)		2.17	2.14	0.03	0.80	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Global Portfolio (continued)
Class I
12-31-21	1.15	—	26.21	15.37	0.83	0.80	0.80	(0.30)	1,381,312	7
12-31-20	0.94	—	23.71	27.78	0.85	0.80	0.80	(0.03)	1,332,750	8
12-31-19	3.68	—	19.46	31.80	0.75	0.75	0.75	0.76	1,225,197	8
12-31-18	1.83	—	17.86	(13.19)	0.75	0.75	0.75	0.72	1,061,448	17
12-31-17	0.25	—	22.33	36.49	0.75	0.75	0.75	0.68	1,384,452	9
Class S
12-31-21	1.15	—	24.83	15.13	1.08	1.05	1.05	(0.55)	185,986	7
12-31-20	0.89	—	22.56	27.43	1.10	1.05	1.05	(0.28)	188,985	8
12-31-19	3.62	—	18.56	31.44	1.00	1.00	1.00	0.52	181,045	8
12-31-18	1.78	—	17.17	(13.39)	1.00	1.00	1.00	0.49	167,520	17
12-31-17	0.20	—	21.53	36.13	1.00	1.00	1.00	0.41	238,436	9
Class S2
12-31-21	1.15	—	23.85	14.91	1.23	1.20	1.20	(0.69)	4,152	7
12-31-20	0.84	—	21.75	27.33	1.25	1.20	1.20	(0.42)	4,266	8
12-31-19	3.61	—	17.89	31.26	1.15	1.15	1.15	0.37	4,611	8
12-31-18	1.76	—	16.67	(13.56)	1.15	1.15	1.15	0.30	3,963	17
12-31-17	0.19	—	20.97	35.92	1.15	1.15	1.15	0.27	4,030	9
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-21	0.75	—	19.24	29.15	1.49	1.38	1.38	0.28	93,649	22
12-31-20	1.40	—	15.51	0.08	1.51	1.38	1.38	0.58	79,036	18
12-31-19	2.45	—	17.15	25.81	1.39	1.39	1.39	0.71	89,967	9
12-31-18	1.84	—	15.74	(12.37)	1.38	1.38	1.38	0.79	80,243	12
12-31-17	2.01	—	19.78	13.41	1.37	1.37	1.37	0.37	99,801	10
Class I
12-31-21	0.84	—	20.00	29.79	0.99	0.88	0.88	0.77	138,540	22
12-31-20	1.47	—	16.09	0.55	1.01	0.88	0.88	1.08	124,709	18
12-31-19	2.54	—	17.72	26.46	0.89	0.89	0.89	1.21	150,535	9
12-31-18	1.94	—	16.18	(11.96)	0.88	0.88	0.88	1.28	144,880	12
12-31-17	2.11	—	20.30	14.04	0.87	0.87	0.87	0.87	210,989	10
Class S
12-31-21	0.79	—	19.72	29.51	1.24	1.13	1.13	0.53	188,813	22
12-31-20	1.44	—	15.87	0.28	1.26	1.13	1.13	0.83	169,728	18
12-31-19	2.49	—	17.51	26.21	1.14	1.14	1.14	0.96	200,304	9
12-31-18	1.89	—	16.01	(12.19)	1.13	1.13	1.13	1.03	187,165	12
12-31-17	2.06	—	20.10	13.72	1.12	1.12	1.12	0.61	256,845	10
Class S2
12-31-21	0.79	—	19.17	29.29	1.39	1.28	1.28	0.43	1,996	22
12-31-20	1.41	—	15.47	0.18	1.41	1.28	1.28	0.69	1,340	18
12-31-19	2.46	—	17.10	25.96	1.29	1.29	1.29	0.81	1,782	9
12-31-18	1.86	—	15.69	(12.30)	1.28	1.28	1.28	0.86	2,116	12
12-31-17	2.03	—	19.72	13.52	1.27	1.27	1.27	0.45	3,382	10
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-21	2.45	—	12.43	13.24	1.34	1.30	1.30	(0.91)	76,149	31
12-31-20	1.06	—	13.16	31.26	1.37	1.30	1.30	(0.49)	64,622	53
12-31-19	1.31	—	11.00	36.56	1.27	1.27	1.27	(0.28)	90,526	16
12-31-18	1.16	—	9.08	(3.77)	1.27	1.27	1.27	(0.14)	61,179	19
12-31-17	0.83	—	10.50	24.12	1.27	1.27	1.27	(0.32)	62,022	28

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-21	15.20	(0.06	)•	2.13	2.07	0.00	*	2.45	—
12-31-20	12.50	(0.01)		3.77	3.76	0.01		1.05	—
12-31-19	10.14	0.03		3.65	3.68	0.04		1.28	—
12-31-18	11.56	0.04		(0.28)	(0.24)	0.02		1.16	—
12-31-17	10.03	0.02		2.38	2.40	0.07		0.80	—
Class R6
12-31-21	15.22	(0.06	)•	2.13	2.07	0.00	*	2.45	—
12-31-20	12.51	(0.01)		3.78	3.77	0.01		1.05	—
12-31-19	10.14	0.02		3.67	3.69	0.04		1.28	—
12-31-18	11.56	0.03		(0.27)	(0.24)	0.02		1.16	—
12-31-17	10.03	0.02	•	2.38	2.40	0.07		0.80	—
Class S
12-31-21	14.40	(0.10	)•	2.03	1.93	—		2.45	—
12-31-20	11.93	(0.03)		3.56	3.53	0.01		1.05	—
12-31-19	9.74	(0.00	)*	3.50	3.50	0.03		1.28	—
12-31-18	11.15	0.02		(0.27)	(0.25)	—		1.16	—
12-31-17	9.71	(0.01	)•	2.30	2.29	0.05		0.80	—
Class S2
12-31-21	13.28	(0.11	)•	1.85	1.74	—		2.45	—
12-31-20	11.08	(0.05)		3.31	3.26	0.01		1.05	—
12-31-19	9.13	(0.02)		3.28	3.26	0.03		1.28	—
12-31-18	10.54	(0.01)		(0.24)	(0.25)	—		1.16	—
12-31-17	9.22	(0.02)		2.18	2.16	0.04		0.80	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-21	93.76	(0.92	)•	19.06	18.14	—		9.55	—
12-31-20	71.90	(0.61)		25.93	25.32	—		3.46	—
12-31-19	70.96	(0.31)		20.51	20.20	—		19.26	—
12-31-18	86.22	(0.20	)•	0.81	0.61	—		15.87	—
12-31-17	72.53	(0.23)		23.41	23.18	—		9.49	—
Class I
12-31-21	107.26	(0.48	)•	21.89	21.41	—		9.55	—
12-31-20	81.43	(0.24)		29.53	29.29	—		3.46	—
12-31-19	78.04	0.07		22.75	22.82	0.17		19.26	—
12-31-18	93.19	0.24		0.71	0.95	0.23		15.87	—
12-31-17	77.44	0.19		25.10	25.29	0.05		9.49	—
Class S
12-31-21	100.68	(0.72	)•	20.51	19.79	—		9.55	—
12-31-20	76.79	(0.42	)•	27.77	27.35	—		3.46	—
12-31-19	74.54	(0.15	)•	21.66	21.51	—		19.26	—
12-31-18	89.69	0.00	*	0.76	0.76	0.04		15.87	—
12-31-17	74.96	(0.03)		24.25	24.22	—		9.49	—
Class S2
12-31-21	95.99	(0.85	)•	19.55	18.70	—		9.55	—
12-31-20	73.47	(0.51	)•	26.49	25.98	—		3.46	—
12-31-19	72.10	(0.27	)•	20.90	20.63	—		19.26	—
12-31-18	87.30	(0.12	)•	0.79	0.67	—		15.87	—
12-31-17	73.27	(0.16	)•	23.68	23.52	—		9.49	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (continued)
Class I
12-31-21	2.45	—	14.82	13.80	0.84	0.80	0.80	(0.41)	1,214,371	31
12-31-20	1.06	—	15.20	31.84	0.87	0.80	0.80	(0.07)	1,179,581	53
12-31-19	1.32	—	12.50	37.20	0.77	0.77	0.77	0.21	985,213	16
12-31-18	1.18	—	10.14	(3.23)	0.77	0.77	0.77	0.36	763,686	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	879,678	28
Class R6
12-31-21	2.45	—	14.84	13.80	0.76	0.76	0.76	(0.37)	118,927	31
12-31-20	1.06	—	15.22	31.90	0.77	0.77	0.77	(0.13)	109,585	53
12-31-19	1.32	—	12.51	37.31	0.77	0.77	0.77	0.24	30,761	16
12-31-18	1.18	—	10.14	(3.24)	0.77	0.77	0.77	0.38	15,642	19
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	9,313	28
Class S
12-31-21	2.45	—	13.88	13.58	1.09	1.05	1.05	(0.66)	45,922	31
12-31-20	1.06	—	14.40	31.42	1.12	1.05	1.05	(0.30)	49,415	53
12-31-19	1.31	—	11.93	36.88	1.02	1.02	1.02	(0.04)	47,101	16
12-31-18	1.16	—	9.74	(3.44)	1.02	1.02	1.02	0.11	42,403	19
12-31-17	0.85	—	11.15	24.46	1.02	1.02	1.02	(0.07)	55,222	28
Class S2
12-31-21	2.45	—	12.57	13.28	1.24	1.20	1.20	(0.82)	5,903	31
12-31-20	1.06	—	13.28	31.40	1.27	1.20	1.20	(0.46)	6,833	53
12-31-19	1.31	—	11.08	36.69	1.17	1.17	1.17	(0.18)	5,586	16
12-31-18	1.16	—	9.13	(3.65)	1.17	1.17	1.17	(0.03)	4,094	19
12-31-17	0.84	—	10.54	24.28	1.17	1.17	1.17	(0.21)	4,103	28
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-21	9.55	—	102.35	19.54	1.30	1.23	1.23	(0.91)	394,504	28
12-31-20	3.46	—	93.76	36.00	1.31	1.23	1.23	(0.75)	362,950	36
12-31-19	19.26	—	71.90	30.15	1.23	1.21	1.21	(0.43)	302,258	26
12-31-18	15.87	—	70.96	(1.57)	1.23	1.21	1.21	(0.24)	239,404	47
12-31-17	9.49	—	86.22	32.91	1.24	1.23	1.23	(0.29)	248,624	51
Class I
12-31-21	9.55	—	119.12	20.15	0.80	0.73	0.73	(0.41)	1,742,542	28
12-31-20	3.46	—	107.26	36.68	0.81	0.73	0.73	(0.25)	1,506,472	36
12-31-19	19.43	—	81.43	30.83	0.73	0.71	0.71	0.07	1,290,657	26
12-31-18	16.10	—	78.04	(1.09)	0.73	0.71	0.71	0.27	1,092,998	47
12-31-17	9.54	—	93.19	33.58	0.74	0.73	0.73	0.21	1,101,965	51
Class S
12-31-21	9.55	—	110.92	19.85	1.05	0.98	0.98	(0.66)	72,845	28
12-31-20	3.46	—	100.68	36.36	1.06	0.98	0.98	(0.50)	74,335	36
12-31-19	19.26	—	76.79	30.47	0.98	0.96	0.96	(0.18)	65,359	26
12-31-18	15.91	—	74.54	(1.33)	0.98	0.96	0.96	0.01	329,427	47
12-31-17	9.49	—	89.69	33.25	0.99	0.98	0.98	(0.04)	379,473	51
Class S2
12-31-21	9.55	—	105.14	19.68	1.20	1.13	1.13	(0.81)	6,338	28
12-31-20	3.46	—	95.99	36.13	1.21	1.13	1.13	(0.64)	5,735	36
12-31-19	19.26	—	73.47	30.27	1.13	1.11	1.11	(0.33)	9,074	26
12-31-18	15.87	—	72.10	(1.47)	1.13	1.11	1.11	(0.14)	8,564	47
12-31-17	9.49	—	87.30	33.06	1.14	1.13	1.13	(0.19)	9,014	51

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(a)  Excluding amounts from foreign withholding tax claims received in the year ended December 31, 2017, total return for Voya International High Dividend Low Volatility Portfolio would have been 21.38%, 21.98%, 21.63%, and 21.53% for Classes ADV, I, S, and S2, respectively.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The twelve series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"), Voya International High Dividend Low Volatility Portfolio ("International High Dividend Low Volatility"), VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® Invesco Global Portfolio ("Invesco Global"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth") and VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Each Portfolio is a diversified series of the Company, except T. Rowe Price Growth Equity, which is non-diversified effective October 7, 2021. Prior to October 7, 2021, T. Row Price Growth Equity was a diversified series of the Company(1). Prior to May 1, 2021, VY® Invesco Global was known as VY® Invesco Oppenheimer Global Portfolio. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond and International High Dividend Low Volatility. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share

(1)  During the year ended December 31, 2021, T. Rowe Price Growth Equity incurred $105,950 of proxy and solicitation costs associated with the Portfolio's classification change from diversified to non-diversified.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does no transact purchase and redemption orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios' Board of Directors

("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a "Pricing Committee" comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included within the Summary Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Summary Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

tax reclaims recorded on each Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Global Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Invesco Comstock, Invesco Equity and Income, JPMorgan Mid Cap Value, T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2021, the maximum amount of loss that Global Bond, Invesco Comstock, and Invesco Equity and Income would incur if the counterparties to its derivative transactions failed to perform would be $1,719,925, $4,727 and $28,364, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts, purchased options and OTC total return swaps were they to be unwound as of December 31, 2021. There was no cash collateral received by any Portfolios at December 31, 2021.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and/or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2021, Global Bond, International High Dividend Low Volatility, Invesco Comstock, and

Invesco Equity and Income had a liability position of $2,134,254, $371, $52,328, and $433,668, respectively, on open forward foreign currency contracts, OTC written options, OTC volatility swaps and OTC total return swaps with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2021, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2021, Global Bond had pledged $640,000 in cash collateral for open OTC derivatives transactions with its respective counterparties. There was no cash collateral pledged by any other Portfolio at December 31, 2021.

As of December 31, 2021, American Century Small-Mid Cap Value had not entered into any Master Agreements.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Summary Portfolio of Investments.

During the year ended December 31, 2021, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond*	$160,224,043	$93,967,224
International High Dividend Low Volatility**	—	193,130
American Century Small-Mid Cap Value**	376,804	19,051,272
Invesco Comstock**	551,807	6,005,767
Invesco Equity and Income**	1,864,553	38,747,816
Invesco Global**	—	1,599,586
T. Rowe Price Growth Equity**	—	268,602

*  For the year ended December 31, 2021, the Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2021.

**  For the year ended December 31, 2021, the Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2021. Invesco Global and T.Rowe Price Growth Equity did not have any open forward foreign currency contracts at December 31, 2021.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2021, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2021, Global Bond had an average notional value of $45,665,132 and $31,663,583 on futures contracts purchased and sold, respectively. Please refer to the table within the Portfolio of Investments for open futures contracts at December 31, 2021.

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2021, there was no cash collateral pledged to or received by any Portfolio.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2021, Global Bond had purchased and written interest rate swaptions with an average notional value of $3,569,373 and $12,684,481, respectively, to gain additional exposure to interest rates

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

and to generate income. Please refer to the tables within the Portfolio of Investments for open written interest swaptions at December 31, 2021. There were no open purchased interest rate swaptions at December 31, 2021.

During the year ended December 31, 2021, Global Bond had purchased and written foreign currency options with an average notional value of $6,904,750 and $4,384,000, respectively, to gain exposure to foreign currencies and to generate income. There were no open purchased and written foreign currency options at December 31, 2021.

During the year ended December 31, 2021, Global Bond had purchased credit default swaptions with an average notional value of $3,120,333 to gain exposure to certain credit markets. There were no open purchased credit default swaptions at December 31, 2021.

During the year ended December 31, 2021, Global Bond had purchased and written options on equity indices with an average notional value of $11,618,793 and $6,310,922, respectively, to gain exposure to certain equity markets and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at December 31, 2021.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2021, Global Bond bought credit protection on credit default swap indices ("CDX") with an average notional amount of $1,420,000 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole.

During the year ended December 31, 2021, Global Bond sold credit protection on credit default swap indices ("CDX") with an average notional amount of $1,600,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposures designed to be representative of some part of the credit market as a whole.

There were no open credit default swaps to buy or sell protection at December 31, 2021.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2021, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $24,252,400.

For the year ended December 31, 2021, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $64,248,282.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2021.

At December 31, 2021, Global Bond had pledged $955,000 in cash collateral for open centrally cleared swaps.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

During the year ended December 31, 2021, Global Bond had entered into receiver volatility swaps on foreign currencies with an average notional amount of $3,131,935. Please refer to the Portfolio of Investments for open volatility swaps at December 31, 2021.

Total Return Swap Contracts. Certain Portfolios may enter into total return swaps. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Portfolio's use of a total return swap exposes the Portfolio to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

For the year ended December 31, 2021, Global Bond entered into receiver and payer total return swaps on sovereign bonds with an average notional amount of $19,603,045 and $6,954,707, respectively. Please refer to the Portfolio of Investments for open total return swaps at December 31, 2021.

P.  Equity-Linked Notes. Invesco Equity and Income invests in equity-linked notes. Equity-linked notes are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income earned from equity-linked notes is recorded as Interest income in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio records the net change in the fair value of the equity-linked note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. The Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the equity-linked note. The risks of investing in equity-linked notes include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity- linked notes and the appreciation potential may be limited. Equity-linked notes may be more volatile and less liquid than other investments held by the Portfolio. Please refer to the Portfolio of Investments for open equity-linked notes at December 31, 2021.

Q.  Structured Notes. Global Bond and Invesco Equity and Income invest in structured notes whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these notes may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these notes will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured note on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured note. Please refer to the Portfolio of Investments for structured notes held by Global Bond and Invesco Equity and Income at December 31, 2021.

R.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2021, the cost of purchases and the proceeds from the sales of securities,

excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Global Bond	$53,279,971	$47,668,595
International High Dividend Low Volatility	299,438,874	334,291,303
American Century Small-Mid Cap Value	208,258,928	243,520,473
Baron Growth	8,981,203	70,755,916
Columbia Contrarian Core	101,646,675	106,798,686
Columbia Small Cap Value II	101,916,723	105,200,544
Invesco Comstock	99,527,071	75,339,493
Invesco Equity and Income	341,490,607	571,711,642
Invesco Global	126,103,055	325,030,977
JPMorgan Mid Cap Value	87,732,781	142,991,481
T. Rowe Price Diversified Mid Cap Growth	457,963,412	604,597,541
T. Rowe Price Growth Equity	588,919,827	734,655,834

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$197,400,346	$206,520,026
Invesco Equity and Income	1,265,316,705	1,174,084,957

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond(1)	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
International High Dividend Low Volatility	0.60% on all assets
American Century Small-Mid Cap Value(1)	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Columbia Contrarian Core(1)	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II(1)	0.85% on all assets
Invesco Comstock(2)	0.70% on all assets

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Fee
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
Invesco Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
T. Rowe Price Diversified Mid Cap Growth	0.74% on all assets
T. Rowe Price Growth Equity(1)	0.70% on all assets

(1)  The Investment Adviser is contractually obligated to waive 0.003%, 0.165%, 0.023%, 0.027%, 0.01% and 0.019% of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Equity and Income, and T. Rowe Price Growth Equity, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)  Prior to January 1, 2021, the Investment Adviser was contractually obligated to waive 0.017% of the management fee for Invesco Comstock. Any fees waived or reimbursed were not eligible for recoupment. Termination of this obligation was approved by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
International High Dividend Low Volatility	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock, Invesco Equity and Income & Invesco Global	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.

During the year ended December 31, 2021, International High Dividend Low Volatility incurred $31,995 of shareholder notification costs associated with changes to the Portfolio's principal investment strategies.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. Termination or modification of this obligation requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of 0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Invesco Comstock	5.59%
	Invesco Global	6.83
	T. Rowe Price Diversified Mid Cap Growth	11.01
Security Life of Denver Insurance Company	Global Bond	8.32
	Columbia Small Cap Value II	5.40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Global Bond	14.09%
	International High Dividend Low Volatility	6.43
	American Century Small-Mid Cap Value	53.30
	Baron Growth	32.56
	Columbia Contrarian Core	15.36
	Columbia Small Cap Value II	23.25
	Invesco Comstock	11.83
	Invesco Global	15.43
	JPMorgan Mid Cap Value	30.94
	T. Rowe Price Diversified Mid Cap Growth	14.73
	T. Rowe Price Growth Equity	29.11
Voya Retirement Insurance and Annuity Company	Global Bond	70.79
	International High Dividend Low Volatility	25.01
	American Century Small-Mid Cap Value	44.28
	Baron Growth	61.26
	Columbia Contrarian Core	13.99
	Columbia Small Cap Value II	29.25
	Invesco Comstock	31.05
	Invesco Equity and Income	37.00
	Invesco Global	66.96
	JPMorgan Mid Cap Value	39.58
	T. Rowe Price Diversified Mid Cap Growth	63.91
	T. Rowe Price Growth Equity	55.96
Voya Solution 2035 Portfolio	Columbia Contrarian Core	19.27
	Invesco Comstock	6.91
Voya Solution 2045 Portfolio	Columbia Contrarian Core	18.61
	Invesco Comstock	9.00
Voya Solution 2055 Portfolio	Columbia Contrarian Core	6.25
Voya Solution Moderately Aggressive Portfolio	Columbia Contrarian Core	17.63
	Invesco Comstock	9.41

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). When the Portfolios purchase shares of the Notional
Funds, which are all advised by Voya Investments, in amounts equal to the directors' deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Global Bond	$202,627
International High Dividend Low Volatility	303,990
American Century Small-Mid Cap Value	675,137
Baron Growth	659,997
Columbia Contrarian Core	93,706
Columbia Small Cap Value II	153,390
Invesco Comstock	151,744
Invesco Equity and Income	621,235
Invesco Global	1,695,903
JPMorgan Mid Cap Value	487,035
T. Rowe Price Diversified Mid Cap Growth	1,062,598
T. Rowe Price Growth Equity	1,449,813

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.17%	0.67%	N/A	0.92%	N/A
International High Dividend Low Volatility	1.25%	0.75%	N/A	1.00%	1.15%
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth	1.49%	0.99%	0.99%	1.24%	1.39%
Columbia Contrarian Core(1)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.45%	0.95%	0.95%	1.20%	1.35%
Invesco Comstock(2)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
Invesco Global	1.30%	0.80%	N/A	1.05%	1.20%
JPMorgan Mid Cap Value	1.38%	0.88%	N/A	1.13%	1.28%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%

(1)  Pursuant to a side letter agreement, through May 1, 2022, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)  Effective January 1, 2021, pursuant to a side letter agreement, through May 1, 2022, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.20%, 0.70%, 0.70%, 0.95%, and 1.10% for Class ADV, Class I, Class R6, Class S, and Class S2, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board. Prior to January 1, 2021, pursuant to a side letter agreement, the Investment Adviser had agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits were 1.29%, 0.79%, 0.79%, 1.04% and 1.19% for Class ADV, Class I, Class R6, Class S and Class S2, respectively. Any fees waived pursuant to the side letter agreement were not eligible for recoupment.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2021, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2022	2023	2024	Total
Global Bond	$—	$209,164	$211,149	$420,313
American Century Small-Mid Cap Value	478,862	1,094,983	1,067,866	2,641,711
Baron Growth	—	2,722	—	2,722
Invesco Equity and Income	284,321	735,475	689,609	1,709,405
Invesco Global	—	694,966	432,246	1,127,212
JPMorgan Mid Cap Value	—	448,778	463,244	912,022
T. Rowe Price Growth Equity	—	1,106,658	976,182	2,082,840

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2021, are as follows:

	December 31,
	2022	2023	2024	Total
Baron Growth
Class ADV	$—	$149,830	$127,757	$277,587
Class I	—	210,262	165,825	376,087
Class S	—	320,888	260,627	581,515
Class S2	—	3,574	2,721	6,295
Columbia Small Cap Value II
Class ADV	—	12,463	7,521	19,984
Class I	—	16,873	9,718	26,591
Class S	—	42,446	21,127	63,573
Class S2	—	746	403	1,149
T. Rowe Price Diversified Mid Cap Growth
Class ADV	—	41,013	28,525	69,538
Class I	—	709,134	486,839	1,195,973
Class S	—	29,018	19,449	48,467
Class S2	—	3,796	2,774	6,570

The Expense Limitation Agreement is contractual through May 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

The below Portfolios utilized the line of credit during the year ended December 31, 2021 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International High Dividend Low Volatility	7	$1,714,857	1.27%
American Century Small-Mid Cap Value	7	1,156,286	1.32
Baron Growth(1)	63	2,129,698	1.30
Invesco Global	18	4,264,111	1.28
JPMorgan Mid Cap Value	4	1,101,250	1.34
T. Rowe Price Diversified Mid Cap Growth	12	927,083	1.30

(1)  As of December 31, 2021, Baron Growth had an outstanding balance of $531,000.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2021	146,488	—	101,137	(225,961)	21,664	1,554,242	—	1,059,813	(2,405,586)	208,469
12/31/2020	151,522	—	46,784	(363,955)	(165,649)	1,614,012	—	499,001	(3,837,787)	(1,724,774)
Class I
12/31/2021	427,848	—	628,708	(1,280,804)	(224,248)	4,747,549	—	6,725,199	(13,948,944)	(2,476,196)
12/31/2020	1,071,924	—	379,018	(4,056,693)	(2,605,751)	11,625,495	—	4,117,554	(44,941,232)	(29,198,183)
Class S
12/31/2021	359,591	—	155,896	(538,462)	(22,975)	3,908,842	—	1,663,347	(5,968,917)	(396,728)
12/31/2020	437,512	—	78,922	(703,803)	(187,369)	4,719,597	—	856,131	(7,617,835)	(2,042,107)
International High Dividend Low Volatility
Class ADV
12/31/2021	102,390	—	52,566	(365,602)	(210,646)	1,037,243	—	540,901	(3,670,569)	(2,092,425)
12/31/2020	231,631	—	468,161	(499,287)	200,505	2,179,892	—	3,998,093	(4,695,750)	1,482,235
Class I
12/31/2021	460,734	—	295,016	(1,508,212)	(752,462)	4,759,975	—	3,068,169	(15,417,513)	(7,589,369)
12/31/2020	635,652	—	2,196,817	(2,209,074)	623,395	5,913,333	—	18,958,530	(20,893,043)	3,978,820
Class S
12/31/2021	454,811	—	564,287	(4,446,542)	(3,427,444)	4,684,050	—	5,834,728	(45,069,304)	(34,550,526)
12/31/2020	1,333,822	—	4,802,412	(4,796,011)	1,340,223	12,622,870	—	41,156,670	(45,576,239)	8,203,301
Class S2
12/31/2021	2,385	—	706	(689)	2,402	24,459	—	7,373	(7,050)	24,782
12/31/2020	13,983	—	8,450	(21,300)	1,133	138,923	—	73,179	(202,966)	9,136
American Century Small-Mid Cap Value
Class ADV
12/31/2021	574,260	—	54,874	(1,398,054)	(768,920)	7,645,195	—	741,893	(18,477,186)	(10,090,098)
12/31/2020	609,735	—	184,018	(1,972,522)	(1,178,769)	5,290,505	—	1,711,366	(19,033,186)	(12,031,315)
Class I
12/31/2021	1,216,000	—	122,634	(2,463,814)	(1,125,180)	17,471,822	—	1,787,999	(35,235,044)	(15,975,223)
12/31/2020	1,093,595	—	336,841	(2,845,523)	(1,415,087)	10,880,226	—	3,371,776	(29,671,861)	(15,419,859)
Class S
12/31/2021	371,537	—	54,847	(984,265)	(557,881)	5,318,031	—	786,510	(13,429,366)	(7,324,825)
12/31/2020	373,825	—	160,840	(1,258,367)	(723,702)	3,687,266	—	1,584,274	(12,976,185)	(7,704,645)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
American Century Small-Mid Cap Value (continued)
Class S2
12/31/2021	52,013	—	1,416	(179,069)	(125,640)	674,027	—	19,149	(2,412,139)	(1,718,963)
12/31/2020	56,480	—	6,436	(61,500)	1,416	531,451	—	59,796	(627,974)	(36,727)
Baron Growth
Class ADV
12/31/2021	260,360	—	419,077	(479,266)	200,171	7,095,819	—	11,180,973	(13,154,085)	5,122,707
12/31/2020	385,123	—	—	(1,063,153)	(678,030)	7,667,594	—	—	(21,036,151)	(13,368,557)
Class I
12/31/2021	311,835	—	361,998	(885,710)	(211,877)	10,500,975	—	11,935,097	(29,525,384)	(7,089,312)
12/31/2020	992,333	—	—	(2,024,333)	(1,032,000)	24,933,092	—	—	(50,380,515)	(25,447,423)
Class R6
12/31/2021	143,926	—	99,200	(246,153)	(3,027)	4,799,695	—	3,273,603	(8,201,082)	(127,784)
12/31/2020	305,059	—	—	(310,598)	(5,539)	7,457,909	—	—	(7,433,159)	24,750
Class S
12/31/2021	132,534	—	688,156	(1,095,774)	(275,084)	4,072,010	—	20,610,306	(33,055,860)	(8,373,544)
12/31/2020	137,540	—	—	(1,614,638)	(1,477,098)	2,983,204	—	—	(35,003,201)	(32,019,997)
Class S2
12/31/2021	13,002	—	7,767	(40,917)	(20,148)	365,529	—	211,817	(1,158,300)	(580,954)
12/31/2020	42,355	—	—	(49,702)	(7,347)	891,696	—	—	(979,306)	(87,610)
Columbia Contrarian Core
Class ADV
12/31/2021	164,911	—	167,124	(211,683)	120,352	3,382,325	—	3,369,226	(4,427,216)	2,324,335
12/31/2020	157,408	—	44,611	(303,254)	(101,235)	2,566,533	—	743,213	(4,812,920)	(1,503,174)
Class I
12/31/2021	1,138,555	—	707,436	(1,261,034)	584,957	26,185,506	—	15,634,335	(28,569,053)	13,250,788
12/31/2020	8,464,802	—	246,165	(2,989,447)	5,721,520	137,733,870	—	4,445,739	(59,332,213)	82,847,396
Class S
12/31/2021	78,569	—	118,105	(129,803)	66,871	1,725,929	—	2,522,728	(2,839,735)	1,408,922
12/31/2020	89,490	—	31,489	(189,843)	(68,864)	1,506,854	—	552,006	(3,330,686)	(1,271,826)
Columbia Small Cap Value II
Class ADV
12/31/2021	872,371	—	10,889	(533,975)	349,285	16,819,188	—	207,547	(10,353,412)	6,673,323
12/31/2020	217,420	—	82,110	(457,014)	(157,484)	2,610,253	—	972,185	(5,746,042)	(2,163,604)
Class I
12/31/2021	797,433	—	18,560	(830,131)	(14,138)	15,875,731	—	368,043	(16,734,530)	(490,756)
12/31/2020	331,812	—	116,917	(654,816)	(206,087)	4,350,521	—	1,435,739	(8,830,432)	(3,044,172)
Class R6
12/31/2021	285,247	—	4,422	(140,643)	149,026	5,805,072	—	87,814	(2,859,917)	3,032,969
12/31/2020	190,128	—	20,805	(210,151)	782	2,655,126	—	255,902	(2,766,895)	144,133
Class S
12/31/2021	682,426	—	29,732	(1,310,880)	(598,722)	13,766,939	—	587,512	(26,262,690)	(11,908,239)
12/31/2020	273,276	—	279,850	(1,224,385)	(671,259)	3,238,618	—	3,428,166	(15,939,137)	(9,272,353)
Class S2
12/31/2021	52,418	—	493	(56,307)	(3,396)	1,041,420	—	9,407	(1,111,383)	(60,556)
12/31/2020	11,681	—	4,733	(35,205)	(18,791)	138,520	—	55,992	(476,844)	(282,332)
Invesco Comstock
Class ADV
12/31/2021	145,469	—	19,416	(289,658)	(124,773)	2,836,895	—	403,191	(5,615,125)	(2,375,039)
12/31/2020	116,617	—	90,354	(269,952)	(62,981)	1,500,720	—	1,304,497	(3,764,154)	(958,937)
Class I
12/31/2021	4,561,351	—	136,276	(3,351,084)	1,346,543	90,254,805	—	2,872,788	(63,144,551)	29,983,042
12/31/2020	5,954,266	—	441,015	(11,162,406)	(4,767,125)	86,529,706	—	6,426,417	(149,060,396)	(56,104,273)
Class S
12/31/2021	370,756	—	53,139	(496,521)	(72,626)	7,400,012	—	1,119,663	(9,559,560)	(1,039,885)
12/31/2020	104,843	—	209,474	(701,229)	(386,912)	1,513,323	—	3,064,953	(10,128,483)	(5,550,207)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Invesco Equity and Income
Class ADV
12/31/2021	104,226	—	20,455	(108,131)	16,550	5,203,568	—	1,040,639	(5,364,684)	879,523
12/31/2020	75,973	—	58,895	(229,092)	(94,224)	3,056,251	—	2,330,514	(9,024,067)	(3,637,302)
Class I
12/31/2021	137,798	—	246,394	(1,117,269)	(733,077)	6,968,284	—	12,825,759	(56,526,696)	(36,732,653)
12/31/2020	117,159	—	664,170	(1,511,062)	(729,733)	4,802,008	—	27,058,975	(61,781,862)	(29,920,879)
Class S
12/31/2021	91,794	—	200,039	(1,577,207)	(1,285,374)	4,665,687	—	10,309,711	(79,391,738)	(64,416,340)
12/31/2020	90,613	—	616,561	(1,862,782)	(1,155,608)	3,561,494	—	24,794,296	(75,496,740)	(47,140,950)
Class S2
12/31/2021	69,727	—	141,604	(917,369)	(706,038)	3,381,490	—	7,171,073	(45,287,140)	(34,734,577)
12/31/2020	64,773	—	435,036	(1,186,931)	(687,122)	2,462,918	—	17,171,131	(47,332,775)	(27,698,726)
Invesco Global
Class ADV
12/31/2021	356,278	—	269,670	(424,309)	201,639	8,574,570	—	6,650,068	(10,140,640)	5,083,998
12/31/2020	199,176	—	272,420	(1,280,327)	(808,731)	3,733,927	—	4,996,181	(23,092,469)	(14,362,361)
Class I
12/31/2021	639,488	—	2,288,016	(6,456,145)	(3,528,641)	16,254,795	—	60,106,187	(164,710,892)	(88,349,910)
12/31/2020	485,441	—	2,780,342	(10,017,159)	(6,751,376)	9,491,825	—	53,910,828	(194,533,543)	(131,130,890)
Class S
12/31/2021	309,536	—	345,738	(1,541,488)	(886,214)	7,551,935	—	8,612,323	(37,125,539)	(20,961,281)
12/31/2020	314,509	—	417,760	(2,112,243)	(1,379,974)	5,696,566	—	7,716,024	(38,768,097)	(25,355,507)
Class S2
12/31/2021	24,294	—	8,365	(54,759)	(22,100)	564,682	—	200,349	(1,275,427)	(510,396)
12/31/2020	29,719	—	8,405	(99,655)	(61,531)	541,948	—	149,769	(1,632,266)	(940,549)
JPMorgan Mid Cap Value
Class ADV
12/31/2021	465,629	—	203,042	(896,948)	(228,277)	8,560,886	—	3,739,188	(16,193,716)	(3,893,642)
12/31/2020	348,762	—	525,236	(1,023,700)	(149,702)	4,557,818	—	6,939,506	(14,379,457)	(2,882,133)
Class I
12/31/2021	865,455	—	302,747	(1,992,142)	(823,940)	16,488,418	—	5,837,589	(37,944,867)	(15,618,860)
12/31/2020	579,873	—	809,416	(2,135,388)	(746,099)	8,343,245	—	11,193,835	(31,410,219)	(11,873,139)
Class S
12/31/2021	310,094	—	415,449	(1,842,421)	(1,116,878)	5,812,653	—	7,866,665	(34,229,733)	(20,550,415)
12/31/2020	283,193	—	1,107,872	(2,140,089)	(749,024)	3,937,227	—	15,047,063	(31,257,437)	(12,273,147)
Class S2
12/31/2021	59,064	—	2,885	(44,471)	17,478	1,090,895	—	53,361	(795,684)	348,572
12/31/2020	8,116	—	10,496	(36,180)	(17,568)	119,964	—	138,167	(491,020)	(232,889)
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2021	797,966	—	1,013,280	(595,469)	1,215,777	10,583,797	—	12,473,482	(7,822,090)	15,235,189
12/31/2020	642,178	—	450,087	(4,408,208)	(3,315,943)	7,184,265	—	4,946,458	(41,263,880)	(29,133,157)
Class I
12/31/2021	526,034	—	12,250,463	(8,435,391)	4,341,106	8,136,801	—	179,469,278	(129,593,015)	58,013,064
12/31/2020	8,861,288	—	6,793,515	(16,857,282)	(1,202,479)	98,888,405	—	86,073,841	(219,582,198)	(34,619,952)
Class R6
12/31/2021	2,833,110	—	1,463,622	(3,485,925)	810,807	45,529,761	—	21,456,701	(53,314,177)	13,672,285
12/31/2020	6,492,519	—	231,190	(1,980,280)	4,743,429	90,808,349	—	2,931,489	(28,259,378)	65,480,460
Class S
12/31/2021	192,838	—	540,994	(854,958)	(121,126)	2,793,284	—	7,427,852	(12,508,362)	(2,287,226)
12/31/2020	495,351	—	287,840	(1,301,795)	(518,604)	5,989,623	—	3,459,838	(14,276,367)	(4,826,906)
Class S2
12/31/2021	19,996	—	97,876	(163,084)	(45,212)	267,568	—	1,217,580	(2,088,060)	(602,912)
12/31/2020	54,706	—	44,274	(88,181)	10,799	596,007	—	490,552	(967,557)	119,002

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
T. Rowe Price Growth Equity
Class ADV
12/31/2021	149,326	—	347,792	(514,043)	(16,925)	15,332,817	—	34,928,755	(51,591,722)	(1,330,150)
12/31/2020	255,157	—	168,681	(756,738)	(332,900)	19,352,797	—	13,600,775	(57,164,784)	(24,211,212)
Class I
12/31/2021	1,579,947	—	1,153,850	(2,150,279)	583,518	187,644,821	—	134,596,628	(249,226,605)	73,014,844
12/31/2020	1,715,903	—	549,133	(4,071,203)	(1,806,167)	144,464,162	—	50,553,168	(356,716,718)	(161,699,388)
Class S
12/31/2021	52,349	—	54,728	(188,684)	(81,607)	5,717,825	—	5,950,016	(20,069,600)	(8,401,759)
12/31/2020	90,994	—	33,086	(236,804)	(112,724)	7,559,513	—	2,861,917	(20,218,396)	(9,796,966)
Class S2
12/31/2021	21,355	—	4,853	(25,672)	536	2,279,800	—	500,457	(2,703,352)	76,905
12/31/2020	37,006	—	5,032	(105,797)	(63,759)	2,895,571	—	415,290	(8,966,649)	(5,655,788)

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less ("Permitted Investments"). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2021:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$3,587	$(3,587)	$—
Goldman Sachs & Co. LLC	2,149	(2,149)	—
MUFG Securities Americas Inc.	24,287	(24,287)	—
TD Prime Services LLC	98,427	(98,427)	—
Total	$128,450	$(128,450)	$—

(1)  Cash collateral with a fair value of $132,120 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

International High Dividend Low Volatility

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$5,321,971	$(5,321,971)	$—
J.P. Morgan Securities LLC	3,937,856	(3,937,856)	—
Morgan Stanley & Co. LLC	655,930	(655,930)	—
Morgan Stanley & Co. International PLC	2,947,331	(2,947,331)	—
Total	$12,863,088	$(12,863,088)	$—

(1)  Cash collateral with a fair value of $13,517,409 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$136,116	$(136,116)	$—
BNP Paribas Securities Corp.	27,274	(27,274)	—
Citadel Securities LLC	92,616	(92,616)	—
Citigroup Global Markets Inc.	254,677	(254,677)	—
Citigroup Global Markets Limited	231,473	(231,473)	—
Goldman Sachs & Co. LLC	7,600	(7,600)	—
J.P. Morgan Securities LLC	256,270	(256,270)	—
Morgan Stanley & Co. LLC	368,282	(368,282)	—
National Bank of Canada Financial INC	26,150	(26,150)	—
National Financial Services LLC	27,360	(27,360)	—
Natixis Securities America LLC	3,053,723	(3,053,723)	—
Nomura International PLC	1,104,506	(1,104,506)	—
UBS Securities LLC.	91,063	(91,063)	—
Wells Fargo Securities LLC	85,968	(85,968)	—
Total	$5,763,078	$(5,763,078)	$—

(1)  Cash collateral with a fair value of $5,933,484 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,108,533	$(2,108,533)	$—
BNP Paribas Prime Brokerage Intl Ltd	2,056,353	(2,056,353)	—
Citadel Clearing LLC	61,604	(61,604)	—
Citigroup Global Markets Inc.	312,152	(312,152)	—
Goldman Sachs & Co. LLC	1,266,040	(1,266,040)	—
Industrial And Commercial Bank Of China	3,784,381	(3,784,381)	—
J.P. Morgan Securities LLC	677,370	(677,370)	—
Morgan Stanley & Co. LLC	2,099	(2,099)	—
National Financial Services LLC	1,976,392	(1,976,392)	—
Societe Generale	28,839,140	(28,839,140)	—

Invesco Equity and Income (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
TD Prime Services LLC	$11,748,211	$(11,748,211)	$—
Wells Fargo Bank NA	1,911,733	(1,911,733)	—
Total	$54,744,008	$(54,744,008)	$—

(1)  Cash collateral with a fair value of $55,954,717 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$3,886,015	$(3,886,015)	$—
State Street Bank and Trust Company	331,833	(331,833)	—
Total	$4,217,848	$(4,217,848)	$—

(1)  Cash collateral with a fair value of $4,425,451 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$211,259	$(211,259)	$—
BNP Paribas Prime Brokerage Intl Ltd	10,161,015	(10,161,015)	—
BNP Paribas Securities Corp.	3,208,551	(3,208,551)	—
BofA Securities Inc	11,851	(11,851)	—
Citadel Clearing LLC	80,508	(80,508)	—
CITADEL SECURITIES LLC	82,039	(82,039)	—
Citigroup Global Markets Inc.	11,601,497	(11,601,497)	—
Cowen Excecution Services LLC	8,109,170	(8,109,170)	—
Credit Suisse Securities (USA) LLC	61,555	(61,555)	—
Goldma, Sachs & Co. LLC	418,927	(418,927)	—
HSBC Bank PLC	156,774	(156,774)	—
J.P. Morgan Securities LLC	44,693,970	(44,693,970)	—
Mizuho Securities USA LLC.	453,618	(453,618)	—
Morgan Stanley & Co. LLC	448,955	(448,955)	—
National Bank of Canada Financial INC	103,466	(103,466)	—
National Financial Services LLC	6,104,490	(6,104,490)	—
Natixis Securities America LLC	2,013,718	(2,013,718)	—
Scotia Capital (USA) INC	1,376,264	(1,376,264)	—
State Street Bank and Trust Company	9,450,273	(9,450,273)	—
TD Prime Services LLC	947,525	(947,525)	—
UBS AG	336	(336)	—
Wells Fargo Bank NA	10,805,428	(10,805,428)	—
Wells Fargo Securities LLC	3,593,876	(3,593,876)	—
Total	$114,095,065	$(114,095,065)	$—

(1)  Cash collateral with a fair value of $116,541,462 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$328,120	$(328,120)	$—
BNP Paribas Prime Brokerage Intl Ltd	2,121	(2,121)	—
BNP Paribas Securities Corp.	7,261,516	(7,261,516)	—
Citigroup Global Markets Inc.	7,271,564	(7,271,564)	—
Cowen Excecution Services LLC	300,769	(300,769)	—
Credit Suisse Securities (USA) LLC	1,373,127	(1,373,127)	—
J.P. Morgan Securities LLC	6,940,952	(6,940,952)	—
Jefferies LLC	115,624	(115,624)	—
Morgan Stanley & Co. LLC	122,964	(122,964)	—
National Bank of Canada Financial INC	18,642,935	(18,642,935)	—
RBC Capital Markets, LLC	30,741	(30,741)	—
Wells Fargo Securities LLC	1,844,043	(1,844,043)	—
Total	$44,234,476	$(44,234,476)	$—

(1)  Cash collateral with a fair value of $45,268,511 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, capital loss carryforwards, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2021:

	Paid-in Capital	Distributable Earnings
Global Bond	$(574,603)	$574,603
American Century Small-Mid Cap Value	(57)	57
Baron Growth	(3,417,045)	3,417,045
Invesco Global	(4,163,234)	4,163,234

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2021			Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gains	Return of Capital	Ordinary Income	Long-term Capital Gains
Global Bond	$8,265,790	$—	$1,182,569	$5,472,686	$—
International High Dividend Low Volatility	9,451,171	—	—	13,890,705	50,295,767
American Century Small-Mid Cap Value	3,335,551	—	—	6,727,212	—
Baron Growth	—	47,211,796	—	—	—
Columbia Contrarian Core	10,412,507	11,113,782	—	5,740,958	—
Columbia Small Cap Value II	554,727	705,596	—	909,064	5,238,920
Invesco Comstock	4,395,642	—	—	6,123,894	4,671,973
Invesco Equity and Income	30,664,167	683,015	—	23,558,242	47,796,674
Invesco Global	—	75,568,927	—	15,525,835	51,246,967
JPMorgan Mid Cap Value	2,779,046	14,717,757	—	3,665,483	29,653,088
T. Rowe Price Diversified Mid Cap Growth	16,444,346	205,600,547	—	3,687,499	94,214,679
T. Rowe Price Growth Equity	27,343,625	148,632,231	—	—	67,431,150

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2021 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards				Total Distributable Earnings/
	Income	Capital Gains	(Depreciation)	Amount	Character	Expiration	Other	(Loss)
Global Bond	$—	$—	$41,540	$(6,042,192)	Long-term	None	$(10,875)	$(6,011,527)
International High Dividend Low Volatility	15,547,949	—	39,186,443	(531,918)	Short-term	None	(26,417)	54,176,057
American Century Small-Mid Cap Value	27,374,765	40,831,873	60,121,478	—	—	—	(7,022)	128,321,094
Baron Growth	—	54,336,029	538,158,723	—	—	—	(25,539)	592,469,213
Columbia Contrarian Core	13,182,266	15,664,717	51,146,057	—	—	—	(7,338)	79,985,702
Columbia Small Cap Value II	7,461,659	17,028,215	59,450,659	—	—	—	(4,847)	83,935,686
Invesco Comstock	229,538	665,454	68,474,945	—	—	—	(13,053)	69,356,884
Invesco Equity and Income	23,549,692	141,557,974	264,182,080	—	—	—	(45,036)	429,244,710
Invesco Global	—	182,846,424	1,102,744,226	—	—	—	(2,166,164)	1,283,424,486
JPMorgan Mid Cap Value	3,823,832	54,264,781	135,413,687	—	—	—	(11,579)	193,490,721
T. Rowe Price Diversified Mid Cap Growth	22,880,683	244,804,726	438,303,772	—	—	—	(24,703)	705,964,478
T. Rowe Price Growth Equity	23,938,000	238,639,554	953,752,638	—	—	—	(39,587)	1,216,290,605

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2021, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE ("LIBOR")

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties' existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio's existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2021 (CONTINUED)

NOTE 13 — MARKET DISRUPTION (continued)

downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios' service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 ("ASU 2020-04"), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2021, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0206	February 1, 2022	Daily
Class I	$0.0254	February 1, 2022	Daily
Class S	$0.0232	February 1, 2022	Daily

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 22.9%
		Australia: 0.2%
58,000		Rio Tinto Finance USA Ltd., 2.750%, 11/02/2051	$57,610	0.1
180,000	(1)	Santos Finance Ltd., 3.649%, 04/29/2031	183,460	0.1
24,000		Westpac Banking Corp., 1.953%, 11/20/2028	23,924	0.0
55,000	(2)	Westpac Banking Corp., 3.020%, 11/18/2036	54,429	0.0
			319,423	0.2
		Bermuda: 0.1%
150,000	(1)	Triton Container International Ltd., 3.150%, 06/15/2031	151,434	0.1
		Canada: 0.4%
18,000		Canadian Pacific Railway Co., 2.450%, 12/02/2031	18,373	0.0
112,000		Canadian Pacific Railway Co., 3.000%, 12/02/2041	114,746	0.1
38,000		Canadian Pacific Railway Co., 3.100%, 12/02/2051	39,151	0.0
50,000		Cenovus Energy, Inc., 5.400%, 06/15/2047	62,392	0.1
186,000		Fortis, Inc./ Canada, 3.055%, 10/04/2026	193,749	0.1
49,000		Royal Bank of Canada, 2.300%, 11/03/2031	49,283	0.0
Principal Amount†					Value	Percentage of Net Assets
	56,000			Teck Resources Ltd., 5.400%, 02/01/2043	$68,433	0.1
					546,127	0.4
				France: 0.7%
	572,000	(1)		BNP Paribas SA, 3.500%, 03/01/2023	589,440	0.4
	265,000	(1)		BPCE SA, 2.700%, 10/01/2029	270,869	0.1
	287,000	(1)		BPCE SA, 5.150%, 07/21/2024	311,003	0.2
					1,171,312	0.7
				Japan: 0.8%
	200,000			Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	204,112	0.1
	200,000	(1)		Mizuho Bank Ltd., 3.200%, 03/26/2025	210,929	0.1
	200,000			Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	205,823	0.1
	639,000			Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	689,912	0.5
					1,310,776	0.8
				Mexico: 0.0%
MXN	1,007,437	(3	),(4)	Banco Invex SA / Hipotecaria Credito y Casa SA de CV, 6.450%, 03/13/2034	—	—
MXN	38,114	(3)		JP Morgan / Hipotecaria su Casita, 6.100%, 09/25/2035	1,858	0.0
					1,858	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			MULTI: 0.0%
	25,000	(1)	NXP BV / NXP Funding LLC / NXP USA, Inc., 3.250%, 11/30/2051	$25,046	0.0
			Netherlands: 0.4%
	15,000		Shell International Finance BV, 2.875%, 11/26/2041	15,042	0.0
	490,000		Shell International Finance BV, 3.250%, 05/11/2025	521,905	0.3
	100,000		Shell International Finance BV, 4.000%, 05/10/2046	116,572	0.1
				653,519	0.4
			Norway: 0.0%
	41,000		Equinor ASA, 3.125%, 04/06/2030	44,092	0.0
			South Africa: 0.1%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/2023	67,074	0.1
			Switzerland: 0.4%
	400,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	431,462	0.3
	250,000		UBS AG/ Stamford CT, 7.625%, 08/17/2022	259,696	0.1
				691,158	0.4
			United Kingdom: 0.9%
	220,000	(2)	HSBC Holdings PLC, 2.251%, 11/22/2027	220,588	0.2
	405,000	(2)	HSBC Holdings PLC, 3.973%, 05/22/2030	439,730	0.3
	200,000	(1)	LSEGA Financing PLC, 3.200%, 04/06/2041	209,148	0.1
Principal Amount†			Value	Percentage of Net Assets
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	$212,376	0.1
150,000		Royalty Pharma PLC, 1.200%, 09/02/2025	146,971	0.1
150,000		Royalty Pharma PLC, 1.750%, 09/02/2027	147,473	0.1
			1,376,286	0.9
		United States: 18.9%
185,000		AbbVie, Inc., 3.200%, 11/21/2029	198,006	0.1
154,000		AbbVie, Inc., 3.800%, 03/15/2025	164,042	0.1
174,000		AbbVie, Inc., 4.050%, 11/21/2039	200,027	0.1
321,000		AbbVie, Inc., 4.300%, 05/14/2036	379,063	0.2
100,000		Advance Auto Parts, Inc., 3.900%, 04/15/2030	109,225	0.1
153,000	(1)	AEP Texas, Inc., 3.850%, 10/01/2025	163,451	0.1
175,000		Altria Group, Inc., 4.500%, 05/02/2043	181,758	0.1
92,000		Altria Group, Inc., 4.800%, 02/14/2029	103,859	0.1
171,000		Amazon.com, Inc., 2.875%, 05/12/2041	177,909	0.1
228,000		American Airlines 2021-1 Class A Pass Through Trust, 2.875%, 01/11/2036	226,817	0.1
67,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	66,387	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
45,000	(2)	American Electric Power Co., Inc., 3.875%, 02/15/2062	$45,710	0.0
91,000		American International Group, Inc., 3.400%, 06/30/2030	98,513	0.1
59,000		American International Group, Inc., 4.250%, 03/15/2029	67,481	0.0
174,000		American International Group, Inc., 4.500%, 07/16/2044	214,795	0.1
59,000		American International Group, Inc., 4.750%, 04/01/2048	75,338	0.1
650,000		American Tower Corp., 2.750%, 01/15/2027	670,386	0.4
45,000	(1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	45,468	0.0
37,000		Amgen, Inc., 2.000%, 01/15/2032	35,869	0.0
300,000		Amgen, Inc., 3.200%, 11/02/2027	323,549	0.2
22,000		Analog Devices, Inc., 2.800%, 10/01/2041	22,295	0.0
170,000		Anheuser- Busch Cos LLC / Anheuser- Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	215,364	0.1
130,000		Anheuser- Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	151,448	0.1
60,000		Apple, Inc., 2.650%, 02/08/2051	59,146	0.0
Principal Amount†			Value	Percentage of Net Assets
40,000		Apple, Inc., 2.700%, 08/05/2051	$39,645	0.0
45,000		Apple, Inc., 2.850%, 08/05/2061	45,226	0.0
131,000		Assurant, Inc., 2.650%, 01/15/2032	128,653	0.1
80,000		AT&T, Inc., 3.300%, 02/01/2052	78,569	0.1
123,000		AT&T, Inc., 3.650%, 09/15/2059	124,458	0.1
40,000		Atmos Energy Corp., 2.850%, 02/15/2052	38,973	0.0
161,000	(2)	Bank of America Corp., 1.734%, 07/22/2027	159,916	0.1
145,000	(2)	Bank of America Corp., 1.898%, 07/23/2031	138,932	0.1
71,000	(2)	Bank of America Corp., 2.087%, 06/14/2029	70,555	0.0
32,000	(2)	Bank of America Corp., 2.299%, 07/21/2032	31,497	0.0
80,000	(2)	Bank of America Corp., 2.572%, 10/20/2032	80,443	0.1
59,000	(2)	Bank of America Corp., 2.592%, 04/29/2031	59,664	0.0
496,000	(2)	Bank of America Corp., 2.687%, 04/22/2032	503,882	0.3
150,000	(2)	Bank of America Corp., 3.458%, 03/15/2025	156,950	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
233,000		Bank of America Corp., 4.183%, 11/25/2027	$255,106	0.2
258,000	(2)	Bank of America Corp., 4.330%, 03/15/2050	319,964	0.2
137,000		BAT Capital Corp., 2.259%, 03/25/2028	133,615	0.1
24,000	(1)	Baxter International, Inc., 1.915%, 02/01/2027	24,103	0.0
55,000	(1)	Baxter International, Inc., 2.272%, 12/01/2028	55,443	0.0
38,000	(1)	Baxter International, Inc., 2.539%, 02/01/2032	38,431	0.0
22,000	(1)	Baxter International, Inc., 3.132%, 12/01/2051	22,691	0.0
241,000		Berry Global, Inc., 1.650%, 01/15/2027	235,813	0.2
84,000	(1)	Blackstone Holdings Finance Co. LLC, 2.850%, 08/05/2051	81,973	0.1
250,000		Boeing Co/The, 3.625%, 02/01/2031	266,904	0.2
74,000		Boeing Co/The, 5.150%, 05/01/2030	86,288	0.1
59,000		Boston Scientific Corp., 4.000%, 03/01/2029	65,580	0.0
41,000		BP Capital Markets America, Inc., 3.000%, 02/24/2050	40,470	0.0
126,000		Bristol-Myers Squibb Co., 3.875%, 08/15/2025	136,457	0.1
Principal Amount†			Value	Percentage of Net Assets
73,000		Bristol-Myers Squibb Co., 4.250%, 10/26/2049	$90,436	0.1
80,000		Brookfield Finance LLC, 3.450%, 04/15/2050	83,571	0.1
50,000	(2)	Capital One Financial Corp., 1.878%, 11/02/2027	49,774	0.0
55,000	(2)	Capital One Financial Corp., 2.618%, 11/02/2032	54,912	0.0
52,000	(1)	Cargill, Inc., 2.125%, 11/10/2031	51,314	0.0
150,000		CBRE Services, Inc., 2.500%, 04/01/2031	151,024	0.1
100,000		CenterPoint Energy, Inc., 4.250%, 11/01/2028	111,204	0.1
38,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 2.250%, 01/15/2029	37,107	0.0
55,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.500%, 03/01/2042	53,442	0.0
55,000		Chubb INA Holdings, Inc., 1.375%, 09/15/2030	51,864	0.0
20,000		Chubb INA Holdings, Inc., 2.850%, 12/15/2051	20,101	0.0
15,000		Chubb INA Holdings, Inc., 3.050%, 12/15/2061	15,350	0.0
135,000		Cigna Corp., 3.200%, 03/15/2040	140,148	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
59,000		Cigna Corp., 3.400%, 03/15/2050	$61,408	0.0
50,000		Cigna Corp., 4.800%, 08/15/2038	61,611	0.0
579,000		Citigroup, Inc., 4.000%, 08/05/2024	617,346	0.4
469,000		Citigroup, Inc., 5.500%, 09/13/2025	530,877	0.3
278,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	296,507	0.2
165,000		Comcast Corp., 2.350%, 01/15/2027	171,005	0.1
310,000		Comcast Corp., 4.150%, 10/15/2028	352,145	0.2
110,000		Comcast Corp., 4.250%, 01/15/2033	128,902	0.1
80,000		Comcast Corp., 5.650%, 06/15/2035	106,123	0.1
65,000		CSX Corp., 4.500%, 08/01/2054	82,264	0.1
198,000		CVS Health Corp., 4.300%, 03/25/2028	222,374	0.1
40,000		CVS Health Corp., 5.050%, 03/25/2048	52,390	0.0
313,000		Dell International LLC / EMC Corp., 6.020%, 06/15/2026	362,141	0.2
105,417		Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	108,974	0.1
94,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	98,853	0.1
Principal Amount†			Value	Percentage of Net Assets
135,000		Discovery Communications LLC, 5.300%, 05/15/2049	$169,439	0.1
26,000		Dollar General Corp., 3.500%, 04/03/2030	28,128	0.0
108,000	(2)	Dominion Energy, Inc., 4.350%, 12/31/2199	111,780	0.1
120,000	(2)	Dominion Energy, Inc., 4.650%, 12/31/2199	125,400	0.1
108,000		DTE Electric Co., 4.300%, 07/01/2044	130,831	0.1
125,000		Duke Energy Carolinas LLC, 3.200%, 08/15/2049	129,721	0.1
45,000		Duke Energy Florida LLC, 2.400%, 12/15/2031	45,597	0.0
167,000		Duke Energy Indiana LLC, 3.250%, 10/01/2049	173,438	0.1
40,000		DXC Technology Co., 1.800%, 09/15/2026	39,569	0.0
40,000		DXC Technology Co., 2.375%, 09/15/2028	39,133	0.0
80,000		Ecolab, Inc., 2.750%, 08/18/2055	78,738	0.1
280,000		Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	293,421	0.2
104,000		Energy Transfer L.P., 4.250%, 04/01/2024	109,242	0.1
1,026,000		Energy Transfer L.P., 4.900%, 02/01/2024	1,086,113	0.7

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	United States (continued)
100,000	Energy Transfer L.P., 5.400%, 10/01/2047	$117,609	0.1
36,000	Entergy Louisiana LLC, 2.900%, 03/15/2051	35,374	0.0
200,000	Entergy Louisiana LLC, 4.200%, 04/01/2050	238,587	0.2
48,000	Equifax, Inc., 2.350%, 09/15/2031	47,403	0.0
112,000	Essential Utilities, Inc., 2.704%, 04/15/2030	113,917	0.1
111,000	Evergy Kansas Central, Inc., 3.250%, 09/01/2049	115,657	0.1
72,000	Evergy Kansas Central, Inc., 4.125%, 03/01/2042	83,587	0.1
50,000	Eversource Energy, 1.400%, 08/15/2026	49,057	0.0
55,000	Extra Space Storage L.P., 2.350%, 03/15/2032	53,528	0.0
100,000	Exxon Mobil Corp., 2.610%, 10/15/2030	103,754	0.1
57,000	Exxon Mobil Corp., 2.995%, 08/16/2039	57,786	0.0
58,000	Exxon Mobil Corp., 3.095%, 08/16/2049	58,897	0.0
75,000	Exxon Mobil Corp., 3.452%, 04/15/2051	81,428	0.1
77,000	FedEx Corp., 4.050%, 02/15/2048	86,668	0.1
59,000	FedEx Corp., 5.250%, 05/15/2050	79,129	0.1
Principal Amount†			Value	Percentage of Net Assets
532,000		FirstEnergy Corp., 4.750%, 03/15/2023	$553,945	0.4
233,000		Fiserv, Inc., 3.200%, 07/01/2026	246,617	0.2
38,000		Florida Power & Light Co., 2.875%, 12/04/2051	38,637	0.0
125,000		FMC Corp., 3.200%, 10/01/2026	132,218	0.1
147,000		General Dynamics Corp., 3.500%, 04/01/2027	160,140	0.1
111,000		General Electric Co., 6.750%, 03/15/2032	151,566	0.1
100,000	(5)	General Mills, Inc., 2.875%, 04/15/2030	104,480	0.1
224,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	241,658	0.2
260,000		HCA, Inc., 4.125%, 06/15/2029	286,372	0.2
130,000		Healthpeak Properties, Inc., 3.000%, 01/15/2030	136,615	0.1
130,000		Hess Corp., 5.600%, 02/15/2041	160,814	0.1
200,000		Intel Corp., 3.250%, 11/15/2049	211,641	0.1
59,000		Intel Corp., 4.750%, 03/25/2050	78,763	0.1
55,000		Intercontinental Exchange, Inc., 3.000%, 06/15/2050	55,280	0.0
45,000	(1)	International Flavors & Fragrances, Inc., 3.268%, 11/15/2040	45,778	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
27,000		Interstate Power and Light Co., 3.100%, 11/30/2051	$26,902	0.0
90,000		Johnson & Johnson, 3.625%, 03/03/2037	103,500	0.1
63,000	(2)	JPMorgan Chase & Co., 1.470%, 09/22/2027	61,782	0.0
210,000	(2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	207,634	0.1
28,000	(2)	JPMorgan Chase & Co., 1.953%, 02/04/2032	26,997	0.0
115,000	(2)	JPMorgan Chase & Co., 2.545%, 11/08/2032	115,775	0.1
101,000	(2)	JPMorgan Chase & Co., 2.580%, 04/22/2032	102,406	0.1
125,000		JPMorgan Chase & Co., 2.950%, 10/01/2026	132,039	0.1
72,000	(2)	JPMorgan Chase & Co., 3.157%, 04/22/2042	75,300	0.1
96,000	(2)	JPMorgan Chase & Co., 3.964%, 11/15/2048	112,867	0.1
478,000	(2)	JPMorgan Chase & Co., 6.000%, 12/31/2199	498,972	0.3
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	236,823	0.2
40,000		Kinder Morgan, Inc., 3.600%, 02/15/2051	40,319	0.0
48,000		Life Storage L.P., 2.400%, 10/15/2031	47,234	0.0
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	402,850	0.3
Principal Amount†			Value	Percentage of Net Assets
45,000		Mid-America Apartments L.P., 2.875%, 09/15/2051	$44,458	0.0
170,000		Mississippi Power Co., 4.250%, 03/15/2042	195,535	0.1
100,000		Mondelez International, Inc., 2.750%, 04/13/2030	103,164	0.1
338,000	(2)	Morgan Stanley, 1.593%, 05/04/2027	334,846	0.2
177,000	(2)	Morgan Stanley, 2.239%, 07/21/2032	173,308	0.1
74,000	(2)	Morgan Stanley, 2.511%, 10/20/2032	74,008	0.1
200,000		Morgan Stanley, 3.125%, 07/27/2026	212,070	0.1
303,000	(2)	Morgan Stanley, 3.622%, 04/01/2031	330,516	0.2
618,000		Morgan Stanley, 4.100%, 05/22/2023	643,895	0.4
150,000		Mosaic Co/The, 3.250%, 11/15/2022	152,928	0.1
280,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	312,989	0.2
150,000	(1)	Nestle Holdings, Inc., 1.500%, 09/14/2028	146,251	0.1
143,000		Northern States Power Co/MN, 3.600%, 09/15/2047	161,264	0.1
39,000		ONEOK, Inc., 3.100%, 03/15/2030	39,766	0.0
233,000		Oracle Corp., 2.800%, 04/01/2027	240,360	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
54,000		Oracle Corp., 3.950%, 03/25/2051	$56,154	0.0
48,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	51,920	0.0
95,000		O'Reilly Automotive, Inc., 4.350%, 06/01/2028	107,249	0.1
26,000		Pacific Gas and Electric Co., 4.250%, 03/15/2046	26,020	0.0
21,000		Pacific Gas and Electric Co., 4.300%, 03/15/2045	21,281	0.0
33,000		Pacific Gas and Electric Co., 4.450%, 04/15/2042	33,613	0.0
81,000	(2)	PartnerRe Finance B LLC, 4.500%, 10/01/2050	85,322	0.1
140,000		PayPal Holdings, Inc., 2.850%, 10/01/2029	147,483	0.1
168,000		PECO Energy Co., 4.150%, 10/01/2044	200,404	0.1
24,000	(5)	PepsiCo, Inc., 2.625%, 10/21/2041	24,331	0.0
9,000		PepsiCo, Inc., 2.750%, 10/21/2051	9,248	0.0
26,000		Phillips 66, 3.300%, 03/15/2052	26,020	0.0
63,000		Phillips 66, 3.850%, 04/09/2025	67,223	0.0
175,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.800%, 09/15/2030	182,950	0.1
Principal Amount†			Value	Percentage of Net Assets
200,000		Plains All American Pipeline L.P. / PAA Finance Corp., 4.900%, 02/15/2045	$217,544	0.1
100,000		Public Service Enterprise Group, Inc., 2.450%, 11/15/2031	98,928	0.1
18,000		Public Storage, 1.950%, 11/09/2028	17,952	0.0
18,000		Public Storage, 2.250%, 11/09/2031	18,111	0.0
45,000		Puget Sound Energy, Inc., 3.250%, 09/15/2049	47,673	0.0
160,000		Raytheon Technologies Corp., 4.500%, 06/01/2042	198,240	0.1
181,000		Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	171,372	0.1
15,000		Rexford Industrial Realty L.P., 2.150%, 09/01/2031	14,179	0.0
40,000		Reynolds American, Inc., 5.700%, 08/15/2035	47,510	0.0
35,000		Reynolds American, Inc., 5.850%, 08/15/2045	42,619	0.0
272,000		Reynolds American, Inc., 6.150%, 09/15/2043	334,257	0.2
25,000		Ross Stores, Inc., 4.700%, 04/15/2027	28,278	0.0
135,000		salesforce.com, Inc., 2.700%, 07/15/2041	135,089	0.1
55,000	(1)	Sealed Air Corp., 1.573%, 10/15/2026	53,359	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
85,000	(2)	Sempra Energy, 4.125%, 04/01/2052	$86,128	0.1
370,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	392,886	0.3
35,000		Southern California Edison Co., 3.650%, 02/01/2050	37,129	0.0
272,000		Time Warner Cable LLC, 5.875%, 11/15/2040	340,085	0.2
125,000		T-Mobile USA, Inc., 3.000%, 02/15/2041	122,265	0.1
233,000		T-Mobile USA, Inc., 3.750%, 04/15/2027	252,432	0.2
59,000		T-Mobile USA, Inc., 3.875%, 04/15/2030	64,589	0.0
287,000		UnitedHealth Group, Inc., 2.300%, 05/15/2031	292,305	0.2
95,000		UnitedHealth Group, Inc., 2.750%, 05/15/2040	96,642	0.1
48,000		UnitedHealth Group, Inc., 3.050%, 05/15/2041	50,307	0.0
67,410		US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	70,736	0.1
200,000		Utah Acquisition Sub, Inc., 3.950%, 06/15/2026	215,858	0.1
45,000		Valero Energy Corp., 3.650%, 12/01/2051	44,816	0.0
Principal Amount†			Value	Percentage of Net Assets
147,000	(1)	Verizon Communications, Inc., 2.355%, 03/15/2032	$145,009	0.1
86,000		Verizon Communications, Inc., 3.400%, 03/22/2041	90,198	0.1
86,000		Verizon Communications, Inc., 3.550%, 03/22/2051	92,828	0.1
230,000		Verizon Communications, Inc., 4.125%, 03/16/2027	255,843	0.2
265,000		Verizon Communications, Inc., 4.125%, 08/15/2046	308,114	0.2
80,000		Viatris, Inc., 2.700%, 06/22/2030	80,360	0.1
80,000		Visa, Inc., 2.000%, 08/15/2050	70,276	0.0
335,000		VMware, Inc., 1.400%, 08/15/2026	329,581	0.2
40,000		VMware, Inc., 1.800%, 08/15/2028	38,957	0.0
240,000	(2)	Wells Fargo & Co., 2.406%, 10/30/2025	246,151	0.2
327,000		Wells Fargo & Co., 3.000%, 10/23/2026	343,774	0.2
			29,955,085	18.9
		Total Corporate Bonds/Notes (Cost $35,263,351)	36,313,190	22.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.5%
		United States: 14.5%
157,468	(2)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.156%, 05/25/2036	153,357	0.1
60,713		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	40,568	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
240,272			Banc of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/2035	$248,139	0.2
25,501			CHL Mortgage Pass- Through Trust 2005-17 1A8, 5.500%, 09/25/2035	25,640	0.0
32,517			CHL Mortgage Pass- Through Trust 2005-J4 A7, 5.500%, 11/25/2035	32,009	0.0
197,329			CHL Mortgage Pass- Through Trust 2007-7 A7, 5.750%, 06/25/2037	137,064	0.1
39,494	(2)		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 2.816%, 05/25/2035	39,889	0.0
190,878			CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	189,653	0.1
39,320			Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.602%, (US0001M + 0.500%), 11/25/2035	21,233	0.0
154,195	(1	),(2)	CSMC Trust 2015-3 B1, 3.885%, 03/25/2045	155,235	0.1
675	(1)		Deutsche ALT-A Securities, Inc. ALT2007- RS1 A2, 0.592%, (US0001M + 0.500%), 01/27/2037	815	0.0
Principal Amount†			Value	Percentage of Net Assets
414,663		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.103%, (US0001M + 3.000%), 10/25/2029	$424,691	0.3
355,825		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.602%, (US0001M + 2.500%), 05/25/2030	360,446	0.2
63,679	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.403%, (US0001M + 2.300%), 08/25/2031	63,971	0.1
23,829	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.553%, (US0001M + 2.450%), 07/25/2031	23,950	0.0
29,331	(6)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/2024	1,442	0.0
10,777	(6)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/2028	1,687	0.0
97,647	(6)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/2032	19,189	0.0
33,987	(6)	Fannie Mae Interest Strip Series 328 2, 6.000%, 12/25/2032	6,798	0.0
15,525	(6)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/2033	3,029	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
18,071	(6)		Fannie Mae Interest Strip Series 332 2, 6.000%, 03/25/2033	$3,473	0.0
15,135	(6)		Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/2033	3,011	0.0
18,450	(6)		Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/2033	3,177	0.0
7,955	(6)		Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/2035	1,617	0.0
9,026	(6)		Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/2035	1,754	0.0
264,213	(6)		Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/2043	36,346	0.0
384,765	(2	),(6)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/2033	45,470	0.0
4,598			Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/2029	5,000	0.0
7,018			Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/2032	7,827	0.0
34,482	(6)		Fannie Mae REMIC Trust 2002-12 SB, 7.648%, (-1.000* US0001M + 7.750%), 07/25/2031	7,483	0.0
21,777	(6)		Fannie Mae REMIC Trust 2002-2 SW, 7.648%, (-1.000* US0001M + 7.750%), 02/25/2032	4,917	0.0
Principal Amount†			Value	Percentage of Net Assets
9,144		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/2032	$10,539	0.0
3,896		Fannie Mae REMIC Trust 2002-29 F, 1.102%, (US0001M + 1.000%), 04/25/2032	3,985	0.0
11,365	(6)	Fannie Mae REMIC Trust 2002-41 S, 7.848%, (-1.000* US0001M + 7.950%), 07/25/2032	1,933	0.0
1,199		Fannie Mae REMIC Trust 2002-64 FJ, 1.102%, (US0001M + 1.000%), 04/25/2032	1,227	0.0
2,547		Fannie Mae REMIC Trust 2002-68 FH, 0.604%, (US0001M + 0.500%), 10/18/2032	2,564	0.0
411,818	(6)	Fannie Mae REMIC Trust 2002-77 JS, 7.896%, (-1.000* US0001M + 8.000%), 12/18/2032	90,379	0.1
10,871		Fannie Mae REMIC Trust 2002-84 FB, 1.102%, (US0001M + 1.000%), 12/25/2032	11,121	0.0
10,870		Fannie Mae REMIC Trust 2003-11 FA, 1.102%, (US0001M + 1.000%), 09/25/2032	10,903	0.0
2,390		Fannie Mae REMIC Trust 2003-116 FA, 0.502%, (US0001M + 0.400%), 11/25/2033	2,403	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
14,800	(6)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/2033	$3,591	0.0
12,525	(6)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/2033	2,554	0.0
269,867	(6)	Fannie Mae REMIC Trust 2004-56 SE, 7.448%, (-1.000* US0001M + 7.550%), 10/25/2033	54,321	0.0
17,301		Fannie Mae REMIC Trust 2005-25 PS, 27.712%, (-4.400* US0001M + 28.160%), 04/25/2035	29,301	0.0
7,031	(6)	Fannie Mae REMIC Trust 2005-40 SB, 6.648%, (-1.000* US0001M + 6.750%), 05/25/2035	927	0.0
10,301		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/2025	10,539	0.0
93,152		Fannie Mae REMIC Trust 2005-74 DK, 23.593%, (-4.000* US0001M + 24.000%), 07/25/2035	140,888	0.1
219,685		Fannie Mae REMIC Trust 2005-87 SB, 23.460%, (-3.667* US0001M + 23.833%), 10/25/2035	329,751	0.2
Principal Amount†			Value	Percentage of Net Assets
111,759		Fannie Mae REMIC Trust 2006-104 ES, 32.941%, (-5.000* US0001M + 33.450%), 11/25/2036	$214,009	0.1
9,131		Fannie Mae REMIC Trust 2006-11 PS, 24.193%, (-3.667* US0001M + 24.567%), 03/25/2036	14,721	0.0
20,591		Fannie Mae REMIC Trust 2006-46 SW, 23.826%, (-3.667* US0001M + 24.199%), 06/25/2036	30,761	0.0
4,609,154	(6)	Fannie Mae REMIC Trust 2006-51 SA, 6.468%, (-1.000* US0001M + 6.570%), 06/25/2036	860,056	0.6
43,159	(6)	Fannie Mae REMIC Trust 2006-90 SX, 7.128%, (-1.000* US0001M + 7.230%), 09/25/2036	7,537	0.0
5,078,454	(6)	Fannie Mae REMIC Trust 2007-116 DI, 5.838%, (-1.000* US0001M + 5.940%), 01/25/2038	942,204	0.6
31,138	(6)	Fannie Mae REMIC Trust 2007-88 XI, 6.438%, (-1.000* US0001M + 6.540%), 06/25/2037	7,086	0.0
467,850	(6)	Fannie Mae REMIC Trust 2007-89 SB, 6.448%, (-1.000* US0001M + 6.550%), 09/25/2037	61,466	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
826,484	(6)	Fannie Mae REMIC Trust 2007-94 SG, 6.348%, (-1.000* US0001M + 6.450%), 10/25/2037	$165,989	0.1
248,774		Fannie Mae REMIC Trust 2010-109 SN, 24.504%, (-5.000* US0001M + 25.000%), 10/25/2040	647,668	0.4
34,081		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/2040	37,510	0.0
1,785,125	(6)	Fannie Mae REMIC Trust 2011-55 SK, 6.458%, (-1.000* US0001M + 6.560%), 06/25/2041	389,892	0.3
1,363,626	(6)	Fannie Mae REMIC Trust 2011-86 NS, 5.848%, (-1.000* US0001M + 5.950%), 09/25/2041	225,251	0.2
324,843	(6)	Fannie Mae REMIC Trust 2012-10 US, 6.348%, (-1.000* US0001M + 6.450%), 02/25/2042	55,159	0.0
635,061	(6)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/2042	89,658	0.1
1,669,355	(6)	Fannie Mae REMIC Trust 2012-133 PS, 6.098%, (-1.000* US0001M + 6.200%), 03/25/2042	130,511	0.1
Principal Amount†			Value	Percentage of Net Assets
1,330,063	(6)	Fannie Mae REMIC Trust 2012-144 SB, 5.998%, (-1.000* US0001M + 6.100%), 01/25/2043	$302,754	0.2
814,476	(6)	Fannie Mae REMIC Trust 2012-27 SB, 5.878%, (-1.000* US0001M + 5.980%), 11/25/2041	78,978	0.1
809,978	(6)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/2033	83,413	0.1
3,592,374	(6)	Fannie Mae REMICS 2012-138 DI, 3.000%, 12/25/2027	179,998	0.1
11,672,167	(6)	Fannie Mae REMICS 2019-15 SA, 5.898%, (-1.000* US0001M + 6.000%), 04/25/2049	2,125,722	1.3
16,601,784	(6)	Fannie Mae REMICS 2021-4 IN, 2.500%, 02/25/2051	2,220,598	1.4
4,097,625	(6)	Freddie Mac 3502 DL, 5.890%, (-1.000* US0001M + 6.000%), 01/15/2039	833,504	0.5
85,266		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/2022	86,593	0.1
6,550		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/2024	6,821	0.0
15,061		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/2026	16,357	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
4,425	(6)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/2028	$667	0.0
24,847	(6)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/2028	3,755	0.0
11,773		Freddie Mac REMIC Trust 2122 F, 0.560%, (US0001M + 0.450%), 02/15/2029	11,820	0.0
31,648	(6)	Freddie Mac REMIC Trust 2134 SB, 7.590%, (-1.000* US0001M + 7.700%), 03/15/2029	3,564	0.0
35,433	(6)	Freddie Mac REMIC Trust 2136 SG, 7.540%, (-1.000* US0001M + 7.650%), 03/15/2029	5,499	0.0
45,934	(6)	Freddie Mac REMIC Trust 2177 SB, 8.840%, (-1.000* US0001M + 8.950%), 08/15/2029	7,655	0.0
6,530		Freddie Mac REMIC Trust 2344 FP, 1.060%, (US0001M + 0.950%), 08/15/2031	6,687	0.0
2,791		Freddie Mac REMIC Trust 2412 GF, 1.060%, (US0001M + 0.950%), 02/15/2032	2,855	0.0
23,821		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/2032	27,730	0.0
Principal Amount†		Value	Percentage of Net Assets
3,509	Freddie Mac REMIC Trust 2464 FI, 1.110%, (US0001M + 1.000%), 02/15/2032	$3,588	0.0
3,599	Freddie Mac REMIC Trust 2470 LF, 1.110%, (US0001M + 1.000%), 02/15/2032	3,681	0.0
5,085	Freddie Mac REMIC Trust 2471 FD, 1.110%, (US0001M + 1.000%), 03/15/2032	5,199	0.0
4,134	Freddie Mac REMIC Trust 2504 FP, 0.610%, (US0001M + 0.500%), 03/15/2032	4,162	0.0
13,964	Freddie Mac REMIC Trust 2551 LF, 0.610%, (US0001M + 0.500%), 01/15/2033	14,168	0.0
12,124	Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/2023	12,415	0.0
177,460	Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/2034	199,606	0.1
153,423	Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/2034	170,817	0.1
34,864	Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667* US0001M + 44.667%), 05/15/2035	39,415	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
29,621	(6)	Freddie Mac REMIC Trust 3004 SB, 6.040%, (-1.000* US0001M + 6.150%), 07/15/2035	$3,692	0.0
7,167		Freddie Mac REMIC Trust 3025 SJ, 24.348%, (-3.667* US0001M + 24.750%), 08/15/2035	11,949	0.0
506,061	(6)	Freddie Mac REMIC Trust 3223 S, 5.840%, (-1.000* US0001M + 5.950%), 10/15/2036	77,725	0.1
1,375,219	(6)	Freddie Mac REMIC Trust 3505 SA, 5.890%, (-1.000* US0001M + 6.000%), 01/15/2039	261,375	0.2
1,246,674	(6)	Freddie Mac REMIC Trust 3702 S, 4.340%, (-1.000* US0001M + 4.450%), 05/15/2036	138,089	0.1
665,262	(6)	Freddie Mac REMIC Trust 3925 SD, 5.940%, (-1.000* US0001M + 6.050%), 07/15/2040	36,105	0.0
649,955	(6)	Freddie Mac REMIC Trust 4136 SW, 6.140%, (-1.000* US0001M + 6.250%), 11/15/2032	91,613	0.1
375,615	(6)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/2043	57,963	0.0
Principal Amount†			Value	Percentage of Net Assets
4,879,691	(6)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/2043	$686,083	0.4
7,963,026	(6)	Freddie Mac REMICS 3582 SL, 6.040%, (-1.000* US0001M + 6.150%), 10/15/2039	1,474,192	0.9
543,683	(6)	Freddie Mac Series 4120 IK, 3.000%, 10/15/2032	51,002	0.0
212,768	(1)	Freddie Mac STACR 2019-HQA3 M2, 1.953%, (US0001M + 1.850%), 09/25/2049	213,492	0.1
511,912	(1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.203%, (US0001M + 3.100%), 03/25/2050	518,406	0.3
260,254	(1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.153%, (US0001M + 2.050%), 07/25/2049	262,286	0.2
361,960	(1)	Freddie Mac Stacr Trust 2019-HQA1 M2, 2.453%, (US0001M + 2.350%), 02/25/2049	365,257	0.2
59,093		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.003%, (US0001M + 3.900%), 12/25/2027	59,407	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
234,200		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-HQA1 M3, 6.453%, (US0001M + 6.350%), 09/25/2028	$245,780	0.2
3,245	(2)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.661%, 10/25/2046	3,251	0.0
203,979		Ginnie Mae Series 2007-8 SP, 21.712%, (-3.242* US0001M + 22.048%), 03/20/2037	319,548	0.2
937,885	(6)	Ginnie Mae Series 2010-68 MS, 5.746%, (-1.000* US0001M + 5.850%), 06/20/2040	149,753	0.1
705,330	(6)	Ginnie Mae Series 2012-97 SC, 6.593%, (-1.000* US0001M + 6.700%), 07/16/2041	102,649	0.1
8,916,852	(6)	Ginnie Mae Series 2014-133 BS, 5.496%, (-1.000* US0001M + 5.600%), 09/20/2044	1,331,591	0.9
143,086		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.522%, (US0001M + 0.210%), 04/25/2036	141,841	0.1
Principal Amount†				Value	Percentage of Net Assets
24,701	(1	),(2)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	$24,751	0.0
19,902	(1	),(2)	GS Mortgage- Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	20,042	0.0
481,441	(1	),(2)	GS Mortgage- Backed Securities Corp. Trust 2020-PJ3 B1A, 3.431%, 10/25/2050	492,370	0.3
10,387	(2)		GSR Mortgage Loan Trust 2005-AR6 1A4, 2.749%, 09/25/2035	10,534	0.0
401,908			IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 0.522%, (US0001M + 0.420%), 04/25/2046	385,661	0.3
524,181	(2)		JP Morgan Mortgage Trust 2005-A4 B1, 2.445%, 07/25/2035	524,472	0.3
39,097	(2)		JP Morgan Mortgage Trust 2007-A1 7A1, 2.511%, 07/25/2035	39,793	0.0
264,551	(1	),(2)	JP Morgan Mortgage Trust 2017-3 B1, 3.773%, 08/25/2047	271,576	0.2
293,664	(1	),(2)	JP Morgan Mortgage Trust 2019-8 A5, 3.500%, 03/25/2050	296,006	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
62,210	(1	),(2)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	$63,200	0.1
20,194	(1	),(2)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	20,287	0.0
34,075	(1	),(2)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 03/25/2050	34,236	0.0
138,105			Lehman XS Trust Series 2005-5N 1A2, 0.462%, (US0001M + 0.360%), 11/25/2035	134,507	0.1
41,281	(2)		MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 2.619%, 04/25/2036	41,304	0.0
181,903	(1	),(2)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	180,486	0.1
1,518,793	(2	),(6)	RALI Series Trust 2006-QO1 X2, 2.185%, 02/25/2046	103,001	0.1
11,150	(1	),(2)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	11,238	0.0
3,675,595	(2	),(6)	WaMu Mortgage Pass- Through Certificates Series 2005-AR11 X, 1.800%, 08/25/2045	141,266	0.1
Principal Amount†				Value	Percentage of Net Assets
25,843	(2)		WaMu Mortgage Pass- Through Certificates Series 2006-AR12 1A1, 2.956%, 10/25/2036	$26,038	0.0
84,653	(2)		WaMu Mortgage Pass- Through Certificates Series 2006-AR8 1A4, 2.847%, 08/25/2046	84,648	0.1
185,550	(2)		WaMu Mortgage Pass- Through Certificates Series 2007-HY2 1A1, 2.991%, 12/25/2036	186,316	0.1
55,971	(2)		WaMu Mortgage Pass- Through Certificates Series 2007-HY4 1A1, 2.737%, 04/25/2037	55,817	0.0
51,340			Wells Fargo Alternative Loan 2007-PA2 2A1, 0.533%, (US0001M + 0.430%), 06/25/2037	41,302	0.0
114,700	(1	),(2)	WinWater Mortgage Loan Trust 2015-5 B4, 3.774%, 08/20/2045	113,778	0.1
			Total Collateralized Mortgage Obligations (Cost $21,796,318)	23,018,983	14.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
SOVEREIGN BONDS: 12.6%
			Australia: 0.2%
AUD	558,000	(1)	Queensland Treasury Corp., 1.750%, 07/20/2034	$384,703	0.2
			Canada: 0.3%
CAD	500,000		Canadian Government Bond, 2.000%, 12/01/2051	425,713	0.3
			China: 6.6%
CNY	13,660,000		China Government Bond, 2.850%, 06/04/2027	2,165,126	1.4
CNY	6,880,000		China Government Bond, 3.250%, 06/06/2026	1,108,749	0.7
CNY	29,640,000		China Government Bond, 3.250%, 11/22/2028	4,774,370	3.0
CNY	12,880,000		China Government Bond, 3.290%, 05/23/2029	2,077,731	1.3
CNY	1,780,000		China Government Bond, 4.080%, 10/22/2048	312,298	0.2
				10,438,274	6.6
			Germany: 0.3%
EUR	120,000		Bundesrepublik Deutschland Bundesanleihe, -0.500%, 08/15/2026	139,803	0.1
EUR	30,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	36,090	0.0
EUR	200,000		Bundesrepublik Deutschland Bundesanleihe, 1.250%, 08/15/2048	295,114	0.2
Principal Amount†				Value	Percentage of Net Assets
EUR	10,000		Bundesrepublik Deutschland Bundesanleihe, 2.000%, 08/15/2023	$11,893	0.0
				482,900	0.3
			Indonesia: 0.3%
IDR	6,452,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	511,090	0.3
			Italy: 0.9%
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	701,411	0.4
EUR	438,000	(1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	709,535	0.5
				1,410,946	0.9
			Malaysia: 1.2%
MYR	7,864,000		Malaysia Government Bond, 3.828%, 07/05/2034	1,879,860	1.2
			Portugal: 1.0%
EUR	1,135,000	(1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	1,537,967	1.0
			Spain: 1.5%
EUR	870,000	(1)	Spain Government Bond, 1.450%, 04/30/2029	1,078,896	0.7
EUR	908,000	(1)	Spain Government Bond, 2.700%, 10/31/2048	1,358,987	0.8
				2,437,883	1.5

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Thailand: 0.3%
THB	17,994,000		Thailand Government Bond, 2.875%, 12/17/2028	$580,396	0.3
			Total Sovereign Bonds (Cost $18,656,773)	20,089,732	12.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.9%
			Federal Home Loan Mortgage Corporation: 0.5%(7)
	394,313		3.500%, 01/01/2048	420,895	0.3
	93,560		4.000%, 09/01/2045	101,548	0.1
	57,754		4.000%, 09/01/2045	63,135	0.0
	46,183		4.000%, 09/01/2045	50,049	0.0
	39,545		4.000%, 09/01/2045	43,072	0.0
	65,123		4.000%, 05/01/2046	70,560	0.1
	6,104		5.000%, 12/01/2034	6,733	0.0
	15,704		6.000%, 02/01/2034	17,838	0.0
	38		6.500%, 02/01/2022	39	0.0
	366		6.500%, 09/01/2022	370	0.0
	1,546		6.500%, 08/01/2032	1,755	0.0
	5,509		6.500%, 07/01/2034	6,085	0.0
	2,158		6.500%, 07/01/2034	2,382	0.0
				784,461	0.5
			Federal National Mortgage Association: 0.0%(7)
	50,572		2.107%, (US0012M + 1.777%), 10/01/2036	53,375	0.0
			Government National Mortgage Association: 3.5%
	2,103,000	(8)	2.500%, 01/15/2052	2,153,765	1.4
	3,205,000	(8)	3.000%, 01/15/2052	3,316,312	2.1
	19,094		5.000%, 04/15/2034	21,909	0.0
Principal Amount†				Value	Percentage of Net Assets
8,915			6.500%, 02/20/2035	$10,357	0.0
				5,502,343	3.5
			Uniform Mortgage-Backed Securities: 5.9%
3,615,000	(8)		2.000%, 02/15/2052	3,596,095	2.3
2,475,000	(8)		2.500%, 02/15/2052	2,519,001	1.6
38,242			2.500%, 06/01/2030	39,730	0.0
28,535			2.500%, 06/01/2030	29,646	0.0
16,998			2.500%, 07/01/2030	17,661	0.0
1,900,000	(8)		3.500%, 02/15/2052	1,997,504	1.3
43,468			4.000%, 05/01/2045	47,269	0.0
783,521			4.000%, 04/01/2049	845,518	0.6
45,095			5.000%, 06/01/2041	50,957	0.0
5,510			5.500%, 09/01/2024	6,031	0.0
40,161			6.000%, 11/01/2034	45,581	0.0
67,178			6.000%, 04/01/2035	76,339	0.1
28,283			6.500%, 12/01/2029	31,232	0.0
12,497			6.500%, 01/01/2034	13,940	0.0
210			7.000%, 04/01/2033	233	0.0
10,806			7.500%, 09/01/2032	12,410	0.0
22,590			7.500%, 01/01/2033	25,751	0.0
				9,354,898	5.9
			Total U.S. Government Agency Obligations (Cost $15,641,013)	15,695,077	9.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.7%
			United States: 10.7%
6,717,865	(2	),(6)	BANK 2017-BNK5 XA, 1.044%, 06/15/2060	260,876	0.2
900,000	(1	),(2)	BANK 2017-BNK6 E, 2.645%, 07/15/2060	529,601	0.3
1,948,000	(1	),(2),(6)	BANK 2017-BNK6 XE, 1.500%, 07/15/2060	138,841	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
968,471	(2	),(6)	BANK 2019-BNK16 XA, 0.946%, 02/15/2052	$53,535	0.0
9,404,694	(2	),(6)	BANK 2019-BNK21 XA, 0.869%, 10/17/2052	519,949	0.3
8,020,000	(1	),(2),(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/2033	169,328	0.1
210,000	(1)		Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	195,172	0.1
1,187,278	(2	),(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.039%, 03/15/2052	74,098	0.0
180,000	(1)		Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 07/15/2053	180,492	0.1
2,984,572	(2	),(6)	Benchmark 2020-B18 XA Mortgage Trust, 1.792%, 07/15/2053	308,435	0.2
270,000	(1	),(2)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	268,590	0.2
1,643,635	(2	),(6)	CD 2016-CD1 Mortgage Trust XA, 1.389%, 08/10/2049	84,159	0.0
7,900,000	(2	),(6)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.838%, 08/10/2049	289,331	0.2
3,054,789	(2	),(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.082%, 10/12/2050	132,595	0.1
Principal Amount†				Value	Percentage of Net Assets
8,772,398	(1	),(2),(6)	COMM 2012-LTRT XA, 0.839%, 10/05/2030	$18,409	0.0
110,000	(1	),(2)	COMM 2013-CR10 E Mortgage Trust, 4.900%, 08/10/2046	107,170	0.1
10,497,417	(2	),(6)	COMM 2014-CR16 XA, 0.950%, 04/10/2047	193,839	0.1
570,000	(2)		COMM 2016-COR1 C, 4.333%, 10/10/2049	599,542	0.4
4,024,967	(2	),(6)	COMM 2016-CR28 XA, 0.712%, 02/10/2049	89,653	0.1
200,000	(2)		CSAIL 2015-C2 C Commercial Mortgage Trust, 4.187%, 06/15/2057	191,614	0.1
500,000			CSAIL Commercial Mortgage Trust 2021-C20 A3, 2.805%, 03/15/2054	520,881	0.3
249,564	(1	),(3)	DBUBS 2011-LC2A F Mortgage Trust, 3.749%, (US0001M + 3.650%), 07/10/2044	233,155	0.2
290,000	(1	),(2)	DBJPM 16-C3 Mortgage Trust, 3.484%, 08/10/2049	245,454	0.1
270,000	(1	),(2)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	265,952	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
7,000,000	(2	),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.788%, 12/25/2041	$190,352	0.1
4,083,963	(2	),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K122 X1, 0.883%, 11/25/2030	273,117	0.2
2,097,425	(2	),(6)	Freddie Mac Multifamily Structured Pass Through Certificates K-1517 X1, 1.331%, 07/25/2035	296,677	0.2
2,109,000	(6)		Freddie Mac Multifamily Structured Pass Through Certificates KL06 XFX, 1.364%, 12/25/2029	182,302	0.1
543,000	(1	),(9)	FREMF 2016-K60 D Mortgage Trust, 0.000%, 12/25/2049	404,376	0.2
6,950,483	(1	),(6)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/2044	7	0.0
1,819,100	(1	),(3)	GAM 2021-WF1 A LLC, 5.250%, 12/30/2026	1,819,100	1.1
152,000	(1)		GAM RE- REMIC TR 2021-FFR2 BK44, 2.071%, 10/27/2028	146,245	0.1
Principal Amount†				Value	Percentage of Net Assets
171,000	(1)		GAM RE- REMIC TR 2021-FFR2 BK78, 2.435%, 10/27/2028	$156,074	0.1
130,000	(1	),(9)	GAM RE- REMIC TR 2021-FFR2 C730, 0.000%, 10/27/2028	116,824	0.1
159,000	(1	),(9)	GAM RE- REMIC TR 2021-FFR2 CK44, 0.000%, 10/27/2028	139,678	0.1
129,000	(1)		GAM RE- REMIC TR 2021-FFR2 CK49, 1.079%, 10/27/2028	118,998	0.1
109,000	(1	),(9)	GAM RE- REMIC TR 2021-FFR2 CK78, 0.000%, 10/27/2028	78,977	0.0
130,000	(1	),(9)	GAM RE- REMIC TR 2021-FFR2 D730, 0.000%, 10/27/2028	113,344	0.1
129,000	(1	),(9)	GAM RE- REMIC TR 2021-FFR2 DK49, 0.000%, 10/27/2028	110,280	0.1
143,000	(1	),(2)	Grace Trust 2020-GRCE E, 2.680%, 12/10/2040	128,206	0.1
500,000	(1)		Great Wolf Trust 2019- WOLF E, 2.842%, (US0001M + 2.732%), 12/15/2036	486,206	0.3
180,000	(1)		GS Mortgage Securities Trust 2013- GC16 G, 3.500%, 11/10/2046	109,925	0.1

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
3,705,145	(2	),(6)	GS Mortgage Securities Trust 2013- GC16 XA, 1.009%, 11/10/2046	$54,988	0.0
2,270,631	(2	),(6)	GS Mortgage Securities Trust 2017- GS6 XA, 1.019%, 05/10/2050	111,604	0.1
410,000	(1	),(2)	GS Mortgage Securities Trust 2019- GC40 DBD, 3.550%, 07/10/2052	409,628	0.3
310,000	(1	),(2)	GS Mortgage Securities Trust 2019- GC40 DBE, 3.550%, 07/10/2052	304,204	0.2
5,126,786	(2	),(6)	GS Mortgage Securities Trust 2019- GC42 XA, 0.808%, 09/01/2052	264,696	0.2
861,229	(2	),(6)	GS Mortgage Securities Trust 2020- GC47 XA, 1.131%, 05/12/2053	68,789	0.0
1,740,000	(1	),(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2011- C5 E, 4.000%, 08/15/2046	1,434,526	0.9
2,017,529	(2	),(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012- CIBX XA, 0.863%, 06/15/2045	2,410	0.0
269,944	(1)		JP Morgan Chase Commercial Mortgage Securities Trust 2014- C20 A4A2, 3.538%, 07/15/2047	274,692	0.2
Principal Amount†				Value	Percentage of Net Assets
140,000	(1	),(2)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.166%, 04/20/2048	$139,365	0.1
2,535,230	(1	),(2),(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.857%, 03/10/2050	59,639	0.0
1,090,000	(1	),(2)	Morgan Stanley Bank of America Merrill Lynch Trust 2012- C6 E, 4.598%, 11/15/2045	1,050,844	0.7
18,750,000	(1	),(2),(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.433%, 12/15/2047	242,406	0.1
1,708,271	(2	),(6)	Morgan Stanley Capital I Trust 2021-L5 XA, 1.300%, 05/15/2054	158,408	0.1
700,000	(1)		SFO Commercial Mortgage Trust 2021-555 C, 1.910%, (US0001M + 1.800%), 05/15/2038	701,765	0.4
6,647,496	(2	),(6)	UBS Commercial Mortgage Trust 2018-C9 XA, 0.874%, 03/15/2051	302,988	0.2
2,226,080	(1	),(2),(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.763%, 08/15/2045	7,567	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
550,000	(1	),(2)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.239%, 03/15/2045	$460,099	0.3
330,000	(1	),(2)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.960%, 06/15/2046	274,094	0.2
8,494,586	(2	),(6)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.005%, 03/15/2047	134,269	0.1
			Total Commercial Mortgage- Backed Securities (Cost $17,293,521)	16,998,340	10.7
ASSET-BACKED SECURITIES: 9.6%
			United States: 9.6%
700,000	(1)		AGL CLO 11 Ltd. 2021-11A AJ, 1.474%, (US0003M + 1.350%), 04/15/2034	700,269	0.4
600,000	(1)		Allegro CLO IV Ltd. 2016-1A CR2, 2.124%, (US0003M + 2.000%), 01/15/2030	600,009	0.4
500,000	(1)		AMMC CLO 16 Ltd. 2015-16A CR2, 2.077%, (US0003M + 1.950%), 04/14/2029	495,816	0.3
350,000	(1)		Ares XXVIIIR CLO Ltd. 2018-28RA A2, 1.522%, (US0003M + 1.400%), 10/17/2030	350,029	0.2
Principal Amount†			Value	Percentage of Net Assets
500,000	(1)	Barings Clo Ltd. 2019-4A C, 2.924%, (US0003M + 2.800%), 01/15/2033	$500,106	0.3
412,500	(1)	BlueMountain CLO 2013-2A CR, 2.078%, (US0003M + 1.950%), 10/22/2030	408,365	0.3
250,000	(1)	BlueMountain CLO Ltd. 2021-28A C, 2.124%, (US0003M + 2.000%), 04/15/2034	248,138	0.2
250,000	(1)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 1.524%, (US0003M + 1.400%), 04/19/2034	250,097	0.2
300,000	(1)	BlueMountain Fuji US Clo I Ltd. 2017-1A CR, 2.382%, (US0003M + 2.250%), 07/20/2029	299,016	0.2
1,000,000	(1)	Carlyle Global Market Strategies CLO 2016-1 Ltd. 2016-1A A1R2, 1.272%, (US0003M + 1.140%), 04/20/2034	998,366	0.6
250,000	(1)	Carlyle US Clo 2017-2A CR Ltd., 1.534%, (US0003M + 1.400%), 07/20/2031	250,002	0.2
250,000	(1)	Cedar Funding VIII Clo Ltd. 2017-8A A2R, 1.572%, (US0003M + 1.450%), 10/17/2034	249,644	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
400,000	(1)	CIFC Funding 2013-IA BR Ltd., 2.522%, (US0003M + 2.400%), 07/16/2030	$400,296	0.2
500,000	(1)	CIFC Funding 2020-2A AR Ltd., 1.308%, (US0003M + 1.170%), 10/20/2034	500,272	0.3
229,387	(2)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.818%, 03/25/2036	137,182	0.1
400,000	(1)	Clear Creek CLO 2015-1A CR, 2.082%, (US0003M + 1.950%), 10/20/2030	398,941	0.2
650,000	(1)	Elevation CLO 2014-2A A1R Ltd., 1.354%, (US0003M + 1.230%), 10/15/2029	649,786	0.4
500,000	(1)	Galaxy XV CLO Ltd. 2013-15A CRR, 1.974%, (US0003M + 1.850%), 10/15/2030	499,496	0.3
400,000	(1)	Galaxy XXI CLO Ltd. 2015-21A CR, 1.882%, (US0003M + 1.750%), 04/20/2031	394,223	0.2
500,000	(1)	Jay Park CLO Ltd. 2016-1A BR, 2.132%, (US0003M + 2.000%), 10/20/2027	499,631	0.3
Principal Amount†				Value	Percentage of Net Assets
250,000	(1)		Madison Park Funding XXVII Ltd. 2018-27A B, 1.932%, (US0003M + 1.800%), 04/20/2030	$247,257	0.2
400,000	(1)		Madison Park Funding XXXI Ltd. 2018-31A C, 2.274%, (US0003M + 2.150%), 01/23/2031	400,019	0.2
250,000	(1)		Marble Point CLO XIV Ltd. 2018-2A A1R, 1.412%, (US0003M + 1.280%), 01/20/2032	250,111	0.2
200,000	(1	),(2)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	206,409	0.1
250,000	(1)		Oak Hill Credit Partners 2021-8A C, 2.022%, (US0003M + 1.900%), 01/18/2034	247,272	0.2
500,000	(1)		OCP CLO 2014-5 A BR Ltd., 1.925%, (US0003M + 1.800%), 04/26/2031	495,279	0.3
250,000	(1)		Octagon Investment Partners 30 Ltd. 2017-1A BR, 2.082%, (US0003M + 1.950%), 03/17/2030	248,822	0.2
550,000	(1)		Octagon Investment Partners 31 Ltd. 2017-1A CR, 2.182%, (US0003M + 2.050%), 07/20/2030	548,968	0.3

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
350,000	(1)	Octagon Investment Partners 32 Ltd. 2017-1A A2R, 1.324%, (US0003M + 1.200%), 07/15/2029	$350,001	0.2
1,200,000	(1)	Palmer Square CLO Ltd. 2021-2A A, 1.274%, (US0003M + 1.150%), 07/15/2034	1,200,182	0.8
440,000	(1)	Shackleton 2019-15A CR CLO Ltd., 2.274%, (US0003M + 2.150%), 01/15/2032	437,699	0.3
400,000	(1)	Sound Point Clo XIV Ltd. 2016-3A CR, 2.174%, (US0003M + 2.050%), 01/23/2029	398,773	0.2
400,000	(1)	Sound Point Clo XV Ltd. 2017-1A CR, 2.174%, (US0003M + 2.050%), 01/23/2029	398,744	0.2
250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 2.122%, (US0003M + 2.000%), 10/18/2030	248,225	0.2
800,000	(1)	THL Credit Wind River 2019-1A AR CLO Ltd., 1.292%, (US0003M + 1.160%), 07/20/2034	799,998	0.5
		Total Asset- Backed Securities (Cost $15,280,354)	15,307,443	9.6
Principal Amount†				Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 0.5%
			U.S. Treasury Bonds: 0.5%
	1,000		1.250%, 05/15/2050	$849	0.0
	201,900		1.375%, 11/15/2031	199,408	0.1
	1,700		1.625%, 11/15/2050	1,584	0.0
	240,000		2.000%, 08/15/2051	244,725	0.2
	296,000		2.000%, 11/15/2041	299,469	0.2
				746,035	0.5
			U.S. Treasury Notes: 0.0%
	1,000		0.125%, 10/15/2023	990	0.0
	3,600	(5)	0.500%, 11/30/2023	3,586	0.0
	32,000		0.750%, 12/31/2023	32,009	0.0
	5,000	(5)	1.250%, 11/30/2026	4,998	0.0
	49,200		1.250%, 12/31/2026	49,154	0.0
	1,000		1.250%, 09/30/2028	989	0.0
				91,726	0.0
			Total U.S. Treasury Obligations (Cost $847,550)	837,761	0.5
STRUCTURED NOTES: —%
			Russia: —%
RUB	3,719,550	(3)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/2034	—	—
			Total Structured Notes (Cost $133,678)	—	—

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
COMMON STOCK: 0.1%
			United States: 0.1%
2,149	(3	),(5),(10)	American Media, Inc.	$—	—
18	(10)		Ingevity Corp.	1,291	0.0
4,988			Resolute Forest Products, Inc.	76,167	0.1
120			WestRock Co.	5,323	0.0
			Total Common Stock (Cost $131,025)	82,781	0.1
MUTUAL FUNDS: 24.9%
			United States: 24.9%
786,220			Voya Emerging Markets Corporate Debt Fund - Class P	7,767,851	4.9
1,444,986			Voya Emerging Markets Hard Currency Debt Fund - Class P	13,553,973	8.5
1,154,408			Voya Emerging Markets Local Currency Debt Fund - Class P	7,099,609	4.5
1,392,484			Voya High Yield Bond Fund - Class P	11,181,648	7.0
			Total Mutual Funds (Cost $41,399,129)	39,603,081	24.9
PURCHASED OPTIONS(11): 0.0%
			Total Purchased Options (Cost $68,817)	37,770	0.0
			Total Long-Term Investments (Cost $166,511,529)	167,984,158	105.7
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
		Repurchase Agreements: 0.1%
132,120	(12)	Barclays Capital, Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $132,121, collateralized by various U.S. Government Securities, 0.125%- 1.000%, Market Value plus accrued interest $134,763, due 07/15/30- 02/15/46) (Cost $132,120)	$132,120	0.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
1,481,000	(13)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $1,481,000)	$1,481,000	0.9
		Total Short-Term Investments (Cost $1,613,120)	1,613,120	1.0
		Total Investments in Securities (Cost $168,124,649)	$169,597,278	106.7
		Liabilities in Excess of Other Assets	(10,717,430)	(6.7)
		Net Assets	$158,879,848	100.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Defaulted security.

(5)  Security, or a portion of the security, is on loan.

(6)  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)  Represents or includes a TBA transaction.

(9)  Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.

(10)  Non-income producing security.

(11)  The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(12)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(13)  Rate shown is the 7-day yield as of December 31, 2021.

Currency Abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

CNY  Chinese Yuan

EUR  EU Euro

IDR  Indonesian Rupiah

MXN  Mexican Peso

MYR  Malaysian Ringgit

RUB  Russian Ruble

THB  Thai Baht

ZAR  South African Rand

Reference Rate Abbreviations:

US0001M  1-month LIBOR

US0003M  3-month LIBOR

US0012M  12-month LIBOR

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	24.9%
Collateralized Mortgage Obligations	14.5
Sovereign Bonds	12.6
Commercial Mortgage-Backed Securities	10.7
Other Asset-Backed Securities	9.6
Financial	8.3
Uniform Mortgage-Backed Securities	5.9
Consumer, Non-cyclical	4.1
U.S. Government Agency Obligations	4.0
Utilities	2.9
Energy	2.5
Communications	1.9
Technology	1.2
Industrial	1.0
Consumer, Cyclical	0.7
U.S. Treasury Obligations	0.5
Basic Materials	0.3
Materials	0.1
Purchased Options	0.0
Communication Services	0.0
Structured Notes	0.0
Short-Term Investments	1.0
Liabilities in Excess of Other Assets	(6.7)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
United States	$82,781	$—	$—	$82,781
Total Common Stock	82,781	—	—	82,781
Mutual Funds	39,603,081	—	—	39,603,081
Purchased Options	—	37,770	—	37,770
Corporate Bonds/Notes	—	36,311,332	1,858	36,313,190
Collateralized Mortgage Obligations	—	23,018,983	—	23,018,983
Asset-Backed Securities	—	15,307,443	—	15,307,443
U.S. Government Agency Obligations	—	15,695,077	—	15,695,077
Commercial Mortgage-Backed Securities	—	14,946,085	2,052,255	16,998,340
Sovereign Bonds	—	20,089,732	—	20,089,732
U.S. Treasury Obligations	—	837,761	—	837,761
Structured Notes	—	—	—	—
Short-Term Investments	1,481,000	132,120	—	1,613,120
Total Investments, at fair value	$41,166,862	$126,376,303	$2,054,113	$169,597,278

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Other Financial Instruments+
Centrally Cleared Swaps	$—	$820,323	$—	$820,323
Forward Foreign Currency Contracts	—	1,666,480	—	1,666,480
Futures	96,423	—	—	96,423
OTC Swaps	—	15,675	—	15,675
Total Assets	$41,263,285	$128,878,781	$2,054,113	$172,196,179
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,599,381)	$—	$(1,599,381)
Forward Foreign Currency Contracts	—	(1,883,321)	—	(1,883,321)
Futures	(459,465)	—	—	(459,465)
OTC Swaps	—	(207,010)	—	(207,010)
Volatility Swaps	—	(14,193)	—	(14,193)
Written Options	—	(29,730)	—	(29,730)
Total Liabilities	$(459,465)	$(3,733,635)	$—	$(4,193,100)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/20	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/21	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$7,704,709	$518,278	$—	$(455,136)	$7,767,851	$354,563	$—	$163,877
Voya Emerging Markets Hard Currency Debt Fund - Class P	13,865,056	682,345	—	(993,428)	13,553,973	682,486	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	7,896,804	293,221	—	(1,090,416)	7,099,609	293,221	—	—
Voya High Yield Bond Fund - Class P	10,589,498	613,521	—	(21,371)	11,181,648	613,522	—	—
	$40,056,067	$2,107,365	$—	$(2,560,351)	$39,603,081	$1,943,792	$—	$163,877

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2021, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,822,120	MYR	7,721,050	Barclays Bank PLC	01/21/22	$(31,771)
USD	143,235	CLP	121,399,057	Barclays Bank PLC	02/04/22	1,373
USD	3,649,781	SEK	33,317,526	BNP Paribas	01/14/22	(37,627)
USD	2,953,488	AUD	4,150,431	BNP Paribas	01/14/22	(66,252)
GBP	1,220,926	USD	1,640,996	BNP Paribas	01/14/22	11,547
CHF	3,999,443	USD	4,394,172	BNP Paribas	01/14/22	(3,810)
CAD	629,241	USD	491,871	BNP Paribas	01/14/22	5,568
USD	4,476,972	CHF	4,116,135	BNP Paribas	01/14/22	(41,486)
USD	4,339,168	JPY	492,377,892	BNP Paribas	01/14/22	58,390
GBP	398,591	USD	531,291	BNP Paribas	01/14/22	8,208
USD	4,678,367	EUR	4,129,808	BNP Paribas	01/14/22	(24,395)
NZD	1,922,225	USD	1,305,752	BNP Paribas	01/14/22	10,603
USD	2,937,352	SEK	26,522,966	BNP Paribas	01/14/22	1,929

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,399,806	USD	1,001,068	BNP Paribas	01/14/22	$17,392
EUR	26,727,448	USD	30,367,325	BNP Paribas	01/14/22	68,184
AUD	1,994,608	USD	1,420,261	BNP Paribas	01/14/22	30,961
SEK	26,914,555	USD	2,944,401	BNP Paribas	01/14/22	34,360
USD	940,587	CAD	1,194,311	BNP Paribas	01/14/22	(3,559)
NZD	3,189,543	USD	2,171,919	BNP Paribas	01/14/22	12,305
CHF	4,084,114	USD	4,458,773	BNP Paribas	01/14/22	24,535
USD	1,554,496	AUD	2,184,569	BNP Paribas	01/14/22	(34,937)
USD	1,310,812	NOK	11,808,909	BNP Paribas	01/14/22	(29,867)
CAD	2,783,361	USD	2,166,698	BNP Paribas	01/14/22	33,652
USD	4,469,784	CAD	5,652,476	BNP Paribas	01/14/22	1,294
GBP	1,354,730	USD	1,793,460	BNP Paribas	01/14/22	40,189
EUR	2,747,309	USD	3,122,009	BNP Paribas	01/14/22	6,452
AUD	3,266,757	USD	2,346,014	BNP Paribas	01/14/22	30,788
USD	8,000,509	EUR	7,078,729	BNP Paribas	01/14/22	(60,295)
GBP	726,591	USD	963,067	BNP Paribas	01/14/22	20,385
EUR	2,258,922	USD	2,560,850	BNP Paribas	01/14/22	11,467
GBP	8,790,855	USD	11,718,693	BNP Paribas	01/14/22	179,868
KRW	2,244,175,069	USD	1,885,182	BNP Paribas	01/21/22	1,359
HKD	379,429	USD	48,632	BNP Paribas	01/21/22	29
CNY	3,921,496	USD	612,533	BNP Paribas	01/21/22	2,719
USD	539,027	NOK	4,906,477	Brown Brothers Harriman & Co.	01/14/22	(18,010)
SEK	17,377,136	USD	1,919,727	Brown Brothers Harriman & Co.	01/14/22	3,483
USD	319,518	EUR	282,584	Brown Brothers Harriman & Co.	01/14/22	(2,270)
NOK	10,487,968	USD	1,153,248	Brown Brothers Harriman & Co.	01/14/22	37,463
JPY	1,744,523	USD	15,250	Brown Brothers Harriman & Co.	01/14/22	(83)
USD	709,113	SEK	6,436,347	Citibank N.A.	01/14/22	(3,228)
USD	3,862,889	CHF	3,567,668	Citibank N.A.	01/14/22	(53,494)
CHF	3,546,656	USD	3,860,684	Citibank N.A.	01/14/22	32,633
JPY	530,469,958	USD	4,675,577	Citibank N.A.	01/14/22	(63,624)
SEK	9,662,206	USD	1,070,854	Citibank N.A.	01/14/22	(1,492)
USD	2,217,867	GBP	1,662,238	Citibank N.A.	01/14/22	(31,999)
CAD	4,805,052	USD	3,747,447	Citibank N.A.	01/14/22	51,123
USD	626,548	SEK	5,706,330	Citibank N.A.	01/14/22	(4,999)
USD	2,928,581	NZD	4,298,974	Citibank N.A.	01/14/22	(15,390)
USD	787,274	IDR	11,336,669,763	Citibank N.A.	01/21/22	(8,900)
USD	221,259	PEN	901,961	Citibank N.A.	02/04/22	(4,389)
DKK	3,145,127	USD	480,454	Deutsche Bank AG	01/14/22	1,142
GBP	178,467	USD	236,399	Deutsche Bank AG	01/14/22	5,160
EUR	624,847	USD	706,868	Deutsche Bank AG	01/14/22	4,668
JPY	246,264	USD	2,170	Deutsche Bank AG	01/14/22	(29)
USD	649,135	EUR	575,245	Deutsche Bank AG	01/14/22	(5,917)
AUD	466,188	USD	332,772	Goldman Sachs International	01/14/22	6,414
USD	2,252,826	NOK	19,815,185	Goldman Sachs International	01/14/22	3,186
NOK	2,789,949	USD	308,919	Goldman Sachs International	01/14/22	7,827
AUD	3,389,529	USD	2,453,141	Goldman Sachs International	01/14/22	12,987
USD	217,547	EUR	191,863	Goldman Sachs International	01/14/22	(934)
USD	2,941,234	SEK	26,817,397	Goldman Sachs International	01/14/22	(26,775)
USD	602,952	NZD	884,823	Goldman Sachs International	01/14/22	(2,982)
USD	2,242,547	EUR	1,990,709	Goldman Sachs International	01/14/22	(24,345)
NZD	1,956,142	USD	1,335,594	Goldman Sachs International	01/14/22	(8,904)
NOK	2,937,184	USD	324,037	Goldman Sachs International	01/14/22	9,425
NOK	25,677,388	USD	2,851,792	Goldman Sachs International	01/14/22	63,392
EUR	534,520	USD	604,811	Goldman Sachs International	01/14/22	3,866
NOK	3,554,864	USD	400,347	Goldman Sachs International	01/14/22	3,241
USD	578,240	GBP	437,262	Goldman Sachs International	01/14/22	(13,601)
USD	1,974,179	GBP	1,487,755	Goldman Sachs International	01/14/22	(39,521)
CHF	1,377,823	USD	1,492,335	Goldman Sachs International	01/14/22	20,161
GBP	1,075,161	USD	1,431,744	Goldman Sachs International	01/14/22	23,504
USD	115,729	RON	509,854	Goldman Sachs International	01/21/22	(1,397)
USD	310,423	RUB	23,348,652	Goldman Sachs International	01/21/22	(73)
USD	179,809	COP	703,004,542	Goldman Sachs International	02/04/22	7,574
USD	245,056	MXN	5,176,878	Goldman Sachs International	02/04/22	(6,419)
USD	225,569	PLN	941,843	HSBC Bank USA N.A.	01/21/22	(7,912)
USD	19,136	PHP	966,184	HSBC Bank USA N.A.	01/21/22	290
SGD	537,066	USD	392,093	HSBC Bank USA N.A.	01/21/22	6,397
JPY	40,612,425	USD	357,528	JPMorgan Chase Bank N.A.	01/14/22	(4,439)
GBP	1,190,155	USD	1,596,750	JPMorgan Chase Bank N.A.	01/14/22	14,143
USD	4,874	JPY	554,691	JPMorgan Chase Bank N.A.	01/14/22	51
ILS	792,296	USD	251,169	JPMorgan Chase Bank N.A.	01/21/22	3,692

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,185,748	NZD	3,235,963	Morgan Stanley Capital Services LLC	01/14/22	$(30,266)
AUD	2,574,780	USD	1,826,836	Morgan Stanley Capital Services LLC	01/14/22	46,503
AUD	4,567,032	USD	3,267,635	Morgan Stanley Capital Services LLC	01/14/22	55,212
NZD	905,768	USD	611,790	Morgan Stanley Capital Services LLC	01/14/22	8,487
USD	3,925,436	CHF	3,625,044	Morgan Stanley Capital Services LLC	01/14/22	(53,931)
USD	2,262,383	NOK	20,456,125	Morgan Stanley Capital Services LLC	01/14/22	(60,025)
EUR	2,470,741	USD	2,793,259	Morgan Stanley Capital Services LLC	01/14/22	20,263
USD	2,845,567	EUR	2,525,218	Morgan Stanley Capital Services LLC	01/14/22	(29,990)
USD	1,739,068	NOK	15,628,203	Morgan Stanley Capital Services LLC	01/14/22	(35,220)
EUR	3,554,082	USD	4,017,392	Morgan Stanley Capital Services LLC	01/14/22	29,770
NOK	20,306,348	USD	2,268,353	Morgan Stanley Capital Services LLC	01/14/22	37,050
NZD	2,246,914	USD	1,525,349	Morgan Stanley Capital Services LLC	01/14/22	13,356
NOK	19,256,450	USD	2,139,491	Morgan Stanley Capital Services LLC	01/14/22	46,716
CAD	1,281,550	USD	995,247	Morgan Stanley Capital Services LLC	01/14/22	17,865
USD	3,958,451	GBP	2,983,156	Morgan Stanley Capital Services LLC	01/14/22	(79,298)
USD	348,542	NOK	3,098,664	Morgan Stanley Capital Services LLC	01/14/22	(3,253)
SEK	12,041,583	USD	1,333,062	Morgan Stanley Capital Services LLC	01/14/22	(362)
USD	4,624,311	JPY	525,566,824	Morgan Stanley Capital Services LLC	01/14/22	54,986
USD	918,502	AUD	1,280,592	Morgan Stanley Capital Services LLC	01/14/22	(13,222)
JPY	75,927,139	USD	669,205	Morgan Stanley Capital Services LLC	01/14/22	(9,088)
SEK	10,199,674	USD	1,126,199	Morgan Stanley Capital Services LLC	01/14/22	2,647
CAD	5,000	USD	3,891	Morgan Stanley Capital Services LLC	01/14/22	62
USD	993,755	CHF	918,349	Morgan Stanley Capital Services LLC	01/14/22	(14,356)
USD	974,795	CAD	1,260,356	Morgan Stanley Capital Services LLC	01/14/22	(21,562)
AUD	2,092,809	USD	1,517,381	Morgan Stanley Capital Services LLC	01/14/22	5,290
GBP	2,493,901	USD	3,299,455	Morgan Stanley Capital Services LLC	01/14/22	76,078
USD	326,165	SEK	2,962,514	Morgan Stanley Capital Services LLC	01/14/22	(1,711)
USD	3,226,304	CAD	4,129,202	Morgan Stanley Capital Services LLC	01/14/22	(37,982)
EUR	5,581,881	USD	6,296,605	Morgan Stanley Capital Services LLC	01/14/22	59,685
USD	446,292	CAD	570,456	Morgan Stanley Capital Services LLC	01/14/22	(4,674)
USD	276,744	NOK	2,444,063	Morgan Stanley Capital Services LLC	01/14/22	(733)
USD	1,072,794	JPY	121,854,915	Morgan Stanley Capital Services LLC	01/14/22	13,376
NOK	6,063,091	USD	666,622	Morgan Stanley Capital Services LLC	01/14/22	21,728
USD	894,501	AUD	1,234,420	Morgan Stanley Capital Services LLC	01/14/22	(3,629)
USD	2,838,920	EUR	2,513,481	Morgan Stanley Capital Services LLC	01/14/22	(23,272)
USD	465,175	CHF	429,997	Morgan Stanley Capital Services LLC	01/14/22	(6,852)
USD	2,933,315	CHF	2,691,570	Morgan Stanley Capital Services LLC	01/14/22	(21,338)
SEK	4,309,413	USD	477,774	Morgan Stanley Capital Services LLC	01/14/22	(831)
USD	883,501	CAD	1,132,022	Morgan Stanley Capital Services LLC	01/14/22	(11,403)
USD	321,748	JPY	36,549,590	Morgan Stanley Capital Services LLC	01/14/22	3,982
NZD	610,039	USD	416,767	Morgan Stanley Capital Services LLC	01/14/22	993
CHF	287,176	USD	313,017	Morgan Stanley Capital Services LLC	01/14/22	2,228
AUD	4,175,993	USD	3,027,467	Morgan Stanley Capital Services LLC	01/14/22	10,871
USD	2,231,654	EUR	1,967,329	Morgan Stanley Capital Services LLC	01/14/22	(8,614)
USD	211,940	NOK	1,869,228	Morgan Stanley Capital Services LLC	01/14/22	(275)
EUR	2,661,619	USD	3,018,763	Morgan Stanley Capital Services LLC	01/14/22	12,118
EUR	2,483,293	USD	2,814,626	Morgan Stanley Capital Services LLC	01/14/22	13,190
USD	548,978	NOK	4,855,546	Morgan Stanley Capital Services LLC	01/14/22	(2,278)
SEK	13,433,209	USD	1,486,903	Morgan Stanley Capital Services LLC	01/14/22	(185)
SEK	26,673,200	USD	2,938,872	Morgan Stanley Capital Services LLC	01/14/22	13,178
USD	80,675	CZK	1,836,117	Morgan Stanley Capital Services LLC	01/21/22	(3,226)
USD	133,562	HUF	43,692,117	Morgan Stanley Capital Services LLC	01/21/22	(880)
USD	635,364	ZAR	10,344,239	Morgan Stanley Capital Services LLC	01/21/22	(12,164)
JPY	215,871,783	USD	1,879,755	Standard Chartered Bank	01/14/22	(2,946)
USD	875,447	GBP	660,355	Standard Chartered Bank	01/14/22	(18,353)
USD	16,606	NZD	24,247	Standard Chartered Bank	01/14/22	1
JPY	1,814,359,038	USD	16,071,985	Standard Chartered Bank	01/14/22	(297,785)
USD	2,146,931	NOK	19,382,225	Standard Chartered Bank	01/14/22	(53,555)
USD	2,418,071	SEK	21,802,425	Standard Chartered Bank	01/14/22	5,093
JPY	201,079,728	USD	1,751,913	Standard Chartered Bank	01/14/22	(3,707)
SEK	2,016,333	USD	222,582	Standard Chartered Bank	01/14/22	575
USD	682,289	THB	23,053,643	Standard Chartered Bank	01/21/22	(7,752)
USD	68,591	TRY	893,433	Standard Chartered Bank	01/21/22	2,073
USD	611,006	BRL	3,502,483	Standard Chartered Bank	02/04/22	(13,081)
JPY	483,322,053	USD	4,197,463	State Street Bank and Trust Co.	01/14/22	4,583
USD	553,732	GBP	417,134	State Street Bank and Trust Co.	01/14/22	(10,865)
CAD	627,396	USD	491,692	State Street Bank and Trust Co.	01/14/22	4,288
USD	506,165	CAD	643,410	State Street Bank and Trust Co.	01/14/22	(2,474)
SEK	16,964,780	USD	1,867,593	State Street Bank and Trust Co.	01/14/22	9,979
JPY	31,157,779	USD	275,042	State Street Bank and Trust Co.	01/14/22	(4,154)
See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	462,864	USD	524,525	State Street Bank and Trust Co.	01/14/22	$2,555
JPY	521,182,396	USD	4,586,886	State Street Bank and Trust Co.	01/14/22	(55,680)
USD	262,993	AUD	375,549	State Street Bank and Trust Co.	01/14/22	(10,246)
CAD	1,462,610	USD	1,141,997	State Street Bank and Trust Co.	01/14/22	14,250
CAD	436,785	USD	341,118	State Street Bank and Trust Co.	01/14/22	4,176
CAD	617,610	USD	483,023	State Street Bank and Trust Co.	01/14/22	5,220
USD	2,225,566	NZD	3,278,829	State Street Bank and Trust Co.	01/14/22	(19,802)
USD	516,840	AUD	727,036	State Street Bank and Trust Co.	01/14/22	(12,131)
USD	324,568	JPY	36,875,442	State Street Bank and Trust Co.	01/14/22	3,969
JPY	67,127,170	USD	590,586	State Street Bank and Trust Co.	01/14/22	(6,976)
CAD	2,756,977	USD	2,165,280	State Street Bank and Trust Co.	01/14/22	14,212
CHF	687,122	USD	748,444	State Street Bank and Trust Co.	01/14/22	5,839
USD	1,124,741	CAD	1,422,656	State Street Bank and Trust Co.	01/14/22	79
USD	834,724	GBP	631,778	State Street Bank and Trust Co.	01/14/22	(20,398)
NZD	744,076	USD	506,802	State Street Bank and Trust Co.	01/14/22	2,747
EUR	484,158	USD	546,549	State Street Bank and Trust Co.	01/14/22	4,779
USD	230,366	CHF	210,758	State Street Bank and Trust Co.	01/14/22	(992)
USD	1,878,243	EUR	1,657,344	State Street Bank and Trust Co.	01/14/22	(9,035)
USD	2,389,941	AUD	3,330,763	State Street Bank and Trust Co.	01/14/22	(33,431)
CAD	2,365,594	USD	1,841,693	State Street Bank and Trust Co.	01/14/22	28,396
USD	1,851,423	EUR	1,636,599	State Street Bank and Trust Co.	01/14/22	(12,231)
USD	448,196	NZD	665,021	State Street Bank and Trust Co.	01/14/22	(7,215)
CHF	3,605,605	USD	3,932,771	State Street Bank and Trust Co.	01/14/22	25,257
USD	3,915,347	GBP	2,903,482	State Street Bank and Trust Co.	01/14/22	(14,562)
USD	2,261,969	AUD	3,132,074	State Street Bank and Trust Co.	01/14/22	(16,842)
USD	2,405,044	JPY	276,491,459	State Street Bank and Trust Co.	01/14/22	1,202
USD	540,050	AUD	753,682	State Street Bank and Trust Co.	01/14/22	(8,309)
GBP	2,526,869	USD	3,408,297	State Street Bank and Trust Co.	01/14/22	11,860
EUR	223,771	USD	253,037	State Street Bank and Trust Co.	01/14/22	1,779
USD	1,418,681	AUD	1,967,298	State Street Bank and Trust Co.	01/14/22	(12,671)
CAD	451,477	USD	352,384	State Street Bank and Trust Co.	01/14/22	4,525
USD	3,676,108	GBP	2,737,729	State Street Bank and Trust Co.	01/14/22	(29,452)
CHF	807,963	USD	879,837	State Street Bank and Trust Co.	01/14/22	7,099
USD	1,698,439	GBP	1,271,774	State Street Bank and Trust Co.	01/14/22	(22,927)
JPY	884,709	USD	7,695	State Street Bank and Trust Co.	01/14/22	(4)
AUD	335,633	USD	243,266	State Street Bank and Trust Co.	01/14/22	931
						$(216,841)

At December 31, 2021, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	10	03/15/22	$1,012,509	$(1,708)
Australia 3-Year Bond	26	03/15/22	2,159,291	1,584
Canada 10-Year Bond	27	03/22/22	3,044,183	77,045
Euro-Bobl 5-Year	58	03/08/22	8,798,224	(63,630)
Euro-Buxl® 30-year German Government Bond	2	03/08/22	470,746	(17,753)
Euro-OAT	45	03/08/22	8,358,570	(148,673)
Euro-Schatz	80	03/08/22	10,203,677	(15,071)
Japanese Government Bonds 10-Year Mini	22	03/11/22	2,899,609	(7,711)
Long Gilt	24	03/29/22	4,057,390	(1,388)
Long-Term Euro-BTP	9	03/08/22	1,506,336	(28,354)
U.S. Treasury 10-Year Note	7	03/22/22	913,281	95
U.S. Treasury Ultra Long Bond	5	03/22/22	985,625	(10,323)
			$44,409,441	$(215,887)
Short Contracts:
Euro-Bund	(3)	03/08/22	(585,313)	9,826
Japan 10-Year Bond (TSE)	(1)	03/14/22	(1,317,830)	3,562
U.S. Treasury 2-Year Note	(39)	03/31/22	(8,508,703)	4,311
U.S. Treasury 5-Year Note	(36)	03/31/22	(4,355,156)	(16,100)
U.S. Treasury Long Bond	(15)	03/22/22	(2,406,563)	(10,555)
U.S. Treasury Ultra 10-Year Note	(56)	03/22/22	(8,200,500)	(138,199)
			$(25,374,065)	$(147,155)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month EUR-EURIBOR	Quarterly	0.264%	Annual	12/14/51	EUR	500,000	$(36,915)	$(36,915)
Pay	3-month EUR-EURIBOR	Quarterly	0.292	Annual	12/20/51	EUR	700,000	(45,364)	(45,364)
Pay	3-month NZD-BBR-FRA	Quarterly	1.318	Semi-Annual	12/31/22	NZD	28,413,000	(72,926)	(72,926)
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD	1,250,000	116,965	116,965
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD	584,000	44,507	44,507
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD	3,950,000	143,019	143,019
Pay	3-month USD-LIBOR	Quarterly	1.466	Semi-Annual	12/21/31	USD	161,200	(1,646)	(1,646)
Pay	3-month USD-LIBOR	Quarterly	1.540	Semi-Annual	12/24/31	USD	108,000	(357)	(357)
Pay	3-month USD-LIBOR	Quarterly	1.581	Semi-Annual	01/04/32	USD	314,000	109	109
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD	690,000	65,392	65,392
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD	800,000	152,802	152,802
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD	23,590,000	(309,224)	(309,224)
Receive	1-month USD-LIBOR	Monthly	2.816	Monthly	06/19/23	USD	1,716,000	(54,124)	(54,124)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD	1,210,000	(53,059)	(53,059)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD	4,110,000	(212,388)	(212,388)
Receive	1-month USD-LIBOR	Monthly	0.801	Monthly	05/19/26	USD	16,000,000	272,633	272,623
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD	3,590,000	(166,147)	(166,147)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD	1,690,000	(138,063)	(138,063)
Receive	1-month USD-LIBOR	Monthly	1.115	Monthly	03/01/28	USD	2,000,000	22,055	21,891
Receive	1-month USD-LIBOR	Monthly	2.884	Monthly	06/19/28	USD	910,000	(89,405)	(89,405)
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD	780,000	(90,606)	(90,606)
Receive	1-month USD-LIBOR	Monthly	1.646	Monthly	10/30/29	USD	3,000,000	(60,751)	(60,751)
Receive	3-month USD-LIBOR	Quarterly	1.807	Semi-Annual	12/18/29	USD	2,250,000	(50,183)	(50,183)
Receive	3-month USD-LIBOR	Quarterly	1.497	Semi-Annual	12/22/31	USD	200,000	1,453	1,453
Receive	3-month USD-LIBOR	Quarterly	1.548	Semi-Annual	12/23/31	USD	573,000	1,435	1,435
Receive	3-month USD-LIBOR	Quarterly	1.569	Semi-Annual	12/29/31	USD	227,401	127	127
Receive	3-month USD-LIBOR	Quarterly	1.628	Semi-Annual	12/31/31	USD	538,400	(2,706)	(2,706)
Receive	3-month USD-LIBOR	Quarterly	1.578	Semi-Annual	01/05/32	USD	89,800	—	—
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD	400,000	(37,757)	(37,757)
Receive	1-month USD-LIBOR	Monthly	2.962	Monthly	04/30/33	USD	530,000	(83,227)	(83,227)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD	520,000	(94,532)	(94,532)
								$(778,883)	$(779,057)

At December 31, 2021, the following OTC total return swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	U.K. Conventional Gilt	At Maturity	(0.25)%	At Maturity	BNP Paribas	02/09/22	GBP	1,800,000	$(188,841)	$—	$(188,841)
Receive	U.K. Conventional Gilt	At Maturity	(0.09)%	At Maturity	Goldman Sachs International	02/09/22	GBP	900,000	(3,954)	—	(3,954)
Pay	Japanese Government 2-year Issue	At Maturity	0.2%	At Maturity	Nomura Global Financial Products Inc.	01/21/22	JPY	800,000,000	2,507	—	2,507
Receive	Japanese Government 5-year Issue	At Maturity	(0.05)%	At Maturity	BNP Paribas	03/17/22	JPY	1,457,000,000	(3,513)	—	(3,513)
Receive	Japanese Government 20-year Issue	At Maturity	(0.1)%	At Maturity	Citibank N.A.	01/14/22	JPY	345,000,000	7,648	—	7,648
Receive	Japanese Government 20-year Issue	At Maturity	(0.1)%	At Maturity	Nomura Global Financial Products Inc.	01/21/22	JPY	400,000,000	(10,446)	—	(10,446)
Receive	Japanese Government 30-year Issue	At Maturity	(0.1)%	At Maturity	Nomura Global Financial Products Inc.	02/17/22	JPY	230,000,000	5,520	—	5,520
Receive	Japanese Government 20-year Issue	At Maturity	(0.1)%	At Maturity	Nomura Global Financial Products Inc.	03/09/22	JPY	50,000,000	(256)	—	(256)
									$(191,335)	$—	$(191,335)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the following OTC volatility swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Volatility(2)	Reference Entity	Volatility Strike Rate	Counterparty	Maturity Date	Currency	Notional Amount	Fair Value	Unrealized Appreciation (Depreciation)
Receive	EUR vs. USD	6.500%	BNP Paribas	03/14/22	EUR	1,233,200	$(5,431)	$(5,431)
Receive	EUR vs. USD	6.400%	Goldman Sachs International	06/14/22	EUR	1,094,100	(4,537)	(4,537)
Receive	EUR vs. USD	6.300%	Standard Chartered Bank	06/14/22	EUR	1,238,200	(4,225)	(4,225)
							$(14,193)	$(14,193)

At December 31, 2021, the following OTC purchased equity options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Cost	Fair Value
iShares iBoxx $ High Yield Corporate Bond ETF	Citibank N.A.	Put	03/18/22	USD	80.500	133,534	USD	11,618,793	$68,817	$37,770
									$68,817	$37,770

At December 31, 2021, the following OTC written equity options were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
iShares iBoxx $ High Yield Corporate Bond ETF	Citibank N.A.	Put	01/21/22	USD	85.250	72,531	USD	6,310,922	$36,991	$(9,675)
									$36,991	$(9,675)

At December 31, 2021, the following OTC written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(3)	Goldman Sachs International	Pay	1.497%	3-month USD-LIBOR	01/06/22	USD	2,067,000	$13,254	$(1,950)
Put on 10-Year Interest Rate Swap(4)	Goldman Sachs International	Receive	1.497%	3-month USD-LIBOR	01/06/22	USD	2,067,000	13,255	(18,105)
								$26,509	$(20,055)

(1)  The Portfolio will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Portfolio has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Portfolio has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)  Payments made at maturity date.

(3)  Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

(4)  Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

CNY — Chinese Yuan

CZK — Czech Koruna

DKK — Danish Krone

EUR — EU Euro

GBP — British Pound

HKD — Hong Kong Sar Dollar

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$37,770
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,666,480
Interest rate contracts	Variation margin receivable on futures contracts**	96,423
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	820,323
Interest rate contracts	Unrealized appreciation on OTC swap agreements	15,675
Total Asset Derivatives		$2,636,671
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,883,321
Interest rate contracts	Variation margin payable on futures contracts**	459,465
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,599,381
Interest rate contracts	Unrealized depreciation on OTC swap agreements	207,010
Foreign exchange contracts	Unrealized depreciation on OTC swap agreements	14,193
Interest rate contracts	Written options, at fair value	20,055
Equity contracts	Written options, at fair value	9,675
Total Liability Derivatives		$4,193,100

*  Includes purchased options.

**  The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day's unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$(11,359)	$—	$—	$—	$12,800	$1,441
Credit Contracts	(99,104)	—	—	16,310	—	(82,794)
Foreign exchange contracts	(42,313)	(4,734,543)	—	—	38,322	(4,738,534)
Interest rate contracts	104,392	—	518,890	(1,084,145)	1,363,131	902,268
Total	$(48,384)	$(4,734,543)	$518,890	$(1,067,835)	$1,414,253	$(3,917,619)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$(31,047)	$—	$—	$—	$27,316	$(3,731)
Credit contracts	15,407	—	—	—	—	15,407
Foreign exchange contracts	43,338	(955,231)	—	(14,193)	(30,242)	(956,328)
Interest rate contracts	—	—	(445,844)	(635,578)	6,454	(1,074,968)
Total	$27,698	$(955,231)	$(445,844)	$(649,771)	$3,528	$(2,019,620)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:

	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Nomura Global Financial Products Inc.	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$—	$37,770	$—	$—	$—	$—	$—	$—	$—	$—	$37,770
Forward foreign currency contracts	1,373	612,184	40,946	83,756	10,970	161,577	6,687	17,886	565,634		7,742	157,725	1,666,480
Total return swaps	—	—	—	7,648	—	—	—	—	—	8,027	—	—	15,675
Total Assets	$1,373	$612,184	$40,946	$129,174	$10,970	$161,577	$6,687	$17,886	$565,634	$8,027	$7,742	$157,725	$1,719,925
Liabilities:

Forward foreign currency contracts	$31,771	$302,228	$20,363	$187,515	$5,946	$124,951	$7,912	$4,439	$490,620		$397,179	$310,397	$1,883,321
Total return swaps	—	192,354	—	—	—	3,954	—	—	—	10,702	—	—	207,010
Volatility swaps		5,431	—	—	—	4,537	—	—	—	—	4,225	—	14,193
Written options	—	—	—	9,675	—	20,055	—	—	—	—	—	—	29,730

Total Liabilities	$31,771	$500,013	$20,363	$197,190	$5,946	$153,497	$7,912	$4,439	$490,620	$10,702	$401,404	$310,397	$2,134,254
Net OTC derivative instruments by counterparty, at fair value	$(30,398)	$112,171	$20,583	$(68,016)	$5,024	$8,080	$(1,225)	$13,447	$75,014	$(2,675)	$(393,662)	$(152,672)	$(414,329)

Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$260,000	$—	$260,000

Net Exposure(1)(2)	$(30,398)	$112,171	$20,583	$(68,016)	$5,024	$8,080	$(1,225)	$13,447	$75,014	$(2,675)	$(133,662)	$(152,672)	$(154,329)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)  At December 31, 2021 the Portfolio had pledged $260,000 and $120,000 in cash collateral to BNP Paribas and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:

Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Commercial Mortgage-Backed Securities	$2,052,255	Market Approach	Recent Comparable Transaction Price(s)	$93.425-$100.00	$93.425-$100.00	Increase
Corporate Bonds/Notes	1,858	n/a****	n/a****	n/a****	n/a****	n/a****
	$2,054,113

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  Unobservable inputs were weighted by the relative fair value of the instruments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

***  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

****  Security is fair valued based on a single quotation obtained from a broker. The Portfolio does not have access to the unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2021:

	Commercial Mortgage-Backed Securities	Corporate Bonds/Notes	Total
Assets:
Beginning balance at December 31, 2020	$—	$—	$—
Purchases	2,066,578	9,354	2,075,932
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	(14,323)	(7,496)	(21,819)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance at December 31, 2021	$2,052,255	$1,858	$2,054,113
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021*****	$(14,323)	$(7,496)	$(21,819)

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $168,113,254.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$8,503,103
Gross Unrealized Depreciation	(8,461,563)
Net Unrealized Appreciation	$41,540

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.7%
		Austrialia: 7.6%
36,251		ASX Ltd.	$2,449,989	0.6
960,330		Aurizon Holdings Ltd.	2,439,834	0.6
132,139	(1)	BHP Group Ltd.	3,989,494	1.0
282,890		Brambles Ltd.	2,188,522	0.5
174,089		Coles Group Ltd.	2,271,522	0.6
9,876		CSL Ltd.	2,088,772	0.5
29,024		Fortescue Metals Group Ltd.	407,982	0.1
115,375		Goodman Group	2,224,057	0.5
162,376		GPT Group	640,279	0.2
892,670		Medibank Pvt Ltd.	2,174,183	0.5
97,551		Rio Tinto Ltd.	7,118,495	1.7
644,114		Telstra Corp., Ltd.	1,957,585	0.5
30,123		Wesfarmers Ltd.	1,299,696	0.3
			31,250,410	7.6
		Austria: 0.4%
26,070		OMV AG	1,474,329	0.4
		Belgium: 0.6%
7,197		Elia Group SA/NV	948,606	0.2
15,406		Groupe Bruxelles Lambert S.A.	1,720,645	0.4
			2,669,251	0.6
		China: 0.7%
907,500		BOC Hong Kong Holdings Ltd.	2,976,152	0.7
		Denmark: 2.8%
867		AP Moller - Maersk A/S - Class B	3,094,595	0.7
3,873		Coloplast A/S	681,939	0.2
125,816		Danske Bank A/S	2,172,088	0.5
6,811		DSV A/S	1,587,156	0.4
27,738		Novozymes A/S	2,277,562	0.6
62,860		Tryg A/S	1,551,236	0.4
			11,364,576	2.8
		Finland: 2.4%
24,118		Elisa OYJ	1,485,087	0.3
34,310		Kone Oyj	2,462,039	0.6
360,722		Nordea Bank Abp	4,400,285	1.1
40,408		Orion Oyj	1,678,498	0.4
			10,025,909	2.4
		France: 8.9%
24,285		Air Liquide SA	4,235,404	1.0
16,205	(2)	Amundi SA	1,336,659	0.3
72,033		AXA S.A.	2,143,935	0.5
26,074		BNP Paribas	1,802,781	0.4
Shares			Value	Percentage of Net Assets
26,053		Bureau Veritas SA	$864,931	0.2
12,621		Cie de Saint-Gobain	887,843	0.2
21,792		Cie Generale des Etablissements Michelin SCA	3,569,182	0.9
108,063		Credit Agricole SA	1,540,686	0.4
38,865		Dassault Systemes SE	2,306,454	0.6
172,037		Engie SA	2,547,072	0.6
7,780		Ipsen SA	711,945	0.2
13,180	(2)	La Francaise des Jeux SAEM	584,107	0.1
19,606		Legrand S.A.	2,296,273	0.5
2,391		L'Oreal S.A.	1,140,058	0.3
292,317		Orange SA	3,122,580	0.8
60,433		Sanofi	6,064,082	1.5
2,109		Schneider Electric SE	414,619	0.1
7,662		SEB SA	1,193,976	0.3
			36,762,587	8.9
		Germany: 8.4%
31,072		Bayerische Motoren Werke AG	3,108,509	0.8
17,395	(2)	Covestro AG	1,070,627	0.3
48,130		Daimler AG	3,677,329	0.9
17,530	(3)	Daimler Truck Holding AG	644,440	0.2
13,608		Deutsche Boerse AG	2,272,185	0.5
79,487		Deutsche Post AG	5,112,660	1.2
209,524		Deutsche Telekom AG	3,871,475	0.9
33,461		E.ON AG	465,022	0.1
78,538		Evonik Industries AG	2,537,205	0.6
23,935		GEA Group AG	1,307,313	0.3
10,064		Hannover Rueck SE	1,908,097	0.5
10,636		HeidelbergCement AG	719,812	0.2
10,842		LEG Immobilien SE	1,511,621	0.4
6,319		Muenchener Rueckversicherungs- Gesellschaft AG	1,865,422	0.5
8,726	(2)	Scout24 SE	609,304	0.1
14,909		Symrise AG	2,204,959	0.5
608,922		Telefonica Deutschland Holding AG	1,689,020	0.4
			34,575,000	8.4
		Hong Kong: 3.7%
103,500		CK Infrastructure Holdings Ltd.	659,421	0.2
295,000		CLP Holdings Ltd.	2,980,907	0.7
416,500		HK Electric Investments & HK Electric Investments Ltd. - Stapled Security	408,619	0.1
596,000		HKT Trust & HKT Ltd. - Stapled Security	800,828	0.2

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Hong Kong (continued)
240,900		Hongkong Land Holdings Ltd. - HKHGF	$1,252,587	0.3
26,900		Jardine Matheson Holdings Ltd.	1,479,167	0.4
352,300		Link REIT	3,103,506	0.7
306,000		Power Assets Holdings Ltd.	1,907,399	0.5
159,000		Sun Hung Kai Properties Ltd.	1,929,346	0.5
233,600		Swire Properties Ltd.	585,608	0.1
			15,107,388	3.7
		Ireland: 1.0%
32,567		CRH PLC	1,724,096	0.4
19,692		DCC PLC	1,612,046	0.4
15,900		Smurfit Kappa PLC	876,350	0.2
			4,212,492	1.0
		Israel: 2.3%
262,358		Bank Hapoalim BM	2,700,179	0.7
284,355		Bank Leumi Le-Israel BM	3,049,997	0.7
329,526		Israel Discount Bank Ltd.	2,212,525	0.5
42,286		Mizrahi Tefahot Bank Ltd.	1,628,461	0.4
			9,591,162	2.3
		Italy: 4.4%
163,520		Assicurazioni Generali S.p.A.	3,455,948	0.9
300,292		ENI S.p.A.	4,173,389	1.0
1,537		Ferrari NV	395,633	0.1
132,469		FinecoBank Banca Fineco SpA	2,319,865	0.6
195,939	(2)	Poste Italiane SpA	2,566,851	0.6
26,777		Recordati Industria Chimica e Farmaceutica SpA	1,719,460	0.4
95,861		Snam SpA	577,387	0.1
358,438		Terna - Rete Elettrica Nazionale	2,899,631	0.7
			18,108,164	4.4
		Japan: 22.7%
87,900		Ajinomoto Co., Inc.	2,675,863	0.6
76,600	(1)	Bridgestone Corp.	3,288,643	0.8
30,200		Brother Industries Ltd.	582,091	0.1
67,700		Capcom Co., Ltd.	1,594,426	0.4
52,900		Dai Nippon Printing Co., Ltd.	1,331,324	0.3
41,700		Daiwa House Industry Co., Ltd.	1,198,420	0.3
Shares			Value	Percentage of Net Assets
723,500		ENEOS Holdings, Inc.	$2,702,859	0.7
14,000		Honda Motor Co., Ltd.	398,310	0.1
14,100		Hoya Corp.	2,092,325	0.5
91,900		Idemitsu Kosan Co., Ltd.	2,345,266	0.6
260,800		Japan Post Bank Co. Ltd.	2,390,662	0.6
173,100	(1)	Japan Tobacco, Inc.	3,495,227	0.8
13,300		KDDI Corp.	388,942	0.1
37,200		Lawson, Inc.	1,765,117	0.4
46,000		Mitsubishi Corp.	1,460,643	0.4
376,300		Mitsubishi HC Capital, Inc.	1,861,758	0.4
996,600		Mitsubishi UFJ Financial Group, Inc.	5,423,774	1.3
275,800		Mizuho Financial Group, Inc.	3,503,007	0.8
90,500		MS&AD Insurance Group Holdings, Inc.	2,786,703	0.7
4,700		Nintendo Co., Ltd.	2,198,930	0.5
144,000		Nippon Telegraph & Telephone Corp.	3,938,150	1.0
20,400		Nippon Yusen KK	1,555,560	0.4
16,400		Nitto Denko Corp.	1,266,941	0.3
32,800		Nomura Real Estate Holdings, Inc.	755,776	0.2
92,800		Osaka Gas Co., Ltd.	1,534,844	0.4
44,500		Otsuka Holdings Co. Ltd.	1,618,952	0.4
39,800	(1)	Pola Orbis Holdings, Inc.	663,299	0.2
4,200		Rohm Co., Ltd.	382,072	0.1
58,300		Santen Pharmaceutical Co., Ltd.	711,770	0.2
34,300		Secom Co., Ltd.	2,383,379	0.6
120,500		Sekisui House Ltd.	2,592,648	0.6
94,300		SG Holdings Co. Ltd.	2,211,189	0.5
124,700		SoftBank Corp.	1,575,033	0.4
16,200		Sohgo Security Services Co., Ltd.	643,720	0.2
66,200		Sompo Holdings, Inc.	2,791,899	0.7
89,900		Subaru Corp.	1,606,316	0.4
149,400		Sumitomo Chemical Co., Ltd.	704,542	0.2
172,400		Sumitomo Corp.	2,551,416	0.6
128,000		Sumitomo Mitsui Financial Group, Inc.	4,370,855	1.1
81,600		Sumitomo Mitsui Trust Holdings, Inc.	2,728,570	0.7
70,200		Takeda Pharmaceutical Co., Ltd.	1,917,043	0.5
53,600		Tokio Marine Holdings, Inc.	2,983,893	0.7
80,500		Tokyo Gas Co., Ltd.	1,445,005	0.3
20,400		Toyo Suisan Kaisha Ltd.	864,927	0.2

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Japan (continued)
46,100	(1)	Trend Micro, Inc.	$2,559,290	0.6
12,900		Tsuruha Holdings, Inc.	1,238,642	0.3
88,500		Yamato Holdings Co., Ltd.	2,079,000	0.5
			93,159,021	22.7
		Netherlands: 3.2%
966		ASM International NV	426,409	0.1
113,542		Koninklijke Ahold Delhaize NV	3,896,342	0.9
29,211		Koninklijke Philips NV	1,081,145	0.3
54,460		NN Group NV	2,945,209	0.7
37,448		Randstad NV	2,554,596	0.6
19,241		Wolters Kluwer NV	2,264,682	0.6
			13,168,383	3.2
		New Zealand: 0.4%
20,537		Fisher & Paykel Healthcare Corp. Ltd.	460,101	0.1
349,627		Spark New Zealand Ltd.	1,081,216	0.3
			1,541,317	0.4
		Norway: 0.2%
18,767		Yara International ASA	946,198	0.2
		Portugal: 0.5%
199,975		Galp Energia SGPS SA	1,940,384	0.5
		Singapore: 0.5%
127,900		Oversea-Chinese Banking Corp., Ltd.	1,082,513	0.3
58,400		Singapore Exchange Ltd.	403,133	0.1
20,000		United Overseas Bank Ltd.	399,435	0.1
			1,885,081	0.5
		Spain: 1.4%
70,632		Enagas	1,640,873	0.4
17,769		Endesa S.A.	409,067	0.1
47,918		Iberdrola S.A. - IBEE	567,348	0.1
91,005		Red Electrica Corp. SA	1,967,926	0.5
84,172		Repsol SA	996,859	0.3
			5,582,073	1.4
		Sweden: 0.9%
54,125		Lundin Energy AB	1,936,743	0.5
139,124		Swedish Match AB	1,104,461	0.2
60,398		Tele2 AB	861,618	0.2
			3,902,822	0.9
		Switzerland: 6.7%
42,483		ABB Ltd.	1,619,147	0.4
Shares			Value	Percentage of Net Assets
2,660		Geberit AG - Reg	$2,168,256	0.5
52,594		Holcim Ltd.	2,674,882	0.7
9,217		Nestle SA	1,286,853	0.3
55,682		Novartis AG	4,892,890	1.2
5,274		Roche Holding AG	2,187,978	0.5
5,408		Sika AG	2,247,659	0.5
2,759		Sonova Holding AG - Reg	1,078,209	0.3
5,084		Swisscom AG	2,868,007	0.7
67,379		UBS Group AG	1,209,406	0.3
12,360		Zurich Insurance Group AG	5,414,656	1.3
			27,647,943	6.7
		United Kingdom: 17.0%
139,173		3i Group PLC	2,728,237	0.7
525,283		Abrdn PLC	1,711,376	0.4
61,682		Admiral Group Plc	2,640,258	0.6
113,901	(2)	Auto Trader Group PLC	1,140,701	0.3
458,955		BAE Systems PLC	3,422,510	0.8
538,805		Barclays PLC	1,372,474	0.3
1,033,311		BP PLC	4,629,865	1.1
162,327		British American Tobacco PLC	6,027,466	1.5
282,385		Evraz PLC	2,308,722	0.6
7,300		Ferguson PLC	1,296,672	0.3
354,352		GlaxoSmithKline PLC	7,715,200	1.9
23,001		Hargreaves Lansdown PLC	422,669	0.1
54,925		Hikma Pharmaceuticals PLC	1,649,451	0.4
152,635		Imperial Brands PLC	3,344,956	0.8
685,121		J Sainsbury Plc	2,560,952	0.6
345,346		National Grid PLC	4,979,631	1.2
486,465		Natwest Group PLC	1,489,706	0.4
74,572		Persimmon PLC	2,890,332	0.7
58,275		Relx PLC (GBP Exchange)	1,902,495	0.5
225,769		Sage Group PLC/The	2,612,354	0.6
28,744		Schroders PLC	1,387,395	0.3
146,397		Segro PLC	2,849,132	0.7
10,671		Severn Trent PLC	426,112	0.1
120,350		Standard Chartered PLC	731,821	0.2
37,026		Unilever PLC	1,984,823	0.5
180,514		United Utilities Group PLC	2,663,559	0.7
1,891,836		Vodafone Group PLC	2,849,546	0.7
			69,738,415	17.0
		Total Common Stock (Cost $354,765,883)	397,629,057	96.7

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.0%
83,600		iShares MSCI EAFE Value Index ETF	$4,212,604	1.0
		Total Exchange-Traded Funds (Cost $4,217,024)	4,212,604	1.0
PREFERRED STOCK: 0.9%
		Germany: 0.9%
10,905		Fuchs Petrolub SE	492,786	0.1
40,358		Henkel AG & Co. KGaA	3,256,528	0.8
		Total Preferred Stock (Cost $4,289,522)	3,749,314	0.9
		Total Long-Term Investments (Cost $363,272,429)	405,590,975	98.6
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
		Repurchase Agreements: 3.3%
2,190,127	(4)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,190,136, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $2,233,930, due 09/01/28-01/01/61)	$2,190,127	0.5
2,190,100	(4)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,190,109, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,233,902, due 02/01/22-07/20/71)	2,190,100	0.5
Principal Amount†			Value	Percentage of Net Assets
2,190,100	(4)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $2,190,113, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $2,233,915, due 01/04/22-11/15/51)	$2,190,100	0.5
2,190,127	(4)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $2,190,134, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,233,930, due 02/10/22-01/01/52)	2,190,127	0.5
376,701	(4)	JPMorgan Securities LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $376,703, collateralized by various U.S. Government Securities, 0.000%-4.375%, Market Value plus accrued interest $384,235, due 01/18/22-05/15/40)	376,701	0.1
2,190,127	(4)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,190,136, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $2,233,930, due 05/20/24-10/01/51)	2,190,127	0.6

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
2,190,127	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $2,190,136, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,233,929, due 05/15/22-12/01/51)	$2,190,127	0.6
		Total Repurchase Agreements
		Total Short-Term Investments (Cost $13,517,409)	13,517,409	3.3
		Total Investments in Securities (Cost $376,789,838)	$419,108,384	101.9
		Liabilities in Excess of Other Assets	(7,902,955)	(1.9)
		Net Assets	$411,205,429	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Security, or a portion of the security, is on loan.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  Non-income producing security.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financials	24.6%
Industrials	13.6
Health Care	9.3
Materials	9.2
Consumer Staples	9.1
Communication Services	7.8
Utilities	7.1
Consumer Discretionary	6.0
Energy	4.9
Real Estate	3.9
Information Technology	2.1
Exchange-Traded Funds	1.0
Short-Term Investments	3.3
Liabilities in Excess of Other Assets	(1.9)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$31,250,410	$—	$31,250,410
Austria	—	1,474,329	—	1,474,329
Belgium	—	2,669,251	—	2,669,251
China	—	2,976,152	—	2,976,152
Denmark	—	11,364,576	—	11,364,576
Finland	—	10,025,909	—	10,025,909
France	—	36,762,587	—	36,762,587
Germany	644,440	33,930,560	—	34,575,000
Hong Kong	408,619	14,698,769	—	15,107,388
Ireland	—	4,212,492	—	4,212,492
Israel	—	9,591,162	—	9,591,162
Italy	—	18,108,164	—	18,108,164
Japan	—	93,159,021	—	93,159,021
Netherlands	—	13,168,383	—	13,168,383
New Zealand	—	1,541,317	—	1,541,317
Norway	—	946,198	—	946,198
Portugal	—	1,940,384	—	1,940,384
Singapore	—	1,885,081	—	1,885,081
Spain	—	5,582,073	—	5,582,073
Sweden	—	3,902,822	—	3,902,822
Switzerland	—	27,647,943	—	27,647,943
United Kingdom	—	69,738,415	—	69,738,415
Total Common Stock	1,053,059	396,575,998	—	397,629,057

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Exchange-Traded Funds	$4,212,604	$—	$—	$4,212,604
Preferred Stock	—	3,749,314	—	3,749,314
Short-Term Investments	—	13,517,409	—	13,517,409
Total Investments, at fair value	$5,265,663	$413,842,721	$—	$419,108,384
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	—	(371)	—	(371)
Total Liabilities	$—	$(371)	$—	$(371)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2021, the following forward foreign currency contracts were outstanding for Voya International High Dividend Low Volatility Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	101,432	GBP	75,211	The Bank of New York Mellon	01/04/22	$(371)
						$(371)

Currency Abbreviations

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$371
Total Liability Derivatives		$371

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,629)
Total	$(1,629)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(381)
Total	$(381)

See Accompanying Notes to Financial Statements

VOYA INTERNATIONAL HIGH   PORTFOLIO OF INVESTMENTS
DIVIDEND LOW VOLATILITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:

The Bank of New York Mellon
Liabilities:
Forward foreign currency contracts	$371
Total Liabilities	$371
Net OTC derivative instruments by counterparty, at fair value	$(371)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—
Net Exposure(1)	$(371)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $380,247,615.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$48,900,349
Gross Unrealized Depreciation	(9,713,906)
Net Unrealized Appreciation	$39,186,443

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.3%
			Communication Services: 1.2%
138,818			Entravision Communications Corp.	$941,186	0.2
112,068			Fox Corp. - Class B	3,840,570	1.0
14,777	(1)		Townsquare Media, Inc.	196,978	0.0
				4,978,734	1.2
			Consumer Discretionary: 9.9%
69,672	(1)		Accel Entertainment, Inc.	907,129	0.2
22,735			Advance Auto Parts, Inc.	5,453,672	1.4
13,732	(1)		BJ's Restaurants, Inc.	474,441	0.1
90,021			BorgWarner, Inc.	4,057,246	1.0
31,400	(2)		Bridgestone Corp.	1,348,086	0.3
20,559			Brunswick Corp.	2,070,908	0.5
11,001			Cracker Barrel Old Country Store, Inc.	1,415,169	0.4
43,236	(1)		Dave & Buster's Entertainment, Inc.	1,660,262	0.4
25,331	(1)		Dollar Tree, Inc.	3,559,512	0.9
47,250			Honda Motor Co., Ltd. ADR	1,344,263	0.3
19,390	(1)		Malibu Boats, Inc.	1,332,675	0.3
29,173	(1)		MarineMax, Inc.	1,722,374	0.4
3,843	(1)		Mohawk Industries, Inc.	700,118	0.2
23,777			OneWater Marine, Inc.	1,449,684	0.4
8,558	(1)		Penn National Gaming, Inc.	443,732	0.1
24,447			Penske Auto Group, Inc.	2,621,207	0.7
18,020			Polaris, Inc.	1,980,578	0.5
36,912	(1)		Red Robin Gourmet Burgers, Inc.	610,155	0.1
20,117	(1)		Skyline Champion Corp.	1,588,841	0.4
30,963			Sodexo SA	2,714,461	0.7
16,414	(1	),(2)	Solo Brands, Inc.	256,551	0.1
49,095			Tapestry, Inc.	1,993,257	0.5
				39,704,321	9.9
			Consumer Staples: 7.2%
169,250			Conagra Brands, Inc.	5,779,887	1.4
48,649			Edgewell Personal Care Co.	2,223,746	0.6
30,817			General Mills, Inc.	2,076,449	0.5
15,375	(1)		Honest Co., Inc./The	124,384	0.0
16,248			JM Smucker Co.	2,206,803	0.6
28,306			Kellogg Co.	1,823,473	0.5
21,977			Kimberly-Clark Corp.	3,140,953	0.8
116,672			Koninklijke Ahold Delhaize NV	4,003,753	1.0
210,669			Orkla ASA	2,111,654	0.5
31,288			Spectrum Brands Holdings, Inc.	3,182,615	0.8
26,418			Sysco Corp.	2,075,134	0.5
				28,748,851	7.2
Shares				Value	Percentage of Net Assets
			Energy: 3.8%
118,042			Baker Hughes Co.	$2,840,090	0.7
56,103	(1)		ChampionX Corp.	1,133,842	0.3
53,923			ConocoPhillips	3,892,162	1.0
80,371			Devon Energy Corp.	3,540,343	0.9
23,451	(1)		Earthstone Energy, Inc.	256,554	0.1
12,669	(2	),(3)	Enviva Partners L.P.	892,151	0.2
1,538	(1)		NCS Multistage Holdings, Inc.	44,602	0.0
13,504			Pioneer Natural Resources Co.	2,456,107	0.6
				15,055,851	3.8
			Financials: 21.7%
81,972			Aflac, Inc.	4,786,345	1.2
25,755			Allstate Corp.	3,030,076	0.8
8,102			A-Mark Precious Metals, Inc.	495,032	0.1
9,558			Ameriprise Financial, Inc.	2,883,266	0.7
25,738			Ameris Bancorp.	1,278,664	0.3
6,400			Arthur J. Gallagher & Co.	1,085,888	0.3
35,589			Axis Capital Holdings Ltd.	1,938,533	0.5
93,890			Bank of New York Mellon Corp.	5,453,131	1.4
38,844			BankUnited, Inc.	1,643,490	0.4
99,729			Capitol Federal Financial, Inc.	1,129,929	0.3
22,031			Chubb Ltd.	4,258,813	1.1
7,036			Commerce Bancshares, Inc.	483,655	0.1
83,086	(3)		Compass Diversified Holdings	2,540,770	0.6
28,112			CVB Financial Corp.	601,878	0.1
33,758	(1)		Donnelley Financial Solutions, Inc.	1,591,352	0.4
21,481			Enact Holdings, Inc.	444,012	0.1
88,809			First BanCorp. Puerto Rico	1,223,788	0.3
99,906			First Hawaiian, Inc.	2,730,431	0.7
5,924			First Mid Bancshares, Inc.	253,488	0.1
135,594			FNB Corp.	1,644,755	0.4
52,206			Home Bancshares, Inc./ Conway AR	1,271,216	0.3
8,519			Independent Bank Corp.	694,554	0.2
23,567			Independent Bank Group, Inc.	1,700,359	0.4
12,682			James River Group Holdings Ltd.	365,368	0.1
20,950			M&T Bank Corp.	3,217,501	0.8
55,836			Northern Trust Corp.	6,678,544	1.7
95,084			Old National Bancorp.	1,722,922	0.4
12,728			Origin Bancorp, Inc.	546,286	0.1

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Financials (continued)
37,425		Pacific Premier Bancorp, Inc.	$1,498,123	0.4
13,799		Patria Investments Ltd.	223,544	0.0
14,060		Premier Financial Corp.	434,594	0.1
31,034		ProAssurance Corp.	785,160	0.2
14,797		Progressive Corp.	1,518,912	0.4
38,754		Prosperity Bancshares, Inc.	2,801,914	0.7
20,755		Provident Financial Services, Inc.	502,686	0.1
6,177		QCR Holdings, Inc.	345,912	0.1
41,424		Reinsurance Group of America, Inc.	4,535,514	1.1
7,591		Renasant Corp.	288,078	0.1
25,948		SouthState Corp.	2,078,694	0.5
15,673		State Street Corp.	1,457,589	0.4
16,390		T. Rowe Price Group, Inc.	3,222,930	0.8
14,515		TowneBank/ Portsmouth VA	458,529	0.1
73,923		Truist Financial Corp.	4,328,192	1.1
19,154		UMB Financial Corp.	2,032,431	0.5
172,297		Valley National Bancorp	2,369,084	0.6
16,546		Veritex Holdings, Inc.	658,200	0.2
28,645		Westamerica Bancorp.	1,653,676	0.4
			86,887,808	21.7
		Health Care: 12.8%
14,965		AmerisourceBergen Corp.	1,988,699	0.5
4,732	(1)	AMN Healthcare Services, Inc.	578,866	0.1
31,131	(1)	Apria, Inc.	1,014,871	0.3
11,825		Becton Dickinson & Co.	2,973,751	0.7
60,125		Cardinal Health, Inc.	3,095,836	0.8
24,423	(1)	Centene Corp.	2,012,455	0.5
69,705		Cerner Corp.	6,473,503	1.6
57,393	(1)	Envista Holdings Corp.	2,586,129	0.7
57,480	(1)	Henry Schein, Inc.	4,456,424	1.1
48,135		Koninklijke Philips Electronics NV	1,773,775	0.4
17,116		McKesson Corp.	4,254,524	1.1
6,464		National Healthcare Corp.	439,164	0.1
42,016		Patterson Cos., Inc.	1,233,170	0.3
25,013		Quest Diagnostics, Inc.	4,327,499	1.1
37,473		Universal Health Services, Inc.	4,858,749	1.2
9,443	(1)	Varex Imaging Corp.	297,927	0.1
67,836		Zimmer Biomet Holdings, Inc.	8,617,885	2.2
			50,983,227	12.8
Shares			Value	Percentage of Net Assets
		Industrials: 15.9%
6,421		Albany International Corp.	$567,938	0.1
13,874		Arcosa, Inc.	731,160	0.2
384,578		BAE Systems PLC	2,867,867	0.7
7,307		Barrett Business Services, Inc.	504,621	0.1
58,509	(1)	Beacon Roofing Supply, Inc.	3,355,491	0.8
32,519		Brink's Co.	2,132,271	0.5
6,419		Cadre Holdings, Inc.	163,171	0.0
34,470	(1)	Ceco Environmental Corp.	214,748	0.1
39,011	(1)	Charah Solutions, Inc.	184,522	0.0
36,886	(1)	Colfax Corp.	1,695,649	0.4
75,928	(1)	Cornerstone Building Brands, Inc.	1,324,184	0.3
5,914		Cummins, Inc.	1,290,080	0.3
44,187		Deluxe Corp.	1,418,845	0.4
79,057	(1)	DIRTT Environmental Solutions	172,344	0.0
23,407	(1)	DXP Enterprises, Inc.	600,858	0.2
16,502	(1)	Dycom Industries, Inc.	1,547,228	0.4
53,136		Emerson Electric Co.	4,940,054	1.2
4,612		EnPro Industries, Inc.	507,643	0.1
89,320	(1)	Gates Industrial Corp. PLC	1,421,081	0.4
18,189		General Dynamics Corp.	3,791,861	1.0
17,030	(1)	GMS, Inc.	1,023,673	0.3
14,901		Graham Corp.	185,368	0.0
25,155		Healthcare Services Group, Inc.	447,508	0.1
110,552		Heartland Express, Inc.	1,859,485	0.5
7,475		Hubbell, Inc.	1,556,818	0.4
8,078		IMI PLC	190,511	0.1
82,890	(1)	KAR Auction Services, Inc.	1,294,742	0.3
7,853	(1)	Karat Packaging, Inc.	158,709	0.0
21,151		KBR, Inc.	1,007,211	0.3
20,451		Korn Ferry	1,548,754	0.4
30,914		Loomis AB	823,466	0.2
13,075		Luxfer Holdings PLC	252,478	0.1
455		Luxfer Holdings PLC ADR	8,786	0.0
49,866		MSC Industrial Direct Co.	4,191,736	1.1
112,519		nVent Electric PLC	4,275,722	1.1
23,268		Oshkosh Corp.	2,622,536	0.7
29,367		Paccar, Inc.	2,591,931	0.6
10,761		Republic Services, Inc.	1,500,621	0.4
119,897	(1)	Southwest Airlines Co.	5,136,388	1.3
34,568	(2)	Tecnoglass, Inc.	905,336	0.2
36,155		Timken Co.	2,505,180	0.6
			63,518,575	15.9

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology: 8.7%
5,595			Advanced Energy Industries, Inc.	$509,481	0.1
24,994			Amdocs Ltd.	1,870,551	0.5
72,584	(1)		Avaya Holdings Corp.	1,437,163	0.4
51,202			Avnet, Inc.	2,111,058	0.5
5,977			Belden, Inc.	392,868	0.1
42,498			CDK Global, Inc.	1,773,867	0.4
6,972	(1)		Coherent, Inc.	1,858,317	0.5
12,078	(1)		Cohu, Inc.	460,051	0.1
19,459			Corning, Inc.	724,459	0.2
21,772	(1)		Euronet Worldwide, Inc.	2,594,569	0.6
53,167			EVERTEC, Inc.	2,657,287	0.7
11,927	(1)		F5, Inc.	2,918,656	0.7
103,502			HP, Inc.	3,898,920	1.0
17,639	(1)		IBEX Holdings Ltd.	227,367	0.0
44,777	(1	),(2)	II-VI, Inc.	3,059,612	0.8
45,323			Juniper Networks, Inc.	1,618,484	0.4
25,163			Kulicke & Soffa Industries, Inc.	1,523,368	0.4
61,374			Open Text Corp.	2,914,038	0.7
43,801	(1)		Teradata Corp.	1,860,229	0.5
17,162			Vontier Corp.	527,388	0.1
				34,937,733	8.7
			Materials: 5.1%
87,038			Amcor PLC	1,045,326	0.3
76,528	(1)		Axalta Coating Systems Ltd.	2,534,607	0.6
136,233			Graphic Packaging Holding Co.	2,656,544	0.7
16,059			Minerals Technologies, Inc.	1,174,716	0.3
160,164			Mondi PLC	3,972,685	1.0
20,731			Packaging Corp. of America	2,822,526	0.7
96,661			Pactiv Evergreen, Inc.	1,225,661	0.3
85,355			Sonoco Products Co.	4,941,201	1.2
				20,373,266	5.1
			Real Estate: 6.4%
82,317			Brandywine Realty Trust	1,104,694	0.3
30,659			CareTrust REIT, Inc.	699,945	0.2
20,733			Cousins Properties, Inc.	835,125	0.2
20,323			Easterly Government Properties, Inc.	465,803	0.1
2,893			Equinix, Inc.	2,447,015	0.6
7,572			Essex Property Trust, Inc.	2,667,086	0.7
32,926			Four Corners Property Trust, Inc.	968,354	0.2
14,939			Getty Realty Corp.	479,393	0.1
10,929			Healthcare Realty Trust, Inc.	345,794	0.1
Shares			Value	Percentage of Net Assets
88,310		Healthcare Trust of America, Inc.	$2,948,671	0.7
104,194		Healthpeak Properties, Inc.	3,760,361	0.9
9,639		Highwoods Properties, Inc.	429,803	0.1
25,485		Kite Realty Group Trust	555,063	0.1
72,210		MGM Growth Properties LLC	2,949,778	0.7
9,910		National Health Investors, Inc.	569,528	0.2
13,670		Physicians Realty Trust	257,406	0.1
34,788		Regency Centers Corp.	2,621,276	0.7
18,634		Sabra Healthcare REIT, Inc.	252,304	0.1
26,139	(1)	Summit Hotel Properties, Inc.	255,117	0.1
23,241		Weyerhaeuser Co.	957,064	0.2
			25,569,580	6.4
		Utilities: 5.6%
24,499		Atmos Energy Corp.	2,566,760	0.6
79,732		Edison International	5,441,709	1.4
28,074		Evergy, Inc.	1,926,157	0.5
20,715		Eversource Energy	1,884,651	0.5
69,513		NorthWestern Corp.	3,973,363	1.0
36,656		Pinnacle West Capital Corp.	2,587,547	0.6
23,645		South Jersey Industries, Inc.	617,608	0.2
30,123		Spire, Inc.	1,964,622	0.5
18,692		Xcel Energy, Inc.	1,265,448	0.3
			22,227,865	5.6
		Total Common Stock (Cost $327,585,076)	392,985,811	98.3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.4%
		Repurchase Agreements: 1.5%
1,381,020	(4)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,381,026, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $1,408,640, due 09/01/28-01/01/61)	$1,381,020	0.3

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
409,404	(4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $409,406, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $417,594, due 04/07/22-04/01/51)	$409,404	0.1
1,381,020	(4)	Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $1,381,025, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,408,640, due 02/10/22-01/01/52)	1,381,020	0.3
1,381,020	(4)	HSBC Securities USA, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,381,026, collateralized by various U.S. Government Agency Obligations, 1.875%-6.500%, Market Value plus accrued interest $1,408,640, due 01/20/27-05/20/51)	1,381,020	0.4
Principal Amount†			Value	Percentage of Net Assets
1,381,020	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,381,026, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,408,640, due 05/15/22-12/01/51)	$1,381,020	0.4
		Total Repurchase Agreements (Cost $5,933,484)	5,933,484	1.5
Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.9%
7,589,129	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $7,589,129)	$7,589,129	1.9
		Total Short-Term Investments (Cost $13,522,613)	13,522,613	3.4
		Total Investments in Securities (Cost $341,107,689)	$406,508,424	101.7
		Liabilities in Excess of Other Assets	(6,814,637)	(1.7)
		Net Assets	$399,693,787	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  Security is a Master Limited Partnership.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$4,978,734	$—	$—	$4,978,734
Consumer Discretionary	35,641,774	4,062,547	—	39,704,321
Consumer Staples	22,633,444	6,115,407	—	28,748,851
Energy	15,055,851	—	—	15,055,851
Financials	86,887,808	—	—	86,887,808
Health Care	50,983,227	—	—	50,983,227
Industrials	60,460,197	3,058,378	—	63,518,575
Information Technology	34,937,733	—	—	34,937,733
Materials	16,400,581	3,972,685	—	20,373,266
Real Estate	25,569,580	—	—	25,569,580
Utilities	22,227,865	—	—	22,227,865
Total Common Stock	375,776,794	17,209,017	—	392,985,811
Short-Term Investments	7,589,129	5,933,484	—	13,522,613
Total Investments, at fair value	$383,365,923	$23,142,501	$—	$406,508,424
Other Financial Instruments+
Forward Foreign Currency Contracts	—	30,762	—	30,762
Total Assets	$383,365,923	$23,173,263	$—	$406,539,186
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(237,171)	$—	$(237,171)
Total Liabilities	$—	$(237,171)	$—	$(237,171)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	58,157	JPY	6,667,968	Bank of America N.A.	03/31/22	$144
USD	53,460	JPY	6,110,174	Bank of America N.A.	03/31/22	301
JPY	9,589,362	USD	84,423	Bank of America N.A.	03/31/22	(994)
USD	2,302,199	JPY	261,224,801	Bank of America N.A.	03/31/22	29,492
USD	7,076,792	EUR	6,249,651	Credit Suisse International	03/31/22	(51,437)
USD	177,327	EUR	155,984	Credit Suisse International	03/31/22	825
USD	144,848	GBP	107,448	JPMorgan Chase Bank N.A.	03/31/22	(532)
USD	5,701,476	GBP	4,312,080	JPMorgan Chase Bank N.A.	03/31/22	(132,871)
USD	51,128	NOK	451,253	UBS AG	03/31/22	(30)
USD	16,528	SEK	149,778	UBS AG	03/31/22	(60)
USD	16,215	SEK	147,151	UBS AG	03/31/22	(82)
USD	658,312	SEK	6,004,272	UBS AG	03/31/22	(6,652)
USD	1,696,473	NOK	15,356,928	UBS AG	03/31/22	(44,513)
						$(206,409)

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY   PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Currency Abbreviations

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

SEK — Swedish Krona

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$30,762
Total Asset Derivatives		$30,762
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$237,171
Total Liability Derivatives		$237,171

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,058,873
Total	$1,058,873
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(86,344)
Total	$(86,344)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $346,284,095.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$71,634,053
Gross Unrealized Depreciation	(11,512,575)
Net Unrealized Appreciation	$60,121,478

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.0%
		Communication Services: 3.6%
510,000	(1)	Iridium Communications, Inc.	$21,057,900	3.2
152,351		Manchester United PLC - Class A	2,169,478	0.4
			23,227,378	3.6
		Consumer Discretionary: 22.2%
88,500	(1)	Bright Horizons Family Solutions, Inc.	11,140,380	1.7
292,500		Choice Hotels International, Inc.	45,627,075	7.0
31,693		Krispy Kreme, Inc.	599,632	0.1
84,900		Marriott Vacations Worldwide Corp.	14,346,402	2.2
380,000	(1)	Penn National Gaming, Inc.	19,703,000	3.0
82,500		Red Rock Resorts, Inc.	4,538,325	0.7
15,000	(1)	Sweetgreen, Inc.	480,000	0.1
146,000		Vail Resorts, Inc.	47,873,400	7.3
10,000	(1)	Warby Parker, Inc.	465,600	0.1
			144,773,814	22.2
		Financials: 31.4%
394,000	(1)	Arch Capital Group Ltd.	17,513,300	2.7
129,700		Carlyle Group, Inc./The	7,120,530	1.1
139,000		Cohen & Steers, Inc.	12,858,890	2.0
35,400		Essent Group Ltd.	1,611,762	0.2
77,848		Factset Research Systems, Inc.	37,834,906	5.8
30,325		Houlihan Lokey, Inc.	3,139,244	0.5
72,130		Kinsale Capital Group, Inc.	17,159,006	2.6
34,260		Moelis & Co.	2,141,593	0.3
65,871		Morningstar, Inc.	22,527,223	3.4
108,500		MSCI, Inc. - Class A	66,476,865	10.2
109,400		Primerica, Inc.	16,767,738	2.6
			205,151,057	31.4
		Health Care: 14.6%
48,200		Bio-Techne Corp.	24,935,788	3.8
110,800		Dechra Pharmaceuticals PLC	8,008,015	1.2
43,000	(1)	Denali Therapeutics, Inc.	1,917,800	0.3
44,500	(1)	Idexx Laboratories, Inc.	29,301,470	4.5
Shares				Value	Percentage of Net Assets
6,013	(1)		Mettler Toledo International, Inc.	$10,205,324	1.6
83,100	(1)		Neogen Corp.	3,773,571	0.6
46,000	(1)		Schrodinger, Inc./ United States	1,602,180	0.2
33,500			West Pharmaceutical Services, Inc.	15,711,835	2.4
				95,455,983	14.6
			Industrials: 7.4%
63,153	(1)		BrightView Holdings, Inc.	889,194	0.1
347,500	(1)		CoStar Group, Inc.	27,462,925	4.2
475,725	(2)		Marel HF	3,217,176	0.5
4,129,898	(1	),(3),(4)	Northvolt AB - Series E	1,151,345	0.2
103,000	(1)		Trex Co., Inc.	13,908,090	2.1
237,578	(1)		Velo3D, Inc.	1,855,484	0.3
				48,484,214	7.4
			Information Technology: 14.6%
53,870	(1)		Altair Engineering, Inc.	4,165,229	0.6
75,000	(1)		ANSYS, Inc.	30,084,000	4.6
108,732	(1)		Gartner, Inc.	36,351,282	5.6
100,000	(1)		Guidewire Software, Inc.	11,353,000	1.8
4,500			Littelfuse, Inc.	1,416,060	0.2
191,696	(1)		Mirion Technologies, Inc.	2,007,057	0.3
122,020			SS&C Technologies Holdings, Inc.	10,003,200	1.5
				95,379,828	14.6
			Real Estate: 6.2%
64,824			Alexandria Real Estate Equities, Inc.	14,453,159	2.2
278,500			Douglas Emmett, Inc.	9,329,750	1.5
337,835			Gaming and Leisure Properties, Inc.	16,439,051	2.5
				40,221,960	6.2
			Total Common Stock (Cost $112,437,049)	652,694,234	100.0
			Assets in Excess of Other Liabilities	223,207	0.0
			Net Assets	$652,917,441	100.0

(1)  Non-income producing security.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $1,151,345 or 0.2% of net assets. Please refer to the table below for additional details.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$23,227,378	$—	$—	$23,227,378
Consumer Discretionary	144,773,814	—	—	144,773,814
Financials	205,151,057	—	—	205,151,057
Health Care	87,447,968	8,008,015	—	95,455,983
Industrials	47,332,869	—	1,151,345	48,484,214
Information Technology	95,379,828	—	—	95,379,828
Real Estate	40,221,960	—	—	40,221,960
Total Common Stock	643,534,874	8,008,015	1,151,345	652,694,234
Total Investments, at fair value	$643,534,874	$8,008,015	$1,151,345	$652,694,234

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2021, VY® Baron Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Northvolt AB - Series E	9/21/2020	$651,737	$1,151,345
		$651,737	$1,151,345

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $114,535,511.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$539,031,809
Gross Unrealized Depreciation	(873,086)
Net Unrealized Appreciation	$538,158,723

See Accompanying Notes to Financial Statements

VY® COLUMBIA   PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.5%
		Communication Services: 11.8%
5,306		Activision Blizzard, Inc.	$353,008	0.2
1,946	(1)	Alphabet, Inc. - Class A	5,637,640	2.6
2,081	(1)	Alphabet, Inc. - Class C	6,021,561	2.8
42,580		AT&T, Inc.	1,047,468	0.5
54,016		Comcast Corp. - Class A	2,718,625	1.3
24,190	(1)	Endeavor Group Holdings, Inc.	843,989	0.4
14,544	(1)	Meta Platforms, Inc.	4,891,875	2.3
19,358	(1)	T-Mobile US, Inc.	2,245,141	1.1
8,270	(1)	Walt Disney Co.	1,280,940	0.6
			25,040,247	11.8
		Consumer Discretionary: 9.2%
2,826	(1)	Amazon.com, Inc.	9,422,845	4.4
17,012		eBay, Inc.	1,131,298	0.5
40,913		Gap, Inc.	722,114	0.4
7,698		Lowe's Cos, Inc.	1,989,779	0.9
11,303		McDonald's Corp.	3,029,995	1.4
45,765		Tapestry, Inc.	1,858,059	0.9
1,808	(1)	Ulta Beauty, Inc.	745,511	0.4
30,079	(1)	Under Armour, Inc. - Class A	637,374	0.3
			19,536,975	9.2
		Consumer Staples: 4.5%
46,470		Mondelez International, Inc.	3,081,426	1.5
23,352		Philip Morris International, Inc.	2,218,440	1.0
53,561		Sysco Corp.	4,207,216	2.0
			9,507,082	4.5
		Energy: 3.0%
41,348		Canadian Natural Resources Ltd.	1,746,953	0.8
25,056		Chevron Corp.	2,940,321	1.4
17,971		EOG Resources, Inc.	1,596,364	0.8
			6,283,638	3.0
		Financials: 10.0%
3,837		American Express Co.	627,733	0.3
1,784		Aon PLC	536,199	0.2
85,787		Bank of America Corp.	3,816,664	1.8
18,964	(1)	Berkshire Hathaway, Inc. - Class B	5,670,236	2.7
2,235		Blackrock, Inc.	2,046,277	1.0
Shares			Value	Percentage of Net Assets
19,650		JPMorgan Chase & Co.	$3,111,577	1.5
10,297		Morgan Stanley	1,010,754	0.5
30,289		State Street Corp.	2,816,877	1.3
6,574		Willis Towers Watson PLC	1,561,259	0.7
			21,197,576	10.0
		Health Care: 13.4%
26,478		Abbott Laboratories	3,726,514	1.7
5,041		Anthem, Inc.	2,336,705	1.1
18,781		Baxter International, Inc.	1,612,161	0.8
3,554	(1)	Biogen, Inc.	852,676	0.4
16,766	(1)	BioMarin Pharmaceutical, Inc.	1,481,276	0.7
27,901		CVS Health Corp.	2,878,267	1.3
33,877		Dentsply Sirona, Inc.	1,889,998	0.9
11,764		Eli Lilly & Co.	3,249,452	1.5
30,956		Johnson & Johnson	5,295,643	2.5
28,438		Medtronic PLC	2,941,911	1.4
10,466	(1)	Vertex Pharmaceuticals, Inc.	2,298,333	1.1
			28,562,936	13.4
		Industrials: 8.3%
15,537		Carrier Global Corp.	842,727	0.4
10,573		Honeywell International, Inc.	2,204,576	1.0
65,540		Raytheon Technologies Corp.	5,640,372	2.7
50,890	(1)	Southwest Airlines Co.	2,180,128	1.0
9,946		Stanley Black & Decker, Inc.	1,876,014	0.9
65,347	(1)	Uber Technologies, Inc.	2,740,000	1.3
8,664		Union Pacific Corp.	2,182,722	1.0
			17,666,539	8.3
		Information Technology: 32.3%
4,857	(1)	Adobe, Inc.	2,754,211	1.3
9,070	(1)	Akamai Technologies, Inc.	1,061,553	0.5
76,550		Apple, Inc.	13,592,984	6.4
6,884	(1)	Autodesk, Inc.	1,935,712	0.9
33,135		Cisco Systems, Inc.	2,099,765	1.0
16,242		Fidelity National Information Services, Inc.	1,772,814	0.8
11,469		Global Payments, Inc.	1,550,379	0.7
10,291	(1)	GLOBALFOUNDRIES, Inc.	668,606	0.3
13,355		International Business Machines Corp.	1,785,029	0.8

See Accompanying Notes to Financial Statements

VY® COLUMBIA   PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
3,209			Intuit, Inc.	$2,064,093	1.0
3,172			Lam Research Corp.	2,281,144	1.1
14,431			Marvell Technology, Inc.	1,262,568	0.6
12,443			Mastercard, Inc. - Class A	4,471,019	2.1
16,147			Micron Technology, Inc.	1,504,093	0.7
44,982			Microsoft Corp.	15,128,346	7.1
12,239			Nvidia Corp.	3,599,612	1.7
5,608	(1)		Palo Alto Networks, Inc.	3,122,310	1.5
7,710	(1)		PayPal Holdings, Inc.	1,453,952	0.7
29,246			TE Connectivity Ltd.	4,718,550	2.2
8,728			Visa, Inc. - Class A	1,891,445	0.9
				68,718,185	32.3
			Materials: 3.1%
1,907			Air Products & Chemicals, Inc.	580,224	0.3
40,732			Corteva, Inc.	1,925,809	0.9
10,861			International Flavors & Fragrances, Inc.	1,636,210	0.8
17,669			Newmont Corp.	1,095,831	0.5
17,641			Nutrien Ltd.	1,326,603	0.6
				6,564,677	3.1
			Real Estate: 1.2%
5,686			American Tower Corp.	1,663,155	0.8
14,868	(1)		Zillow Group, Inc. - Class C	949,322	0.4
				2,612,477	1.2
			Utilities: 1.7%
28,249			American Electric Power Co., Inc.	2,513,314	1.2
17,677			Public Service Enterprise Group, Inc.	1,179,586	0.5
				3,692,900	1.7
			Total Common Stock (Cost $157,903,994)	209,383,232	98.5
OTHER(2): —%
			Materials: —%
649,000	(3	),(4)	SINO Forest Corp. (Escrow)	—	—
			Total Other (Cost $—)	—	—
			Total Long-Term Investments (Cost $157,903,994)	209,383,232	98.5
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
3,303,059	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $3,303,059)	$3,303,059	1.6
		Total Short-Term Investments (Cost $3,303,059)	3,303,059	1.6
		Total Investments in Securities (Cost $161,207,053)	$212,686,291	100.1
		Liabilities in Excess of Other Assets	(155,282)	(0.1)
		Net Assets	$212,531,009	100.0

(1)  Non-income producing security.

(2)  Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $— or 0.0% of net assets. Please refer to the table below for additional details.

(5)  Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

VY® COLUMBIA   PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$209,383,232	$—	$—	$209,383,232
Other	—	—	—	—
Short-Term Investments	3,303,059	—	—	3,303,059
Total Investments, at fair value	$212,686,291	$—	$—	$212,686,291

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, VY® Columbia Contrarian Core Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
SINO Forest Corp. (Escrow)	3/1/2013	$—	$—
		$—	$—

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $161,540,234.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$52,876,743
Gross Unrealized Depreciation	(1,730,686)
Net Unrealized Appreciation	$51,146,057

See Accompanying Notes to Financial Statements

VY® COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Communication Services: 1.1%
14,500		Nexstar Media Group, Inc.	$2,189,210	1.1
		Consumer Discretionary: 7.8%
16,800	(1)	Childrens Place, Inc./The	1,332,072	0.7
59,199		Dana, Inc.	1,350,921	0.7
133,310	(1)	F45 Training Holdings, Inc.	1,451,746	0.7
17,700	(1)	Genesco, Inc.	1,135,809	0.6
53,900	(1)	Goodyear Tire & Rubber Co.	1,149,148	0.6
50,900		International Game Technology PLC	1,471,519	0.8
25,900		KB Home	1,158,507	0.6
74,800		Macy's, Inc.	1,958,264	1.0
122,200	(1)	Petco Health & Wellness Co., Inc.	2,418,338	1.2
21,800		Red Rock Resorts, Inc.	1,199,218	0.6
14,800		Rocky Brands, Inc.	589,040	0.3
			15,214,582	7.8
		Consumer Staples: 3.8%
37,500	(1)	BellRing Brands, Inc.	1,069,875	0.5
35,100	(1)	BJ's Wholesale Club Holdings, Inc.	2,350,647	1.2
39,300	(1)	Chefs' Warehouse Holdings, Inc.	1,308,690	0.7
55,100	(1)	United Natural Foods, Inc.	2,704,308	1.4
			7,433,520	3.8
		Energy: 6.5%
72,300	(1)	Antero Resources Corp.	1,265,250	0.6
131,593		Coterra Energy, Inc.	2,500,267	1.3
51,500		Matador Resources Co.	1,901,380	1.0
92,500		Ovintiv, Inc.	3,117,250	1.6
45,300		PDC Energy, Inc.	2,209,734	1.1
59,300		SM Energy Co.	1,748,164	0.9
			12,742,045	6.5
		Financials: 29.0%
42,400		Ameris Bancorp.	2,106,432	1.1
22,700		Amerisafe, Inc.	1,221,941	0.6
41,000		Argo Group International Holdings Ltd.	2,382,510	1.2
59,000		Atlantic Union Bankshares Corp.	2,200,110	1.1
56,100	(1)	Axos Financial, Inc.	3,136,551	1.6
83,800	(1)	Bancorp, Inc.	2,120,978	1.1
61,500		Blackstone Mortgage Trust, Inc.	1,883,130	1.0
Shares			Value	Percentage of Net Assets
50,600		Cathay General Bancorp.	$2,175,294	1.1
28,600		Community Bank System, Inc.	2,130,128	1.1
36,500		Cowen, Inc.	1,317,650	0.7
45,300	(1)	Focus Financial Partners, Inc.	2,705,316	1.4
43,700		Hancock Whitney Corp.	2,185,874	1.1
40,000		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,124,800	1.1
22,800		Houlihan Lokey, Inc.	2,360,256	1.2
21,500		Independent Bank Corp.	1,752,895	0.9
27,300		Independent Bank Group, Inc.	1,969,695	1.0
127,700		MGIC Investment Corp.	1,841,434	0.9
44,102		Pacific Premier Bancorp, Inc.	1,765,403	0.9
29,200		Popular, Inc.	2,395,568	1.2
61,800		Radian Group, Inc.	1,305,834	0.7
43,700		Renasant Corp.	1,658,415	0.8
52,800		Sandy Spring Bancorp, Inc.	2,538,624	1.3
83,400		SLM Corp.	1,640,478	0.8
48,100		Starwood Property Trust, Inc.	1,168,830	0.6
21,950		Stifel Financial Corp.	1,545,719	0.8
19,452	(1)	Triumph Bancorp, Inc.	2,316,344	1.2
26,600		UMB Financial Corp.	2,822,526	1.4
41,300		WSFS Financial Corp.	2,069,956	1.1
			56,842,691	29.0
		Health Care: 5.6%
12,200	(1)	Apellis Pharmaceuticals, Inc.	576,816	0.3
7,769	(1)	Arcutis Biotherapeutics, Inc.	161,129	0.1
16,900	(1)	Arena Pharmaceuticals, Inc.	1,570,686	0.8
36,900	(1)	Atara Biotherapeutics, Inc.	581,544	0.3
14,600	(1)	Cytokinetics, Inc.	665,468	0.3
8,700	(1)	Integer Holdings Corp.	744,633	0.4
40,200	(1)	Invitae Corp.	613,854	0.3
29,600	(1)	Iovance Biotherapeutics, Inc.	565,064	0.3
33,000	(1)	Merit Medical Systems, Inc.	2,055,900	1.1
33,300	(1)	Myriad Genetics, Inc.	919,080	0.5
22,200	(1)	Tenet Healthcare Corp.	1,813,518	0.9
19,800	(1)	Varex Imaging Corp.	624,690	0.3
			10,892,382	5.6

See Accompanying Notes to Financial Statements

VY® COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Industrials: 18.7%
30,100		Altra Industrial Motion Corp.	$1,552,257	0.8
78,600	(1)	API Group Corp.	2,025,522	1.0
23,900		ArcBest Corp.	2,864,415	1.5
11,800	(1)	Atlas Air Worldwide Holdings, Inc.	1,110,616	0.6
22,700	(1)	Beacon Roofing Supply, Inc.	1,301,845	0.7
43,100	(1)	Bloom Energy Corp.	945,183	0.5
63,100	(1)	Core & Main, Inc.	1,914,454	1.0
17,500		EMCOR Group, Inc.	2,229,325	1.1
46,200	(1)	Evoqua Water Technologies Corp.	2,159,850	1.1
15,700		Herc Holdings, Inc.	2,457,835	1.3
21,900		ICF International, Inc.	2,245,845	1.1
54,300		KBR, Inc.	2,585,766	1.3
36,841		Kforce, Inc.	2,771,180	1.4
11,600	(1)	Masonite International Corp.	1,368,220	0.7
11,200	(1)	Mastec, Inc.	1,033,536	0.5
21,700		Moog, Inc.	1,757,049	0.9
12,500		Science Applications International Corp.	1,044,875	0.5
26,700	(1)	Skywest, Inc.	1,049,310	0.5
21,700	(1)	Sunrun, Inc.	744,310	0.4
39,500		Triton International Ltd.	2,379,085	1.2
65,400	(1)	Triumph Group, Inc.	1,211,862	0.6
			36,752,340	18.7
		Information Technology: 9.1%
13,200	(1)	Cerence, Inc.	1,011,648	0.5
25,000	(1)	Diodes, Inc.	2,745,250	1.4
15,500	(1)	ExlService Holdings, Inc.	2,243,935	1.2
16,200		Kulicke & Soffa Industries, Inc.	980,748	0.5
109,800	(1)	Magnachip Semiconductor Corp.	2,302,506	1.2
13,900	(1)	Marathon Digital Holdings, Inc.	456,754	0.2
41,865	(1)	SMART Global Holdings, Inc.	2,971,996	1.5
38,800	(1)	SunPower Corp.	809,756	0.4
8,600	(1)	Synaptics, Inc.	2,489,786	1.3
31,000	(1)	Ultra Clean Holdings, Inc.	1,778,160	0.9
			17,790,539	9.1
		Materials: 6.6%
24,200	(1)	Arconic Corp.	798,842	0.4
9,000		Ashland Global Holdings, Inc.	968,940	0.5
32,700		Avient Corp.	1,829,565	0.9
52,800	(1)	Cleveland-Cliffs, Inc.	1,149,456	0.6
Shares			Value	Percentage of Net Assets
12,800		HB Fuller Co.	$1,036,800	0.5
30,520	(1)	Intrepid Potash, Inc.	1,304,120	0.7
23,100	(1)	Livent Corp.	563,178	0.3
22,149		Materion Corp.	2,036,379	1.0
46,800	(1)	Orion Engineered Carbons SA	859,248	0.4
62,200	(1)	Summit Materials, Inc.	2,496,708	1.3
			13,043,236	6.6
		Real Estate: 7.0%
54,100		American Assets Trust, Inc.	2,030,373	1.0
24,300		Centerspace	2,694,870	1.4
46,500		First Industrial Realty Trust, Inc.	3,078,300	1.6
29,600		Hudson Pacific Properties, Inc.	731,416	0.4
10,900		PS Business Parks, Inc.	2,007,453	1.0
54,600	(1)	Sunstone Hotel Investors, Inc.	640,458	0.3
132,600		Tanger Factory Outlet Centers, Inc.	2,556,528	1.3
			13,739,398	7.0
		Utilities: 4.6%
49,800		Clearway Energy, Inc. - Class C	1,794,294	0.9
37,900		New Jersey Resources Corp.	1,556,174	0.8
20,000		ONE Gas, Inc.	1,551,800	0.8
44,900		Portland General Electric Co.	2,376,108	1.2
66,965		South Jersey Industries, Inc.	1,749,126	0.9
			9,027,502	4.6
		Total Common Stock (Cost $135,954,576)	195,667,445	99.8
SHORT-TERM INVESTMENTS: 1.1%
		Mutual Funds: 1.1%
2,254,436	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $2,254,436)	2,254,436	1.1
		Total Short-Term Investments (Cost $2,254,436)	2,254,436	1.1
		Total Investments in Securities (Cost $138,209,012)	$197,921,881	100.9
		Liabilities in Excess of Other Assets	(1,677,878)	(0.9)
		Net Assets	$196,244,003	100.0

(1)  Non-income producing security.

(2)  Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

VY® COLUMBIA  PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$195,667,445	$—	$—	$195,667,445
Short-Term Investments	2,254,436	—	—	2,254,436
Total Investments, at fair value	$197,921,881	$—	$—	$197,921,881

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $138,471,221.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$63,142,607
Gross Unrealized Depreciation	(3,691,948)
Net Unrealized Appreciation	$59,450,659

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Communication Services: 1.3%
77,867		Comcast Corp. - Class A	$3,919,046	1.3
		Consumer Discretionary: 4.5%
1,649	(1)	Booking Holdings, Inc.	3,956,330	1.3
22,522		eBay, Inc.	1,497,713	0.5
100,418	(1)	General Motors Co.	5,887,507	2.0
52,806	(1)	Las Vegas Sands Corp.	1,987,618	0.7
			13,329,168	4.5
		Consumer Staples: 8.7%
77,565		Altria Group, Inc.	3,675,805	1.2
93,674		Coca-Cola Co.	5,546,438	1.9
26,347		Colgate-Palmolive Co.	2,248,453	0.8
25,587		Kimberly-Clark Corp.	3,656,894	1.2
51,544		Kraft Heinz Co.	1,850,430	0.6
92,590		Philip Morris International, Inc.	8,796,050	3.0
			25,774,070	8.7
		Energy: 11.4%
67,487		Canadian Natural Resources Ltd.	2,851,638	1.0
48,322		Chevron Corp.	5,670,587	1.9
35,995		ConocoPhillips	2,598,119	0.9
127,004		Devon Energy Corp.	5,594,526	1.9
44,139		Hess Corp.	3,267,610	1.1
289,713		Marathon Oil Corp.	4,757,087	1.6
26,753		Pioneer Natural Resources Co.	4,865,836	1.7
156,853		Suncor Energy, Inc.	3,926,031	1.3
			33,531,434	11.4
		Financials: 23.3%
20,879		Allstate Corp.	2,456,414	0.8
121,705		American International Group, Inc.	6,920,146	2.3
224,683		Bank of America Corp.	9,996,147	3.4
90,632		Bank of New York Mellon Corp.	5,263,907	1.8
8,143		Capital One Financial Corp.	1,181,468	0.4
139,879		Citigroup, Inc.	8,447,293	2.9
85,576		Citizens Financial Group, Inc.	4,043,466	1.4
92,150		Fifth Third Bancorp	4,013,132	1.4
Shares			Value	Percentage of Net Assets
12,230		Goldman Sachs Group, Inc.	$4,678,586	1.6
95,635		Huntington Bancshares, Inc.	1,474,692	0.5
23,700		JPMorgan Chase & Co.	3,752,895	1.3
43,489		Metlife, Inc.	2,717,628	0.9
41,777		Morgan Stanley	4,100,830	1.4
25,321		State Street Corp.	2,354,853	0.8
150,105		Wells Fargo & Co.	7,202,038	2.4
			68,603,495	23.3
		Health Care: 15.5%
15,759		Anthem, Inc.	7,304,927	2.5
5,190		Becton Dickinson & Co.	1,305,181	0.4
42,899		Bristol-Myers Squibb Co.	2,674,753	0.9
57,310		CVS Health Corp.	5,912,100	2.0
32,801		Dentsply Sirona, Inc.	1,829,968	0.6
14,034		HCA Healthcare, Inc.	3,605,615	1.2
37,308	(1)	Henry Schein, Inc.	2,892,489	1.0
28,915		Johnson & Johnson	4,946,489	1.7
17,708		McKesson Corp.	4,401,677	1.5
34,210		Merck & Co., Inc.	2,621,854	0.9
80,698		Sanofi ADR	4,042,970	1.4
2,804		UnitedHealth Group, Inc.	1,408,001	0.5
21,386		Universal Health Services, Inc.	2,772,909	0.9
			45,718,933	15.5
		Industrials: 12.9%
24,687		Caterpillar, Inc.	5,103,790	1.7
32,927		Eaton Corp. PLC	5,690,444	1.9
54,200		Emerson Electric Co.	5,038,974	1.7
18,946		FedEx Corp.	4,900,194	1.7
36,951		General Electric Co.	3,490,761	1.2
70,740		Johnson Controls International plc	5,751,870	1.9
48,936		Textron, Inc.	3,777,859	1.3
47,119		Westinghouse Air Brake Technologies Corp.	4,340,131	1.5
			38,094,023	12.9
		Information Technology: 12.7%
75,057		CDK Global, Inc.	3,132,879	1.1
107,425		Cisco Systems, Inc.	6,807,522	2.3
72,328		Cognizant Technology Solutions Corp.	6,416,940	2.2
111,974	(1)	DXC Technology Co.	3,604,443	1.2
43,294		Intel Corp.	2,229,641	0.7
15,625		Microsoft Corp.	5,255,000	1.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Information Technology (continued)
24,079		NXP Semiconductor NV - NXPI - US	$5,484,715	1.9
24,554		Qualcomm, Inc.	4,490,190	1.5
			37,421,330	12.7
		Materials: 4.5%
62,883		CF Industries Holdings, Inc.	4,450,859	1.5
99,684		Corteva, Inc.	4,713,059	1.6
85,724		International Paper Co.	4,027,314	1.4
			13,191,232	4.5
		Real Estate: 1.0%
176,514	(1)	Host Hotels & Resorts, Inc.	3,069,578	1.0
		Utilities: 1.7%
84,732		Exelon Corp.	4,894,120	1.7
		Total Common Stock (Cost $212,159,327)	287,546,429	97.5
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
		Mutual Funds: 3.5%
10,252,966	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $10,252,966)	$10,252,966	3.5
		Total Short-Term Investments (Cost $10,252,966)	10,252,966	3.5
		Total Investments in Securities (Cost $222,412,293)	$297,799,395	101.0
		Liabilities in Excess of Other Assets	(2,809,638)	(1.0)
		Net Assets	$294,989,757	100.0

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$287,546,429	$—	$—	$287,546,429
Short-Term Investments	10,252,966	—	—	10,252,966
Total Investments, at fair value	$297,799,395	$—	$—	$297,799,395
Other Financial Instruments+
Forward Foreign Currency Contracts	—	4,727	—	4,727
Total Assets	$297,799,395	$4,727	$—	$297,804,122
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(52,328)	$—	$(52,328)
Total Liabilities	$—	$(52,328)	$—	$(52,328)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	172,528	USD	135,249	CIBC World Markets Corp.	01/07/22	$1,141
USD	3,317,988	CAD	4,249,268	CIBC World Markets Corp.	01/07/22	(41,239)
USD	54,272	EUR	47,986	Deutsche Bank AG	01/07/22	(364)
CAD	92,380	USD	71,876	Deutsche Bank AG	01/07/22	1,154
USD	63,981	EUR	56,635	Deutsche Bank AG	01/07/22	(502)
CAD	120,915	USD	95,032	Deutsche Bank AG	01/07/22	557
USD	90,660	CAD	114,640	Goldman Sachs International	01/07/22	33
CAD	90,073	USD	69,606	JPMorgan Chase Bank N.A.	01/07/22	1,601
USD	103,660	CAD	132,808	RBC Capital Markets Corp.	01/07/22	(1,330)
USD	87,625	CAD	110,782	RBC Capital Markets Corp.	01/07/22	47
USD	1,904,493	EUR	1,679,394	RBC Capital Markets Corp.	01/07/22	(7,614)
USD	87,640	CAD	112,478	State Street Bank and Trust Co.	01/07/22	(1,279)
CAD	33,985	USD	26,672	UBS AG	01/04/22	194
						$(47,601)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$4,727
Total Asset Derivatives		$4,727
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$52,328
Total Liability Derivatives		$52,328

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$178,219
Total	$178,219
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$41,646
Total	$41,646

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:

	CIBC World Markets Corp.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	RBC Capital Markets Corp.	State Street Bank and Trust Co.	UBS AG	Totals
Assets:
Forward foreign currency contracts	$1,141	$1,711	$33	$1,601	$47	$—	$194	$4,727
Total Assets	$1,141	$1,711	$33	$1,601	$47	$—	$194	$4,727
Liabilities:
Forward foreign currency contracts	$41,239	$866	$—	$—	$8,944	$1,279	$—	$52,328
Total Liabilities	$41,239	$866	$—	$—	$8,944	$1,279	$—	$52,328
Net OTC derivative instruments by counterparty, at fair value	$(40,098)	$845	$33	$1,601	$(8,897)	$(1,279)	$194	$(47,601)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—				$—			$—
Net Exposure(1)	$(40,098)	$845	$33	$1,601	$(8,897)	$(1,279)	$194	$(47,601)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $229,280,137.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$77,225,302
Gross Unrealized Depreciation	(8,750,357)
Net Unrealized Appreciation	$68,474,945

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 63.2%
		Communication Services: 4.5%
18,158	(1)	Charter Communications, Inc.	$11,838,471	0.9
271,096		Comcast Corp. - Class A	13,644,262	1.0
15,371	(1)	NetFlix, Inc.	9,260,105	0.7
92,060	(1)	T-Mobile US, Inc.	10,677,119	0.8
89,565	(1)	Walt Disney Co.	13,872,723	1.1
			59,292,680	4.5
		Consumer Discretionary: 5.2%
1,905	(1)	Amazon.com, Inc.	6,351,918	0.5
4,621	(1)	Booking Holdings, Inc.	11,086,842	0.8
513,797	(1)	General Motors Co.	30,123,918	2.3
156,569	(1)	Las Vegas Sands Corp.	5,893,257	0.5
196,669		TJX Cos., Inc.	14,931,110	1.1
			68,387,045	5.2
		Consumer Staples: 3.3%
186,927		Diageo PLC	10,220,405	0.8
187,692		Philip Morris International, Inc.	17,830,740	1.3
97,358		Sysco Corp.	7,647,471	0.6
215,448	(1)	US Foods Holding Corp.	7,504,054	0.6
			43,202,670	3.3
		Energy: 4.5%
164,015		Canadian Natural Resources Ltd.	6,930,394	0.5
115,740		Chevron Corp.	13,582,089	1.1
238,917		ConocoPhillips	17,245,029	1.3
274,397		Devon Energy Corp.	12,087,188	0.9
46,520		Pioneer Natural Resources Co.	8,461,057	0.7
			58,305,757	4.5
		Financials: 14.1%
79,521		American Express Co.	13,009,636	1.0
355,365		American International Group, Inc.	20,206,054	1.5
565,552		Bank of America Corp.	25,161,409	1.9
145,128		Charles Schwab Corp.	12,205,265	0.9
364,805		Citizens Financial Group, Inc.	17,237,036	1.3
43,753		Goldman Sachs Group, Inc.	16,737,710	1.3
166,656		Morgan Stanley	16,358,953	1.3
40,227		PNC Financial Services Group, Inc.	8,066,318	0.6
240,735		Truist Financial Corp.	14,095,034	1.1
Shares			Value	Percentage of Net Assets
662,194		Wells Fargo & Co.	$31,772,068	2.4
41,154		Willis Towers Watson PLC	9,773,663	0.8
			184,623,146	14.1
		Health Care: 9.9%
21,388		Anthem, Inc.	9,914,194	0.8
211,810		Bristol-Myers Squibb Co.	13,206,354	1.0
96,633	(1)	Centene Corp.	7,962,559	0.6
49,202		Cigna Corp.	11,298,255	0.9
96,001		CVS Health Corp.	9,903,463	0.8
318,652		GlaxoSmithKline PLC	6,937,914	0.5
41,708		Johnson & Johnson	7,134,988	0.5
43,581		McKesson Corp.	10,832,929	0.8
83,949		Medtronic PLC	8,684,524	0.7
179,807		Merck & Co., Inc.	13,780,408	1.1
119,822		Pfizer, Inc.	7,075,489	0.5
106,065		Sanofi	10,642,974	0.8
49,586		Universal Health Services, Inc.	6,429,321	0.5
46,494		Zimmer Biomet Holdings, Inc.	5,906,598	0.4
			129,709,970	9.9
		Industrials: 7.8%
546,125		CSX Corp.	20,534,300	1.6
76,582		Emerson Electric Co.	7,119,829	0.5
32,908		General Dynamics Corp.	6,860,331	0.5
159,362		Johnson Controls International plc	12,957,724	1.0
34,304		Parker Hannifin Corp.	10,912,788	0.8
88,113		Quanta Services, Inc.	10,103,037	0.8
215,651		Raytheon Technologies Corp.	18,558,925	1.4
197,815		Textron, Inc.	15,271,318	1.2
			102,318,252	7.8
		Information Technology: 8.5%
306,560		Cisco Systems, Inc.	19,426,707	1.5
298,322		Cognizant Technology Solutions Corp.	26,467,128	2.0
166,069		Corning, Inc.	6,182,749	0.5
80,759	(1)	Fiserv, Inc.	8,381,976	0.6
254,327		Intel Corp.	13,097,840	1.0
43,647		NXP Semiconductor NV - NXPI - US	9,941,914	0.7
70,310		Qualcomm, Inc.	12,857,590	1.0
54,257	(1)	Splunk, Inc.	6,278,620	0.5
55,894		TE Connectivity Ltd.	9,017,938	0.7
			111,652,462	8.5

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Materials: 1.9%
209,153	(1)		Axalta Coating Systems Ltd.	$6,927,147	0.5
301,355			Barrick Gold Corp.	5,725,745	0.5
247,918			Corteva, Inc.	11,721,563	0.9
				24,374,455	1.9
			Real Estate: 1.9%
226,998	(1)		CBRE Group, Inc.	24,631,553	1.9
			Utilities: 1.6%
77,535			American Electric Power Co., Inc.	6,898,289	0.5
125,234			Exelon Corp.	7,233,516	0.6
170,332			FirstEnergy Corp.	7,084,108	0.5
				21,215,913	1.6
			Total Common Stock (Cost $583,540,881)	827,713,903	63.2
PREFERRED STOCK: 0.9%
			Energy: 0.5%
140,612	(2)		El Paso Energy Capital Trust I	7,113,561	0.5
			Financials: 0.4%
75,900			AMG Capital Trust II	4,454,381	0.4
4,000	(2	),(3)	Wells Fargo & Co.	107,160	0.0
				4,561,541	0.4
			Total Preferred Stock (Cost $10,847,296)	11,675,102	0.9
Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.9%
			Basic Materials: 0.1%
441,000	(4)		LYB Finance Co. BV, 8.100%, 03/15/2027	$565,962	0.1
195,000			International Paper Co., 6.000%, 11/15/2041	269,944	0.0
150,000			Rio Tinto Finance USA Ltd., 7.125%, 07/15/2028	195,713	0.0
211,000			Sherwin-Williams Co/The, 4.500%, 06/01/2047	263,626	0.0
				1,295,245	0.1
			Communications: 1.4%
2,307,000			Amazon.com, Inc., 2.875%, 05/12/2041	2,400,215	0.2
Principal Amount†			Value	Percentage of Net Assets
455,000		America Movil SAB de CV, 4.375%, 07/16/2042	$541,303	0.0
837,000		AT&T, Inc., 3.000%, 06/30/2022	843,442	0.1
125,000		AT&T, Inc., 3.500%, 09/15/2053	126,348	0.0
334,000		AT&T, Inc., 3.550%, 09/15/2055	335,776	0.0
533,000		AT&T, Inc., 4.300%, 02/15/2030	600,504	0.0
958,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	906,126	0.1
1,635,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/2022	1,659,301	0.1
171,000	(4)	Comcast Corp., 2.887%, 11/01/2051	165,836	0.0
283,000	(4)	Comcast Corp., 2.937%, 11/01/2056	270,305	0.0
910,000		Comcast Corp., 3.900%, 03/01/2038	1,031,621	0.1
1,055,000		Comcast Corp., 4.150%, 10/15/2028	1,198,428	0.1
188,000	(4)	Cox Communications, Inc., 2.950%, 10/01/2050	176,036	0.0
910,000		Rogers Communications, Inc., 4.300%, 02/15/2048	1,043,935	0.1
415,000		Rogers Communications, Inc., 4.500%, 03/15/2043	477,316	0.0
390,000		Telefonica Emisiones SAU, 4.665%, 03/06/2038	449,487	0.0
860,000		Telefonica Emisiones SAU, 5.213%, 03/08/2047	1,070,294	0.1
1,025,000	(4)	T-Mobile USA, Inc., 2.700%, 03/15/2032	1,032,472	0.1
714,000	(4)	T-Mobile USA, Inc., 3.400%, 10/15/2052	712,035	0.1
539,000		Verizon Communications, Inc., 3.400%, 03/22/2041	565,308	0.0
535,000		Verizon Communications, Inc., 4.400%, 11/01/2034	624,129	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Communications (continued)
833,000	Verizon Communications, Inc., 4.812%, 03/15/2039	$1,046,456	0.1
1,350,000	Walt Disney Co/The, 3.000%, 09/15/2022	1,373,745	0.1
		18,650,418	1.4
	Consumer, Cyclical: 0.7%
472,151	American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 04/01/2028	479,996	0.0
595,000	Dollar General Corp., 3.250%, 04/15/2023	609,571	0.0
563,000	General Motors Co., 6.600%, 04/01/2036	762,672	0.1
713,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	800,306	0.1
1,920,000	Home Depot, Inc./The, 2.625%, 06/01/2022	1,934,898	0.1
740,000	Starbucks Corp., 3.550%, 08/15/2029	809,047	0.1
2,400,000	Toyota Motor Credit Corp., 2.600%, 01/11/2022	2,401,025	0.2
232,656	United Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/2025	241,462	0.0
586,639	United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/2028	614,014	0.0
515,207	United Airlines 2018-1 Class AA Pass Through Trust, 3.500%, 09/01/2031	538,411	0.0
737,000	Walgreens Boots Alliance, Inc., 4.500%, 11/18/2034	848,850	0.1
		10,040,252	0.7
	Consumer, Non-cyclical: 1.5%
1,299,000	AbbVie, Inc., 4.050%, 11/21/2039	1,493,307	0.1
1,137,000	AbbVie, Inc., 4.500%, 05/14/2035	1,362,283	0.1
185,000	AbbVie, Inc., 4.850%, 06/15/2044	232,362	0.0
1,273,000	Altria Group, Inc., 5.800%, 02/14/2039	1,532,353	0.1
1,475,000	Anheuser-Busch Cos LLC / Anheuser- Busch InBev Worldwide, Inc., 4.700%, 02/01/2036	1,782,868	0.1
Principal Amount†			Value	Percentage of Net Assets
216,000		Anheuser-Busch Cos LLC / Anheuser- Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	$273,639	0.0
2,770,000		AstraZeneca PLC, 2.375%, 06/12/2022	2,787,698	0.2
498,000	(4)	Bayer US Finance II LLC, 4.375%, 12/15/2028	556,733	0.1
218,000		Becton Dickinson & Co., 4.875%, 05/15/2044	262,159	0.0
654,000		Bristol-Myers Squibb Co., 4.125%, 06/15/2039	774,992	0.1
107,000		Cigna Corp., 4.800%, 08/15/2038	131,847	0.0
620,000		CVS Health Corp., 3.375%, 08/12/2024	651,986	0.1
393,818		CVS Pass-Through Trust, 6.036%, 12/10/2028	449,105	0.0
1,975,000		Gilead Sciences, Inc., 3.250%, 09/01/2022	2,001,879	0.2
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/2038	117,261	0.0
1,232,000	(4)	Heineken NV, 3.500%, 01/29/2028	1,327,774	0.1
240,000		Ingredion, Inc., 6.625%, 04/15/2037	335,866	0.0
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/2045	516,036	0.1
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/2025	100,343	0.0
413,000		Medtronic, Inc., 4.375%, 03/15/2035	508,843	0.0
513,000		Molson Coors Beverage Co., 4.200%, 07/15/2046	570,050	0.1
275,000		Philip Morris International, Inc., 3.600%, 11/15/2023	288,531	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/2043	1,000,191	0.1
155,000		UnitedHealth Group, Inc., 3.500%, 08/15/2039	172,187	0.0
79,000		Zoetis, Inc., 4.700%, 02/01/2043	100,916	0.0
			19,331,209	1.5

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Energy: 1.0%
927,000		BP Capital Markets America, Inc., 2.939%, 06/04/2051	$892,271	0.1
612,000	(4)	Cameron LNG LLC, 3.701%, 01/15/2039	661,059	0.0
1,275,000		Chevron Corp., 2.498%, 03/03/2022	1,277,280	0.1
392,000		ConocoPhillips Co., 4.150%, 11/15/2034	445,209	0.0
182,000		Energy Transfer L.P., 4.200%, 09/15/2023	190,134	0.0
570,000		Energy Transfer L.P., 4.900%, 03/15/2035	645,916	0.0
723,000		Energy Transfer L.P., 5.000%, 05/15/2050	833,978	0.1
835,000		Energy Transfer L.P., 5.300%, 04/01/2044	958,241	0.1
833,000		Enterprise Products Operating LLC, 4.250%, 02/15/2048	945,182	0.1
700,000		Kinder Morgan, Inc., 5.300%, 12/01/2034	843,676	0.1
2,340,000		MPLX L.P., 4.500%, 07/15/2023	2,436,831	0.2
973,000		MPLX L.P., 4.500%, 04/15/2038	1,091,547	0.1
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/2022	296,461	0.0
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/2045	994,199	0.1
215,000		Texas Eastern Transmission L.P., 7.000%, 07/15/2032	291,588	0.0
			12,803,572	1.0
		Financial: 4.5%
391,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.850%, 10/29/2041	407,998	0.0
231,000		Air Lease Corp., 3.000%, 09/15/2023	237,166	0.0
1,870,000		Air Lease Corp., 4.250%, 09/15/2024	1,990,435	0.2
885,000		Aircastle Ltd., 4.400%, 09/25/2023	927,650	0.1
410,000		Allstate Corp./The, 3.280%, 12/15/2026	440,619	0.0
393,000		American Equity Investment Life Holding Co., 5.000%, 06/15/2027	445,336	0.0
Principal Amount†			Value	Percentage of Net Assets
543,000		American Express Co., 3.625%, 12/05/2024	$580,629	0.0
1,140,000		American International Group, Inc., 4.375%, 01/15/2055	1,402,319	0.1
831,000		American Tower Corp., 1.600%, 04/15/2026	823,319	0.1
455,000	(4)	ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/2022	455,623	0.0
440,000	(4)	Apollo Management Holdings L.P., 4.000%, 05/30/2024	466,412	0.0
285,000	(4)	Athene Global Funding, 2.750%, 06/25/2024	293,928	0.0
1,555,000	(4)	Athene Global Funding, 4.000%, 01/25/2022	1,558,275	0.1
1,128,000		Athene Holding Ltd., 3.450%, 05/15/2052	1,135,746	0.1
1,095,000	(4)	Aviation Capital Group LLC, 4.875%, 10/01/2025	$1,185,031	0.1
834,000	(3)	Bank of America Corp., 2.572%, 10/20/2032	838,613	0.1
720,000		Bank of America Corp., 3.248%, 10/21/2027	766,885	0.1
725,000	(4)	BBVA Bancomer SA/Texas, 4.375%, 04/10/2024	771,085	0.1
1,760,000		Brighthouse Financial, Inc., 3.850%, 12/22/2051	1,739,963	0.1
765,000		Brookfield Asset Management, Inc., 4.000%, 01/15/2025	818,258	0.1
1,140,000		Capital One Financial Corp., 3.200%, 01/30/2023	1,167,932	0.1
630,000	(3)	Citigroup, Inc., 3.668%, 07/24/2028	679,997	0.1
1,930,000		Citigroup, Inc., 4.000%, 08/05/2024	2,057,820	0.2
520,000		Citigroup, Inc., 4.750%, 05/18/2046	640,993	0.0
260,000		Citigroup, Inc., 5.300%, 05/06/2044	340,046	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/2043	845,560	0.1
472,000	(4)	Credit Suisse AG, 6.500%, 08/08/2023	509,125	0.0
1,348,000		Crown Castle International Corp., 2.500%, 07/15/2031	1,339,494	0.1
60,000		Crown Castle International Corp., 4.750%, 05/15/2047	73,798	0.0

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
1,013,000		CubeSmart L.P., 2.500%, 02/15/2032	$1,009,702	0.1
2,088,000	(4)	Delaware Life Global Funding, 2.662%, 06/29/2026	2,055,988	0.2
620,000		Discover Bank, 3.350%, 02/06/2023	634,986	0.0
2,275,000		EPR Properties, 4.750%, 12/15/2026	2,432,881	0.2
307,000	(3)	Goldman Sachs Group, Inc./The, 2.908%, 07/21/2042	305,802	0.0
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/2025	895,088	0.1
755,000	(4)	Guardian Life Global Funding, 2.900%, 05/06/2024	788,215	0.1
1,790,000	(3)	HSBC Holdings PLC, 2.633%, 11/07/2025	1,837,164	0.1
620,000	(4)	Jackson National Life Global Funding, 3.250%, 01/30/2024	646,515	0.1
550,000		JPMorgan Chase & Co., 3.200%, 06/15/2026	583,816	0.0
1,270,000	(3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	1,361,547	0.1
665,000	(3)	JPMorgan Chase & Co., 3.534%, 12/31/2199	667,485	0.1
1,270,000	(3)	JPMorgan Chase & Co., 3.897%, 01/23/2049	1,474,905	0.1
675,000	(3)	JPMorgan Chase & Co., 4.260%, 02/22/2048	827,207	0.1
443,000	(4)	KKR Group Finance Co. III LLC, 5.125%, 06/01/2044	572,727	0.0
950,000	(4)	Liberty Mutual Group, Inc., 3.950%, 05/15/2060	1,046,688	0.1
587,000		Lifestorage L.P./CA, 3.500%, 07/01/2026	628,683	0.0
285,000		Markel Corp., 5.000%, 03/30/2043	348,481	0.0
525,000		Markel Corp., 5.000%, 05/20/2049	670,915	0.1
2,360,000	(4)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/2024	2,508,793	0.2
1,040,000		Morgan Stanley, 4.000%, 07/23/2025	1,128,041	0.1
Principal Amount†			Value	Percentage of Net Assets
1,000,000	(4)	Nationwide Financial Services, Inc., 5.300%, 11/18/2044	$1,278,812	0.1
835,000		Office Properties Income Trust, 4.000%, 07/15/2022	846,196	0.1
590,000		PartnerRe Finance B LLC, 3.700%, 07/02/2029	643,296	0.1
755,000		PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	822,822	0.1
1,780,000	(4)	Protective Life Global Funding, 2.615%, 08/22/2022	1,804,440	0.1
200,000		Regency Centers L.P., 2.950%, 09/15/2029	207,793	0.0
300,000		Regency Centers L.P., 4.650%, 03/15/2049	373,583	0.0
259,000		Reinsurance Group of America, Inc., 4.700%, 09/15/2023	274,356	0.0
240,000		Service Properties Trust, 5.000%, 08/15/2022	240,018	0.0
805,000	(4)	Societe Generale SA, 5.000%, 01/17/2024	857,265	0.1
670,000		Synchrony Financial, 3.950%, 12/01/2027	720,032	0.1
445,000		Travelers Cos, Inc., 4.600%, 08/01/2043	569,882	0.0
585,000	(4)	UBS Group AG, 4.125%, 04/15/2026	639,005	0.0
410,000		US Bancorp, 3.100%, 04/27/2026	433,696	0.0
965,000		Wells Fargo & Co., 3.550%, 09/29/2025	1,029,200	0.1
470,000		Wells Fargo & Co., 4.100%, 06/03/2026	512,784	0.0
300,000		Wells Fargo & Co., 4.650%, 11/04/2044	364,010	0.0
315,000		Willis North America, Inc., 3.600%, 05/15/2024	330,108	0.0
350,000		WR Berkley Corp., 4.625%, 03/15/2022	352,801	0.0
			59,665,783	4.5
		Industrial: 0.8%
970,000		Avnet, Inc., 4.625%, 04/15/2026	1,064,236	0.1
1,585,000		Boeing Co/The, 5.805%, 05/01/2050	2,150,380	0.2

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrial (continued)
381,000		Canadian Pacific Railway Co., 3.000%, 12/02/2041	$390,342	0.0
330,000		CSX Corp., 5.500%, 04/15/2041	440,775	0.0
1,015,000		Deere & Co., 2.600%, 06/08/2022	1,019,551	0.1
295,000		FedEx Corp., 4.900%, 01/15/2034	356,492	0.0
461,000		Honeywell International, Inc., 0.483%, 08/19/2022	461,067	0.1
459,000		Norfolk Southern Corp., 3.400%, 11/01/2049	493,956	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/2023	289,260	0.0
345,000		Raytheon Technologies Corp., 4.450%, 11/16/2038	416,644	0.0
262,000		Rockwell Automation, Inc., 1.750%, 08/15/2031	254,864	0.0
970,000		Union Pacific Corp., 3.200%, 05/20/2041	1,034,622	0.1
157,000		Union Pacific Corp., 3.646%, 02/15/2024	164,164	0.0
375,000		Union Pacific Corp., 3.839%, 03/20/2060	442,947	0.0
730,000		Union Pacific Corp., 4.150%, 01/15/2045	868,623	0.1
330,000		United Parcel Service, Inc., 3.400%, 11/15/2046	372,071	0.0
			10,219,994	0.8
		Technology: 1.3%
1,146,000		Apple, Inc., 2.150%, 02/09/2022	1,148,082	0.1
435,000		Apple, Inc., 3.350%, 02/09/2027	472,371	0.0
1,030,000	(4)	Broadcom, Inc., 3.469%, 04/15/2034	1,079,435	0.1
1,185,000		Broadcom, Inc., 4.250%, 04/15/2026	1,293,531	0.1
242,000		Dell International LLC / EMC Corp., 5.450%, 06/15/2023	255,369	0.0
2,025,000		Dell International LLC / EMC Corp., 6.020%, 06/15/2026	2,342,921	0.2
9,000		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	14,995	0.0
1,630,000		Fiserv, Inc., 3.800%, 10/01/2023	1,704,540	0.1
Principal Amount†			Value	Percentage of Net Assets
1,385,000		International Business Machines Corp., 2.875%, 11/09/2022	$1,412,578	0.1
1,152,000		Marvell Technology, Inc., 2.450%, 04/15/2028	1,169,258	0.1
170,000		Micron Technology, Inc., 3.366%, 11/01/2041	174,812	0.0
200,000		Micron Technology, Inc., 4.663%, 02/15/2030	230,789	0.0
649,000		Microsoft Corp., 3.500%, 02/12/2035	742,346	0.1
795,000	(4)	NXP BV / NXP Funding LLC, 5.350%, 03/01/2026	899,124	0.1
985,000		Oracle Corp., 3.600%, 04/01/2040	989,533	0.1
1,000,000		salesforce.com, Inc., 2.700%, 07/15/2041	1,000,661	0.1
285,000		Texas Instruments, Inc., 2.625%, 05/15/2024	296,121	0.0
1,441,000		VMware, Inc., 1.000%, 08/15/2024	1,427,921	0.1
			16,654,387	1.3
		Utilities: 0.6%
620,000	(4)	Electricite de France SA, 4.875%, 01/22/2044	772,211	0.1
345,000		Georgia Power Co., 3.700%, 01/30/2050	367,804	0.0
2,410,000		NextEra Energy Capital Holdings, Inc., 0.650%, 03/01/2023	2,405,641	0.2
703,000		NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/2027	762,125	0.1
760,000		NiSource, Inc., 4.375%, 05/15/2047	897,188	0.1
605,000		Oglethorpe Power Corp., 4.550%, 06/01/2044	687,515	0.0
667,000		Sempra Energy, 3.800%, 02/01/2038	733,214	0.1
529,000		Xcel Energy, Inc., 0.500%, 10/15/2023	525,663	0.0
274,000		Xcel Energy, Inc., 3.500%, 12/01/2049	292,154	0.0
			7,443,515	0.6
		Total Corporate Bonds/Notes (Cost $144,695,678)	156,104,375	11.9

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
MUNICIPAL BONDS: 0.0%
			Georgia: 0.0%
317,000			Municipal Electric Authority of Georgia, 6.655%, 04/01/2057	$491,072	0.0
			Total Municipal Bonds (Cost $317,000)	491,072	0.0
U.S. TREASURY OBLIGATIONS: 10.4%
			U.S. Treasury Bonds: 1.7%
10,287,900	(5)		1.375%,11/15/2031	10,160,909	0.8
6,065,900			2.000%,08/15/2051	6,185,322	0.5
5,746,700			2.000%,11/15/2041	5,814,044	0.4
425,000			4.500%,02/15/2036	584,242	0.0
				22,744,517	1.7
			U.S. Treasury Notes: 8.7%
11,135,000	(5)		0.500%,11/30/2023	11,093,244	0.8
26,887,000			1.000%,12/15/2024	26,919,559	2.1
49,714,800	(5)		1.250%,11/30/2026	49,691,496	3.8
25,656,000			1.500%,11/30/2028	25,764,236	2.0
				113,468,535	8.7
			Total U.S. Treasury Obligations (Cost $135,926,004)	136,213,052	10.4
CONVERTIBLE BONDS/NOTES: 8.4%
			Communications: 4.0%
438,000	(5)		Booking Holdings, Inc., 0.750%, 05/01/2025	645,393	0.1
5,339,000	(4	),(6)	Cable One, Inc., 0.950%, 03/15/2026	5,130,779	0.4
2,761,000	(4)		Cable One, Inc., 1.125%, 03/15/2028	2,746,714	0.2
7,840,000			DISH Network Corp., 3.375%, 08/15/2026	7,440,576	0.6
2,642,000	(4)		Liberty Broadband Corp., 1.250%, 09/30/2050	2,618,222	0.2
2,950,000	(5)		Liberty Latin America Ltd., 2.000%, 07/15/2024	2,913,125	0.2
9,559,000			Liberty Media Corp., 1.375%, 10/15/2023	14,432,071	1.1
673,000			Liberty Media Corp.- Liberty Formula One, 1.000%, 01/30/2023	1,163,144	0.1
2,501,000			Mandiant, Inc., 1.000%, 06/01/2035	2,467,511	0.2
2,692,000			Mandiant, Inc., 1.625%, 06/01/2035	2,698,949	0.2
3,000,000	(5)		Shopify, Inc., 0.125%, 11/01/2025	3,757,500	0.3
Principal Amount†				Value	Percentage of Net Assets
3,989,000			Trip.com Group Ltd., 1.250%, 09/15/2022	$3,801,455	0.3
338,000	(4	),(5)	TripAdvisor, Inc., 0.250%, 04/01/2026	298,285	0.0
2,009,000	(4	),(6)	Twitter, Inc., 2.520%, 03/15/2026	1,809,305	0.1
				51,923,029	4.0
			Consumer, Cyclical: 0.8%
1,697,000	(4)		JetBlue Airways Corp., 0.500%, 04/01/2026	1,590,458	0.1
2,264,000			Live Nation Entertainment, Inc., 2.500%, 03/15/2023	4,097,840	0.3
3,881,000	(4	),(6)	Peloton Interactive, Inc., 3.940%, 02/15/2026	3,308,553	0.3
1,154,000	(5)		Spirit Airlines, Inc., 1.000%, 05/15/2026	1,000,565	0.1
				9,997,416	0.8
			Consumer, Non-cyclical: 1.2%
3,457,000			Integra LifeSciences Holdings Corp., 0.500%, 08/15/2025	3,761,562	0.3
1,699,000			Jazz Investments I Ltd., 2.000%, 06/15/2026	1,926,241	0.1
2,257,000			Neurocrine Biosciences, Inc., 2.250%, 05/15/2024	2,836,767	0.2
2,405,000			Pacira BioSciences, Inc., 0.750%, 08/01/2025	2,671,053	0.2
1,323,000			Supernus Pharmaceuticals, Inc., 0.625%, 04/01/2023	1,310,597	0.1
380,000	(4)		Tandem Diabetes Care, Inc., 1.500%, 05/01/2025	565,250	0.0
3,735,000			Teladoc Health, Inc., 1.250%, 06/01/2027	3,419,859	0.3
				16,491,329	1.2
			Financial: 0.4%
2,241,000			BofA Finance LLC, 0.125%, 09/01/2022	2,523,366	0.2
3,689,000	(6)		Redfin Corp., 2.950%, 10/15/2025	3,303,961	0.2
				5,827,327	0.4
			Technology: 2.0%
5,205,000	(4	),(6)	Dropbox, Inc., 0.550%, 03/01/2026	5,087,887	0.4

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Technology (continued)
4,780,000	(5)		Microchip Technology, Inc., 0.125%, 11/15/2024	$5,939,150	0.4
6,706,000			Splunk, Inc., 1.125%, 06/15/2027	6,286,875	0.5
2,444,000			Western Digital Corp., 1.500%, 02/01/2024	2,479,133	0.2
7,080,000	(6)		Zynga, Inc., 1.750%, 12/15/2026	6,496,546	0.5
				26,289,591	2.0
			Total Convertible Bonds/Notes (Cost $101,372,619)	110,528,692	8.4
EQUITY-LINKED NOTES: 1.0%
			Financial: 1.0%
4,397,000	(4	),(7)	Credit Suisse AG, Convertible Basket (Basket of 5 Common Stocks), 0.500%, 06/24/2024	4,326,208	0.4
6,746,000	(7)		GS Finance Corp (Guarantor: The Goldman Sachs Group, Inc.), Exchangeable Basket (Basket of 5 Common Stocks), 0.250%, 07/08/2024	8,205,160	0.6
			Total Equity-Linked Notes (Cost $11,143,000)	12,531,368	1.0
STRUCTURED NOTES: 1.0%
			Financial: 1.0%
6,016,000	(7)		Wells Fargo Bank N.A., Convertible Trust - Energy Series 2019-1 (Linked to a basket of 4 Stocks), 0.330%, 09/19/2024	6,834,176	0.5
5,968,000	(7)		Wells Fargo Bank N.A., Convertible Trust - Media Series 2019-1 (Linked to a basked of 3 Stocks), 0.250%, 12/04/2024	7,003,448	0.5
			Total Structured Notes (Cost $12,341,630)	13,837,624	1.0
Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
		Federal National Mortgage Association: 0.1%(8)
915,000		6.625%,11/15/2030	$1,293,100	0.1
		Total U.S. Government Agency Obligations (Cost $1,001,240)	1,293,100	0.1
		Total Long-Term Investments (Cost $1,001,185,348)	1,270,388,288	96.9
SHORT-TERM INVESTMENTS: 3.5%
		Repurchase Agreements: 0.4%
1,232,474	(9)	Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,232,479, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $1,257,123, due 09/01/28-01/01/61)	1,232,474	0.1
1,135,787	(9)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $1,135,793, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-3.500%, Market Value plus accrued interest $1,158,503, due 02/15/22-12/20/51)	$1,135,787	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Repurchase Agreements (continued)
1,232,474	(9)		Daiwa Capital Markets, Repurchase Agreement dated 12/31/21, 0.04%, due 01/03/22 (Repurchase Amount $1,232,478, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,257,124, due 02/10/22-01/01/52)	$1,232,474	0.1
1,232,474	(9)		RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,232,479, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,257,124, due 05/15/22-12/01/51)	1,232,474	0.1
			Total Repurchase Agreements (Cost $4,833,209)	4,833,209	0.4
Shares				Value	Percentage of Net Assets
			Mutual Funds: 3.1%
40,275,506	(9	),(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	$40,275,506	3.1
154,000	(9	),(10)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	154,000	0.0
Shares				Value	Percentage of Net Assets
154,000	(9	),(10)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	$154,000	0.0
			Total Mutual Funds (Cost $40,583,506)	40,583,506	3.1
			Total Short-Term Investments (Cost $45,416,715)	45,416,715	3.5
			Total Investments in Securities (Cost $1,046,602,063)	$1,315,805,003	100.4
			Liabilities in Excess of Other Assets	(5,577,325)	(0.4)
			Net Assets	$1,310,227,678	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  Preferred Stock may be called prior to convertible date.

(3)  Variable rate security. Rate shown is the rate in effect as of December 31, 2021.

(4)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)  Security, or a portion of the security, is on loan.

(6)  Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2021.

(7)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(10)  Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$59,292,680	$—	$—	$59,292,680
Consumer Discretionary	68,387,045	—	—	68,387,045
Consumer Staples	32,982,265	10,220,405	—	43,202,670
Energy	58,305,757	—	—	58,305,757
Financials	184,623,146	—	—	184,623,146
Health Care	112,129,082	17,580,888	—	129,709,970
Industrials	102,318,252	—	—	102,318,252
Information Technology	111,652,462	—	—	111,652,462
Materials	24,374,455	—	—	24,374,455
Real Estate	24,631,553	—	—	24,631,553
Utilities	21,215,913	—	—	21,215,913
Total Common Stock	799,912,610	27,801,293	—	827,713,903
Preferred Stock	11,675,102	—	—	11,675,102
Corporate Bonds/Notes	—	156,104,375	—	156,104,375
Municipal Bonds	—	491,072	—	491,072
Convertible Bonds/Notes	—	110,528,692	—	110,528,692
Structured Notes	—	—	13,837,624	13,837,624
Equity-Linked Notes	—	—	12,531,368	12,531,368
U.S. Government Agency Obligations	—	1,293,100	—	1,293,100
U.S. Treasury Obligations	—	136,213,052	—	136,213,052
Short-Term Investments	40,583,506	4,833,209	—	45,416,715
Total Investments, at fair value	$852,171,218	$437,264,793	$26,368,992	$1,315,805,003
Other Financial Instruments+
Forward Foreign Currency Contracts	—	28,364	—	28,364
Total Assets	$852,171,218	$437,293,157	$26,368,992	$1,315,833,367
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(433,668)	$—	$(433,668)
Total Liabilities	$—	$(433,668)	$—	$(433,668)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD205,552 GBP	152,276	State Street Bank and Trust Co.	01/07/22	$(559)
USD87,496 CAD	111,520	State Street Bank and Trust Co.	01/07/22	(666)
USD100,384 CAD	128,452	State Street Bank and Trust Co.	01/07/22	(1,163)
USD148,205 CAD	190,208	State Street Bank and Trust Co.	01/07/22	(2,162)
CAD137,098 USD	105,947	State Street Bank and Trust Co.	01/07/22	2,435
CAD88,279 USD	68,482	State Street Bank and Trust Co.	01/07/22	1,306
GBP142,638 USD	189,158	State Street Bank and Trust Co.	01/07/22	3,908
CAD529,319 USD	411,773	State Street Bank and Trust Co.	01/07/22	6,676
CAD 91,242 USD	70,973	State Street Bank and Trust Co.	01/07/22	1,158
USD 176,145 EUR	155,918	State Street Bank and Trust Co.	01/07/22	(1,379)
CAD 220,281 USD	173,141	State Street Bank and Trust Co.	01/07/22	1,000
CAD 168,818 USD	132,891	State Street Bank and Trust Co.	01/07/22	567
EUR 158,197 USD	178,753	State Street Bank and Trust Co.	01/07/22	1,366
USD 196,621 GBP	148,500	State Street Bank and Trust Co.	01/07/22	(4,379)
USD 147,950 EUR	130,255	State Street Bank and Trust Co.	01/07/22	(354)
USD 133,048 CAD	168,204	State Street Bank and Trust Co.	01/07/22	75
USD 236,696 GBP	178,695	State Street Bank and Trust Co.	01/07/22	(5,175)
USD 194,741 CAD	246,249	State Street Bank and Trust Co.	01/07/22	71
EUR 169,576 USD	191,554	State Street Bank and Trust Co.	01/07/22	1,520
USD 74,880 CAD	95,540	State Street Bank and Trust Co.	01/07/22	(648)
CAD 148,951 USD	116,339	State Street Bank and Trust Co.	01/07/22	1,413
CAD 373,405 USD	291,675	State Street Bank and Trust Co.	01/07/22	3,518
USD 749,412 GBP	562,985	State Street Bank and Trust Co.	01/07/22	(12,609)
USD 183,490 EUR	162,202	State Street Bank and Trust Co.	01/07/22	(1,189)
CAD 168,810 USD	131,720	State Street Bank and Trust Co.	01/07/22	1,731
EUR 143,360 USD	162,401	State Street Bank and Trust Co.	01/07/22	824
USD 11,375,163 GBP	8,588,399	State Street Bank and Trust Co.	01/07/22	(249,554)
USD 5,813,113 CAD	7,441,832	State Street Bank and Trust Co.	01/07/22	(69,971)
USD 7,850,570 EUR	6,964,040	State Street Bank and Trust Co.	01/07/22	(78,476)
USD 155,549 GBP	117,486	State Street Bank and Trust Co.	01/07/22	(3,472)
USD 55,486 EUR	49,152	State Street Bank and Trust Co.	01/07/22	(477)
USD 107,345 CAD	137,602	State Street Bank and Trust Co.	01/07/22	(1,435)
USD 113,468 EUR	99,746	State Street Bank and Trust Co.	01/07/22	796
				$(405,304)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2021 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$28,364
Total Asset Derivatives		$28,364
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$433,668
Total Liability Derivatives		$433,668

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$1,064,187
Total	$1,064,187
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$53,542
Total	$53,542

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2021:

	State Street Bank and Trust Co.	Totals
Assets:
Forward foreign currency contracts	$28,364	$28,364
Total Assets	$28,364	$28,364
Liabilities:
Forward foreign currency contracts	$433,668	$433,668
Total Liabilities	$433,668	$433,668
Net OTC derivative instruments by counterparty, at fair value	$(405,304)	(405,304)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—
Net Exposure(1)	$(405,304)	$(405,304)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2021:

	Equity-Linked Notes*	Structured Products*	Total
Assets:
Beginning balance at December 31, 2020	$11,377,989	$21,388,478	$32,766,467
Purchases	—	—	—
Sales	—	(7,039,845)	(7,039,845)
Accrued discounts/(premiums)	—	(128,109)	(128,109)
Total realized gain (loss)	—	894,812	894,812
Net change in unrealized appreciation (depreciation)**	1,153,379	(1,277,712)	(124,333)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance at December 31, 2021	$12,531,368	$13,837,624	$26,368,992
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021**	$1,153,379	$(542,571)	$610,808

*  Securities categorized as Level 3 were fair valued based on a single quotation obtained from a broker. The Portfolio does not have access to the unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

**  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

See Accompanying Notes to Financial Statements

VY® INVESCO   PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,051,233,634.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$279,697,930
Gross Unrealized Depreciation	(15,515,850)
Net Unrealized Appreciation	$264,182,080

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2021

Shares				Value	Percentage of Net Assets
COMMON STOCK: 99.5%
			Brazil: 0.2%
240,017	(1)		StoneCo Ltd.	$4,046,687	0.2
			China: 3.6%
804,174	(1)		JD.com, Inc. ADR	56,348,472	3.3
203,200	(1	),(2)	Meituan Class B	5,876,034	0.3
				62,224,506	3.6
			Denmark: 0.2%
148,908	(3)		Ambu A/S	3,930,250	0.2
			France: 8.5%
112,935			Dassault Systemes SE	6,702,158	0.4
61,315			Kering SA	49,196,162	2.8
109,566			LVMH Moet Hennessy Louis Vuitton SE	90,548,923	5.3
				146,447,243	8.5
			Germany: 2.5%
304,601			SAP SE	42,869,344	2.5
			India: 4.5%
8,911,196			DLF Ltd.	46,576,679	2.7
1,507,825			ICICI Bank Ltd. ADR	29,839,857	1.8
				76,416,536	4.5
			Italy: 0.4%
97,923	(1)		Brunello Cucinelli SpA	6,730,541	0.4
			Japan: 12.0%
32,800			Fanuc Ltd.	6,972,034	0.4
83,104			Keyence Corp.	52,252,322	3.0
548,500			Murata Manufacturing Co., Ltd.	43,749,710	2.5
483,800			Nidec Corp.	57,230,833	3.3
284,600			Omron Corp.	28,359,649	1.7
469,200			TDK Corp.	18,310,946	1.1
				206,875,494	12.0
			Netherlands: 3.7%
396,330	(1)		Airbus SE	50,707,916	2.9
16,097			ASML Holding NV	12,894,014	0.8
				63,601,930	3.7
			Spain: 0.2%
108,185			Industria de Diseno Textil SA	3,488,966	0.2
Shares			Value	Percentage of Net Assets
		Sweden: 3.5%
810,823		Assa Abloy AB	$24,714,679	1.5
506,504		Atlas Copco AB - A Shares	34,999,853	2.0
			59,714,532	3.5
		Switzerland: 1.0%
13,479		Lonza Group AG	11,222,459	0.7
21,891	(1)	Zur Rose Group AG	5,642,036	0.3
			16,864,495	1.0
		United Kingdom: 1.1%
465,144	(1)	Farfetch Ltd. - Class A	15,549,764	0.9
222,669		Prudential PLC	3,850,573	0.2
			19,400,337	1.1
		United States: 58.1%
129,110	(1)	Adobe, Inc.	73,213,117	4.3
235,167		Agilent Technologies, Inc.	37,544,412	2.2
66,908	(1)	Alphabet, Inc. - Class A	193,835,152	11.3
4,647	(1)	Amazon.com, Inc.	15,494,678	0.9
332,422		Analog Devices, Inc.	58,429,815	3.4
744,036	(1)	Avantor, Inc.	31,353,677	1.8
212,217	(1)	Boston Scientific Corp.	9,014,978	0.5
51,528	(1)	Castle Biosciences, Inc.	2,209,005	0.1
23,873	(1)	Charles River Laboratories International, Inc.	8,994,869	0.5
20,377		Danaher Corp.	6,704,237	0.4
127,047	(1)	Dun & Bradstreet Holdings, Inc.	2,603,193	0.1
132,723		Equifax, Inc.	38,859,967	2.3
259,694	(1)	Meta Platforms, Inc.	87,348,077	5.1
148,104		Fidelity National Information Services, Inc.	16,165,552	0.9
33,148	(1)	Illumina, Inc.	12,610,825	0.7
173,356		Intuit, Inc.	111,506,046	6.5
25,557	(1)	Intuitive Surgical, Inc.	9,182,630	0.5
48,687	(1)	IQVIA Holdings, Inc.	13,736,550	0.8
15,845	(1)	Marriott International, Inc.	2,618,228	0.1
114,133		Marvell Technology, Inc.	9,985,496	0.6
61,957		Microsoft Corp.	20,837,378	1.2
54,007	(1)	Natera, Inc.	5,043,714	0.3
32,498		Nvidia Corp.	9,557,987	0.6
43,339	(1)	Omnicell, Inc.	7,820,089	0.5
98,405	(1)	PayPal Holdings, Inc.	18,557,215	1.1
142,290	(1)	Phathom Pharmaceuticals, Inc.	2,798,844	0.2

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			United States (continued)
199,953	(1)		Qualtrics International, Inc.	$7,078,336	0.4
192,476			S&P Global, Inc.	90,835,199	5.3
52,490	(1)		Splunk, Inc.	6,074,143	0.3
130,700	(1	),(3)	Uniqure B.V.	2,710,718	0.2
184,365			United Parcel Service, Inc. - Class B	39,516,794	2.3
209,936	(1)		Veracyte, Inc.	8,649,363	0.5
97,894			Visa, Inc. - Class A	21,214,609	1.2
113,324	(1)		Walt Disney Co.	17,552,754	1.0
				999,657,647	58.1
			Total Common Stock (Cost $603,940,265)	1,712,268,508	99.5
PREFERRED STOCK: 0.0%
			India: 0.0%
2,598,630			Zee Entertainment Enterprises Ltd.	73,062	0.0
			Total Preferred Stock (Cost $335,416)	73,062	0.0
			Total Long-Term Investments (Cost $604,275,681)	1,712,341,570	99.5
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
			Repurchase Agreements: 0.2%
1,030,025	(4)		Bank of America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,030,029, collateralized by various U.S. Government Agency Obligations, 1.000%-5.000%, Market Value plus accrued interest $1,050,625, due 09/01/28-01/01/61)	$1,030,025	0.1
Principal Amount†			Value	Percentage of Net Assets
305,351	(4)	Bank of Nova Scotia, Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $305,353, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $311,459, due 04/07/22-04/01/51)	$305,351	0.0
1,030,025	(4)	HSBC Securities USA, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,030,029, collateralized by various U.S. Government Agency Obligations, 1.875%-6.500%, Market Value plus accrued interest $1,050,626, due 01/20/27-05/20/51)	1,030,025	0.0
1,030,025	(4)	MUFG Securities America Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,030,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.500%-6.500%, Market Value plus accrued interest $1,050,626, due 05/20/24-10/01/51)	1,030,025	0.0

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
1,030,025	(4)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $1,030,029, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,050,626, due 05/15/22-12/01/51)	$1,030,025	0.1
		Total Repurchase Agreements (Cost $4,425,451)	4,425,451	0.2
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.6%
9,638,868	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $9,638,868)	$9,638,868	0.6
		Total Short-Term Investments (Cost $14,064,319)	14,064,319	0.8
		Total Investments in Securities (Cost $618,340,000)	$1,726,405,889	100.3
		Liabilities in Excess of Other Assets	(5,215,284)	(0.3)
		Net Assets	$1,721,190,605	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  Security, or a portion of the security, is on loan.

(4)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2021.

Sector Diversification	Percentage of Net Assets
Information Technology	32.6%
Communication Services	17.4
Industrials	14.9
Consumer Discretionary	14.3
Health Care	10.1
Financials	7.2
Real Estate	2.7
Consumer Staples	0.3
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.3)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
VY® INVESCO GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Brazil	$4,046,687	$—	$—	$4,046,687
China	56,348,472	5,876,034	—	62,224,506
Denmark	—	3,930,250	—	3,930,250
France	—	146,447,243	—	146,447,243
Germany	—	42,869,344	—	42,869,344
India	29,839,857	46,576,679	—	76,416,536
Italy	—	6,730,541	—	6,730,541
Japan	—	206,875,494	—	206,875,494
Netherlands	—	63,601,930	—	63,601,930
Spain	—	3,488,966	—	3,488,966
Sweden	—	59,714,532	—	59,714,532
Switzerland	—	16,864,495	—	16,864,495
United Kingdom	15,549,764	3,850,573	—	19,400,337
United States	999,657,647	—	—	999,657,647
Total Common Stock	1,105,442,427	606,826,081	—	1,712,268,508
Preferred Stock	73,062	—	—	73,062
Short-Term Investments	9,638,868	4,425,451	—	14,064,319
Total Investments, at fair value	$1,115,154,357	$611,251,532	$—	$1,726,405,889

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$37,903
Total	$37,903
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$4,449
Total	$4,449

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $623,647,863.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,122,033,734
Gross Unrealized Depreciation	(19,289,508)
Net Unrealized Appreciation	$1,102,744,226

See Accompanying Notes to Financial Statements

VY® JPMORGAN  PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Communication Services: 4.1%
29,735	(1)	IAC/InterActiveCorp	$3,886,662	0.9
84,238	(1)	Liberty Media Corp.- Liberty SiriusXM C Tracking Stock	4,283,502	1.0
35,960	(1)	Liberty Broadband Corp. - Series C	5,793,156	1.4
547,617	(1)	Zynga, Inc. - Class A	3,504,749	0.8
			17,468,069	4.1
		Consumer Discretionary: 11.3%
3,280	(1)	Autozone, Inc.	6,876,159	1.6
37,420		Best Buy Co., Inc.	3,801,872	0.9
35,840		Carter's, Inc.	3,627,725	0.9
15,340		Darden Restaurants, Inc.	2,310,818	0.5
10,780	(1)	Expedia Group, Inc.	1,948,162	0.5
149,370		Gap, Inc.	2,636,380	0.6
19,290		Genuine Parts Co.	2,704,458	0.6
63,781		Kohl's Corp.	3,150,143	0.7
89,480		LKQ Corp.	5,371,484	1.3
22,170	(1)	Mohawk Industries, Inc.	4,038,931	1.0
203,586		Newell Brands, Inc.	4,446,318	1.1
30,700		Ralph Lauren Corp.	3,649,002	0.9
77,390		Tapestry, Inc.	3,142,034	0.7
			47,703,486	11.3
		Consumer Staples: 4.1%
14,320		Constellation Brands, Inc.	3,593,890	0.8
49,562		Energizer Holdings, Inc.	1,987,436	0.5
67,710		Keurig Dr Pepper, Inc.	2,495,791	0.6
68,710		Kroger Co.	3,109,815	0.7
32,710	(1)	Post Holdings, Inc.	3,687,398	0.9
72,920	(1)	US Foods Holding Corp.	2,539,804	0.6
			17,414,134	4.1
		Energy: 4.0%
293,230		Coterra Energy, Inc.	5,571,370	1.3
53,794		Diamondback Energy, Inc.	5,801,683	1.4
208,580		Williams Cos., Inc.	5,431,423	1.3
			16,804,476	4.0
		Financials: 22.3%
3,273	(1)	Alleghany Corp.	2,185,022	0.5
26,620		Ameriprise Financial, Inc.	8,030,189	1.9
48,210	(1)	Arch Capital Group Ltd.	2,142,935	0.5
105,800		Citizens Financial Group, Inc.	4,999,050	1.2
37,850		Discover Financial Services	4,373,946	1.0
145,370		Fifth Third Bancorp	6,330,863	1.5
59,550		Hartford Financial Services Group, Inc.	4,111,332	1.0
Shares			Value	Percentage of Net Assets
441,105		Huntington Bancshares, Inc.	$6,801,839	1.6
48,010		Lincoln National Corp.	3,277,163	0.8
112,682		Loews Corp.	6,508,512	1.5
43,333		M&T Bank Corp.	6,655,082	1.6
134,030		MGIC Investment Corp.	1,932,713	0.5
42,540		Northern Trust Corp.	5,088,209	1.2
26,940		Progressive Corp.	2,765,391	0.7
53,465		Raymond James Financial, Inc.	5,367,886	1.3
239,780		Regions Financial Corp.	5,227,204	1.2
13,460		RenaissanceRe Holdings Ltd.	2,279,182	0.5
54,033		State Street Corp.	5,025,069	1.2
22,380		T. Rowe Price Group, Inc.	4,400,803	1.0
39,005		WR Berkley Corp.	3,213,622	0.8
53,710		Zions Bancorp NA	3,392,324	0.8
			94,108,336	22.3
		Health Care: 6.8%
38,380		AmerisourceBergen Corp.	5,100,318	1.2
48,490	(1)	Henry Schein, Inc.	3,759,430	0.9
5,030		Humana, Inc.	2,333,216	0.5
18,640	(1)	Jazz Pharmaceuticals PLC	2,374,736	0.6
20,760	(1)	Laboratory Corp. of America Holdings	6,522,999	1.5
34,390		Universal Health Services, Inc.	4,459,007	1.1
34,320		Zimmer Biomet Holdings, Inc.	4,360,013	1.0
			28,909,719	6.8
		Industrials: 14.1%
26,611		Acuity Brands, Inc.	5,634,081	1.3
30,190		Ametek, Inc.	4,439,138	1.0
25,500		Carlisle Cos., Inc.	6,327,060	1.5
59,990		Fortune Brands Home & Security, Inc.	6,412,931	1.5
27,920		Hubbell, Inc.	5,814,898	1.4
14,040		IDEX Corp.	3,317,933	0.8
51,060		ITT, Inc.	5,217,821	1.2
39,220		Leidos Holdings, Inc.	3,486,658	0.8
31,960		Lincoln Electric Holdings, Inc.	4,457,461	1.1
23,230	(1)	Middleby Corp.	4,570,735	1.1
21,491		Snap-On, Inc.	4,628,732	1.1
45,620	(1)	Southwest Airlines Co.	1,954,361	0.5
49,780		Timken Co.	3,449,256	0.8
			59,711,065	14.1
		Information Technology: 7.3%
53,290		Amphenol Corp.	4,660,743	1.1
14,610		Analog Devices, Inc.	2,568,000	0.6
18,160		CDW Corp.	3,718,805	0.9

See Accompanying Notes to Financial Statements

VY® JPMORGAN  PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Information Technology (continued)
19,870	(1)	FleetCor Technologies, Inc.	$4,447,701	1.0
24,820		Motorola Solutions, Inc.	6,743,594	1.6
149,640		NortonLifeLock, Inc.	3,887,647	0.9
42,820		TD SYNNEX Corp.	4,896,895	1.2
			30,923,385	7.3
		Materials: 4.9%
23,140		Celanese Corp. - Series A	3,888,909	0.9
92,600		Freeport-McMoRan, Inc.	3,864,198	0.9
9,695		Martin Marietta Materials, Inc.	4,270,841	1.0
21,860		Packaging Corp. of America	2,976,239	0.7
20,530		RPM International, Inc.	2,073,530	0.5
86,480		Silgan Holdings, Inc.	3,704,803	0.9
			20,778,520	4.9
		Real Estate: 12.1%
92,010		American Homes 4 Rent	4,012,556	1.0
15,830		AvalonBay Communities, Inc.	3,998,500	1.0
30,410		Boston Properties, Inc.	3,502,624	0.8
105,950		Brixmor Property Group, Inc.	2,692,189	0.6
41,200	(1)	CBRE Group, Inc.	4,470,612	1.1
7,460		Essex Property Trust, Inc.	2,627,636	0.6
15,420		Federal Realty Investment Trust	2,102,054	0.5
76,660	(1)	Host Hotels & Resorts, Inc.	1,333,117	0.3
53,713		JBG SMITH Properties	1,542,100	0.4
127,050		Kimco Realty Corp.	3,131,783	0.7
10,990		Mid-America Apartment Communities, Inc.	2,521,546	0.6
97,500		Rayonier, Inc.	3,935,100	0.9
29,350		Regency Centers Corp.	2,211,523	0.5
Shares			Value	Percentage of Net Assets
30,440		Rexford Industrial Realty, Inc.	$2,468,988	0.6
10,610		Sun Communities, Inc.	2,227,782	0.5
30,610		Ventas, Inc.	1,564,783	0.4
104,300		Weyerhaeuser Co.	4,295,074	1.0
33,240		WP Carey, Inc.	2,727,342	0.6
			51,365,309	12.1
		Utilities: 8.1%
87,150		CMS Energy Corp.	5,669,107	1.3
51,270		Edison International	3,499,178	0.8
44,580		Entergy Corp.	5,021,937	1.2
90,905		National Fuel Gas Co.	5,812,466	1.4
16,690		Sempra Energy	2,207,753	0.5
58,710		WEC Energy Group, Inc.	5,698,980	1.4
93,610		Xcel Energy, Inc.	6,337,397	1.5
			34,246,818	8.1
		Total Common Stock (Cost $282,704,509)	419,433,317	99.1
SHORT-TERM INVESTMENTS: 1.2%
		Mutual Funds: 1.2%
4,996,940	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $4,996,940)	4,996,940	1.2
		Total Short-Term Investments (Cost $4,996,940)	4,996,940	1.2
		Total Investments in Securities (Cost $287,701,449)	$424,430,257	100.3
		Liabilities in Excess of Other Assets	(1,431,995)	(0.3)
		Net Assets	$422,998,262	100.0

(1)  Non-income producing security.

(2)  Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock*	$419,433,317	$—	$—	$419,433,317
Short-Term Investments	4,996,940	—	—	4,996,940
Total Investments, at fair value	$424,430,257	$—	$—	$424,430,257

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

VY® JPMORGAN  PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $289,016,570.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$143,927,684
Gross Unrealized Depreciation	(8,513,997)
Net Unrealized Appreciation	$135,413,687

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021

Shares				Value	Percentage of Net Assets
COMMON STOCK: 99.0%
			Communication Services: 5.0%
151,494	(1)		Altice USA, Inc.	$2,451,173	0.2
39,254	(1)		Bumble, Inc.	1,329,140	0.1
7,575	(2)		Cable One, Inc.	13,358,134	0.9
13,600			Electronic Arts, Inc.	1,793,840	0.1
30,800	(1)		IAC/InterActiveCorp	4,025,868	0.3
103,331	(1)		Match Group, Inc.	13,665,525	1.0
193,900	(1)		Pinterest, Inc.	7,048,265	0.5
43,700	(1)		Roku, Inc.	9,972,340	0.7
51,400	(1)		Spotify Technology SA	12,029,142	0.8
10,300	(1)		Take-Two Interactive Software, Inc.	1,830,516	0.1
91,430	(1)		Vimeo, Inc.	1,642,083	0.1
29,968	(1)		ZoomInfo Technologies, Inc.	1,923,945	0.1
240,100	(1)		Zynga, Inc. - Class A	1,536,640	0.1
				72,606,611	5.0
			Consumer Discretionary: 15.5%
19,900	(1)		Aptiv PLC	3,282,505	0.2
4,850	(1)		Autozone, Inc.	10,167,492	0.7
20,200	(1)		Bright Horizons Family Solutions, Inc.	2,542,776	0.2
27,500	(1)		Burlington Stores, Inc.	8,016,525	0.6
56,800	(1)		Caesars Entertainment, Inc.	5,312,504	0.4
29,700	(1)		Carmax, Inc.	3,867,831	0.3
27,200	(1	),(2)	Carvana Co.	6,304,688	0.4
47,819	(1	),(2)	Chewy, Inc.	2,819,886	0.2
10,450	(1)		Chipotle Mexican Grill, Inc.	18,269,213	1.3
10,400	(1)		Dollar Tree, Inc.	1,461,408	0.1
20,500			Domino's Pizza, Inc.	11,568,765	0.8
147,200	(1	),(2)	DraftKings, Inc. - Class A	4,043,584	0.3
44,200	(1)		Etsy, Inc.	9,677,148	0.7
28,469	(1)		Five Below, Inc.	5,889,951	0.4
28,800	(1)		Floor & Decor Holdings, Inc.	3,744,288	0.3
88,100	(1)		Hilton Worldwide Holdings, Inc.	13,742,719	0.9
42,800	(1)		Lululemon Athletica, Inc.	16,754,060	1.1
325,600			MGM Resorts International	14,612,928	1.0
1,819	(1)		NVR, Inc.	10,748,235	0.7
70,100	(1	),(2)	Ollie's Bargain Outlet Holdings, Inc.	3,588,419	0.2
16,300	(1)		O'Reilly Automotive, Inc.	11,511,549	0.8
23,000			Papa Johns International, Inc.	3,069,810	0.2
3,600			Pool Corp.	2,037,600	0.1
Shares				Value	Percentage of Net Assets
59,281	(2)		Restaurant Brands International, Inc.	$3,597,171	0.2
5,700	(1	),(2)	RH	3,054,858	0.2
29,200			Ross Stores, Inc.	3,336,976	0.2
25,700			Service Corp. International	1,824,443	0.1
52,800			Tractor Supply Co.	12,598,080	0.9
30,821	(1)		Ulta Beauty, Inc.	12,708,731	0.9
8,638	(1	),(2)	Warby Parker, Inc.	402,185	0.0
14,700	(1	),(2)	Wayfair, Inc.	2,792,559	0.2
22,800	(2)		Williams-Sonoma, Inc.	3,856,164	0.3
37,100	(1	),(2)	Wynn Resorts Ltd.	3,154,984	0.2
32,600			Yum China Holdings, Inc.	1,624,784	0.1
30,100			Yum! Brands, Inc.	4,179,686	0.3
				226,164,505	15.5
			Consumer Staples: 2.4%
72,800	(1)		BJ's Wholesale Club Holdings, Inc.	4,875,416	0.3
3,989	(1)		Boston Beer Co., Inc.	2,014,844	0.1
78,275			Brown-Forman Corp. - Class B	5,703,117	0.4
6,600			Casey's General Stores, Inc.	1,302,510	0.1
17,300			Church & Dwight Co., Inc.	1,773,250	0.1
12,100			Clorox Co.	2,109,756	0.2
8,300			Constellation Brands, Inc.	2,083,051	0.1
79,600	(1)		Darling Ingredients, Inc.	5,515,484	0.4
35,900			Hershey Co.	6,945,573	0.5
16,800			McCormick & Co., Inc.	1,623,048	0.1
17,389			Tyson Foods, Inc.	1,515,625	0.1
				35,461,674	2.4
			Energy: 2.0%
347,500			Devon Energy Corp.	15,307,375	1.1
58,800			Pioneer Natural Resources Co.	10,694,544	0.7
44	(1	),(3),(4)	Venture Global LNG, Inc. - Series B	261,808	0.0
560	(1	),(3),(4)	Venture Global LNG, Inc. - Series C	3,332,095	0.2
				29,595,822	2.0
			Financials: 4.3%
46,400			Arthur J. Gallagher & Co.	7,872,688	0.5
11,500			Assurant, Inc.	1,792,390	0.1
13,833			Cboe Global Markets, Inc.	1,803,823	0.1
66,200			Discover Financial Services	7,650,072	0.5
See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Financials (continued)
4,300			Factset Research Systems, Inc.	$2,089,843	0.2
10,100			First Republic Bank	2,085,751	0.1
79,200			Hartford Financial Services Group, Inc.	5,467,968	0.4
21,200			MarketAxess Holdings, Inc.	8,718,924	0.6
22,200			MSCI, Inc. - Class A	13,601,718	0.9
11,400			Nasdaq, Inc.	2,394,114	0.2
3,200	(1)		SVB Financial Group	2,170,368	0.2
69,419			Tradeweb Markets, Inc.	6,951,619	0.5
				62,599,278	4.3
			Health Care: 18.0%
15,700	(1)		Abiomed, Inc.	5,638,969	0.4
24,099	(1)		Acadia Healthcare Co., Inc.	1,462,809	0.1
53,800	(1)		Acadia Pharmaceuticals, Inc.	1,255,692	0.1
44,959	(1)		Adaptive Biotechnologies Corp.	1,261,550	0.1
45,400			Agilent Technologies, Inc.	7,248,110	0.5
50,167	(1	),(2)	agilon health, Inc.	1,354,509	0.1
2,800	(1)		Align Technology, Inc.	1,840,104	0.1
32,200	(1	),(2)	Alnylam Pharmaceuticals, Inc.	5,460,476	0.4
14,700	(1)		Amedisys, Inc.	2,379,636	0.2
12,585	(1)		Argenx SE ADR	4,407,141	0.3
15,600	(1)		Ascendis Pharma A/S ADR	2,098,668	0.1
224,343	(1)		Avantor, Inc.	9,453,814	0.6
17,500	(1)		BioMarin Pharmaceutical, Inc.	1,546,125	0.1
16,500	(1)		BioNTech SE ADR	4,253,700	0.3
8,300	(1)		Bio-Rad Laboratories, Inc.	6,271,231	0.4
15,000			Bio-Techne Corp.	7,760,100	0.5
22,800	(1)		Blueprint Medicines Corp.	2,442,108	0.2
23,900			Bruker Corp.	2,005,449	0.1
41,984	(1)		Catalent, Inc.	5,375,212	0.4
24,228	(1)		Centene Corp.	1,996,387	0.1
4,500			Cooper Cos., Inc.	1,885,230	0.1
16,400	(1)		DaVita, Inc.	1,865,664	0.1
16,044	(1)		Denali Therapeutics, Inc.	715,562	0.0
34,100	(1)		DexCom, Inc.	18,309,995	1.2
69,110	(1)		Elanco Animal Health, Inc.	1,961,342	0.1
49,500	(1	),(2)	Exact Sciences Corp.	3,852,585	0.3
Shares				Value	Percentage of Net Assets
82,700	(1)		Exelixis, Inc.	$1,511,756	0.1
16,500	(1	),(2)	Fate Therapeutics, Inc.	965,415	0.1
105,800	(1)		Genmab A/S ADR	4,185,448	0.3
26,500	(1	),(2)	Guardant Health, Inc.	2,650,530	0.2
30,300	(1)		Hologic, Inc.	2,319,768	0.2
27,900	(1)		Horizon Therapeutics Plc	3,006,504	0.2
5,775	(1)		ICU Medical, Inc.	1,370,639	0.1
19,600	(1)		Idexx Laboratories, Inc.	12,905,816	0.9
44,900	(1)		Incyte Corp., Ltd.	3,295,660	0.2
31,200	(1	),(2)	Ionis Pharmaceuticals, Inc.	949,416	0.1
18,600	(1)		IQVIA Holdings, Inc.	5,247,804	0.4
9,722	(1	),(2)	Kodiak Sciences, Inc.	824,231	0.1
75,491			McKesson Corp.	18,764,798	1.3
7,400	(1)		Mettler Toledo International, Inc.	12,559,354	0.9
6,400	(1)		Mirati Therapeutics, Inc.	938,816	0.1
11,100	(1)		Molina Healthcare, Inc.	3,530,688	0.2
183,000	(1	),(2)	Multiplan Corp.	810,690	0.0
25,700	(1	),(2)	Natera, Inc.	2,400,123	0.2
34,079	(1)		Neurocrine Biosciences, Inc.	2,902,508	0.2
32,500	(1	),(2)	Novocure Ltd.	2,440,100	0.2
84,191	(1)		Ortho Clinical Diagnostics Holdings PLC	1,800,845	0.1
46,700	(1	),(2)	Pacific Biosciences of California, Inc.	955,482	0.1
17,000	(1	),(2)	Penumbra, Inc.	4,884,440	0.3
12,500	(1	),(2)	Quidel Corp.	1,687,375	0.1
36,886	(1	),(2)	Repligen Corp.	9,768,888	0.7
45,600			Resmed, Inc.	11,877,888	0.8
35,088	(2)		Royalty Pharma PLC	1,398,257	0.1
43,380	(1)		Seagen, Inc.	6,706,548	0.5
7,700	(1)		Shockwave Medical, Inc.	1,373,141	0.1
14,500			STERIS Public Ltd. Co.	3,529,445	0.2
12,712	(1	),(2)	Teladoc Health, Inc.	1,167,216	0.1
7,500			Teleflex, Inc.	2,463,600	0.2
19,692	(1	),(2)	Ultragenyx Pharmaceutical, Inc.	1,655,900	0.1
9,000	(1)		United Therapeutics Corp.	1,944,720	0.1
53,500	(1)		Veeva Systems, Inc.	13,668,180	0.9
22,200			West Pharmaceutical Services, Inc.	10,412,022	0.7
				262,976,179	18.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Industrials: 12.8%
49,800	(1)		Alaska Air Group, Inc.	$2,594,580	0.2
11,500			Allegion Public Ltd.	1,523,060	0.1
11,962			Ametek, Inc.	1,758,892	0.1
24,700			AO Smith Corp.	2,120,495	0.1
66,564			Booz Allen Hamilton Holding Corp.	5,643,962	0.4
32,300			BWX Technologies, Inc.	1,546,524	0.1
28,600			Cintas Corp.	12,674,662	0.9
51,178	(1	),(2)	Clarivate PLC	1,203,707	0.1
90,300	(1)		Copart, Inc.	13,691,286	0.9
145,845	(1)		CoStar Group, Inc.	11,526,130	0.8
23,087			Equifax, Inc.	6,759,643	0.5
17,000			Expeditors International Washington, Inc.	2,282,930	0.1
31,600			Fastenal Co.	2,024,296	0.1
38,175			Fortune Brands Home & Security, Inc.	4,080,907	0.3
26,700	(1)		Generac Holdings, Inc.	9,396,264	0.6
18,000			Graco, Inc.	1,451,160	0.1
36,400	(1)		Hexcel Corp.	1,885,520	0.1
11,500			Hubbell, Inc.	2,395,105	0.2
10,700			Huntington Ingalls Industries, Inc.	1,998,118	0.1
86,500	(1)		IAA, Inc.	4,378,630	0.3
6,900			IDEX Corp.	1,630,608	0.1
8,500			JB Hunt Transport Services, Inc.	1,737,400	0.1
11,300			Landstar System, Inc.	2,022,926	0.1
33,469	(1	),(2)	Legalzoom.com, Inc.	537,847	0.0
21,800			Leidos Holdings, Inc.	1,938,020	0.1
14,600	(1)		Middleby Corp.	2,872,696	0.2
27,150			Old Dominion Freight Line	9,730,017	0.7
30,700			Otis Worldwide Corp.	2,673,049	0.2
20,000			Paccar, Inc.	1,765,200	0.1
48,700			Republic Services, Inc.	6,791,215	0.5
20,300			Ritchie Bros Auctioneers, Inc.	1,242,563	0.1
21,700			Rockwell Automation, Inc.	7,570,045	0.5
35,237	(2)		Rollins, Inc.	1,205,458	0.1
47,198	(1)		Shoals Technologies Group, Inc.	1,146,911	0.1
57,300	(1)		Southwest Airlines Co.	2,454,732	0.2
16,900			Toro Co.	1,688,479	0.1
26,500			Trane Technologies PLC	5,353,795	0.4
8,196	(1)		TransDigm Group, Inc.	5,214,951	0.4
	72,100		TransUnion	8,549,618	0.6
Shares				Value	Percentage of Net Assets
17,100	(1)		United Rentals, Inc.	$5,682,159	0.4
39,600	(1)		Upwork, Inc.	1,352,736	0.1
11,200			Valmont Industries, Inc.	2,805,600	0.2
36,256			Verisk Analytics, Inc.	8,292,835	0.6
53,650			Waste Connections, Inc.	7,310,885	0.5
8,000			Watsco, Inc.	2,503,040	0.2
17,600			Woodward, Inc.	1,926,496	0.1
				186,935,152	12.8
			Information Technology: 34.7%
20,559	(1	),(2)	Affirm Holdings, Inc.	2,067,413	0.1
18,900	(1)		Akamai Technologies, Inc.	2,212,056	0.1
179,100	(2)		Amphenol Corp.	15,664,086	1.1
75,700	(1)		Anaplan, Inc.	3,470,845	0.2
16,800	(1)		ANSYS, Inc.	6,738,816	0.5
56,300	(1	),(2)	AppLovin Corp.	5,306,838	0.4
28,199	(1)		Aspen Technology, Inc.	4,291,888	0.3
35,500	(1)		Avalara, Inc.	4,583,405	0.3
27,281	(2)		Bentley Systems, Inc.	1,318,491	0.1
37,100	(1)		Bill.com Holdings, Inc.	9,243,465	0.6
46,434	(1)		Black Knight, Inc.	3,848,914	0.3
45,400			Broadridge Financial Solutions, Inc. ADR	8,300,028	0.6
105,000	(1)		Cadence Design Systems, Inc.	19,566,750	1.3
46,036	(1)		CCC Intelligent Solutions Holdings, Inc.	524,350	0.0
62,600			CDW Corp.	12,819,228	0.9
38,103	(1)		Ceridian HCM Holding, Inc.	3,980,239	0.3
20,500			Citrix Systems, Inc.	1,939,095	0.1
30,100			Cognex Corp.	2,340,576	0.2
18,248	(1	),(2)	Confluent, Inc.	1,391,227	0.1
33,223	(1)		Coupa Software, Inc.	5,250,895	0.4
61,597	(1)		Crowdstrike Holdings, Inc.	12,611,986	0.9
11,320	(1	),(3),(4)	Databricks, Inc.	2,495,521	0.2
76,246	(1)		Datadog, Inc.	13,580,175	0.9
62,853	(1)		DocuSign, Inc.	9,573,140	0.6
52,600	(1)		DoubleVerify Holdings, Inc.	1,750,528	0.1
34,137	(1)		Dynatrace, Inc.	2,060,168	0.1
52,600	(1)		Enphase Energy, Inc.	9,622,644	0.7
91,500			Entegris, Inc.	12,680,070	0.9
22,200	(1)		EPAM Systems, Inc.	14,839,590	1.0
15,800	(1)		Euronet Worldwide, Inc.	1,882,886	0.1
28,595	(1)		Five9, Inc.	3,926,665	0.3
22,400	(1)		FleetCor Technologies, Inc.	5,014,016	0.3

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
55,700	(1)		Fortinet, Inc.	$20,018,580	1.4
25,600	(1)		Gartner, Inc.	8,558,592	0.6
36,000			Genpact Ltd.	1,910,880	0.1
11,260	(1	),(2)	Gitlab, Inc.	979,620	0.1
34,129	(1	),(4)	Gitlab, Inc., Class B - Lockup Shares	2,820,762	0.2
21,100	(1)		GoDaddy, Inc.	1,790,546	0.1
12,300	(1	),(2)	Guidewire Software, Inc.	1,396,419	0.1
2,391	(1)		HashiCorp, Inc.	217,677	0.0
16,950	(1)		HubSpot, Inc.	11,172,592	0.8
77,700	(1)		Informatica, Inc.	2,873,346	0.2
6,400	(1)		IPG Photonics Corp.	1,101,696	0.1
26,650	(1)		Keysight Technologies, Inc.	5,503,491	0.4
8,300			KLA Corp.	3,569,913	0.2
27,300	(1)		Lattice Semiconductor Corp.	2,103,738	0.1
5,100			Littelfuse, Inc.	1,604,868	0.1
30,900	(1)		Manhattan Associates, Inc.	4,804,641	0.3
42,748			Marvell Technology, Inc.	3,740,023	0.3
183,634			Microchip Technology, Inc.	15,987,176	1.1
11,000			MKS Instruments, Inc.	1,915,870	0.1
3,206	(1	),(2)	Monday.com Ltd.	989,756	0.1
22,639	(1	),(2)	MongoDB, Inc.	11,983,955	0.8
24,200			Monolithic Power Systems, Inc.	11,938,586	0.8
25,400			Motorola Solutions, Inc.	6,901,180	0.5
67,682	(1	),(2)	nCino, Inc.	3,713,035	0.2
42,700	(1	),(2)	Okta, Inc.	9,572,059	0.6
95,000	(1)		ON Semiconductor Corp.	6,452,400	0.4
30,700	(1	),(2)	Palo Alto Networks, Inc.	17,092,532	1.2
29,900			Paychex, Inc.	4,081,350	0.3
25,700	(1)		Paycom Software, Inc.	10,670,383	0.7
50,100	(1	),(2)	Paycor HCM, Inc.	1,443,381	0.1
23,000	(1)		Paylocity Holding Corp.	5,431,680	0.4
16,536	(1	),(2)	Procore Technologies, Inc.	1,322,384	0.1
44,075	(1)		PTC, Inc.	5,339,686	0.4
66,502	(1)		Qualtrics International, Inc.	2,354,171	0.2
29,000	(1)		RingCentral, Inc.	5,433,150	0.4
51,771	(1	),(2)	SentinelOne, Inc.	2,613,918	0.2
10,300	(1	),(2)	Silicon Laboratories, Inc.	2,126,126	0.1
30,900			Skyworks Solutions, Inc.	4,793,826	0.3
Shares				Value	Percentage of Net Assets
58,300	(1)		Smartsheet, Inc.	$4,515,335	0.3
12,100	(1)		Splunk, Inc.	1,400,212	0.1
15,488	(1)		Squarespace, Inc.	456,896	0.0
46,035			SS&C Technologies Holdings, Inc.	3,773,949	0.3
55,221	(1	),(2)	StoneCo Ltd.	931,026	0.1
39,200	(1)		Synopsys, Inc.	14,445,200	1.0
31,626	(1	),(3),(4)	Tanium, Inc. Class B	291,592	0.0
59,100	(2)		Teradyne, Inc.	9,664,623	0.7
6,136	(1	),(2)	Toast, Inc.	212,981	0.0
176,500	(1)		Trade Desk, Inc./The	16,174,460	1.1
4,400	(1)		Twilio, Inc.	1,158,696	0.1
14,700	(1)		Tyler Technologies, Inc.	7,907,865	0.5
78,661	(1	),(2)	UiPath, Inc.	3,392,649	0.2
6,400	(1)		VeriSign, Inc.	1,624,448	0.1
12,999	(1)		WEX, Inc.	1,824,930	0.1
9,553	(1)		Wix.com Ltd.	1,507,368	0.1
16,300	(1	),(2)	Workiva, Inc.	2,126,987	0.1
21,000	(1)		Zebra Technologies Corp.	12,499,200	0.9
39,400	(1)		Zscaler, Inc.	12,660,402	0.9
				507,788,801	34.7
			Materials: 2.5%
7,900			Albemarle Corp.	1,846,783	0.1
165,947	(1)		Ardagh Metal Packaging SA	1,498,501	0.1
18,300			Avery Dennison Corp.	3,963,231	0.3
39,980			Ball Corp.	3,848,875	0.3
47,100			CF Industries Holdings, Inc.	3,333,738	0.2
42,500			PPG Industries, Inc.	7,328,700	0.5
46,800			RPM International, Inc.	4,726,800	0.3
44,300			Sealed Air Corp.	2,988,921	0.2
42,500			Steel Dynamics, Inc.	2,637,975	0.2
21,300			Vulcan Materials Co.	4,421,454	0.3
				36,594,978	2.5
			Real Estate: 1.8%
17,900			Alexandria Real Estate Equities, Inc.	3,990,984	0.3
122,400			CubeSmart	6,965,784	0.5
85,200			Equity Lifestyle Properties, Inc.	7,468,632	0.5
30,900	(2)		eXp World Holdings, Inc.	1,041,021	0.1
16,800			SBA Communications Corp.	6,535,536	0.4
				26,001,957	1.8
			Total Common Stock (Cost $1,014,213,001)	1,446,724,957	99.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 0.9%
			Consumer Discretionary: 0.2%
32,438	(1	),(3),(4)	Rappi, Inc. - Series E	$2,089,758	0.2
			Health Care: 0.1%
123,878	(1	),(3),(4)	Caris Life Sciences, Inc. Series D	1,003,412	0.1
			Information Technology: 0.6%
24,459	(1	),(3),(4)	Databricks, Inc., Series F	5,392,045	0.4
2,636	(1	),(3),(4)	Databricks, Inc., Series G	581,113	0.0
353,970	(1	),(3),(4)	Tanium, Inc. - Series G	3,263,603	0.2
				9,236,761	0.6
			Total Preferred Stock (Cost $6,216,684)	12,329,931	0.9
			Total Long-Term Investments (Cost $1,020,429,685)	1,459,054,888	99.9
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 8.0%
			Commercial Paper: 1.6%
500,000	(5)		ANZ Bank, 0.120%, 01/25/2022	$499,976	0.0
750,000	(5)		ANZ Bank, 0.120%, 02/10/2022	749,927	0.1
475,000	(5)		Caisse des Dépôts et Consignations, 0.120%, 01/26/2022	474,974	0.0
500,000	(5)		Collateralized Commercial Paper FLEX Co., LLC, 0.150%, 03/08/2022	499,803	0.0
600,000	(5)		Collateralized Commercial Paper V Co., LLC, 0.360%, 06/08/2022	599,099	0.0
725,000	(5)		Credit Suisse AG, 0.330%, 06/09/2022	724,001	0.1
750,000	(5)		DBS Bank Ltd., 0.120%, 02/01/2022	749,931	0.1
725,000	(5)		DNB Bank ASA, 0.140%, 03/16/2022	724,781	0.1
575,000	(5)		DNB Bank ASA, 0.140%, 03/22/2022	574,805	0.0
625,000	(5)		HSBC Bank PLC, 0.140%, 03/03/2022	624,748	0.0
725,000	(5)		JPMorgan Securities LLC, 0.220%, 03/14/2022	724,668	0.1
Principal Amount†			Value	Percentage of Net Assets
400,000	(5)	Liberty Street Funding LLC, 0.220%, 03/17/2022	$399,808	0.0
425,000	(5)	Lloyds Bank PLC, 0.150%, 03/14/2022	424,848	0.0
400,000	(5)	Lloyds Bank PLC, 0.150%, 03/29/2022	399,798	0.0
525,000	(5)	LMA-Americas LLC, 0.150%, 03/14/2022	524,764	0.0
500,000	(5)	LMA-Americas LLC, 0.270%, 05/04/2022	499,528	0.0
700,000	(5)	Matchpoint Finance PLC, 0.150%, 03/15/2022	699,679	0.1
525,000	(5)	Mizuho Bank Ltd., 0.150%, 03/16/2022	524,743	0.0
725,000	(5)	National Australia Bank Ltd., 0.120%, 02/18/2022	724,890	0.1
750,000	(5)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/07/2022	749,988	0.1
625,000	(5)	Nieuw Amsterdam Receivables Corporation B.V., 0.100%, 01/11/2022	624,984	0.0
750,000	(5)	NRW.Bank, 0.130%, 03/21/2022	749,822	0.1
750,000	(5)	Old Line Funding LLC, 0.130%, 03/10/2022	749,691	0.1
250,000	(5)	Old Line Funding LLC, 0.250%, 04/27/2022	249,782	0.0
425,000	(5)	Santander UK PLC, 0.130%, 02/01/2022	424,968	0.0
500,000	(5)	Santander UK PLC, 0.300%, 05/03/2022	499,553	0.0
700,000	(5)	Sheffield Receivables Company LLC, 0.240%, 03/15/2022	699,679	0.0
800,000	(5)	Skandinaviska Enskilda Banken AB, 0.140%, 04/04/2022	799,574	0.1
300,000	(5)	Skandinaviska Enskilda Banken AB, 0.220%, 03/15/2022	299,900	0.0
750,000	(5)	Societe Generale, 0.170%, 03/31/2022	749,737	0.1
525,000	(5)	Starbird Funding Corp., 0.250%, 03/21/2022	524,728	0.0
600,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/07/2022	599,831	0.0
525,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.290%, 04/08/2022	524,681	0.0
725,000	(5)	Swedbank AB, 0.150%, 03/23/2022	724,754	0.1

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Commercial Paper (continued)
750,000	(5)	Swedbank AB, 0.150%, 03/24/2022	$749,739	0.1
750,000	(5)	Thunder Bay Funding LLC, 0.130%, 03/18/2022	749,666	0.1
625,000	(5)	Victory Receivables Corporation, 0.120%, 01/06/2022	624,992	0.0
725,000	(5)	Westpac Banking Corp., 0.130%, 03/25/2022	724,726	0.1
		Total Commercial Paper (Cost $22,965,566)	22,965,566	1.6
		Floating Rate Notes: 0.4%
675,000	(5)	Bank of Montreal, 0.120%, 01/05/2022	675,015	0.0
800,000	(5)	Bank of Nova Scotia, 0.130%, 02/28/2022	800,080	0.1
400,000	(5)	Barclays Bank PLC, 0.140%, 03/03/2022	399,992	0.0
700,000	(5)	Barclays Bank PLC, 0.160%, 03/22/2022	699,983	0.1
725,000	(5)	Canadian Imperial Bank of Commerce, 0.130%, 02/10/2022	725,052	0.1
725,000	(5)	DBS Bank Ltd., 0.140%, 03/16/2022	724,962	0.1
500,000	(5)	National Australia Bank Ltd., 0.130%, 03/10/2022	499,991	0.0
600,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/14/2022	600,009	0.0
375,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/22/2022	374,999	0.0
500,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.160%, 03/08/2022	500,021	0.0
600,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.270%, 06/24/2022	600,052	0.0
		Total Floating Rate Notes (Cost $6,600,156)	6,600,156	0.4
Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements: 4.5%
3,141,102	(5)	Bethesda Securities LLC, Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $3,141,125, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $3,203,924, due 01/01/25-12/01/51)	$3,141,102	0.2
15,717,351	(5)	Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $15,717,416, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $16,031,698, due 02/01/22-07/20/71)	15,717,351	1.1
5,407,152	(5)	CF Secured LLC, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $5,407,174, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.500%, Market Value plus accrued interest $5,515,296, due 01/20/22-06/20/69)	5,407,152	0.4

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
7,191,647	(5)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $7,191,688, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $7,335,523, due 01/04/22-11/15/51)	$7,191,647	0.5
10,350,520	(5)	Citigroup, Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $10,350,571, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-3.500%, Market Value plus accrued interest $10,557,531, due 02/15/22-12/20/51)	10,350,520	0.7
7,077,802	(5)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $7,077,837, collateralized by various U.S. Government Agency Obligations, 0.550%-7.500%, Market Value plus accrued interest $7,219,394, due 01/01/23-10/20/71)	7,077,802	0.5
Principal Amount†			Value	Percentage of Net Assets
13,366,030	(5)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $13,366,107, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $13,633,420, due 07/15/23-02/15/48)	$13,366,030	0.9
3,192,575	(5)	Stonex Financial Inc., Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $3,192,599, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $3,256,427, due 01/13/22-11/20/71)	3,192,575	0.2
		Total Repurchase Agreements (Cost $65,444,179)	65,444,179	4.5
		Certificates of Deposit: 0.8%
400,000	(5)	Bank of Montreal, 0.130%, 02/28/2022	399,988	0.0
725,000	(5)	Bank of Montreal, 0.220%, 03/21/2022	725,028	0.1
550,000	(5)	BNP Paribas, 0.130%, 03/03/2022	550,005	0.0
300,000	(5)	Commonwealth Bank of Australia, 0.130%, 02/11/2022	300,007	0.0
725,000	(5)	Credit Agricole, 0.230%, 03/09/2022	725,097	0.1
400,000	(5)	Landesbank Baden-Wurttemberg, 0.160%, 02/07/2022	400,019	0.0
725,000	(5)	Landesbank Baden-Wurttemberg, 0.160%, 03/21/2022	724,984	0.1
550,000	(5)	Lloyds Bank PLC, 0.130%, 02/22/2022	550,096	0.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Certificates of Deposit (continued)
500,000	(5)	Mitsubishi UFJ Trust and Banking Corp., 0.130%, 01/26/2022	$500,022	0.0
300,000	(5)	Mitsubishi UFJ Trust and Banking Corp., 0.150%, 03/02/2022	299,994	0.0
400,000	(5)	Mitsubishi UFJ Trust and Banking Corp., 0.150%, 03/03/2022	399,990	0.0
575,000	(5)	Mizuho Bank Ltd., 0.150%, 03/07/2022	574,977	0.0
725,000	(5)	Mizuho Bank Ltd., 0.150%, 03/14/2022	724,947	0.1
725,000	(5)	Norinchukin Bank of New York, 0.110%, 01/27/2022	725,003	0.1
800,000	(5)	Norinchukin Bank of New York, 0.240%, 03/14/2022	800,099	0.1
425,000	(5)	Oversea-Chinese Banking Corp. Ltd., 0.140%, 02/24/2022	425,021	0.0
700,000	(5)	Oversea-Chinese Banking Corp. Ltd., 0.250%, 03/17/2022	700,096	0.1
700,000	(5)	Oversea-Chinese Banking Corp. Ltd., 0.260%, 03/24/2022	700,069	0.1
350,000	(5)	Sumitomo Mitsui Trust Bank Ltd., 0.150%, 03/04/2022	350,001	0.0
640,000	(5)	Svenska Handelsbanken AB, 0.110%, 02/10/2022	640,071	0.0
525,000	(5)	Toronto-Dominion Bank, 0.150%, 03/03/2022	525,059	0.0
325,000	(5)	Toronto-Dominion Bank, 0.280%, 05/10/2022	324,988	0.0
		Total Certificates of Deposit (Cost $12,065,561)	12,065,561	0.8
Shares				Value	Percentage of Net Assets
			Mutual Funds: 0.7%
3,222,000	(5	),(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	$3,222,000	0.2
3,222,000	(5	),(6)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	3,222,000	0.2
3,022,000	(5	),(6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	3,022,000	0.2
492,122	(6)		T. Rowe Price Government Reserve Fund, 0.070%	492,122	0.1
			Total Mutual Funds (Cost $9,958,122)	9,958,122	0.7
			Total Short-Term Investments (Cost $117,033,584)	117,033,584	8.0
			Total Investments in Securities (Cost $1,137,463,269)	$1,576,088,472	107.9
			Liabilities in Excess of Other Assets	(114,816,686)	(7.9)
			Net Assets	$1,461,271,786	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(4)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $21,531,709 or 1.5% of net assets. Please refer to the table below for additional details.

(5)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$72,606,611	$—	$—	$72,606,611
Consumer Discretionary	226,164,505	—	—	226,164,505
Consumer Staples	35,461,674	—	—	35,461,674
Energy	26,001,919	—	3,593,903	29,595,822
Financials	62,599,278	—	—	62,599,278
Health Care	262,976,179	—	—	262,976,179
Industrials	186,935,152	—	—	186,935,152
Information Technology	502,180,926	2,820,762	2,787,113	507,788,801
Materials	36,594,978	—	—	36,594,978
Real Estate	26,001,957	—	—	26,001,957
Total Common Stock	1,437,523,179	2,820,762	6,381,016	1,446,724,957
Preferred Stock	—	—	12,329,931	12,329,931
Short-Term Investments	9,958,122	107,075,462	—	117,033,584
Total Investments, at fair value	$1,447,481,301	$109,896,224	$18,710,947	$1,576,088,472

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2021, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Caris Life Sciences, Inc. Series D	5/11/2021	$1,003,412	$1,003,412
Databricks, Inc.	7/24/2020	543,644	2,495,521
Databricks, Inc., Series F	10/22/2019	1,050,475	5,392,045
Databricks, Inc., Series G	2/1/2021	467,542	581,113
Gitlab, Inc., Class B - Lockup Shares	12/15/2020	1,375,399	2,820,762
Rappi, Inc. - Series E	9/8/2020	1,938,042	2,089,758
Tanium, Inc. - Series G	8/26/2015	1,757,213	3,263,603
Tanium, Inc. Class B	9/24/2020	360,384	291,592
Venture Global LNG, Inc. - Series B	3/8/2018	132,880	261,808
Venture Global LNG, Inc. - Series C	10/16/2017	2,083,973	3,332,095
		$10,712,964	$21,531,709

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:

Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Common Stocks	$6,381,016	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Enterprise Value to EBITDA Multiple	10.5	x	10.5	x	Increase
		Market Approach	Projected Enterprise Value to EBITDA Multiple	12.5	x	12.5	x	Increase
		Market Approach	Enterprise Value to Gross Profit Multiple	14.2	x	14.2	x	Increase
		Market Approach	Enterprise Value to Sales Multiple	11.2	x	11.2	x	Increase
		Market Approach	Discount Rate for Cost of Equity	20%		20%		Decrease
		Market Approach	Discount for lack of marketability	10%		10%		Decrease

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Preferred Stocks	$12,329,931	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Enterprise Value to Gross Profit Multiple	14.2	x	14.2	x	Increase
		Market Approach	Enterprise Value to Sales Multiple	11.2	x	11.2	x	Increase
		Market Approach	Discount for lack of marketability	10%		10%		Decrease
Total Investments, at fair value	$18,710,947

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs significant to the valuation technique were created by the Portfolio's management.

***  Unobservable inputs were weighted by the relative fair value of the instruments.

****  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2021:

	Common Stocks	Preferred Stocks	Total
Assets:
Beginning balance at December 31, 2020	$6,238,425	$9,847,301	$16,085,726
Purchases	1,173,818	1,900,407	3,074,225
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	2,115,836	3,713,345	5,829,181
Transfers into Level 3	—	—	—
Transfers out of Level 3	(3,147,063)	(3,131,122)	(6,278,185)
Ending balance at December 31, 2021	$6,381,016	$12,329,931	$18,710,947
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021*****	$2,115,836	$3,713,345	$5,829,181

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,137,784,700.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$501,726,759
Gross Unrealized Depreciation	(63,422,987)
Net Unrealized Appreciation	$438,303,772
See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2021

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.1%
			Communication Services: 20.7%
32,309	(1)		Alphabet, Inc. - Class A	$93,600,465	4.2
32,260	(1)		Alphabet, Inc. - Class C	93,347,213	4.2
5,531	(1	),(2),(3)	Epic Games, Inc.	5,318,665	0.2
318,723	(1)		Meta Platforms, Inc.	107,202,481	4.8
8,156	(1)		IAC/InterActiveCorp	1,066,071	0.0
21,400	(1	),(4)	Kuaishou Technology	198,410	0.0
99,990	(1)		Match Group, Inc.	13,223,677	0.6
68,641	(1)		NetFlix, Inc.	41,352,084	1.9
114,970	(1)		Pinterest, Inc.	4,179,160	0.2
120,233	(1)		ROBLOX Corp.	12,403,236	0.6
154,439	(1)		Sea Ltd. ADR	34,549,549	1.6
646,696	(1)		Snap, Inc.	30,414,113	1.4
90,399	(1)		Spotify Technology SA	21,156,078	1.0
46,176	(1)		Vimeo, Inc.	829,321	0.0
				458,840,523	20.7
			Consumer Discretionary: 25.0%
64,616	(1)		Airbnb, Inc.	10,757,918	0.5
65,159	(1)		Amazon.com, Inc.	217,262,260	9.8
5,755	(1)		Booking Holdings, Inc.	13,807,569	0.6
36,608	(1)		Carvana Co.	8,485,368	0.4
8,158	(1)		Chipotle Mexican Grill, Inc.	14,262,223	0.6
240,487	(1	),(5)	Coupang, Inc.	7,065,508	0.3
80,950	(1)		DoorDash, Inc.	12,053,455	0.5
125,818	(1)		DraftKings, Inc. - Class A	3,456,220	0.2
58,689	(1)		Expedia Group, Inc.	10,606,276	0.5
261,583	(1)		Farfetch Ltd. - Class A	8,744,720	0.4
68,949			Ferrari NV	17,845,380	0.8
171,673	(1)		Las Vegas Sands Corp.	6,461,772	0.3
42,955	(1)		Lululemon Athletica, Inc.	16,814,735	0.8
151,200	(1	),(4)	Meituan Class B	4,372,325	0.2
66,648			Nike, Inc. - Class B	11,108,222	0.5
113,487	(1)		Peloton Interactive, Inc.	4,058,295	0.2
47,200	(1)		Pinduoduo, Inc. ADR	2,751,760	0.1
90,525	(1	),(5)	Rivian Automotive, Inc.	9,386,537	0.4
1,333,316	(1	),(3)	Rivian Automotive, Inc. Lockup Shares	131,338,959	5.9
272,221			Ross Stores, Inc.	31,109,416	1.4
154,646	(1	),(5)	Wynn Resorts Ltd.	13,151,096	0.6
				554,900,014	25.0
			Financials: 1.7%
1,669,750	(1	),(2),(3)	Ant International Co., Limited- Class C	6,114,458	0.3
Shares				Value	Percentage of Net Assets
12,749	(1	),(2),(3)	Maplebear, Inc., dba Instacart	$1,513,944	0.1
666	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Non-Voting	79,087	0.0
9,189			MarketAxess Holdings, Inc.	3,779,160	0.2
5,427			MSCI, Inc. - Class A	3,325,069	0.1
25,508			S&P Global, Inc.	12,037,990	0.5
379,590	(1	),(5)	SoFi Technologies, Inc.	6,001,318	0.3
38,540			Tradeweb Markets, Inc.	3,859,395	0.2
				36,710,421	1.7
			Health Care: 7.8%
6,802	(1)		Align Technology, Inc.	4,470,138	0.2
20,757			Anthem, Inc.	9,621,700	0.4
13,672	(1)		Argenx SE ADR	4,787,798	0.2
105,278			AstraZeneca PLC	12,293,220	0.6
248,846	(1)		Avantor, Inc.	10,486,371	0.5
39,071			Cigna Corp.	8,971,874	0.4
82,983			Eli Lilly & Co.	22,921,564	1.0
80,524			HCA Healthcare, Inc.	20,688,226	0.9
14,365			Humana, Inc.	6,663,349	0.3
91,570	(1)		Intuitive Surgical, Inc.	32,901,101	1.5
89,577			Stryker Corp.	23,954,681	1.1
29,685			UnitedHealth Group, Inc.	14,906,026	0.7
				172,666,048	7.8
			Industrials: 4.2%
116,801	(1)		Airbus SE	14,943,949	0.7
353,868	(1	),(3)	Aurora Innovation, Inc. Lockup Shares	3,785,326	0.2
23,941			Cintas Corp.	10,609,933	0.4
68,026	(1	),(3)	Didi Global, Inc., Lockup Shares	1,314,426	0.0
68,602			FedEx Corp.	17,743,221	0.8
36,533	(1)		Generac Holdings, Inc.	12,856,693	0.6
40,281			Roper Technologies, Inc.	19,812,613	0.9
109,483			TransUnion	12,982,494	0.6
				94,048,655	4.2
			Information Technology: 38.7%
155,594	(1)		Advanced Micro Devices, Inc.	22,389,977	1.0
27,999	(1)		Affirm Holdings, Inc.	2,815,579	0.1
188,031	(1)		Afterpay Ltd.	11,350,877	0.5
727,763			Apple, Inc.	129,228,876	5.8
40,802			ASML Holding NV - NY Reg	32,484,104	1.5
15,700	(1)		Atlassian Corp. PLC	5,986,253	0.3
35,156	(1)		Avalara, Inc.	4,538,991	0.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Information Technology (continued)
7,556	(1)		Bill.com Holdings, Inc.	$1,882,577	0.1
167,178	(1)		Black Knight, Inc.	13,857,384	0.6
28,100	(1)		Block, Inc.	4,538,431	0.2
57,285	(1)		Ceridian HCM Holding, Inc.	5,983,991	0.3
69,054	(1)		Datadog, Inc.	12,299,208	0.6
178,883	(1)		Fiserv, Inc.	18,566,267	0.8
77,029			Global Payments, Inc.	10,412,780	0.5
17,420	(1)		HashiCorp, Inc.	1,585,917	0.1
80,893			Intuit, Inc.	52,031,995	2.3
7,871	(1	),(2),(3)	Magic Leap, Inc. - Class A	151,138	0.0
79,729			Mastercard, Inc. - Class A	28,648,224	1.3
691,948			Microsoft Corp.	232,715,951	10.5
7,152	(1	),(5)	Monday.com Ltd.	2,207,965	0.1
28,776	(1)		MongoDB, Inc.	15,232,576	0.7
136,636			Nvidia Corp.	40,186,014	1.8
11,262	(1)		Paycom Software, Inc.	4,675,870	0.2
54,831	(1)		PayPal Holdings, Inc.	10,340,030	0.5
108,103	(1)		Salesforce.com, Inc.	27,472,215	1.2
191,600	(1	),(5)	SentinelOne, Inc.	9,673,884	0.4
45,443	(1)		ServiceNow, Inc.	29,497,506	1.3
8,845	(1)		Shopify, Inc.	12,183,015	0.6
14,557	(1)		Snowflake, Inc. - Class A	4,931,184	0.2
51,440	(1	),(2),(3)	Stripe, Inc. - Class B	3,325,596	0.2
101,930			Taiwan Semiconductor Manufacturing Co., Ltd. ADR	12,263,198	0.6
40,861	(1)		Teledyne Technologies, Inc.	17,851,762	0.8
9,017	(1	),(5)	Toast, Inc.	312,980	0.0
95,454	(1)		Trade Desk, Inc./The	8,747,405	0.4
19,000	(1)		Twilio, Inc.	5,003,460	0.2
238,712	(1)		UiPath, Inc.	10,295,649	0.5
157,581			Visa, Inc. - Class A	34,149,379	1.5
22,906	(1)		Workday, Inc.	6,257,461	0.3
60,293	(1)		Zoom Video Communications, Inc.	11,088,486	0.5
				857,164,155	38.7
			Total Common Stock (Cost $1,219,329,204)	2,174,329,816	98.1
Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 0.8%
			Consumer Discretionary: 0.3%
38,487	(1	),(2),(3)	Rappi, Inc. - Series E	$2,479,453	0.1
37,201	(1	),(2),(3)	Sila Nanotechnologies, Inc., Series F	1,535,389	0.1
18,931	(1	),(2),(3)	Waymo LLC., Series A-2	1,736,390	0.1
				5,751,232	0.3
			Financials: 0.2%
1,855	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Series A	220,281	0.0
26,036	(1	),(2),(3)	Maplebear, Inc., dba Instacart - Series G	3,091,775	0.2
				3,312,056	0.2
			Industrials: 0.3%
159,700	(1	),(2),(3)	GM Cruise Holdings, LLC - Class F	4,208,095	0.2
132,943	(1	),(2),(3)	Nuro, Inc. - Series C	2,771,293	0.1
				6,979,388	0.3
			Total Preferred Stock (Cost $11,475,729)	16,042,676	0.8
			Total Long-Term Investments (Cost $1,230,804,933)	2,190,372,492	98.9
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
			Repurchase Agreements: 1.8%
9,576,047	(6)		Cantor Fitzgerald Securities, Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $9,576,086, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $9,767,568, due 02/01/22-07/20/71)	$9,576,047	0.4

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Repurchase Agreements (continued)
6,613,337	(6)	Citadel Securities LLC, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $6,613,375, collateralized by various U.S. Government Securities, 0.000%-7.250%, Market Value plus accrued interest $6,745,643, due 01/04/22-11/15/51)	$6,613,337	0.3
4,312,263	(6)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/31/21, 0.06%, due 01/03/22 (Repurchase Amount $4,312,284, collateralized by various U.S. Government Agency Obligations, 0.550%-7.500%, Market Value plus accrued interest $4,398,530, due 01/01/23-10/20/71)	4,312,263	0.2
8,280,066	(6)	RBC Dominion Securities Inc., Repurchase Agreement dated 12/31/21, 0.05%, due 01/03/22 (Repurchase Amount $8,280,100, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $8,445,667, due 05/15/22-12/01/51)	8,280,066	0.4
Principal Amount†				Value	Percentage of Net Assets
8,143,470	(6)		State of Wisconsin Investment Board, Repurchase Agreement dated 12/31/21, 0.07%, due 01/03/22 (Repurchase Amount $8,143,517, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $8,306,382, due 07/15/23-02/15/48)	$8,143,470	0.4
2,433,328	(6)		Stonex Financial Inc., Repurchase Agreement dated 12/31/21, 0.09%, due 01/03/22 (Repurchase Amount $2,433,346, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-9.000%, Market Value plus accrued interest $2,481,995, due 01/13/22-11/20/71)	2,433,328	0.1
			Total Repurchase Agreements (Cost $39,358,511)	39,358,511	1.8
			Time Deposits: 0.1%
1,280,000	(6)		Mizuho Bank LTD, 0.050%, 01/03/2022	1,280,000	0.1
1,270,000	(6)		Mizuho Bank LTD, 0.070%, 01/03/2022	1,270,000	0.0
1,240,000	(6)		Mizuho Bank LTD, 0.070%, 01/03/2022	1,240,000	0.0
			Total Time Deposits (Cost $3,790,000)	3,790,000	0.1
Shares				Value	Percentage of Net Assets
			Mutual Funds: 1.3%
1,120,000	(6	),(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030%	$1,120,000	0.1
500,000	(6	),(7)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 0.020%	500,000	0.0

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Mutual Funds (continued)
500,000	(6	),(7)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 0.030%	$500,000	0.0
26,686,634	(7)		T. Rowe Price Government Reserve Fund, 0.070%	26,686,634	1.2
			Total Mutual Funds (Cost $28,806,634)	28,806,634	1.3
			Total Short-Term Investments (Cost $71,955,145)	71,955,145	3.2
			Total Investments in Securities (Cost $1,302,760,078)	$2,262,327,637	102.1
			Liabilities in Excess of Other Assets	(46,098,794)	(2.1)
			Net Assets	$2,216,228,843	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(3)  Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2021, the Portfolio held restricted securities with a fair value of $168,984,275 or 7.6% of net assets. Please refer to the table below for additional details.

(4)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)  Security, or a portion of the security, is on loan.

(6)  All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2021.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Common Stock
Communication Services	$453,323,448	$198,410	$5,318,665	$458,840,523
Consumer Discretionary	419,188,730	135,711,284	—	554,900,014
Financials	29,002,932	—	7,707,489	36,710,421
Health Care	160,372,828	12,293,220	—	172,666,048
Industrials	74,004,954	20,043,701	—	94,048,655
Information Technology	842,336,544	11,350,877	3,476,734	857,164,155
Total Common Stock	1,978,229,436	179,597,492	16,502,888	2,174,329,816
Preferred Stock	—	—	16,042,676	16,042,676
Short-Term Investments	28,806,634	43,148,511	—	71,955,145
Total Investments, at fair value	$2,007,036,070	$222,746,003	$32,545,564	$2,262,327,637

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

At December 31, 2021, VY® T. Rowe Price Growth Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Ant International Co., Limited - Class C	6/7/2018	$6,364,043	$6,114,458
Aurora Innovation, Inc. Lockup Shares	3/1/2019	1,506,258	3,785,326
Didi Global, Inc., Lockup Shares	10/19/2015	1,865,695	1,314,426
Epic Games, Inc.	6/18/2020	3,180,325	5,318,665
GM Cruise Holdings, LLC - Class F	5/7/2019	2,914,525	4,208,095
Magic Leap, Inc. - Class A	1/20/2016	3,824,971	151,138
Maplebear, Inc., dba Instacart	8/7/2020	590,711	1,513,944
Maplebear, Inc., dba Instacart - Non-Voting	8/7/2020	30,858	79,087
Maplebear, Inc., dba Instacart - Series A	11/18/2020	113,178	220,281
Maplebear, Inc., dba Instacart - Series G	7/2/2020	1,252,121	3,091,775
Nuro, Inc. - Series C	10/30/2020	1,735,518	2,771,293
Rappi, Inc. - Series E	9/8/2020	2,299,446	2,479,453
Rivian Automotive, Inc. Lockup Shares	12/23/2019	20,686,703	131,338,959
Sila Nanotechnologies, Inc., Series F	1/7/2021	1,535,389	1,535,389
Stripe, Inc. - Class B	12/17/2019	807,094	3,325,596
Waymo LLC., Series A-2	5/8/2020	1,625,552	1,736,390
		$50,332,387	$168,984,275

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2021 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(12,134)
Total	$(12,134)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:

Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)		Weighted Average of Inputs***		Impact to Valuation from an Increase in Input****
Common Stocks	$16,502,888	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
		Market Approach	Discount for lack of marketability	10%		10%		Decrease
		Market Approach	Enterprise Value to EBITDA Multiple	22.0	x - 25.4x	22.0	x - 25.4x	Increase
		Market Approach	Enterprise Value to Sales Multiple	6.4	x - 7.5x	6.4	x - 7.5x	Increase
		Market Approach	Sales growth rate	25%		25%		Increase
		Market Approach	EBITDA growth rate	32%		32%		Increase
		Market Approach	Enterprise Value to Gross Profit Multiple	43.4	x - 58.1x	43.4	x - 58.1x	Increase
		Market Approach	Gross profit growth rate	40%		40%		Increase
		Market Approach	Segment Based Price to Earnings Multiple	9.5	x - 36.8x	9.5	x - 36.8x	Increase
		Market Approach	Whole Company Price to Earnings Multiple	18.1	x	18.1	x	Increase
Preferred Stocks	$16,042,676	Market Approach	Recent Comparable Transaction Price(s)	—	**	—	**	—	**
Total Investments, at fair value	$32,545,564

*  Valuation techniques may change in order to reflect management's judgment of current market participant assumptions.

**  No quantitative unobservable inputs significant to the valuation technique were created by the Portfolio's management.

***  Unobservable inputs were weighted by the relative fair value of the instruments.

****  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2021 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2021:

	Common Stocks	Preferred Stocks	Total
Assets:
Beginning balance at December 31, 2020	$19,155,080	$41,961,073	$61,116,153
Purchases	3,824,971	6,094,729	9,919,700
Sales	—	—	—
Total realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)*****	(2,050,852)	4,119,333	2,068,481
Transfers into Level 3	—	—	—
Transfers out of Level 3******	(4,426,311)	(36,132,459)	(40,558,770)
Ending balance at December 31, 2021	$16,502,888	$16,042,676	$32,545,564
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021*****	$(2,050,852)	$4,119,333	$2,068,481

*****  Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

******  During the year ended December 31, 2021, certain securities fair valued at $35,999,430 transferred out of Level 3 because observable market data became available for the securities.

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,308,575,120.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,014,080,147
Gross Unrealized Depreciation	(60,327,509)
Net Unrealized Appreciation	$953,752,638

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	NII	$0.4928
Class I	NII	$0.5523
Class S	NII	$0.5245
All Classes	ROC	$0.0779
Voya International High Dividend Low Volatility Portfolio
Class ADV	NII	$0.2042
Class I	NII	$0.2515
Class S	NII	$0.2264
Class S2	NII	$0.2049
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.0911
Class I	NII	$0.1443
Class S	NII	$0.1165
Class S2	NII	$0.0882
VY® Baron Growth Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class R6	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$2.4374
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.0519
Class I	NII	$0.1398
Class S	NII	$0.0911
All Classes	STCG	$1.1377
All Classes	LTCG	$1.3423
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0345
Class I	NII	$0.0873
Class R6	NII	$0.0926
Class S	NII	$0.0495
Class S2	NII	$0.0313
All Classes	LTCG	$0.0734
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.2435
Class I	NII	$0.3464
Class S	NII	$0.2954
Portfolio Name	Type	Per Share Amount
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.4972
Class I	NII	$0.7431
Class S	NII	$0.6070
Class S2	NII	$0.5343
All Classes	STCG	$0.5731
All Classes	LTCG	$0.0265
VY® Invesco Global Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$1.1471
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0524
Class I	NII	$0.1437
Class S	NII	$0.0945
Class S2	NII	$0.0928
All Classes	STCG	$0.0290
All Classes	LTCG	$0.6725
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0006
Class R6	NII	$0.0011
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$0.1808
All Classes	LTCG	$2.2679
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$—
Class S	NII	$—
Class S2	NII	$—
All Classes	STCG	$1.4833
All Classes	LTCG	$8.0628

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain
ROC — Return of capital

Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	99.98%
VY® Columbia Contrarian Core Portfolio	17.78%
VY® Columbia Small Cap Value II Portfolio	99.99%
VY® Invesco Comstock Portfolio	100.00%
VY® Invesco Equity and Income Portfolio	45.14%
VY® JPMorgan Mid Cap Value Portfolio	93.88%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	42.21%
VY® T. Rowe Price Growth Equity Portfolio	24.87%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® Baron Growth Portfolio	$47,211,796
VY® Columbia Contrarian Core Portfolio	$11,113,782
VY® Columbia Small Cap Value II Portfolio	$705,596
VY® Invesco Equity and Income Portfolio	$683,015
VY® Invesco Global Portfolio	$75,568,927
VY® JPMorgan Mid Cap Value Portfolio	$14,717,757
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$205,600,547
VY® T. Rowe Price Growth Equity Portfolio	$148,632,231

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Portfolio	$716,555	$0.0182	92.67%

*  None of the Portfolio's income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director Chairperson	November 2007 - Present January 2020 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	131	Dentaquest (February 2014 - Present); RSR Partners, Inc. (2016 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	November 1997 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	131	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (22 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Director	August 2015 - Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2006 - Present	Consultant (May 2001 - Present).	131	Centerra Gold Inc. (May 2008 - Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	October 2015 - Present	Retired.	131	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Director who is an "interested person":
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Director	July 2018 - Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 - Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present); Voya Investments Distributor, LLC (April 2018 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 - Present

Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 -Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 - Present); Chief Financial Officer, Voya Investment Management (September 2014 - Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 - March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 - September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 - March 2018).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 - Present

President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - Present); Director, Voya Funds Services, LLC (March 2018 - Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 - Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 - August 2017).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 - Present March 2020 - Present

Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 - Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 - Present). Formerly, Vice President, Voya Investments, LLC (September 2018 - March 2020); Consultant, DA Capital LLC (January 2016 - March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 - Present

Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Chief Administrative Officer, Voya Investment Management (September 2017 - Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 - September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	President, Voya Funds Services, LLC (March 2018 - Present) and Senior Vice President, Voya Investments, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 - Present

Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 - Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 - March 2021).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 - Present

Senior Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 - Present) and Voya Funds Services, LLC (March 2006 - Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - April 2018).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 - Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 - Present

Vice President, Voya Investments Distributor, LLC (April 2018 - Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 - Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 - Present). Formerly, Vice President, Voya Investment Management (March 2014 - February 2018).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 - Present	Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 - Present

Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 - Present); Compliance Consultant, Voya Financial, Inc. (January 2019 - Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 - December 2018).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 - Present

Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (September 2020 - Present). Formerly, Vice President, Counsel, Voya Investment Management - Mutual Fund Legal Department (January 2013 - September 2020).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

Proposal:

1  At this meeting, a proposal was submitted to approve a change in the sub-classification under the Investment Company Act of 1940, as amended, of their respective Portfolio from "diversified" to "non-diversified", including the elimination of the related fundamental investment restriction.

A shareholder meeting of VY® T. Rowe Price Growth Equity Portfolio was held virtually on October 7, 2021.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
VY® T. Rowe Price Growth Equity Portfolio	1	*	8,144,898.896	1,028,559.772	546,334.369	0.000	9,719,793.037

*  Proposal Passed

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 18, 2021, the Board of Directors ("Board") of Voya Partners, Inc. (the "Company"), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not "interested persons" of Voya Global Bond Portfolio, Voya International High Dividend Low Volatility Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® Invesco Global Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, and VY® T. Rowe Price Growth Equity Portfolio, each a series of the Company (the "Portfolios"), as such term is defined under the Investment Company Act of 1940, as amended (the "Independent Directors"), considered and approved the renewal of the investment management contracts (the "Management Contracts") between Voya Investments, LLC (the "Manager") and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the "Sub-Advisory Contracts," and together with the Management Contracts, the "Contracts") with Voya Investment Management Co. LLC, American Century Investment Management, Inc., BAMCO, Inc., Columbia Management Investment Advisers, LLC, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., and T. Rowe Price Associates, Inc., the respective sub-advisers to each Portfolio (the "Sub-Advisers") for an additional one year period ending November 30, 2022.

In addition to the Board meeting on November 18, 2021, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Advisers (collectively, such persons are referred to herein as "management") on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the "IRCs"), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide"), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on that Portfolio's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data ("Morningstar")), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and a Sub-Adviser.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios' operations and risk management and the oversight of their various other service providers.

The Board considered the "manager-of-managers" structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers' investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund's performance. In connection with the Manager's performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser's management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and

Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio's Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio's prospectus. In addition, the Board considered Voya Global Bond Portfolio's investment performance compared to an additional performance peer group that is approved by the Portfolios' IRC due to the investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio's performance and risk, including risk-adjusted investment return information, from the Company's Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm's-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules and that the Manager is responsible for paying the fees of the Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio's Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm's-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Portfolios. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers' potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio's Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category, as well as its primary benchmark and, as applicable, a performance peer group. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio's more recent performance, asset levels and asset flows. Each Portfolio's management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year period, the second quintile for the ten-year period, the third quintile for the one-year and three-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the one-year, five-year and ten-year periods and underperformed for the year-to-date and three-year periods. In analyzing this performance data, the Board also took into account that the Portfolio outperformed its performance peer group average for the one-year, five-year and ten-year periods and underperformed for the year-to-date and three-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

Voya International High Dividend Low Volatility Portfolio

In considering whether to approve the renewal of the Contracts for Voya International High Dividend Low Volatility Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the fourth quintile of its Morningstar category for the year-to-date, three-year, five-year and ten-year periods and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of stock selection and sector allocation on the Portfolio's performance; (2) the fact that performance prior to May 1, 2019, reflects a different investment strategy and portfolio management team; (3) the recent change in the Portfolio's primary benchmark which may provide shareholders with stronger relative returns; and (4) its confidence in the ability of the Sub-Adviser to execute the Portfolio's investment strategy.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date, three-year and five-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY Baron® Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year, five-year and ten-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the three-year, five-year and ten-year periods and underperformed for the year-to-date and one-year periods. In analyzing this performance data, the Board took into account management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding its belief that the Portfolio's pricing is competitive when compared to peers identified by management.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date, one-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and three-year periods and underperformed for the one-year, five-year and ten-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for the one-year and ten-year periods and underperformed the year-to-date, three-year and five-year periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date and one-year periods, the second quintile for the five-year period, the third quintile for the ten-year period, and the fourth quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year and five-year periods, the second quintile for the ten-year period, and the third quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Global Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Global Portfolio (formerly, VY® Invesco Oppenheimer Global Portfolio), the Board considered that, based on performance data for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, five-year and ten-year periods, the second quintile for the three-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the third quintile for the year-to-date and three-year periods, and the fourth quintile for the one-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management's representations regarding: (1) the impact of security selection and sector positioning on the Portfolio's performance; and (2) the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date, one-year and five-year periods, and the third quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management's related representations, the Board concluded that it was satisfied with management's responses relating to each Portfolio's investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

VPAR-VPI

(1221-022422)

Annual Report
December 31, 2021
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio	■ Voya Solution 2065 Portfolio
■ Voya Solution 2030 Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come
Dear Shareholder,
The 12-month period ended December 31, 2021 marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.
The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.
The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.
As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2022
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index
An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive® Index
Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.

S&P Target Risk® Conservative Index
Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index
Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.

2

Portfolio Managers’ Report	Voya Solution Portfolios

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio resulting in target investment allocations (“Target Asset Allocations”). These Target Asset Allocations as of December 31, 2021 are set out in the table on page 6. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).
Performance: Each Portfolio’s performance against its respective benchmarks can be found on page 6.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2021.
The Portfolios started the year overweight to equities in the 2065-2040 Portfolio vintages, but flat or modestly underweight in equities in the near-dated vintages. Within equities, the Portfolios were overweight to domestic small cap across all vintages and developed international in far-dated vintages, as well as underweight in domestic large cap across all vintages. Within fixed income, the Portfolios were overweight to core U.S. fixed income and long government bonds in the near-dated Portfolios, while being underweight in core U.S. fixed income in the far-dated Portfolios.
At the close of January, the Portfolios implemented a modest overweight to emerging market (“EM”) equities funded by selling down domestic large cap equities. The rationale underpinning the trade was our belief that the U.S. dollar (“USD”) would continue to depreciate and that the COVID-19 vaccine rollout would benefit EM equities more than U.S. large cap equities. The EM index is more heavily weighted toward industrial stocks and less heavily weighted toward technology stocks, and we believed that industrial companies stood to benefit more as the vaccine would allow employees to return to worksites.
In March, the Portfolios trimmed their overweight position in domestic small cap equities and purchased domestic large cap with the proceeds. At the time of the trade, domestic small caps had outperformed domestic large caps by over 22% since we initiated the overweight in October 2020. With the trade, the Portfolios increase their overweight to domestic large cap equities — reflective of our view that growth will continue for mega cap growth stocks while also having more dollar resiliency.
In April, as part of their annual review process, the Portfolios glided down the equity portion of the 2040-2025 Portfolios, reducing total equity between 1-3% in favor of fixed income. Within equities, the Portfolios rotated from U.S. large cap into U.S. mid, U.S. small and EM equities. Within fixed income, we reduced the position in U.S. long government bonds within the near-dated vintages in favor of core U.S. fixed income.
At the end of May, the Portfolios rotated a portion of their U.S. small cap and EM equities into European equities. We have been cautious on Europe for years. By March 2021, Europe had wiped out the heady gains made in the fourth quarter of 2020. Since then, with more successful COVID-19 vaccine rollouts, re-opening of tourism in the summer and additional stimulus through the European recovery fund, Europe looks to be in the next leg of the global growth recovery, in our opinion.
In July, the Portfolios unwound their overweight equity exposure to the euro zone as optimism for its outperformance, relative to domestic equities, waned, given continued USD strength and increased fears over the impact of the COVID-19 Delta variant. EM equity exposures were also reduced, as increasing regulatory risk and tightening credit conditions in China, as well as low vaccination rates in the EM have amplified concerns for the asset class. Proceeds from the trades were incorporated into U.S. large cap equities.
In October, the Portfolios conducted their semi-annual strategic asset allocation review, resulting in a shift of assets into domestic large cap equities and away from U.S. mid and small cap, developed international and EM equities and core U.S. fixed income in varying degrees depending on the Portfolios.
3

Voya Solution Portfolios	Portfolio Managers’ Report

In December, the Portfolios further increased their U.S. large cap overweight, while lowering exposure to U.S. small cap. With rising wages, small cap companies will have a harder time passing on rising costs to consumers relative to their larger counterparts. In addition, we expect higher volatility caused by the U.S. Federal Reserve Board (the “Fed”) tapering, justifying a lower allocation to the higher-beta asset class.
During the year, tactical moves relative to our strategic benchmarks have had a positive impact across the Portfolios.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.
From a holdings standpoint, overall performance from underlying strategies detracted from results. Underlying funds with top benchmark-relative performance include VY® Invesco Comstock Portfolio, VY® JPMorgan Small Cap Core Equity Portfolio and VY® BrandywineGLOBAL-Bond Portfolio. Bottom benchmark-relative performers include VY® Columbia Contrarian Core Portfolio, VY® T. Rowe Price Growth Equity and Voya Multi-Manager International Equity Fund.
Current Strategy and Outlook: In our opinion, COVID-19 could be with us for the long run, but we are learning to live with it: successive waves of infection from new mutations have exerted diminishing impacts on economic activity. U.S. consumer balance sheets have improved dramatically from the early days of the pandemic. In our view, with less risk of lockdowns, expected high demand for labor and more than $2 trillion in excess savings, we think there are more self-sufficient individuals who are well-positioned to contribute to the next leg of growth in 2022. In addition, capital goods orders have taken off, in our view; when considered alongside exceedingly slim inventories, we believe that capital expenditures are likely to be strong in the coming year. We recognize that monetary and fiscal policy will likely continue to become less accommodative in 2022, leaving economies with fewer supports. In our view, this could lead to bouts of fragility and volatility. However, we also see potentially powerful offsets to tightening financial conditions, including a drawdown of consumer savings and corporate inventory rebuilding. These factors make us believe there is scope for continued global equity gains. What is more, we think equity market risk premia have room to absorb modestly higher rates. Though certain pockets of the market are vulnerable to tighter financial conditions, it is our opinion that sell-offs in those pockets should not crash the entire equity market. Funding costs are rising, but remain near record lows, and we think strong fundamentals should insulate credit spreads from rising rates. Still, we believe inflation and profit dynamics are critical variables affecting this outlook.
The economy only re-opens once; in our view, we project 2022 above-trend inflation will generally be supply driven and abate as bottlenecks ease. The Fed’s policy tools are not tuned to resolve supply side issues — that is why we believe the Fed will look past impermanent price pressures and allow inflation to decelerate naturally, as delivery costs come down, more supply comes online, and more workers re-enter the labor force. Furthermore, we expect the handoff from goods to services to happen gradually. We believe that a sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. We also believe that this is likely to continue and, combined with still above-trend GDP growth, will support earnings growth in 2022. S&P 500® Index companies have historically demonstrated greater pricing power than smaller companies; this fact underpins the retention of our overweight to U.S. large cap stocks.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2021.

*
Effective on or about May 31, 2022, Halvard Kvaale will retire and no longer be a portfolio manager for the Portfolios.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Solution Portfolios

Annual Target Asset Allocation as of December 31, 2021(1) (as a percentage of net assets)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	38.5%	38.5%	38.5%	38.5%	37.5%	33.5%	30.0%	26.0%	20.0%	13.0%
US Large Growth	9.3%	9.3%	9.3%	9.3%	9.3%	9.3%	8.0%	7.0%	7.0%	4.5%
US Large Value	9.3%	9.3%	9.3%	9.3%	9.3%	9.3%	8.0%	7.0%	7.0%	4.5%
US Mid Cap Blend	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	4.0%	4.0%	3.0%	2.0%
US Small Cap	4.0%	4.0%	4.0%	4.0%	4.0%	4.0%	3.0%	3.0%	2.0%	—
International	25.0%	25.0%	25.0%	25.0%	25.0%	23.0%	21.0%	18.0%	14.0%	7.0%
Emerging Markets	6.0%	6.0%	6.0%	6.0%	6.0%	5.0%	5.0%	4.0%	4.0%	2.0%
Core Fixed Income	3.0%	3.0%	3.0%	3.0%	3.0%	9.0%	17.0%	26.0%	35.0%	44.0%
High Yield	—	—	—	—	2.0%	3.0%	4.0%	5.0%	5.0%	5.0%
International Bonds	—	—	—	—	—	—	—	—	3.0%	3.0%
TIPS	—	—	—	—	—	—	—	—	—	3.0%
Short Duration	—	—	—	—	—	—	—	—	—	10.0%
Long Govt Bonds	—	—	—	—	—	—	—	—	—	2.0%
Total Equity	97.0%	97.0%	97.0%	97.0%	95.0%	88.0%	79.0%	69.0%	57.0%	33.0%
Total Fixed Income	3.0%	3.0%	3.0%	3.0%	5.0%	12.0%	21.0%	31.0%	43.0%	67.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
5

Voya Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Year Ended December 31, 2021
1 Year
Voya Solution Aggressive Portfolio, Class S	19.62%
S&P Target Risk Aggressive® Index	15.62%
Voya Solution Balanced Portfolio, Class S	13.96%
S&P Target Risk® Growth Index	11.37%
Voya Solution Conservative Portfolio, Class S	5.52%
S&P Target Risk® Conservative Index	4.99%
Voya Solution Income Portfolio, Class S	6.37%
S&P Target Date Retirement Income Index	5.11%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	-1.54%
Voya Solution Moderately Aggressive Portfolio, Class S	17.16%
S&P Target Risk Aggressive® Index	15.62%
Voya Solution Moderately Conservative Portfolio, Class S	9.41%
S&P Target Risk® Moderate Index	7.12%
Voya Solution 2025 Portfolio, Class S	10.67%
S&P Target Date 2025 Index	10.67%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	-1.54%
Voya Solution 2030 Portfolio, Class S	12.49%
S&P Target Date 2030 Index	12.61%
Voya Solution 2035 Portfolio, Class S	14.08%
S&P Target Date 2035 Index	14.92%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	-1.54%
Voya Solution 2040 Portfolio, Class S	16.10%
S&P Target Date 2040 Index	16.55%
Voya Solution 2045 Portfolio, Class S	17.26%
S&P Target Date 2045 Index	17.51%
Russell 3000® Index	25.66%
MSCI EAFE®	11.26%
Bloomberg U.S. Aggregate Bond	-1.54%
Voya Solution 2050 Portfolio, Class S	17.10%
S&P Target Date 2050 Index	17.99%
Voya Solution 2055 Portfolio, Class S	17.32%
S&P Target Date 2055 Index	18.19%
Voya Solution 2060 Portfolio, Class S	17.15%
S&P Target Date 2060+ Index	18.05%
Voya Solution 2065 Portfolio, Class S	17.30%
S&P Target Date 2060+ Index	18.05%

6

Portfolio Managers’ Report	Voya Solution Aggressive Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013
Class ADV	19.31%	13.23%	10.61%
Class I	19.87%	13.78%	11.21%
Class R6(1)	19.86%	13.79%	13.26%
Class S	19.62%	13.51%	10.94%
Class S2	19.42%	13.33%	10.70%
S&P Target Risk Aggressive® Index	15.62%	12.23%	9.98%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Solution Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	13.63%	10.20%	9.04%
Class I	14.15%	10.74%	9.58%
Class R6(1)	14.15%	10.77%	10.35%
Class S	13.96%	10.48%	9.32%
Class S2	13.80%	10.32%	9.15%
S&P Target Risk® Growth Index	11.37%	10.17%	8.96%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Solution Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	5.26%	5.99%	5.44%
Class I	5.85%	6.52%	5.96%
Class R6(1)	5.77%	6.53%	6.22%
Class S	5.52%	6.26%	5.71%
Class S2	5.34%	6.11%	5.56%
S&P Target Risk® Conservative Index	4.99%	6.97%	5.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Solution Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	6.16%	7.13%	6.11%
Class I	6.69%	7.66%	6.64%
Class S	6.37%	7.38%	6.37%
Class S2	6.25%	7.23%	6.21%
Class T	6.03%	6.91%	5.90%
S&P Target Date Retirement Income Index	5.11%	6.52%	5.59%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

10

Portfolio Managers’ Report	Voya Solution Moderately Aggressive Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	16.87%	11.63%	10.29%
Class I	17.42%	12.21%	10.85%
Class R6(1)	17.44%	12.22%	11.71%
Class S	17.16%	11.92%	10.57%
Class S2	16.99%	11.77%	10.41%
S&P Target Risk Aggressive® Index	15.62%	12.23%	11.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Solution Moderately Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	9.16%	7.86%	7.01%
Class I	9.69%	8.40%	7.52%
Class R6(1)	9.69%	8.41%	8.05%
Class S	9.41%	8.14%	7.28%
Class S2	9.22%	7.98%	7.12%
S&P Target Risk® Moderate Index	7.12%	8.05%	6.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	10.40%	9.76%	8.78%
Class I	10.96%	10.31%	9.32%
Class S	10.67%	10.04%	9.05%
Class S2	10.49%	9.86%	8.88%
Class T	10.19%	9.53%	8.55%
S&P Target Date 2025 Index	10.67%	9.65%	9.01%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

13

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	12.26%	10.77%	9.75%
Class I	12.80%	11.33%	10.31%
Class S	12.49%	11.05%	10.01%
Class S2	12.35%	10.88%	9.84%
Class T	12.05%	10.55%	9.56%
S&P Target Date 2030 Index	12.61%	10.63%	9.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	13.81%	11.47%	10.16%
Class I	14.35%	12.03%	10.70%
Class S	14.08%	11.75%	10.43%
Class S2	13.91%	11.59%	10.27%
Class T	13.42%	11.25%	9.93%
S&P Target Date 2035 Index	14.92%	11.67%	10.63%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

15

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	15.78%	12.43%	11.04%
Class I	16.34%	12.99%	11.61%
Class S	16.10%	12.71%	11.30%
Class S2	15.88%	12.53%	11.14%
Class T	15.48%	12.20%	10.82%
S&P Target Date 2040 Index	16.55%	12.40%	11.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	16.95%	12.66%	11.08%
Class I	17.51%	13.22%	11.63%
Class S	17.26%	12.96%	11.35%
Class S2	17.10%	12.79%	11.19%
Class T	16.73%	12.44%	10.85%
S&P Target Date 2045 Index	17.51%	12.81%	11.56%
Russell 3000® Index	25.66%	17.97%	16.30%
MSCI EAFE®	11.26%	9.55%	8.03%
Bloomberg U.S. Aggregate Bond	-1.54%	3.57%	2.90%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment
Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

17

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	16.82%	12.68%	11.22%
Class I	17.42%	13.26%	11.82%
Class S	17.10%	12.96%	11.49%
Class S2	16.91%	12.79%	11.32%
Class T	16.55%	12.45%	11.03%
S&P Target Date 2050 Index	17.99%	13.07%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if appllicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	17.03%	12.75%	11.15%
Class I	17.53%	13.30%	11.71%
Class S	17.32%	13.02%	11.43%
Class S2	17.09%	12.85%	11.25%
Class T	16.77%	12.51%	10.94%
S&P Target Date 2055 Index	18.19%	13.18%	12.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

19

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	16.83%	12.68%	9.85%
Class I	17.46%	13.26%	10.37%
Class S	17.15%	12.97%	10.04%
Class S2	16.93%	12.79%	9.93%
Class T	16.50%	12.42%	9.55%
S&P Target Date 2060+ Index	18.05%	13.28%	10.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the
Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2065 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	Since Inception of Classes ADV, I, S, S2 and T July 29, 2020
Class ADV	17.05%	25.06%
Class I	17.64%	25.70%
Class S	17.30%	25.39%
Class S2	17.17%	25.22%
Class T	16.67%	24.75%
S&P Target Date 2060+ Index	18.05%	24.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2065 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

21

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,053.70	0.81%	$4.19	$1,000.00	$1,021.12	0.81%	$4.13
Class I	1,000.00	1,056.00	0.31	1.61	1,000.00	1,023.64	0.31	1.58
Class R6	1,000.00	1,056.00	0.31	1.61	1,000.00	1,023.64	0.31	1.58
Class S	1,000.00	1,055.50	0.56	2.90	1,000.00	1,022.38	0.56	2.85
Class S2	1,000.00	1,054.40	0.71	3.68	1,000.00	1,021.63	0.71	3.62
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,044.70	0.80%	$4.12	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,046.60	0.30	1.55	1,000.00	1,023.69	0.30	1.53
Class R6	1,000.00	1,046.60	0.30	1.55	1,000.00	1,023.69	0.30	1.53
Class S	1,000.00	1,045.00	0.55	2.83	1,000.00	1,022.43	0.55	2.80
Class S2	1,000.00	1,045.10	0.70	3.61	1,000.00	1,021.68	0.70	3.57
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$1,017.30	0.69%	$3.51	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,020.00	0.19	0.97	1,000.00	1,024.25	0.19	0.97
Class R6	1,000.00	1,020.10	0.19	0.97	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,018.30	0.44	2.24	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	1,017.80	0.59	3.00	1,000.00	1,022.23	0.59	3.01
22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,020.20	0.72%	$3.67	$1,000.00	$1,021.58	0.72%	$3.67
Class I	1,000.00	1,022.50	0.22	1.12	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,021.40	0.47	2.39	1,000.00	1,022.84	0.47	2.40
Class S2	1,000.00	1,020.80	0.62	3.16	1,000.00	1,022.08	0.62	3.16
Class T	1,000.00	1,019.70	0.92	4.68	1,000.00	1,020.57	0.92	4.69
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,047.70	0.81%	$4.18	$1,000.00	$1,021.12	0.81%	$4.13
Class I	1,000.00	1,050.10	0.31	1.60	1,000.00	1,023.64	0.31	1.58
Class R6	1,000.00	1,050.20	0.30	1.55	1,000.00	1,023.69	0.30	1.53
Class S	1,000.00	1,049.20	0.56	2.89	1,000.00	1,022.38	0.56	2.85
Class S2	1,000.00	1,048.60	0.71	3.67	1,000.00	1,021.63	0.71	3.62
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,029.00	0.73%	$3.73	$1,000.00	$1,021.53	0.73%	$3.72
Class I	1,000.00	1,032.20	0.23	1.18	1,000.00	1,024.05	0.23	1.17
Class R6	1,000.00	1,032.20	0.23	1.18	1,000.00	1,024.05	0.23	1.17
Class S	1,000.00	1,030.80	0.48	2.46	1,000.00	1,022.79	0.48	2.45
Class S2	1,000.00	1,029.70	0.63	3.22	1,000.00	1,022.03	0.63	3.21
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,030.00	0.70%	$3.58	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,032.00	0.20	1.02	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,031.40	0.45	2.30	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,030.00	0.60	3.07	1,000.00	1,022.18	0.60	3.06
Class T	1,000.00	1,028.90	0.90	4.60	1,000.00	1,020.67	0.90	4.58
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,035.80	0.67%	$3.44	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,038.30	0.17	0.87	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,037.10	0.42	2.16	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,036.40	0.57	2.93	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	1,034.90	0.87	4.46	1,000.00	1,020.82	0.87	4.43
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,037.70	0.65%	$3.34	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,040.20	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,039.60	0.40	2.06	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,038.60	0.55	2.83	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	1,035.70	0.85	4.36	1,000.00	1,020.92	0.85	4.33
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,041.50	0.64%	$3.29	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,044.40	0.14	0.72	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,043.20	0.39	2.01	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,042.00	0.54	2.78	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	1,040.10	0.84	4.32	1,000.00	1,020.97	0.84	4.28
23

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,044.60	65.00%	$334.98	$1,000.00	$697.53	65.00%	$278.12
Class I	1,000.00	1,046.80	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,046.20	0.40	2.06	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,045.30	0.55	2.84	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	1,043.80	0.85	4.38	1,000.00	1,020.92	0.85	4.33
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,043.30	0.65%	$3.35	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,045.80	0.15	0.77	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,044.60	0.40	2.06	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,043.80	0.55	2.83	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	1,042.10	0.85	4.38	1,000.00	1,020.92	0.85	4.33
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,042.90	0.66%	$3.40	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,045.40	0.16	0.82	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,044.30	0.41	2.11	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,043.00	0.56	2.88	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	1,041.80	0.86	4.43	1,000.00	1,020.87	0.86	4.38
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,043.00	0.68%	$3.50	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,045.20	0.18	0.93	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,044.20	0.43	2.22	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,042.80	0.58	2.99	1,000.00	1,022.28	0.58	2.96
Class T	1,000.00	1,041.30	0.88	4.53	1,000.00	1,020.77	0.88	4.48
Voya Solution 2065 Portfolio
Class ADV	$1,000.00	$1,043.90	0.67%	$2.93	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,046.90	0.17	0.74	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,045.50	0.42	1.84	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,045.10	0.06	0.25	1,000.00	1,024.92	0.06	0.29
Class T	1,000.00	1,042.30	0.87	3.80	1,000.00	1,020.82	0.87	4.43

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio and Voya Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (fifteen of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (fifteen of the portfolios constituting Voya Partners, Inc.) at December 31, 2021, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Solution Aggressive Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution Balanced Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution Conservative Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution Income Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution Moderately Aggressive Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution Moderately Conservative Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2025 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2030 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2035 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2040 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2045 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2050 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2055 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2060 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Solution 2065 Portfolio	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from July 29, 2020 (commencement of operations) through December 31, 2020
25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2022
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$25,889,808	$53,391,322	$16,209,954	$247,243,637
Investments in unaffiliated underlying funds at fair value**	5,917,595	10,929,165	1,531,156	36,111,622
Cash	32,878	85,168	20,893	330,793
Receivables:
Fund shares sold	141,194	65,567	2,404	205,234
Prepaid expenses	—	—	—	27
Reimbursement due from Investment Adviser	844	—	3,073	17,521
Other assets	395	1,827	556	22,735
Total assets	31,982,714	64,473,049	17,768,036	283,931,569
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	141,186	65,566	2,402	59,506
Payable for fund shares redeemed	8	—	—	145,728
Payable for investment management fees	8,709	19,377	3,270	54,178
Payable for distribution and shareholder service fees	3,248	10,061	2,612	82,937
Payable for directors fees	144	305	83	1,488
Payable to directors under the deferred compensation plan (Note 6)	395	1,827	556	22,735
Other accrued expenses and liabilities	13,218	28,710	10,713	156,970
Total liabilities	166,908	125,846	19,636	523,542
NET ASSETS	$31,815,806	$64,347,203	$17,748,400	$283,408,027
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$23,803,565	$50,750,041	$15,875,152	$239,715,243
Total distributable earnings	8,012,241	13,597,162	1,873,248	43,692,784
NET ASSETS	$31,815,806	$64,347,203	$17,748,400	$283,408,027
* Cost of investments in affiliated underlying funds	$23,292,298	$49,966,078	$16,112,838	$236,373,306
** Cost of investments in unaffiliated underlying funds	$5,022,930	$8,620,314	$1,357,583	$32,579,367
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$4,406,175	$10,712,780	$4,030,156	$144,001,425
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	267,907	933,517	336,947	11,296,045
Net asset value and redemption price per share	$16.45	$11.48	$11.96	$12.75
Class I
Net assets	$488,199	$3,830,584	$913,456	$40,086,068
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	28,851	319,760	75,678	3,059,059
Net asset value and redemption price per share	$16.92	$11.98	$12.07	$13.10
Class R6
Net assets	$21,062,317	$24,204,256	$9,364,690	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	1,244,466	2,020,702	775,941	n/a
Net asset value and redemption price per share	$16.92	$11.98	$12.07	n/a
Class S
Net assets	$4,425,569	$24,043,737	$2,202,822	$93,573,447
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	265,231	2,067,857	183,402	7,206,363
Net asset value and redemption price per share	$16.69	$11.63	$12.01	$12.98
Class S2
Net assets	$1,433,546	$1,555,846	$1,237,276	$5,629,178
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	87,642	134,182	104,432	446,063
Net asset value and redemption price per share	$16.36	$11.60	$11.85	$12.62
Class T
Net assets	n/a	n/a	n/a	$117,909
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	8,503
Net asset value and redemption price per share	n/a	n/a	n/a	$13.87
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$507,925,614	$38,162,306	$556,727,974	$50,449,246
Investments in unaffiliated underlying funds at fair value**	117,466,733	4,797,304	57,376,034	6,709,865
Cash	748,820	20,606	584,099	68,376
Receivables:
Investments in affiliated underlying funds sold	784,381	—	—	—
Fund shares sold	51,201	11,870	209,895	39,441
Prepaid expenses	53	4	56	6
Reimbursement due from Investment Adviser	—	3,624	43,421	11,089
Other assets	33,634	1,290	37,366	775
Total assets	627,010,436	42,997,004	614,978,845	57,278,798
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	11,870	187,968	39,413
Payable for fund shares redeemed	835,582	—	21,928	28
Payable for investment management fees	148,954	8,026	112,316	10,791
Payable for distribution and shareholder service fees	129,755	8,708	166,147	14,970
Payable for directors fees	3,135	213	3,146	290
Payable to directors under the deferred compensation plan (Note 6)	33,634	1,290	37,366	775
Other accrued expenses and liabilities	87,651	32,925	203,653	66,499
Total liabilities	1,238,711	63,032	732,524	132,766
NET ASSETS	$625,771,725	$42,933,972	$614,246,321	$57,146,032
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$465,360,923	$35,687,858	$486,325,680	$45,130,094
Total distributable earnings	160,410,802	7,246,114	127,920,641	12,015,938
NET ASSETS	$625,771,725	$42,933,972	$614,246,321	$57,146,032
* Cost of investments in affiliated underlying funds	$450,561,756	$36,814,081	$528,964,128	$48,570,252
** Cost of investments in unaffiliated underlying funds	$94,480,848	$4,114,275	$45,584,105	$5,626,073
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
Class ADV
Net assets	$26,263,088	$5,956,586	$234,207,183	$25,213,505
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,755,058	520,500	18,825,463	1,398,462
Net asset value and redemption price per share	$14.96	$11.44	$12.44	$18.03
Class I
Net assets	$5,089,676	$373,469	$64,534,462	$12,248,362
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	331,920	31,195	5,009,687	655,649
Net asset value and redemption price per share	$15.33	$11.97	$12.88	$18.68
Class R6
Net assets	$30,359,793	$10,245,125	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	1,981,575	855,981	n/a	n/a
Net asset value and redemption price per share	$15.32	$11.97	n/a	n/a
Class S
Net assets	$562,208,339	$21,640,415	$303,655,511	$18,032,220
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	37,150,972	1,854,466	23,951,226	974,183
Net asset value and redemption price per share	$15.13	$11.67	$12.68	$18.51
Class S2
Net assets	$1,850,829	$4,718,377	$11,469,077	$1,596,289
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	122,313	411,648	935,226	87,610
Net asset value and redemption price per share	$15.13	$11.46	$12.26	$18.22
Class T
Net assets	n/a	n/a	$380,088	$55,656
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	28,683	3,092
Net asset value and redemption price per share	n/a	n/a	$13.25	$18.00
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$587,873,760	$35,703,912	$436,543,598	$29,162,170
Investments in unaffiliated underlying funds at fair value**	94,023,521	7,112,321	91,396,897	6,937,212
Cash	980,566	69,136	794,289	63,197
Receivables:
Fund shares sold	318,527	35,503	305,522	51,298
Prepaid expenses	59	—	44	2
Reimbursement due from Investment Adviser	81,637	9,374	76,917	9,735
Other assets	35,141	607	24,815	480
Total assets	683,313,211	42,930,853	529,142,082	36,224,094
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	312,682	32,634	302,203	41,827
Payable for fund shares redeemed	5,876	2,869	3,320	9,471
Payable for investment management fees	130,131	8,286	103,316	7,169
Payable for distribution and shareholder service fees	174,157	10,616	131,595	8,748
Payable for directors fees	3,414	211	2,603	182
Payable to directors under the deferred compensation plan (Note 6)	35,141	607	24,815	480
Other accrued expenses and liabilities	213,839	30,470	162,967	30,277
Total liabilities	875,240	85,693	730,819	98,154
NET ASSETS	$682,437,971	$42,845,160	$528,411,263	$36,125,940
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$509,043,568	$32,080,258	$382,397,155	$26,332,866
Total distributable earnings	173,394,403	10,764,902	146,014,108	9,793,074
NET ASSETS	$682,437,971	$42,845,160	$528,411,263	$36,125,940
* Cost of investments in affiliated underlying funds	$542,716,162	$34,183,837	$402,046,785	$27,429,915
** Cost of investments in unaffiliated underlying funds	$75,271,310	$5,849,087	$70,865,074	$5,757,740
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
Class ADV
Net assets	$219,940,433	$17,364,148	$162,479,748	$15,351,524
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,826,755	883,764	12,386,628	750,694
Net asset value and redemption price per share	$13.07	$19.65	$13.12	$20.45
Class I
Net assets	$78,910,159	$10,092,050	$65,611,476	$9,999,110
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,826,536	495,263	4,798,706	469,465
Net asset value and redemption price per share	$13.54	$20.38	$13.67	$21.30
Class S
Net assets	$369,502,154	$13,324,841	$289,192,515	$9,740,374
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,724,161	661,653	21,632,108	464,069
Net asset value and redemption price per share	$13.33	$20.14	$13.37	$20.99
Class S2
Net assets	$14,062,010	$2,051,345	$10,947,113	$1,022,014
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,107,270	103,902	846,899	49,531
Net asset value and redemption price per share	$12.70	$19.74	$12.93	$20.63
Class T
Net assets	$23,215	$12,776	$180,411	$12,918
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,673	653	13,002	625
Net asset value and redemption price per share	$13.88	$19.56	$13.88	$20.67
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$145,918,715	$21,935,355	$4,926,079
Investments in unaffiliated underlying funds at fair value**	31,149,633	4,635,859	895,516
Cash	287,450	58,417	17,651
Receivables:
Fund shares sold	93,818	47,272	8,010
Prepaid expenses	13	—	—
Reimbursement due from Investment Adviser	34,508	937	2,926
Other assets	5,491	265	9
Total assets	177,489,628	26,678,105	5,850,191
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	70,913	47,270	6,813
Payable for fund shares redeemed	22,905	—	1,197
Payable for investment management fees	34,800	5,182	1,088
Payable for distribution and shareholder service fees	43,946	6,426	1,146
Payable for directors fees	865	127	21
Payable to directors under the deferred compensation plan (Note 6)	5,491	265	9
Other accrued expenses and liabilities	142,066	24,544	16,423
Total liabilities	320,986	83,814	26,697
NET ASSETS	$177,168,642	$26,594,291	$5,823,494
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$130,504,195	$19,737,892	$5,522,972
Total distributable earnings	46,664,447	6,856,399	300,522
NET ASSETS	$177,168,642	$26,594,291	$5,823,494
* Cost of investments in affiliated underlying funds	$135,735,004	$20,951,113	$4,911,815
** Cost of investments in unaffiliated underlying funds	$25,830,374	$3,923,581	$778,311
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
Class ADV
Net assets	$58,046,069	$10,458,544	$1,582,843
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,834,848	699,154	132,557
Net asset value and redemption price per share	$15.14	$14.96	$11.94
Class I
Net assets	$27,701,352	$6,684,918	$1,691,663
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,762,032	437,321	141,343
Net asset value and redemption price per share	$15.72	$15.29	$11.97
Class S
Net assets	$86,020,987	$8,210,827	$2,431,106
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,612,969	546,422	203,415
Net asset value and redemption price per share	$15.33	$15.03	$11.95
Class S2
Net assets	$5,376,665	$1,234,375	$113,772
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	353,150	82,492	9,520
Net asset value and redemption price per share	$15.22	$14.96	$11.95
Class T
Net assets	$23,569	$5,627	$4,110
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,506	377	344
Net asset value and redemption price per share	$15.65	$14.91	$11.95
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$271,826	$891,567	$321,018	$5,178,353
Dividends from unaffiliated underlying funds	81,167	161,890	31,136	778,588
Total investment income	352,993	1,053,457	352,154	5,956,941
EXPENSES:
Investment management fees	67,755	139,734	35,763	658,054
Distribution and shareholder service fees:
Class ADV	20,676	50,373	20,025	739,182
Class S	10,719	56,460	5,730	252,656
Class S2	6,075	6,044	5,080	22,837
Class T	—	—	—	876
Transfer agent fees:
Class ADV	4,389	6,409	3,181	77,169
Class I	405	2,194	424	22,370
Class R6	514	82	181	—
Class S	4,542	14,362	1,822	52,753
Class S2	1,633	965	1,007	2,980
Class T	—	—	—	64
Shareholder reporting expense	349	1,080	880	4,760
Registration fees	6	—	—	—
Professional fees	5,009	8,761	4,836	33,640
Custody and accounting expense	9,855	12,046	10,826	21,900
Directors fees	1,153	2,438	659	11,904
Miscellaneous expense	9,135	15,098	8,153	42,867
Interest expense	—	—	—	124
Total expenses	142,215	316,046	98,567	1,944,136
Waived and reimbursed fees	(14,869)	(20,907)	(36,009)	(270,803)
Net expenses	127,346	295,139	62,558	1,673,333
Net investment income	225,647	758,318	289,596	4,283,608
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,033,668	3,461,165	760,393	12,177,347
Sale of unaffiliated underlying funds	948,381	704,833	186,104	3,294,807
Capital gain distributions from affiliated underlying funds	2,422,114	4,291,318	576,737	13,248,584
Futures	—	—	—	608,427
Net realized gain	5,404,163	8,457,316	1,523,234	29,329,165
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(574,936)	(2,375,285)	(879,154)	(14,940,300)
Unaffiliated underlying funds	38,318	1,016,956	(50,201)	(99,338)
Futures	—	—	—	(88,219)
Net change in unrealized appreciation (depreciation)	(536,618)	(1,358,329)	(929,355)	(15,127,857)
Net realized and unrealized gain	4,867,545	7,098,987	593,879	14,201,308
Increase in net assets resulting from operations	$5,093,192	$7,857,305	$883,475	$18,484,916
See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2025 Portfolio	Voya Solution 2030 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$7,399,293	$803,535	$10,833,388	$916,808
Dividends from unaffiliated underlying funds	1,750,751	97,494	923,721	120,110
Total investment income	9,150,044	901,029	11,757,109	1,036,918
EXPENSES:
Investment management fees	1,453,983	93,799	1,371,311	129,146
Distribution and shareholder service fees:
Class ADV	129,023	31,944	1,212,257	122,037
Class S	1,419,323	52,466	764,263	47,834
Class S2	6,779	20,525	43,377	4,357
Class T	—	—	2,822	359
Transfer agent fees:
Class ADV	1,534	5,607	106,165	18,108
Class I	311	73	30,575	9,775
Class R6	38	30	—	—
Class S	33,756	18,414	133,863	14,194
Class S2	98	4,501	4,749	805
Class T	—	—	176	38
Shareholder reporting expense	13,303	3,620	14,325	753
Registration fees	10	1	—	7
Professional fees	55,851	10,220	65,702	12,545
Custody and accounting expense	37,609	10,220	31,898	28,470
Directors fees	25,079	1,707	25,169	2,314
Miscellaneous expense	102,322	13,822	136,635	17,770
Interest expense	305	—	336	—
Total expenses	3,279,324	266,949	3,943,623	408,512
Recouped/(Waived and reimbursed fees)	233,629	(63,394)	(651,162)	(134,483)
Net expenses	3,512,953	203,555	3,292,461	274,029
Net investment income	5,637,091	697,474	8,464,648	762,889
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	40,947,221	2,407,151	32,047,615	4,157,101
Sale of unaffiliated underlying funds	9,861,539	755,657	13,820,863	1,052,848
Capital gain distributions from affiliated underlying funds	46,139,145	2,263,054	43,073,675	4,366,900
Futures	995,029	—	980,271	—
Net realized gain	97,942,934	5,425,862	89,922,424	9,576,849
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(13,789,498)	(2,231,287)	(32,465,504)	(3,720,721)
Unaffiliated underlying funds	9,415,587	(62,839)	(2,065,285)	102,828
Futures	(154,350)	—	(134,978)	—
Net change in unrealized appreciation (depreciation)	(4,528,261)	(2,294,126)	(34,665,767)	(3,617,893)
Net realized and unrealized gain	93,414,673	3,131,736	55,256,657	5,958,956
Increase in net assets resulting from operations	$99,051,764	$3,829,210	$63,721,305	$6,721,845
See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio	Voya Solution 2050 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$10,182,977	$551,609	$6,353,307	$381,781
Dividends from unaffiliated underlying funds	1,586,330	114,281	1,520,791	102,415
Total investment income	11,769,307	665,890	7,874,098	484,196
EXPENSES:
Investment management fees	1,545,029	97,570	1,221,656	84,861
Distribution and shareholder service fees:
Class ADV	1,118,105	84,114	807,288	78,494
Class S	903,272	30,783	696,567	23,294
Class S2	52,959	6,649	37,996	3,317
Class T	1,298	170	1,223	88
Transfer agent fees:
Class ADV	119,339	18,068	120,032	24,479
Class I	45,025	12,317	52,930	16,342
Class S	192,818	13,157	206,927	14,479
Class S2	7,065	1,755	7,021	1,272
Class T	98	27	130	19
Shareholder reporting expense	17,723	750	10,300	1,750
Registration fees	—	2	—	—
Professional fees	81,951	8,213	60,972	8,533
Custody and accounting expense	50,175	10,950	39,316	9,194
Directors fees	27,309	1,686	20,827	1,453
Miscellaneous expense	140,236	15,721	100,237	13,517
Interest expense	773	57	589	52
Total expenses	4,303,175	301,989	3,384,011	281,144
Waived and reimbursed fees	(1,196,677)	(121,137)	(1,061,585)	(121,285)
Net expenses	3,106,498	180,852	2,322,426	159,859
Net investment income	8,662,809	485,038	5,551,672	324,337
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	—	—	(17,865)
Sale of affiliated underlying funds	41,468,023	4,043,268	31,183,433	3,632,939
Sale of unaffiliated underlying funds	13,975,938	1,223,181	14,249,834	1,031,139
Capital gain distributions from affiliated underlying funds	52,643,964	3,459,982	45,421,111	3,221,450
Futures	687,882	—	2,245,433	—
Net realized gain	108,775,807	8,726,431	93,099,811	7,867,663
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(28,953,959)	(3,144,026)	(19,960,300)	(2,566,173)
Unaffiliated underlying funds	988,523	104,979	3,764,663	102,326
Futures	(12,373)	—	(227,219)	—
Net change in unrealized appreciation (depreciation)	(27,977,809)	(3,039,047)	(16,422,856)	(2,463,847)
Net realized and unrealized gain	80,797,998	5,687,384	76,676,955	5,403,816
Increase in net assets resulting from operations	$89,460,807	$6,172,422	$82,228,627	$5,728,153
See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio	Voya Solution 2065 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$1,873,213	$276,029	$59,451
Dividends from unaffiliated underlying funds	452,178	66,648	10,905
Total investment income	2,325,391	342,677	70,356
EXPENSES:
Investment management fees	400,479	58,645	9,812
Distribution and shareholder service fees:
Class ADV	289,504	49,269	6,171
Class S	205,374	19,363	3,937
Class S2	17,759	3,566	311
Class T	176	40	28
Transfer agent fees:
Class ADV	82,413	23,976	1,016
Class I	40,690	16,795	1,111
Class S	116,635	18,838	1,364
Class S2	6,228	2,155	72
Class T	36	14	4
Shareholder reporting expense	8,235	1,473	68
Registration fees	2	8	—
Professional fees	23,142	3,937	4,862
Custody and accounting expense	15,330	9,618	9,425
Directors fees	6,917	1,015	169
Offering expense	—	—	7,624
Miscellaneous expense	45,060	11,972	11,461
Interest expense	279	—	—
Total expenses	1,258,259	220,684	57,435
Waived and reimbursed fees	(467,820)	(102,625)	(40,182)
Net expenses	790,439	118,059	17,253
Net investment income	1,534,952	224,618	53,103
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	10,852,923	2,640,030	229,728
Sale of unaffiliated underlying funds	5,405,740	722,070	59,641
Capital gain distributions from affiliated underlying funds	16,192,812	2,383,910	458,444
Futures	448,295	—	—
Net realized gain	32,899,770	5,746,010	747,813
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(6,956,638)	(2,001,103)	(230,858)
Unaffiliated underlying funds	(285,371)	(1,284)	52,343
Futures	(30,995)	—	—
Net change in unrealized appreciation (depreciation)	(7,273,004)	(2,002,387)	(178,515)
Net realized and unrealized gain	25,626,766	3,743,623	569,298
Increase in net assets resulting from operations	$27,161,718	$3,968,241	$622,401
See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$225,647	$215,309	$758,318	$822,003
Net realized gain (loss)	5,404,163	(484,560)	8,457,316	303,108
Net change in unrealized appreciation (depreciation)	(536,618)	3,852,787	(1,358,329)	5,569,560
Increase in net assets resulting from operations	5,093,192	3,583,536	7,857,305	6,694,671
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(36,612)	(256,190)	(155,467)	(641,988)
Class I	(5,299)	(16,865)	(66,254)	(159,522)
Class R6	(231,482)	(1,063,984)	(451,989)	(1,431,759)
Class S	(46,644)	(285,893)	(425,470)	(1,304,764)
Class S2	(10,846)	(136,405)	(20,938)	(158,546)
Total distributions	(330,883)	(1,759,337)	(1,120,118)	(3,696,579)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,740,195	6,686,500	9,206,125	8,281,566
Reinvestment of distributions	330,883	1,759,337	1,120,118	3,696,579
	7,071,078	8,445,837	10,326,243	11,978,145
Cost of shares redeemed	(5,947,741)	(5,799,833)	(9,237,889)	(14,970,813)
Net increase (decrease) in net assets resulting from capital share transactions	1,123,337	2,646,004	1,088,354	(2,992,668)
Net increase in net assets	5,885,646	4,470,203	7,825,541	5,424
NET ASSETS:
Beginning of year or period	25,930,160	21,459,957	56,521,662	56,516,238
End of year or period	$31,815,806	$25,930,160	$64,347,203	$56,521,662
See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$289,596	$359,463	$4,283,608	$6,172,216
Net realized gain	1,523,234	420,995	29,329,165	14,295,401
Net change in unrealized appreciation (depreciation)	(929,355)	714,255	(15,127,857)	15,169,329
Increase in net assets resulting from operations	883,475	1,494,713	18,484,916	35,636,946
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(146,010)	(195,577)	(9,308,131)	(3,264,320)
Class I	(18,830)	(6,223)	(2,702,478)	(2,162,299)
Class R6	(385,201)	(354,405)	—	—
Class S	(98,834)	(110,012)	(6,498,676)	(2,446,178)
Class S2	(53,159)	(56,750)	(399,483)	(107,658)
Class T	—	—	(6,032)	(1,483)
Total distributions	(702,034)	(722,967)	(18,914,800)	(7,981,938)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,343,901	7,395,917	22,002,385	23,115,685
Proceeds from shares issued in merger (Note 11)	—	—	—	29,460,111
Reinvestment of distributions	702,034	722,967	18,914,584	7,981,938
	6,045,935	8,118,884	40,916,969	60,557,734
Cost of shares redeemed	(4,574,482)	(10,386,426)	(64,160,912)	(111,500,211)
Net increase (decrease) in net assets resulting from capital share transactions	1,471,453	(2,267,542)	(23,243,943)	(50,942,477)
Net increase (decrease) in net assets	1,652,894	(1,495,796)	(23,673,827)	(23,287,469)
NET ASSETS:
Beginning of year or period	16,095,506	17,591,302	307,081,854	330,369,323
End of year or period	$17,748,400	$16,095,506	$283,408,027	$307,081,854
See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$5,637,091	$7,018,765	$697,474	$776,907
Net realized gain (loss)	97,942,934	(10,634,496)	5,425,862	43,391
Net change in unrealized appreciation (depreciation)	(4,528,261)	75,482,179	(2,294,126)	3,248,340
Increase in net assets resulting from operations	99,051,764	71,866,448	3,829,210	4,068,638
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(356,936)	(1,962,248)	(122,461)	(314,149)
Class I	(94,189)	(378,760)	(1,270)	(959)
Class R6	(485,492)	(1,857,459)	(259,334)	(381,248)
Class S	(9,011,067)	(45,876,550)	(481,441)	(939,184)
Class S2	(28,117)	(85,953)	(111,682)	(250,747)
Total distributions	(9,975,801)	(50,160,970)	(976,188)	(1,886,287)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,333,934	12,389,989	5,842,625	5,714,788
Reinvestment of distributions	9,975,801	50,160,970	976,188	1,886,287
	21,309,735	62,550,959	6,818,813	7,601,075
Cost of shares redeemed	(91,023,574)	(82,894,066)	(7,774,332)	(7,155,969)
Net increase (decrease) in net assets resulting from capital share transactions	(69,713,839)	(20,343,107)	(955,519)	445,106
Net increase in net assets	19,362,124	1,362,371	1,897,503	2,627,457
NET ASSETS:
Beginning of year or period	606,409,601	605,047,230	41,036,469	38,409,012
End of year or period	$625,771,725	$606,409,601	$42,933,972	$41,036,469
See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2025 Portfolio		Voya Solution 2030 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$8,464,648	$12,392,851	$762,889	$665,627
Net realized gain	89,922,424	37,038,538	9,576,849	256,090
Net change in unrealized appreciation (depreciation)	(34,665,767)	47,926,409	(3,617,893)	5,589,011
Increase in net assets resulting from operations	63,721,305	97,357,798	6,721,845	6,510,728
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(17,210,023)	(14,227,528)	(591,672)	(1,092,015)
Class I	(4,665,157)	(16,158,946)	(351,715)	(721,318)
Class S	(22,412,706)	(17,355,345)	(505,141)	(801,977)
Class S2	(851,206)	(543,386)	(33,902)	(27,984)
Class T	(23,232)	(21,508)	(1,237)	(2,121)
Total distributions	(45,162,324)	(48,306,713)	(1,483,667)	(2,645,415)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,546,483	63,355,665	14,205,790	15,093,882
Reinvestment of distributions	45,162,324	48,306,713	1,483,538	2,645,155
	92,708,807	111,662,378	15,689,328	17,739,037
Cost of shares redeemed	(130,258,912)	(359,854,136)	(17,879,726)	(14,119,348)
Net increase (decrease) in net assets resulting from capital share transactions	(37,550,105)	(248,191,758)	(2,190,398)	3,619,689
Net increase (decrease) in net assets	(18,991,124)	(199,140,673)	3,047,780	7,485,002
NET ASSETS:
Beginning of year or period	633,237,445	832,378,118	54,098,252	46,613,250
End of year or period	$614,246,321	$633,237,445	$57,146,032	$54,098,252
See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2035 Portfolio		Voya Solution 2040 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$8,662,809	$9,786,357	$485,038	$411,638
Net realized gain (loss)	108,775,807	36,410,535	8,726,431	(154,313)
Net change in unrealized appreciation (depreciation)	(27,977,809)	69,229,480	(3,039,047)	5,214,178
Increase in net assets resulting from operations	89,460,807	115,426,372	6,172,422	5,471,503
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(13,377,292)	(17,064,874)	(401,451)	(1,024,164)
Class I	(4,627,389)	(25,557,984)	(278,849)	(732,390)
Class S	(22,256,497)	(25,432,218)	(328,274)	(583,691)
Class S2	(862,847)	(1,021,548)	(46,978)	(72,338)
Class T	(1,154)	(34,001)	(277)	(2,323)
Total distributions	(41,125,179)	(69,110,625)	(1,055,829)	(2,414,906)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	47,375,867	65,367,566	12,776,643	10,906,398
Reinvestment of distributions	41,125,179	69,110,625	1,055,698	2,414,576
	88,501,046	134,478,191	13,832,341	13,320,974
Cost of shares redeemed	(122,487,364)	(382,740,378)	(16,251,010)	(11,884,083)
Net increase (decrease) in net assets resulting from capital share transactions	(33,986,318)	(248,262,187)	(2,418,669)	1,436,891
Net increase (decrease) in net assets	14,349,310	(201,946,440)	2,697,924	4,493,488
NET ASSETS:
Beginning of year or period	668,088,661	870,035,101	40,147,236	35,653,748
End of year or period	$682,437,971	$668,088,661	$42,845,160	$40,147,236
See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2045 Portfolio		Voya Solution 2050 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$5,551,672	$6,024,492	$324,337	$306,781
Net realized gain (loss)	93,099,811	40,038,089	7,867,663	(141,996)
Net change in unrealized appreciation (depreciation)	(16,422,856)	57,354,060	(2,463,847)	4,935,252
Increase in net assets resulting from operations	82,228,627	103,416,641	5,728,153	5,100,037
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(14,358,057)	(10,669,545)	(407,828)	(884,091)
Class I	(5,597,625)	(21,965,537)	(292,715)	(652,158)
Class S	(25,285,756)	(17,862,735)	(266,356)	(478,997)
Class S2	(990,625)	(477,241)	(28,288)	(23,826)
Class T	(14,355)	(9,066)	(302)	(627)
Total distributions	(46,246,418)	(50,984,124)	(995,489)	(2,039,699)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	39,159,002	63,768,655	9,181,341	9,784,250
Reinvestment of distributions	46,246,418	50,984,123	995,344	2,039,405
	85,405,420	114,752,778	10,176,685	11,823,655
Cost of shares redeemed	(92,965,289)	(331,891,640)	(14,614,819)	(10,741,819)
Net increase (decrease) in net assets resulting from capital share transactions	(7,559,869)	(217,138,862)	(4,438,134)	1,081,836
Net increase (decrease) in net assets	28,422,340	(164,706,345)	294,530	4,142,174
NET ASSETS:
Beginning of year or period	499,988,923	664,695,268	35,831,410	31,689,236
End of year or period	$528,411,263	$499,988,923	$36,125,940	$35,831,410
See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2055 Portfolio		Voya Solution 2060 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$1,534,952	$2,139,642	$224,618	$210,671
Net realized gain	32,899,770	21,239,174	5,746,010	43,428
Net change in unrealized appreciation (depreciation)	(7,273,004)	18,444,792	(2,002,387)	3,363,142
Increase in net assets resulting from operations	27,161,718	41,823,608	3,968,241	3,617,241
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(8,173,952)	(3,090,178)	(278,652)	(412,239)
Class I	(3,511,066)	(9,250,529)	(199,058)	(365,911)
Class S	(11,778,271)	(4,155,976)	(231,483)	(321,696)
Class S2	(701,880)	(139,214)	(32,424)	(19,875)
Class T	(2,823)	(1,502)	(138)	(215)
Total distributions	(24,167,992)	(16,637,399)	(741,755)	(1,119,936)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	25,063,582	52,513,500	8,648,215	9,090,858
Reinvestment of distributions	24,167,993	16,637,399	741,755	1,119,936
	49,231,575	69,150,900	9,389,970	10,210,794
Cost of shares redeemed	(40,353,988)	(161,089,782)	(10,332,678)	(5,732,191)
Net increase (decrease) in net assets resulting from capital share transactions	8,877,587	(91,938,883)	(942,708)	4,478,603
Net increase (decrease) in net assets	11,871,313	(66,752,674)	2,283,778	6,975,908
NET ASSETS:
Beginning of year or period	165,297,329	232,050,003	24,310,513	17,334,605
End of year or period	$177,168,642	$165,297,329	$26,594,291	$24,310,513
See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2065 Portfolio
	Year Ended December 31, 2021	July 29, 2020(1) to December 31, 2020
FROM OPERATIONS:
Net investment income	$53,103	$26,897
Net realized gain	747,813	71,335
Net change in unrealized appreciation (depreciation)	(178,515)	309,985
Increase in net assets resulting from operations	622,401	408,217
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(182,982)	(16,550)
Class I	(200,791)	(18,505)
Class S	(283,529)	(16,346)
Class S2	(13,311)	(422)
Class T	(472)	(54)
Total distributions	(681,085)	(51,877)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,725,314	2,795,806
Reinvestment of distributions	681,085	51,877
	3,406,399	2,847,683
Cost of shares redeemed	(565,627)	(162,617)
Net increase in net assets resulting from capital share transactions	2,840,772	2,685,066
Net increase in net assets	2,782,088	3,041,406
NET ASSETS:
Beginning of year or period	3,041,406	—
End of year or period	$5,823,494	$3,041,406

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-21	13.91	0.06•	2.62	2.68	0.14	—	—	0.14	—	16.45	19.31	0.93	0.81	0.81	0.37	4,406	58
12-31-20	13.08	0.10	1.76	1.86	0.15	0.88	—	1.03	—	13.91	15.53	1.00	0.81	0.81	0.64	3,744	85
12-31-19	11.47	0.11	2.65	2.76	0.16	0.99	—	1.15	—	13.08	24.94	0.92	0.75	0.75	0.96	3,760	85
12-31-18	13.56	0.10	(1.53)	(1.43)	0.11	0.55	—	0.66	—	11.47	(11.18)	0.90	0.69	0.69	0.79	3,159	79
12-31-17	11.33	0.11•	2.34	2.45	0.05	0.17	—	0.22	—	13.56	21.71	0.91	0.66	0.66	0.85	3,467	52
Class I
12-31-21	14.29	0.13•	2.70	2.83	0.20	—	—	0.20	—	16.92	19.87	0.43	0.31	0.31	0.82	488	58
12-31-20	13.42	0.12•	1.85	1.97	0.22	0.88	—	1.10	—	14.29	16.09	0.50	0.31	0.31	0.94	294	85
12-31-19	11.74	0.22•	2.67	2.89	0.22	0.99	—	1.21	—	13.42	25.54	0.42	0.25	0.25	1.73	600	85
12-31-18	13.85	0.16•	(1.55)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.17	325	79
12-31-17	11.56	0.18•	2.38	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.41	444	52
Class R6
12-31-21	14.29	0.15•	2.68	2.83	0.20	—	—	0.20	—	16.92	19.86	0.33	0.31	0.31	0.94	21,062	58
12-31-20	13.41	0.16•	1.82	1.98	0.22	0.88	—	1.10	—	14.29	16.19	0.38	0.31	0.31	1.23	16,188	85
12-31-19	11.74	0.20•	2.68	2.88	0.22	0.99	—	1.21	—	13.41	25.45	0.42	0.25	0.25	1.57	11,636	85
12-31-18	13.85	0.19•	(1.58)	(1.39)	0.17	0.55	—	0.72	—	11.74	(10.72)	0.40	0.19	0.19	1.42	7,177	79
12-31-17	11.56	0.24•	2.32	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.82	5,015	52
Class S
12-31-21	14.10	0.10•	2.66	2.76	0.17	—	—	0.17	—	16.69	19.62	0.68	0.56	0.56	0.64	4,426	58
12-31-20	13.25	0.10•	1.82	1.92	0.19	0.88	—	1.07	—	14.10	15.83	0.75	0.56	0.56	0.80	3,666	85
12-31-19	11.60	0.15	2.67	2.82	0.18	0.99	—	1.17	—	13.25	25.21	0.67	0.50	0.50	1.27	3,925	85
12-31-18	13.69	0.12•	(1.52)	(1.40)	0.14	0.55	—	0.69	—	11.60	(10.91)	0.65	0.44	0.44	0.93	3,123	79
12-31-17	11.44	0.12•	2.37	2.49	0.07	0.17	—	0.24	—	13.69	21.92	0.66	0.41	0.41	0.99	4,300	52
Class S2
12-31-21	13.81	0.06•	2.62	2.68	0.13	—	—	0.13	—	16.36	19.42	0.83	0.71	0.71	0.37	1,434	58
12-31-20	13.01	0.10•	1.76	1.86	0.18	0.88	—	1.06	—	13.81	15.70	0.90	0.71	0.71	0.80	2,038	85
12-31-19	11.43	0.16•	2.60	2.76	0.19	0.99	—	1.18	—	13.01	25.05	0.82	0.65	0.65	1.28	1,539	85
12-31-18	13.52	0.13•	(1.54)	(1.41)	0.13	0.55	—	0.68	—	11.43	(11.08)	0.80	0.59	0.59	0.96	800	79
12-31-17	11.32	0.12•	2.32	2.44	0.07	0.17	—	0.24	—	13.52	21.71	0.81	0.56	0.56	0.99	681	52
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio
Class ADV
12-31-21	10.26	0.10•	1.29	1.39	0.17	—	—	0.17	—	11.48	13.63	0.86	0.80	0.80	0.92	10,713	50
12-31-20	9.74	0.11•	1.06	1.17	0.17	0.48	—	0.65	—	10.26	12.75	0.89	0.81	0.81	1.22	9,774	79
12-31-19	8.89	0.14•	1.51	1.65	0.19	0.61	—	0.80	—	9.74	19.13	0.82	0.75	0.75	1.45	10,913	85
12-31-18	10.08	0.14•	(0.80)	(0.66)	0.16	0.37	—	0.53	—	8.89	(6.98)	0.80	0.69	0.69	1.39	11,984	60
12-31-17	9.06	0.13•	1.16	1.29	0.11	0.16	—	0.27	—	10.08	14.46	0.78	0.66	0.66	1.32	19,020	48
Class I
12-31-21	10.70	0.17•	1.34	1.51	0.23	—	—	0.23	—	11.98	14.15	0.36	0.30	0.30	1.49	3,831	50
12-31-20	10.14	0.18•	1.09	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.39	0.31	0.31	1.88	3,224	79
12-31-19	9.24	0.18•	1.59	1.77	0.26	0.61	—	0.87	—	10.14	19.75	0.32	0.25	0.25	1.78	2,482	85
12-31-18	10.45	0.20•	(0.82)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	1.97	3,689	60
12-31-17	9.40	0.21•	1.17	1.38	0.17	0.16	—	0.33	—	10.45	14.89	0.28	0.16	0.16	2.06	4,683	48
Class R6
12-31-21	10.70	0.16•	1.35	1.51	0.23	—	—	0.23	—	11.98	14.15	0.30	0.30	0.30	1.42	24,204	50
12-31-20	10.14	0.17•	1.10	1.27	0.23	0.48	—	0.71	—	10.70	13.30	0.32	0.31	0.31	1.77	22,189	79
12-31-19	9.24	0.21•	1.56	1.77	0.26	0.61	—	0.87	—	10.14	19.76	0.32	0.25	0.25	2.09	20,185	85
12-31-18	10.45	0.18	(0.80)	(0.62)	0.22	0.37	—	0.59	—	9.24	(6.38)	0.30	0.19	0.19	2.00	13,738	60
12-31-17	9.39	0.22•	1.17	1.39	0.17	0.16	—	0.33	—	10.45	15.01	0.28	0.16	0.16	2.20	13,145	48
Class S
12-31-21	10.39	0.13•	1.31	1.44	0.20	—	—	0.20	—	11.63	13.96	0.61	0.55	0.55	1.18	24,044	50
12-31-20	9.87	0.16	1.04	1.20	0.20	0.48	—	0.68	—	10.39	12.95	0.64	0.56	0.56	1.49	19,713	79
12-31-19	9.01	0.17•	1.53	1.70	0.23	0.61	—	0.84	—	9.87	19.47	0.57	0.50	0.50	1.76	20,388	85
12-31-18	10.21	0.17•	(0.81)	(0.64)	0.19	0.37	—	0.56	—	9.01	(6.70)	0.55	0.44	0.44	1.69	19,594	60
12-31-17	9.18	0.15•	1.19	1.34	0.15	0.16	—	0.31	—	10.21	14.75	0.53	0.41	0.41	1.54	23,906	48
Class S2
12-31-21	10.34	0.11•	1.31	1.42	0.16	—	—	0.16	—	11.60	13.80	0.76	0.70	0.70	1.00	1,556	50
12-31-20	9.83	0.11•	1.08	1.19	0.20	0.48	—	0.68	—	10.34	12.81	0.79	0.71	0.71	1.22	1,621	79
12-31-19	9.00	0.18•	1.49	1.67	0.23	0.61	—	0.84	—	9.83	19.22	0.72	0.65	0.65	1.90	2,548	85
12-31-18	10.17	0.13•	(0.79)	(0.66)	0.14	0.37	—	0.51	—	9.00	(6.89)	0.70	0.59	0.59	1.30	856	60
12-31-17	9.16	0.14•	1.18	1.32	0.15	0.16	—	0.31	—	10.17	14.63	0.68	0.56	0.56	1.43	2,004	48
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio
Class ADV
12-31-21	11.80	0.17•	0.45	0.62	0.27	0.19	—	0.46	—	11.96	5.26	0.95	0.69	0.69	1.42	4,030	54
12-31-20	11.24	0.21•	0.84	1.05	0.28	0.21	—	0.49	—	11.80	9.59	0.95	0.70	0.70	1.90	4,658	91
12-31-19	10.40	0.24	0.90	1.14	0.21	0.09	—	0.30	—	11.24	10.99	0.92	0.67	0.67	2.10	8,336	75
12-31-18	11.06	0.22	(0.47)	(0.25)	0.22	0.19	—	0.41	—	10.40	(2.39)	0.89	0.63	0.63	1.92	7,912	67
12-31-17	10.60	0.20•	0.55	0.75	0.22	0.07	—	0.29	—	11.06	7.06	0.86	0.62	0.62	1.84	8,486	63
Class I
12-31-21	11.92	0.27•	0.42	0.69	0.35	0.19	—	0.54	—	12.07	5.85	0.45	0.19	0.19	2.24	913	54
12-31-20	11.41	0.24•	0.86	1.10	0.38	0.21	—	0.59	—	11.92	9.99	0.45	0.20	0.20	2.17	238	91
12-31-19	10.54	0.31•	0.91	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.82	658	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.62	274	67
12-31-17	10.74	0.25•	0.56	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.31	90	63
Class R6
12-31-21	11.93	0.24•	0.44	0.68	0.35	0.19	—	0.54	—	12.07	5.77	0.37	0.19	0.19	1.95	9,365	54
12-31-20	11.41	0.28•	0.83	1.11	0.38	0.21	—	0.59	—	11.93	10.09	0.39	0.20	0.20	2.46	7,547	91
12-31-19	10.54	0.30	0.92	1.22	0.26	0.09	—	0.35	—	11.41	11.65	0.42	0.17	0.17	2.61	5,365	75
12-31-18	11.21	0.28•	(0.49)	(0.21)	0.27	0.19	—	0.46	—	10.54	(1.94)	0.39	0.13	0.13	2.52	5,056	67
12-31-17	10.74	0.27•	0.54	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.42	3,439	63
Class S
12-31-21	11.87	0.20•	0.45	0.65	0.32	0.19	—	0.51	—	12.01	5.52	0.70	0.44	0.44	1.67	2,203	54
12-31-20	11.34	0.24•	0.84	1.08	0.34	0.21	—	0.55	—	11.87	9.83	0.70	0.45	0.45	2.14	2,215	91
12-31-19	10.48	0.25•	0.93	1.18	0.23	0.09	—	0.32	—	11.34	11.31	0.67	0.42	0.42	2.30	2,839	75
12-31-18	11.13	0.24•	(0.47)	(0.23)	0.23	0.19	—	0.42	—	10.48	(2.14)	0.64	0.38	0.38	2.16	3,508	67
12-31-17	10.66	0.22•	0.56	0.78	0.24	0.07	—	0.31	—	11.13	7.31	0.61	0.37	0.37	2.04	4,020	63
Class S2
12-31-21	11.73	0.18•	0.44	0.62	0.31	0.19	—	0.50	—	11.85	5.34	0.85	0.59	0.59	1.53	1,237	54
12-31-20	11.25	0.24•	0.82	1.06	0.37	0.21	—	0.58	—	11.73	9.69	0.85	0.60	0.60	2.19	1,438	91
12-31-19	10.39	0.23•	0.93	1.16	0.21	0.09	—	0.30	—	11.25	11.21	0.82	0.57	0.57	2.14	393	75
12-31-18	11.04	0.21•	(0.46)	(0.25)	0.21	0.19	—	0.40	—	10.39	(2.34)	0.79	0.53	0.53	1.97	438	67
12-31-17	10.59	0.21•	0.55	0.76	0.24	0.07	—	0.31	—	11.04	7.20	0.76	0.52	0.52	1.92	635	63
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio
Class ADV
12-31-21	12.81	0.17•	0.62	0.79	0.36	0.49	—	0.85	—	12.75	6.16	0.81	0.72	0.72	1.29	144,001	35
12-31-20	11.76	0.21•	1.13	1.34	0.26	0.03	—	0.29	—	12.81	11.61	0.81	0.71	0.71	1.75	150,215	50
12-31-19	10.92	0.22•	1.17	1.39	0.31	0.24	—	0.55	—	11.76	12.87	0.76	0.69	0.69	1.88	143,202	39
12-31-18	11.85	0.20•	(0.57)	(0.37)	0.26	0.30	—	0.56	—	10.92	(3.35)	0.75	0.62	0.62	1.77	148,720	38
12-31-17	11.11	0.18•	0.83	1.01	0.23	0.04	—	0.27	—	11.85	9.15	0.75	0.61	0.61	1.59	182,912	36
Class I
12-31-21	13.13	0.23•	0.64	0.87	0.41	0.49	—	0.90	—	13.10	6.69	0.31	0.22	0.22	1.77	40,086	35
12-31-20	12.05	0.26•	1.18	1.44	0.33	0.03	—	0.36	—	13.13	12.18	0.31	0.21	0.21	2.15	46,389	50
12-31-19	11.19	0.28•	1.19	1.47	0.37	0.24	—	0.61	—	12.05	13.38	0.26	0.19	0.19	2.41	78,441	39
12-31-18	12.13	0.27•	(0.59)	(0.32)	0.32	0.30	—	0.62	—	11.19	(2.80)	0.25	0.12	0.12	2.29	75,592	38
12-31-17	11.38	0.25	0.84	1.09	0.30	0.04	—	0.34	—	12.13	9.66	0.25	0.11	0.11	2.09	85,891	36
Class S
12-31-21	13.03	0.20•	0.63	0.83	0.39	0.49	—	0.88	—	12.98	6.37	0.56	0.47	0.47	1.52	93,573	35
12-31-20	11.95	0.24•	1.16	1.40	0.29	0.03	—	0.32	—	13.03	11.94	0.56	0.46	0.46	2.00	105,135	50
12-31-19	11.09	0.25•	1.18	1.43	0.33	0.24	—	0.57	—	11.95	13.13	0.51	0.44	0.44	2.10	103,157	39
12-31-18	12.03	0.24•	(0.59)	(0.35)	0.29	0.30	—	0.59	—	11.09	(3.14)	0.50	0.37	0.37	2.01	118,451	38
12-31-17	11.28	0.21•	0.85	1.06	0.27	0.04	—	0.31	—	12.03	9.41	0.50	0.36	0.36	1.83	155,100	36
Class S2
12-31-21	12.70	0.18•	0.61	0.79	0.38	0.49	—	0.87	—	12.62	6.25	0.71	0.62	0.62	1.43	5,629	35
12-31-20	11.65	0.22•	1.12	1.34	0.26	0.03	—	0.29	—	12.70	11.74	0.71	0.61	0.61	1.84	5,194	50
12-31-19	10.82	0.22•	1.16	1.38	0.31	0.24	—	0.55	—	11.65	12.96	0.66	0.59	0.59	1.95	5,310	39
12-31-18	11.72	0.21•	(0.56)	(0.35)	0.25	0.30	—	0.55	—	10.82	(3.21)	0.65	0.52	0.52	1.82	6,111	38
12-31-17	10.99	0.19•	0.82	1.01	0.24	0.04	—	0.28	—	11.72	9.23	0.65	0.51	0.51	1.67	9,533	36
Class T
12-31-21	13.81	0.15•	0.68	0.83	0.28	0.49	—	0.77	—	13.87	6.03	1.01	0.92	0.92	1.04	118	35
12-31-20	12.56	0.18•	1.24	1.42	0.14	0.03	—	0.17	—	13.81	11.39	1.01	0.91	0.91	1.41	148	50
12-31-19	11.65	0.20	1.24	1.44	0.29	0.24	—	0.53	—	12.56	12.54	0.96	0.89	0.89	1.74	259	39
12-31-18	12.60	0.19	(0.60)	(0.41)	0.24	0.30	—	0.54	—	11.65	(3.45)	0.95	0.82	0.82	1.62	218	38
12-31-17	11.73	0.17	0.87	1.04	0.13	0.04	—	0.17	—	12.60	8.84	0.95	0.81	0.81	1.40	222	36
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-21	12.98	0.09•	2.09	2.18	0.20	—	—	0.20	—	14.96	16.87	0.78	0.81	0.81	0.66	26,263	41
12-31-20	12.54	0.14	1.40	1.54	0.21	0.89	—	1.10	—	12.98	13.59	0.77	0.81	0.81	1.03	24,171	47
12-31-19	11.39	0.16	2.28	2.44	0.26	1.03	—	1.29	—	12.54	22.32	0.76	0.76	0.76	1.28	24,168	55
12-31-18	13.39	0.14•	(1.32)	(1.18)	0.20	0.62	—	0.82	—	11.39	(9.44)	0.75	0.71	0.71	1.09	21,418	46
12-31-17	11.62	0.13•	1.93	2.06	0.15	0.14	—	0.29	—	13.39	17.89	0.75	0.71	0.71	1.04	27,468	31
Class I
12-31-21	13.29	0.17•	2.14	2.31	0.27	—	—	0.27	—	15.33	17.42	0.28	0.31	0.31	1.19	5,090	41
12-31-20	12.81	0.18•	1.46	1.64	0.27	0.89	—	1.16	—	13.29	14.23	0.27	0.31	0.31	1.54	4,726	47
12-31-19	11.61	0.22	2.34	2.56	0.33	1.03	—	1.36	—	12.81	22.99	0.26	0.26	0.26	1.84	4,862	55
12-31-18	13.64	0.21•	(1.35)	(1.14)	0.27	0.62	—	0.89	—	11.61	(9.02)	0.25	0.21	0.21	1.60	3,898	46
12-31-17	11.83	0.21•	1.95	2.16	0.21	0.14	—	0.35	—	13.64	18.50	0.25	0.21	0.21	1.62	6,062	31
Class R6
12-31-21	13.28	0.18•	2.13	2.31	0.27	—	—	0.27	—	15.32	17.44	0.27	0.30	0.30	1.25	30,360	41
12-31-20	12.80	0.19•	1.45	1.64	0.27	0.89	—	1.16	—	13.28	14.24	0.26	0.30	0.30	1.58	23,965	47
12-31-19	11.61	0.23•	2.32	2.55	0.33	1.03	—	1.36	—	12.80	22.91	0.26	0.26	0.26	1.87	17,843	55
12-31-18	13.63	0.23•	(1.36)	(1.13)	0.27	0.62	—	0.89	—	11.61	(8.94)	0.25	0.21	0.21	1.76	12,083	46
12-31-17	11.82	0.25•	1.91	2.16	0.21	0.14	—	0.35	—	13.63	18.51	0.25	0.21	0.21	1.95	8,217	31
Class S
12-31-21	13.12	0.13•	2.11	2.24	0.23	—	—	0.23	—	15.13	17.16	0.53	0.56	0.56	0.89	562,208	41
12-31-20	12.66	0.17	1.42	1.59	0.24	0.89	—	1.13	—	13.12	13.92	0.52	0.56	0.56	1.27	552,268	47
12-31-19	11.49	0.19•	2.30	2.49	0.29	1.03	—	1.32	—	12.66	22.61	0.51	0.51	0.51	1.51	557,294	55
12-31-18	13.50	0.18•	(1.33)	(1.15)	0.24	0.62	—	0.86	—	11.49	(9.20)	0.50	0.46	0.46	1.34	525,590	46
12-31-17	11.71	0.16•	1.95	2.11	0.18	0.14	—	0.32	—	13.50	18.22	0.50	0.46	0.46	1.28	670,319	31
Class S2
12-31-21	13.14	0.12•	2.10	2.22	0.23	—	—	0.23	—	15.13	16.99	0.68	0.71	0.71	0.84	1,851	41
12-31-20	12.69	0.16•	1.41	1.57	0.23	0.89	—	1.12	—	13.14	13.70	0.67	0.71	0.71	1.32	1,280	47
12-31-19	11.50	0.17•	2.32	2.49	0.27	1.03	—	1.30	—	12.69	22.49	0.66	0.66	0.66	1.35	879	55
12-31-18	13.47	0.15•	(1.32)	(1.17)	0.18	0.62	—	0.80	—	11.50	(9.31)	0.65	0.61	0.61	1.10	732	46
12-31-17	11.70	0.15•	1.94	2.09	0.18	0.14	—	0.32	—	13.47	18.05	0.65	0.61	0.61	1.20	1,695	31
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-21	10.69	0.15•	0.83	0.98	0.23	—	—	0.23	—	11.44	9.16	0.90	0.73	0.73	1.35	5,957	46
12-31-20	10.09	0.17•	0.90	1.07	0.19	0.28	—	0.47	—	10.69	11.01	0.92	0.73	0.73	1.76	6,505	72
12-31-19	9.13	0.18•	1.14	1.32	0.16	0.20	—	0.36	—	10.09	14.61	0.84	0.70	0.70	1.83	7,507	81
12-31-18	9.99	0.17•	(0.60)	(0.43)	0.20	0.23	—	0.43	—	9.13	(4.52)	0.83	0.67	0.67	1.79	9,033	59
12-31-17	9.24	0.15•	0.78	0.93	0.18	—	—	0.18	—	9.99	10.09	0.83	0.65	0.65	1.57	11,134	47
Class I
12-31-21	11.18	0.41•	0.67	1.08	0.29	—	—	0.29	—	11.97	9.69	0.40	0.23	0.23	3.56	373	46
12-31-20	10.55	0.23•	0.93	1.16	0.25	0.28	—	0.53	—	11.18	11.50	0.42	0.23	0.23	2.27	43	72
12-31-19	9.54	0.29•	1.14	1.43	0.22	0.20	—	0.42	—	10.55	15.17	0.34	0.20	0.20	2.83	69	81
12-31-18	10.42	0.24•	(0.64)	(0.40)	0.25	0.23	—	0.48	—	9.54	(4.04)	0.33	0.17	0.17	2.35	31	59
12-31-17	9.65	0.21•	0.82	1.03	0.26	—	—	0.26	—	10.42	10.73	0.33	0.15	0.15	2.06	27	47
Class R6
12-31-21	11.18	0.22•	0.86	1.08	0.29	—	—	0.29	—	11.97	9.69	0.31	0.23	0.23	1.89	10,245	46
12-31-20	10.54	0.25•	0.92	1.17	0.25	0.28	—	0.53	—	11.18	11.61	0.33	0.23	0.23	2.38	9,068	72
12-31-19	9.53	0.25•	1.18	1.43	0.22	0.20	—	0.42	—	10.54	15.18	0.34	0.20	0.20	2.47	6,045	81
12-31-18	10.41	0.25•	(0.65)	(0.40)	0.25	0.23	—	0.48	—	9.53	(4.05)	0.33	0.17	0.17	2.45	3,780	59
12-31-17	9.64	0.24•	0.78	1.02	0.25	—	—	0.25	—	10.41	10.68	0.33	0.15	0.15	2.37	2,164	47
Class S
12-31-21	10.91	0.19•	0.83	1.02	0.26	—	—	0.26	—	11.67	9.41	0.65	0.48	0.48	1.64	21,640	46
12-31-20	10.30	0.21	0.91	1.12	0.23	0.28	—	0.51	—	10.91	11.33	0.67	0.48	0.48	2.06	20,347	72
12-31-19	9.32	0.22•	1.16	1.38	0.20	0.20	—	0.40	—	10.30	14.96	0.59	0.45	0.45	2.24	19,349	81
12-31-18	10.19	0.20•	(0.63)	(0.43)	0.21	0.23	—	0.44	—	9.32	(4.35)	0.58	0.42	0.42	2.05	14,452	59
12-31-17	9.44	0.18•	0.79	0.97	0.22	—	—	0.22	—	10.19	10.40	0.58	0.40	0.40	1.80	17,134	47
Class S2
12-31-21	10.72	0.16•	0.82	0.98	0.24	—	—	0.24	—	11.46	9.22	0.80	0.63	0.63	1.44	4,718	46
12-31-20	10.14	0.19•	0.89	1.08	0.22	0.28	—	0.50	—	10.72	11.13	0.82	0.63	0.63	1.89	5,074	72
12-31-19	9.21	0.24•	1.10	1.34	0.21	0.20	—	0.41	—	10.14	14.74	0.74	0.60	0.60	2.39	5,439	81
12-31-18	10.08	0.18	(0.61)	(0.43)	0.21	0.23	—	0.44	—	9.21	(4.46)	0.73	0.57	0.57	1.96	1,072	59
12-31-17	9.34	0.17•	0.79	0.96	0.22	—	—	0.22	—	10.08	10.33	0.73	0.55	0.55	1.71	1,021	47
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio
Class ADV
12-31-21	12.12	0.14•	1.10	1.24	0.33	0.59	—	0.92	—	12.44	10.40	0.81	0.70	0.70	1.16	234,207	36
12-31-20	11.37	0.15•	1.29	1.44	0.21	0.48	—	0.69	—	12.12	13.30	0.80	0.71	0.71	1.38	246,302	60
12-31-19	10.48	0.18•	1.64	1.82	0.25	0.68	—	0.93	—	11.37	17.79	0.75	0.71	0.71	1.59	260,690	44
12-31-18	11.72	0.16•	(0.82)	(0.66)	0.21	0.37	—	0.58	—	10.48	(5.97)	0.74	0.67	0.67	1.38	244,883	47
12-31-17	10.66	0.15•	1.42	1.57	0.19	0.32	—	0.51	—	11.72	15.02	0.74	0.66	0.66	1.36	300,453	46
Class I
12-31-21	12.50	0.21•	1.14	1.35	0.38	0.59	—	0.97	—	12.88	10.96	0.31	0.20	0.20	1.61	64,534	36
12-31-20	11.71	0.20•	1.34	1.54	0.27	0.48	—	0.75	—	12.50	13.85	0.30	0.21	0.21	1.71	77,673	60
12-31-19	10.78	0.24	1.68	1.92	0.31	0.68	—	0.99	—	11.71	18.33	0.25	0.21	0.21	2.14	260,767	44
12-31-18	12.04	0.23•	(0.85)	(0.62)	0.27	0.37	—	0.64	—	10.78	(5.48)	0.24	0.17	0.17	1.93	219,811	47
12-31-17	10.94	0.22•	1.46	1.68	0.26	0.32	—	0.58	—	12.04	15.62	0.24	0.16	0.16	1.92	243,053	46
Class S
12-31-21	12.34	0.18•	1.12	1.30	0.37	0.59	—	0.96	—	12.68	10.67	0.56	0.45	0.45	1.43	303,656	36
12-31-20	11.57	0.21	1.28	1.49	0.24	0.48	—	0.72	—	12.34	13.54	0.55	0.46	0.46	1.65	299,333	60
12-31-19	10.65	0.21•	1.67	1.88	0.28	0.68	—	0.96	—	11.57	18.12	0.50	0.46	0.46	1.82	299,655	44
12-31-18	11.90	0.19•	(0.83)	(0.64)	0.24	0.37	—	0.61	—	10.65	(5.73)	0.49	0.42	0.42	1.64	294,102	47
12-31-17	10.82	0.18•	1.45	1.63	0.23	0.32	—	0.55	—	11.90	15.29	0.49	0.41	0.41	1.60	359,764	46
Class S2
12-31-21	11.97	0.16•	1.08	1.24	0.36	0.59	—	0.95	—	12.26	10.49	0.71	0.60	0.60	1.33	11,469	36
12-31-20	11.23	0.16•	1.27	1.43	0.21	0.48	—	0.69	—	11.97	13.42	0.70	0.61	0.61	1.47	9,493	60
12-31-19	10.35	0.18•	1.63	1.81	0.25	0.68	—	0.93	—	11.23	17.92	0.65	0.61	0.61	1.63	10,745	44
12-31-18	11.56	0.15•	(0.79)	(0.64)	0.20	0.37	—	0.57	—	10.35	(5.88)	0.64	0.57	0.57	1.34	11,715	47
12-31-17	10.52	0.16•	1.40	1.56	0.20	0.32	—	0.52	—	11.56	15.07	0.64	0.56	0.56	1.40	16,911	46
Class T
12-31-21	12.83	0.12•	1.17	1.29	0.28	0.59	—	0.87	—	13.25	10.19	1.01	0.90	0.90	0.92	380	36
12-31-20	11.98	0.13•	1.36	1.49	0.16	0.48	—	0.64	—	12.83	13.02	1.00	0.91	0.91	1.13	436	60
12-31-19	10.96	0.16•	1.72	1.88	0.18	0.68	—	0.86	—	11.98	17.51	0.95	0.91	0.91	1.36	521	44
12-31-18	12.23	0.13•	(0.84)	(0.71)	0.19	0.37	—	0.56	—	10.96	(6.14)	0.94	0.87	0.87	1.11	575	47
12-31-17	11.10	0.14•	1.48	1.62	0.17	0.32	—	0.49	—	12.23	14.78	0.94	0.86	0.86	1.18	821	46
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio
Class ADV
12-31-21	16.46	0.20•	1.81	2.01	0.27	0.17	—	0.44	—	18.03	12.26	0.90	0.67	0.67	1.15	25,214	54
12-31-20	15.30	0.18•	1.86	2.04	0.23	0.65	—	0.88	—	16.46	13.99	0.94	0.71	0.71	1.24	22,015	90
12-31-19	13.79	0.23•	2.46	2.69	0.25	0.93	—	1.18	—	15.30	20.13	0.83	0.71	0.71	1.55	18,792	79
12-31-18	15.96	0.21	(1.31)	(1.10)	0.23	0.84	—	1.07	—	13.79	(7.47)	0.81	0.66	0.66	1.38	12,630	87
12-31-17	13.94	0.23•	2.15	2.38	0.12	0.24	—	0.36	—	15.96	17.22	0.83	0.64	0.64	1.50	13,589	63
Class I
12-31-21	17.02	0.28•	1.88	2.16	0.33	0.17	—	0.50	—	18.68	12.80	0.40	0.17	0.17	1.57	12,248	54
12-31-20	15.77	0.26•	1.93	2.19	0.29	0.65	—	0.94	—	17.02	14.61	0.44	0.21	0.21	1.69	13,812	90
12-31-19	14.18	0.33•	2.51	2.84	0.32	0.93	—	1.25	—	15.77	20.65	0.33	0.21	0.21	2.18	13,781	79
12-31-18	16.36	0.31•	(1.36)	(1.05)	0.29	0.84	—	1.13	—	14.18	(6.98)	0.31	0.16	0.16	1.95	7,333	87
12-31-17	14.23	0.32•	2.19	2.51	0.14	0.24	—	0.38	—	16.36	17.86	0.33	0.14	0.14	2.07	8,625	63
Class S
12-31-21	16.89	0.24•	1.86	2.10	0.31	0.17	—	0.48	—	18.51	12.49	0.65	0.42	0.42	1.35	18,032	54
12-31-20	15.66	0.23•	1.91	2.14	0.26	0.65	—	0.91	—	16.89	14.34	0.69	0.46	0.46	1.54	17,584	90
12-31-19	14.09	0.27•	2.51	2.78	0.28	0.93	—	1.21	—	15.66	20.36	0.58	0.46	0.46	1.78	13,558	79
12-31-18	16.28	0.28•	(1.36)	(1.08)	0.27	0.84	—	1.11	—	14.09	(7.23)	0.56	0.41	0.41	1.81	10,589	87
12-31-17	14.18	0.26•	2.21	2.47	0.13	0.24	—	0.37	—	16.28	17.59	0.58	0.39	0.39	1.72	8,484	63
Class S2
12-31-21	16.66	0.27•	1.77	2.04	0.31	0.17	—	0.48	—	18.22	12.35	0.80	0.57	0.57	1.53	1,596	54
12-31-20	15.46	0.22•	1.87	2.09	0.24	0.65	—	0.89	—	16.66	14.17	0.84	0.61	0.61	1.47	642	90
12-31-19	13.90	0.25•	2.48	2.73	0.24	0.93	—	1.17	—	15.46	20.24	0.73	0.61	0.61	1.66	450	79
12-31-18	16.08	0.25•	(1.35)	(1.10)	0.24	0.84	—	1.08	—	13.90	(7.40)	0.71	0.56	0.56	1.62	439	87
12-31-17	14.01	0.21•	2.20	2.41	0.10	0.24	—	0.34	—	16.08	17.38	0.73	0.54	0.54	1.42	588	63
Class T
12-31-21	16.45	0.18•	1.79	1.97	0.25	0.17	—	0.42	—	18.00	12.05	1.10	0.87	0.87	1.01	56	54
12-31-20	15.31	0.16•	1.85	2.01	0.22	0.65	—	0.87	—	16.45	13.74	1.14	0.91	0.91	1.10	45	90
12-31-19	13.82	0.21•	2.45	2.66	0.24	0.93	—	1.17	—	15.31	19.86	1.03	0.91	0.91	1.41	32	79
12-31-18	16.02	0.22•	(1.36)	(1.14)	0.22	0.84	—	1.06	—	13.82	(7.67)	1.01	0.86	0.86	1.44	20	87
12-31-17	13.98	0.19•	2.17	2.36	0.08	0.24	—	0.32	—	16.02	17.05	1.03	0.84	0.84	1.23	15	63
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2035 Portfolio
Class ADV
12-31-21	12.20	0.14•	1.53	1.67	0.26	0.54	—	0.80	—	13.07	13.81	0.83	0.65	0.65	1.05	219,940	42
12-31-20	11.63	0.13	1.39	1.52	0.19	0.76	—	0.95	—	12.20	14.13	0.81	0.69	0.69	0.96	220,485	65
12-31-19	10.60	0.16•	2.04	2.20	0.24	0.93	—	1.17	—	11.63	21.53	0.75	0.71	0.71	1.38	226,096	52
12-31-18	12.27	0.14•	(1.12)	(0.98)	0.19	0.50	—	0.69	—	10.60	(8.54)	0.75	0.68	0.68	1.21	212,084	50
12-31-17	10.71	0.13•	1.90	2.03	0.16	0.31	—	0.47	—	12.27	19.22	0.74	0.65	0.65	1.12	267,229	36
Class I
12-31-21	12.59	0.20•	1.59	1.79	0.30	0.54	—	0.84	—	13.54	14.35	0.33	0.15	0.15	1.48	78,910	42
12-31-20	11.98	0.15•	1.47	1.62	0.25	0.76	—	1.01	—	12.59	14.65	0.31	0.19	0.19	1.30	93,880	65
12-31-19	10.89	0.22	2.10	2.32	0.30	0.93	—	1.23	—	11.98	22.22	0.25	0.21	0.21	1.97	304,111	52
12-31-18	12.59	0.22	(1.17)	(0.95)	0.25	0.50	—	0.75	—	10.89	(8.09)	0.25	0.18	0.18	1.75	247,475	50
12-31-17	10.98	0.20•	1.94	2.14	0.22	0.31	—	0.53	—	12.59	19.82	0.24	0.15	0.15	1.69	274,900	36
Class S
12-31-21	12.43	0.18•	1.55	1.73	0.29	0.54	—	0.83	—	13.33	14.08	0.58	0.40	0.40	1.35	369,502	42
12-31-20	11.83	0.15	1.43	1.58	0.22	0.76	—	0.98	—	12.43	14.46	0.56	0.44	0.44	1.24	341,146	65
12-31-19	10.76	0.19•	2.08	2.27	0.27	0.93	—	1.20	—	11.83	21.94	0.50	0.46	0.46	1.64	324,783	52
12-31-18	12.45	0.18•	(1.15)	(0.97)	0.22	0.50	—	0.72	—	10.76	(8.34)	0.50	0.43	0.43	1.46	297,721	50
12-31-17	10.87	0.16•	1.92	2.08	0.19	0.31	—	0.50	—	12.45	19.44	0.49	0.40	0.40	1.38	368,554	36
Class S2
12-31-21	11.88	0.15•	1.49	1.64	0.28	0.54	—	0.82	—	12.70	13.91	0.73	0.55	0.55	1.23	14,062	42
12-31-20	11.34	0.11•	1.38	1.49	0.19	0.76	—	0.95	—	11.88	14.30	0.71	0.59	0.59	1.01	12,050	65
12-31-19	10.36	0.16•	1.99	2.15	0.24	0.93	—	1.17	—	11.34	21.63	0.65	0.61	0.61	1.46	14,599	52
12-31-18	12.00	0.15•	(1.09)	(0.94)	0.20	0.50	—	0.70	—	10.36	(8.42)	0.65	0.58	0.58	1.28	14,521	50
12-31-17	10.49	0.14•	1.85	1.99	0.17	0.31	—	0.48	—	12.00	19.28	0.64	0.55	0.55	1.22	19,146	36
Class T
12-31-21	12.93	(0.01)•	1.73	1.72	0.23	0.54	—	0.77	—	13.88	13.42	1.03	0.85	0.85	(0.08)	23	42
12-31-20	12.27	0.10•	1.49	1.59	0.17	0.76	—	0.93	—	12.93	13.98	1.01	0.89	0.89	0.83	528	65
12-31-19	11.07	0.14	2.15	2.29	0.16	0.93	—	1.09	—	12.27	21.36	0.95	0.91	0.91	1.27	447	52
12-31-18	12.79	0.10•	(1.16)	(1.06)	0.16	0.50	—	0.66	—	11.07	(8.76)	0.95	0.88	0.88	0.77	373	50
12-31-17	11.14	0.11•	1.98	2.09	0.13	0.31	—	0.44	—	12.79	19.03	0.94	0.85	0.85	0.95	700	36
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio
Class ADV
12-31-21	17.38	0.18•	2.55	2.73	0.24	0.22	—	0.46	—	19.65	15.78	0.93	0.64	0.64	0.95	17,364	63
12-31-20	16.09	0.15•	2.25	2.40	0.24	0.87	—	1.11	—	17.38	15.98	0.96	0.70	0.70	0.95	15,773	91
12-31-19	14.26	0.23•	2.92	3.15	0.26	1.06	—	1.32	—	16.09	22.82	0.84	0.72	0.72	1.47	14,324	82
12-31-18	17.11	0.20•	(1.66)	(1.46)	0.22	1.17	—	1.39	—	14.26	(9.41)	0.84	0.66	0.66	1.19	8,662	81
12-31-17	14.55	0.19•	2.73	2.92	0.08	0.28	—	0.36	—	17.11	20.23	0.86	0.63	0.63	1.17	8,696	68
Class I
12-31-21	17.99	0.25•	2.67	2.92	0.31	0.22	—	0.53	—	20.38	16.34	0.43	0.14	0.14	1.30	10,092	63
12-31-20	16.60	0.26	2.31	2.57	0.31	0.87	—	1.18	—	17.99	16.55	0.46	0.20	0.20	1.48	12,621	91
12-31-19	14.66	0.32•	3.00	3.32	0.32	1.06	—	1.38	—	16.60	23.44	0.34	0.22	0.22	1.97	11,825	82
12-31-18	17.53	0.30•	(1.72)	(1.42)	0.28	1.17	—	1.45	—	14.66	(8.95)	0.34	0.16	0.16	1.77	7,134	81
12-31-17	14.86	0.29•	2.78	3.07	0.12	0.28	—	0.40	—	17.53	20.85	0.36	0.13	0.13	1.76	7,753	68
Class S
12-31-21	17.80	0.25•	2.60	2.85	0.29	0.22	—	0.51	—	20.14	16.10	0.68	0.39	0.39	1.28	13,325	63
12-31-20	16.44	0.20•	2.29	2.49	0.26	0.87	—	1.13	—	17.80	16.23	0.71	0.45	0.45	1.26	10,486	91
12-31-19	14.54	0.23	3.02	3.25	0.29	1.06	—	1.35	—	16.44	23.07	0.59	0.47	0.47	1.44	8,500	82
12-31-18	17.40	0.26•	(1.70)	(1.44)	0.25	1.17	—	1.42	—	14.54	(9.13)	0.59	0.41	0.41	1.54	7,641	81
12-31-17	14.78	0.23•	2.78	3.01	0.11	0.28	—	0.39	—	17.40	20.53	0.61	0.38	0.38	1.45	6,732	68
Class S2
12-31-21	17.48	0.24•	2.52	2.76	0.28	0.22	—	0.50	—	19.74	15.88	0.83	0.54	0.54	1.25	2,051	63
12-31-20	16.17	0.17•	2.26	2.43	0.25	0.87	—	1.12	—	17.48	16.07	0.86	0.60	0.60	1.07	1,219	91
12-31-19	14.31	0.25•	2.93	3.18	0.26	1.06	—	1.32	—	16.17	22.93	0.74	0.62	0.62	1.57	973	82
12-31-18	17.18	0.23•	(1.68)	(1.45)	0.25	1.17	—	1.42	—	14.31	(9.30)	0.74	0.56	0.56	1.42	939	81
12-31-17	14.62	0.26•	2.69	2.95	0.11	0.28	—	0.39	—	17.18	20.31	0.76	0.53	0.53	1.61	721	68
Class T
12-31-21	17.33	0.04•	2.63	2.67	0.22	0.22	—	0.44	—	19.56	15.48	1.13	0.84	0.84	0.20	13	63
12-31-20	16.06	0.15•	2.22	2.37	0.23	0.87	—	1.10	—	17.33	15.79	1.16	0.90	0.90	0.95	49	91
12-31-19	14.22	0.20•	2.90	3.10	0.20	1.06	—	1.26	—	16.06	22.50	1.04	0.92	0.92	1.28	32	82
12-31-18	17.08	0.15	(1.64)	(1.49)	0.20	1.17	—	1.37	—	14.22	(9.57)	1.04	0.86	0.86	1.00	17	81
12-31-17	14.53	0.17•	2.72	2.89	0.06	0.28	—	0.34	—	17.08	20.05	1.06	0.83	0.83	1.08	20	68
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio
Class ADV
12-31-21	12.29	0.11•	1.94	2.05	0.23	0.99	—	1.22	—	13.12	16.95	0.85	0.65	0.65	0.86	162,480	42
12-31-20	11.47	0.09	1.61	1.70	0.16	0.72	—	0.88	—	12.29	16.07	0.83	0.70	0.70	0.71	155,503	61
12-31-19	10.42	0.15	2.20	2.35	0.20	1.10	—	1.30	—	11.47	23.59	0.75	0.72	0.72	1.26	150,005	67
12-31-18	12.40	0.11•	(1.33)	(1.22)	0.15	0.61	—	0.76	—	10.42	(10.53)	0.75	0.69	0.69	0.93	134,754	53
12-31-17	10.63	0.10•	2.09	2.19	0.10	0.32	—	0.42	—	12.40	20.92	0.75	0.67	0.67	0.84	177,624	37
Class I
12-31-21	12.72	0.17•	2.02	2.19	0.25	0.99	—	1.24	—	13.67	17.51	0.35	0.15	0.15	1.24	65,611	42
12-31-20	11.85	0.12•	1.69	1.81	0.22	0.72	—	0.94	—	12.72	16.57	0.33	0.20	0.20	1.06	82,473	61
12-31-19	10.73	0.20	2.29	2.49	0.27	1.10	—	1.37	—	11.85	24.29	0.25	0.22	0.22	1.86	269,670	67
12-31-18	12.75	0.18	(1.37)	(1.19)	0.22	0.61	—	0.83	—	10.73	(10.08)	0.25	0.19	0.19	1.49	211,781	53
12-31-17	10.92	0.17•	2.14	2.31	0.16	0.32	—	0.48	—	12.75	21.53	0.25	0.17	0.17	1.42	235,122	37
Class S
12-31-21	12.50	0.15•	1.97	2.12	0.26	0.99	—	1.25	—	13.37	17.26	0.60	0.40	0.40	1.14	289,193	42
12-31-20	11.66	0.11	1.64	1.75	0.19	0.72	—	0.91	—	12.50	16.29	0.58	0.45	0.45	0.95	254,990	61
12-31-19	10.58	0.18	2.23	2.41	0.23	1.10	—	1.33	—	11.66	23.90	0.50	0.47	0.47	1.51	237,496	67
12-31-18	12.57	0.15•	(1.35)	(1.20)	0.18	0.61	—	0.79	—	10.58	(10.23)	0.50	0.44	0.44	1.20	209,647	53
12-31-17	10.77	0.13•	2.12	2.25	0.13	0.32	—	0.45	—	12.57	21.25	0.50	0.42	0.42	1.11	269,521	37
Class S2
12-31-21	12.14	0.14•	1.90	2.04	0.26	0.99	—	1.25	—	12.93	17.10	0.75	0.55	0.55	1.12	10,947	42
12-31-20	11.34	0.09•	1.60	1.69	0.17	0.72	—	0.89	—	12.14	16.13	0.73	0.60	0.60	0.82	6,867	61
12-31-19	10.31	0.15•	2.18	2.33	0.20	1.10	—	1.30	—	11.34	23.68	0.65	0.62	0.62	1.31	7,234	67
12-31-18	12.25	0.12•	(1.30)	(1.18)	0.15	0.61	—	0.76	—	10.31	(10.34)	0.65	0.59	0.59	1.03	7,504	53
12-31-17	10.51	0.09•	2.08	2.17	0.11	0.32	—	0.43	—	12.25	21.02	0.65	0.57	0.57	0.82	9,902	37
Class T
12-31-21	12.93	0.12•	2.01	2.13	0.19	0.99	—	1.18	—	13.88	16.73	1.05	0.85	0.85	0.90	180	42
12-31-20	11.95	0.03•	1.74	1.77	0.07	0.72	—	0.79	—	12.93	15.85	1.03	0.90	0.90	0.29	156	61
12-31-19	10.74	0.14•	2.26	2.40	0.09	1.10	—	1.19	—	11.95	23.31	0.95	0.92	0.92	1.19	290	67
12-31-18	12.77	0.06•	(1.34)	(1.28)	0.14	0.61	—	0.75	—	10.74	(10.72)	0.95	0.89	0.89	0.44	220	53
12-31-17	10.95	0.08	2.15	2.23	0.09	0.32	—	0.41	—	12.77	20.69	0.95	0.87	0.87	0.70	508	37
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio
Class ADV
12-31-21	17.96	0.14•	2.86	3.00	0.21	0.30	—	0.51	—	20.45	16.82	0.98	0.65	0.65	0.71	15,352	60
12-31-20	16.63	0.13•	2.32	2.45	0.23	0.89	—	1.12	—	17.96	15.79	1.03	0.71	0.71	0.81	15,402	80
12-31-19	14.58	0.23•	3.17	3.40	0.22	1.13	—	1.35	—	16.63	24.13	0.86	0.73	0.73	1.45	12,951	84
12-31-18	17.33	0.17•	(1.93)	(1.76)	0.16	0.83	—	0.99	—	14.58	(10.82)	0.86	0.68	0.68	1.03	8,144	86
12-31-17	14.57	0.18•	2.89	3.07	0.06	0.25	—	0.31	—	17.33	21.30	0.93	0.65	0.65	1.11	6,983	52
Class I
12-31-21	18.66	0.22•	3.01	3.23	0.29	0.30	—	0.59	—	21.30	17.42	0.48	0.15	0.15	1.09	9,999	60
12-31-20	17.22	0.24	2.38	2.62	0.29	0.89	—	1.18	—	18.66	16.36	0.53	0.21	0.21	1.31	11,647	80
12-31-19	15.04	0.34•	3.25	3.59	0.28	1.13	—	1.41	—	17.22	24.74	0.36	0.23	0.23	2.04	10,912	84
12-31-18	17.81	0.27•	(1.99)	(1.72)	0.22	0.83	—	1.05	—	15.04	(10.37)	0.36	0.18	0.18	1.55	6,320	86
12-31-17	14.91	0.28•	2.97	3.25	0.10	0.25	—	0.35	—	17.81	21.99	0.43	0.15	0.15	1.70	5,705	52
Class S
12-31-21	18.42	0.20•	2.93	3.13	0.26	0.30	—	0.56	—	20.99	17.10	0.73	0.40	0.40	0.97	9,740	60
12-31-20	17.01	0.17•	2.39	2.56	0.26	0.89	—	1.15	—	18.42	16.11	0.78	0.46	0.46	1.04	8,339	80
12-31-19	14.88	0.26•	3.25	3.51	0.25	1.13	—	1.38	—	17.01	24.41	0.61	0.48	0.48	1.58	7,397	84
12-31-18	17.65	0.23•	(1.98)	(1.75)	0.19	0.83	—	1.02	—	14.88	(10.61)	0.61	0.43	0.43	1.34	5,413	86
12-31-17	14.81	0.22•	2.95	3.17	0.08	0.25	—	0.33	—	17.65	21.63	0.68	0.40	0.40	1.33	4,424	52
Class S2
12-31-21	18.16	0.20•	2.85	3.05	0.28	0.30	—	0.58	—	20.63	16.91	0.88	0.55	0.55	0.99	1,022	60
12-31-20	16.78	0.17	2.32	2.49	0.22	0.89	—	1.11	—	18.16	15.91	0.93	0.61	0.61	0.89	432	80
12-31-19	14.67	0.23•	3.21	3.44	0.20	1.13	—	1.33	—	16.78	24.25	0.76	0.63	0.63	1.40	419	84
12-31-18	17.43	0.22•	(1.97)	(1.75)	0.18	0.83	—	1.01	—	14.67	(10.75)	0.76	0.58	0.58	1.32	423	86
12-31-17	14.64	0.20•	2.91	3.11	0.07	0.25	—	0.32	—	17.43	21.47	0.83	0.55	0.55	1.21	309	52
Class T
12-31-21	18.16	0.10•	2.89	2.99	0.18	0.30	—	0.48	—	20.67	16.55	1.18	0.85	0.85	0.50	13	60
12-31-20	16.69	0.09	2.36	2.45	0.09	0.89	—	0.98	—	18.16	15.59	1.23	0.91	0.91	0.57	12	80
12-31-19	14.63	0.09•	3.28	3.37	0.18	1.13	—	1.31	—	16.69	23.80	1.06	0.93	0.93	0.54	11	84
12-31-18	17.39	0.14	(1.94)	(1.80)	0.13	0.83	—	0.96	—	14.63	(11.01)	1.06	0.88	0.88	0.89	20	86
12-31-17	14.60	0.17•	2.89	3.06	0.02	0.25	—	0.27	—	17.39	21.15	1.13	0.85	0.85	1.05	20	52
See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio
Class ADV
12-31-21	14.99	0.10•	2.38	2.48	0.31	2.02	—	2.33	—	15.14	17.03	0.93	0.66	0.66	0.67	58,046	51
12-31-20	13.85	0.08	1.95	2.03	0.15	0.74	—	0.89	—	14.99	15.75	0.96	0.69	0.69	0.63	54,540	67
12-31-19	12.35	0.16	2.70	2.86	0.20	1.16	—	1.36	—	13.85	24.13	0.77	0.72	0.72	1.29	49,315	61
12-31-18	14.49	0.13	(1.60)	(1.47)	0.15	0.52	—	0.67	—	12.35	(10.72)	0.76	0.68	0.68	0.90	39,621	62
12-31-17	12.27	0.11•	2.49	2.60	0.10	0.28	—	0.38	—	14.49	21.40	0.76	0.66	0.66	0.82	47,367	40
Class I
12-31-21	15.37	0.18•	2.45	2.63	0.26	2.02	—	2.28	—	15.72	17.53	0.43	0.16	0.16	1.10	27,701	51
12-31-20	14.17	0.13•	2.03	2.16	0.22	0.74	—	0.96	—	15.37	16.38	0.46	0.19	0.19	1.00	34,329	67
12-31-19	12.61	0.27•	2.72	2.99	0.27	1.16	—	1.43	—	14.17	24.76	0.27	0.22	0.22	1.93	119,915	61
12-31-18	14.78	0.21•	(1.64)	(1.43)	0.22	0.52	—	0.74	—	12.61	(10.29)	0.26	0.18	0.18	1.48	77,961	62
12-31-17	12.51	0.20•	2.51	2.71	0.16	0.28	—	0.44	—	14.78	21.94	0.26	0.16	0.16	1.42	73,894	40
Class S
12-31-21	15.15	0.15•	2.40	2.55	0.35	2.02	—	2.37	—	15.33	17.32	0.68	0.41	0.41	0.96	86,021	51
12-31-20	13.99	0.12•	1.97	2.09	0.19	0.74	—	0.93	—	15.15	16.04	0.71	0.44	0.44	0.90	73,361	67
12-31-19	12.46	0.20	2.72	2.92	0.23	1.16	—	1.39	—	13.99	24.50	0.52	0.47	0.47	1.52	59,923	61
12-31-18	14.62	0.17•	(1.63)	(1.46)	0.18	0.52	—	0.70	—	12.46	(10.56)	0.51	0.43	0.43	1.19	49,077	62
12-31-17	12.38	0.15•	2.50	2.65	0.13	0.28	—	0.41	—	14.62	21.66	0.51	0.41	0.41	1.08	58,217	40
Class S2
12-31-21	15.09	0.15•	2.36	2.51	0.36	2.02	—	2.38	—	15.22	17.09	0.83	0.56	0.56	0.97	5,377	51
12-31-20	13.92	0.13	1.93	2.06	0.15	0.74	—	0.89	—	15.09	15.86	0.86	0.59	0.59	0.80	3,036	67
12-31-19	12.39	0.18•	2.70	2.88	0.19	1.16	—	1.35	—	13.92	24.28	0.67	0.62	0.62	1.33	2,876	61
12-31-18	14.54	0.15	(1.62)	(1.47)	0.16	0.52	—	0.68	—	12.39	(10.68)	0.66	0.58	0.58	1.03	2,720	62
12-31-17	12.31	0.12•	2.50	2.62	0.11	0.28	—	0.39	—	14.54	21.52	0.66	0.56	0.56	0.89	3,250	40
Class T
12-31-21	15.39	0.06•	2.46	2.52	0.24	2.02	—	2.26	—	15.65	16.77	1.13	0.86	0.86	0.38	24	51
12-31-20	14.22	0.07•	1.99	2.06	0.15	0.74	—	0.89	—	15.39	15.50	1.16	0.89	0.89	0.51	30	67
12-31-19	12.58	0.17•	2.73	2.90	0.10	1.16	—	1.26	—	14.22	23.93	0.97	0.92	0.92	1.27	22	61
12-31-18	14.73	0.08•	(1.61)	(1.53)	0.10	0.52	—	0.62	—	12.58	(10.91)	0.96	0.88	0.88	0.58	18	62
12-31-17	12.50	0.09•	2.52	2.61	0.10	0.28	—	0.38	—	14.73	21.08	0.96	0.86	0.86	0.67	32	40
See Accompanying Notes to Financial Statements
59

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2060 Portfolio
Class ADV
12-31-21	13.16	0.10•	2.11	2.21	0.16	0.25	—	0.41	—	14.96	16.83	1.08	0.68	0.68	0.73	10,459	68
12-31-20	12.04	0.10•	1.67	1.77	0.12	0.53	—	0.65	—	13.16	15.62	1.14	0.70	0.70	0.85	8,999	74
12-31-19	10.45	0.16•	2.28	2.44	0.15	0.70	—	0.85	—	12.04	24.12	0.95	0.74	0.74	1.39	6,976	89
12-31-18	12.39	0.13•	(1.38)	(1.25)	0.11	0.58	—	0.69	—	10.45	(10.76)	0.96	0.69	0.69	1.12	4,593	84
12-31-17	10.42	0.13•	2.08	2.21	0.04	0.20	—	0.24	—	12.39	21.42	1.10	0.67	0.67	1.11	3,202	65
Class I
12-31-21	13.41	0.15•	2.18	2.33	0.20	0.25	—	0.45	—	15.29	17.46	0.58	0.18	0.18	1.04	6,685	68
12-31-20	12.25	0.17•	1.69	1.86	0.17	0.53	—	0.70	—	13.41	16.14	0.64	0.20	0.20	1.42	7,950	74
12-31-19	10.60	0.25•	2.29	2.54	0.19	0.70	—	0.89	—	12.25	24.79	0.45	0.24	0.24	2.14	5,184	89
12-31-18	12.53	0.19•	(1.41)	(1.22)	0.13	0.58	—	0.71	—	10.60	(10.35)	0.46	0.19	0.19	1.57	2,570	84
12-31-17	10.49	0.20•	2.10	2.30	0.06	0.20	—	0.26	—	12.53	22.15	0.60	0.17	0.17	1.73	2,160	65
Class S
12-31-21	13.21	0.13•	2.12	2.25	0.18	0.25	—	0.43	—	15.03	17.15	0.83	0.43	0.43	0.93	8,211	68
12-31-20	12.08	0.13•	1.68	1.81	0.15	0.53	—	0.68	—	13.21	15.90	0.89	0.45	0.45	1.15	6,886	74
12-31-19	10.47	0.18•	2.30	2.48	0.17	0.70	—	0.87	—	12.08	24.45	0.70	0.49	0.49	1.56	4,901	89
12-31-18	12.40	0.16•	(1.39)	(1.23)	0.12	0.58	—	0.70	—	10.47	(10.60)	0.71	0.44	0.44	1.30	3,440	84
12-31-17	10.41	0.15•	2.10	2.25	0.06	0.20	—	0.26	—	12.40	21.81	0.85	0.42	0.42	1.30	2,825	65
Class S2
12-31-21	13.19	0.16•	2.06	2.22	0.20	0.25	—	0.45	—	14.96	16.93	0.98	0.58	0.58	1.08	1,234	68
12-31-20	12.07	0.12•	1.67	1.79	0.14	0.53	—	0.67	—	13.19	15.73	1.04	0.60	0.60	1.07	471	74
12-31-19	10.46	0.18	2.28	2.46	0.15	0.70	—	0.85	—	12.07	24.26	0.85	0.64	0.64	1.44	269	89
12-31-18	12.40	0.15•	(1.40)	(1.25)	0.11	0.58	—	0.69	—	10.46	(10.70)	0.86	0.59	0.59	1.23	247	84
12-31-17	10.42	0.17•	2.05	2.22	0.04	0.20	—	0.24	—	12.40	21.56	1.00	0.57	0.57	1.45	180	65
Class T
12-31-21	13.13	0.06•	2.10	2.16	0.13	0.25	—	0.38	—	14.91	16.50	1.28	0.88	0.88	0.42	6	68
12-31-20	12.01	0.08•	1.66	1.74	0.09	0.53	—	0.62	—	13.13	15.32	1.34	0.90	0.90	0.67	5	74
12-31-19	10.40	0.11	2.30	2.41	0.10	0.70	—	0.80	—	12.01	23.96	1.15	0.94	0.94	1.07	4	89
12-31-18	12.33	0.08	(1.37)	(1.29)	0.06	0.58	—	0.64	—	10.40	(11.08)	1.16	0.89	0.89	0.73	3	84
12-31-17	10.35	0.08•	2.10	2.18	—	0.20	—	0.20	—	12.33	21.24	1.30	0.87	0.87	0.69	4	65
See Accompanying Notes to Financial Statements
60

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2065 Portfolio
Class ADV
12-31-21	11.55	0.11•	1.86	1.97	0.41	1.17	—	1.58	—	11.94	17.05	1.61	0.67	0.67	0.90	1,583	53
07-29-20(5) - 12-31-20	10.00	0.12•	1.62	1.74	0.14	0.05	—	0.19	—	11.55	17.42	1.97	0.72	0.72	2.64	1,012	24
Class I
12-31-21	11.56	0.18•	1.86	2.04	0.46	1.17	—	1.63	—	11.97	17.64	1.11	0.17	0.17	1.38	1,692	53
07-29-20(5) - 12-31-20	10.00	0.12•	1.65	1.77	0.16	0.05	—	0.21	—	11.56	17.69	1.47	0.22	0.22	2.60	1,045	24
Class S
12-31-21	11.56	0.18•	1.82	2.00	0.44	1.17	—	1.61	—	11.95	17.30	1.36	0.42	0.42	1.41	2,431	53
07-29-20(5) - 12-31-20	10.00	0.13•	1.63	1.76	0.15	0.05	—	0.20	—	11.56	17.61	1.72	0.47	0.47	2.84	955	24
Class S2
12-31-21	11.56	0.16•	1.82	1.98	0.42	1.17	—	1.59	—	11.95	17.17	1.51	0.57	0.57	1.26	114	53
07-29-20(5) - 12-31-20	10.00	0.10•	1.65	1.75	0.14	0.05	—	0.19	—	11.56	17.52	1.87	0.62	0.62	2.18	26	24
Class T
12-31-21	11.56	0.06•	1.86	1.92	0.36	1.17	—	1.53	—	11.95	16.67	1.81	0.87	0.87	0.51	4	53
07-29-20(5) - 12-31-20	10.00	0.09•	1.65	1.74	0.13	0.05	—	0.18	—	11.56	17.40	2.17	0.92	0.92	1.88	4	24

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”), Voya Solution 2060 Portfolio (“Solution 2060”) and Voya Solution 2065 Portfolio (“Solution 2065”). Each Portfolio is a diversified series of the Company.
Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055, Solution 2060 and Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges.  For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2021, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2021, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts for any Portfolio at December 31, 2021.
	Purchased	Sold
Solution Income	$4,945,455	$4,957,647
Solution Moderately Aggressive	9,443,465	9,104,230
Solution 2025	9,443,465	9,453,010
Solution 2035	13,527,380	13,495,680
Solution 2045	13,180,880	13,096,877
Solution 2055	3,498,000	3,488,886
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2021, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$17,465,548	$16,588,369
Solution Balanced	30,702,943	30,089,942
Solution Conservative	9,914,880	8,886,552
Solution Income	104,170,728	141,339,530
Solution Moderately Aggressive	255,982,993	326,745,997
Solution Moderately Conservative	19,658,502	20,918,551
Solution 2025	222,408,031	295,236,904
Solution 2030	30,695,049	33,659,091
Solution 2035	285,599,496	351,988,750
Solution 2040	26,234,007	29,266,520
Solution 2045	217,744,525	263,177,058
Solution 2050	21,583,822	26,741,068
Solution 2055	88,105,977	101,225,870
Solution 2060	17,058,770	18,560,225
Solution 2065	4,453,276	2,246,652
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Balanced	7.20%
	Solution Conservative	7.55
	Solution Income	40.60
	Solution 2025	27.50
	Solution 2030	22.42
	Solution 2035	23.70
	Solution 2040	20.80
	Solution 2045	21.22
	Solution 2050	21.64
	Solution 2055	17.11
	Solution 2060	17.75
	Solution 2065	8.01
Voya Investment Management Co. LLC	Solution 2065	47.44
Voya Retirement Insurance and Annuity Company	Solution Aggressive	97.16
	Solution Balanced	92.80
Subsidiary	Portfolio	Percentage
Voya Retirement Insurance and Annuity Company (continued)	Solution Conservative	92.45
	Solution Income	53.65
	Solution Moderately Aggressive	7.70
	Solution Moderately Conservative	98.89
	Solution 2025	68.93
	Solution 2030	77.44
	Solution 2035	73.34
	Solution 2040	79.17
	Solution 2045	77.51
	Solution 2050	78.35
	Solution 2055	82.72
	Solution 2060	82.23
	Solution 2065	44.55
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Solution Aggressive	$10,683
Solution Balanced	23,791
Solution Conservative	6,259
Solution Income	152,057
Solution Moderately Aggressive	34,844
Solution Moderately Conservative	28,471
Solution 2025	274,362
Solution 2030	42,596
Solution 2035	363,100
Solution 2040	44,807

67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Portfolio	Amount
Solution 2045	$386,389
Solution 2050	56,024
Solution 2055	244,742
Solution 2060	61,230
Solution 2065	2,974
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Solution 2065	1.37%	0.87%	N/A	1.12%	1.27%	1.57%
Pursuant to a side letter agreement, through May 1, 2022, the Investment Adviser has further lowered the expense limits for the following Portfolios. If the Investment Adviser elects not to renew the side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreements will continue. Termination or modification of this obligation requires approval by the Board.
Portfolio(1)(2)(3)	Class ADV	Class I	Class S	Class S2	Class T
Solution 2025	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2030	1.22%	0.72%	0.97%	1.12%	1.42%
Solution 2035	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2040	1.23%	0.73%	0.98%	1.13%	1.43%
Solution 2045	1.25%	0.75%	1.00%	1.15%	1.45%
Portfolio(1)(2)(3)	Class ADV	Class I	Class S	Class S2	Class T
Solution 2050	1.26%	0.76%	1.01%	1.16%	1.46%
Solution 2055	1.28%	0.78%	1.03%	1.18%	1.48%
Solution 2060	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2065	1.30%	0.80%	1.05%	1.20%	1.50%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Prior to January 1, 2021, the side letter expense limits for the following Portfolios were as follows:

Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Solution 2025	1.24%	0.74%	0.99%	1.14%	1.44%
Solution 2030	1.24%	0.74%	0.99%	1.14%	1.44%
Solution 2035	1.27%	0.77%	1.02%	1.17%	1.47%
Solution 2040	1.27%	0.77%	1.02%	1.17%	1.47%
Solution 2045	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2050	1.30%	0.80%	1.05%	1.20%	1.50%
Solution 2055	1.30%	0.80%	1.05%	1.20%	1.50%
Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2021 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2022	2023	2024	Total
Solution Aggressive	$32,432	$14,037	$4,182	$50,651
Solution Balanced	37,237	5,312	90	42,639
Solution Conservative	46,641	33,047	29,745	109,433
Solution Income	235,911	310,007	270,803	816,721
Solution Moderately Conservative	48,667	38,599	34,837	122,103
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2021, are as follows:

68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

	December 31,
	2022	2023	2024	Total
Solution Aggressive
Class ADV	$—	$3,688	$4,275	$7,963
Class I	—	356	394	750
Class S	—	4,005	4,422	8,427
Class S2	—	1,849	1,596	3,445
Solution Balanced
Class ADV	—	6,023	5,606	11,629
Class I	—	1,469	1,884	3,353
Class S	—	11,837	12,465	24,302
Class S2	—	1,316	862	2,178
Solution Conservative
Class ADV	—	2,791	3,101	5,892
Class I	—	200	407	607
Class S	—	1,238	1,770	3,008
Class S2	—	526	986	1,512
Solution Moderately Conservative
Class ADV	—	5,919	5,600	11,519
Class I	—	33	71	104
Class S	—	16,528	18,389	34,917
Class S2	—	4,380	4,497	8,877
The Expense Limitation Agreement is contractual through May 1, 2022 for all Portfolios and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The
Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2021:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution Income	2	$1,704,500	1.31%
Solution Moderately Aggressive	3	2,812,000	1.30
Solution 2025	2	4,676,500	1.29
Solution 2035	4	5,434,750	1.28
Solution 2040	2	791,500	1.30
Solution 2045	3	5,432,333	1.30
Solution 2050	2	724,000	1.30
Solution 2055	3	2,618,667	1.28

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2021	61,555	—	2,313	(65,115)	(1,247)	952,159	—	36,612	(1,005,199)	(16,428)
12/31/2020	89,098	—	21,601	(129,063)	(18,364)	1,087,710	—	256,190	(1,602,218)	(258,318)
Class I
12/31/2021	9,515	—	326	(1,549)	8,292	153,652	—	5,299	(25,111)	133,840
12/31/2020	9,644	—	1,387	(35,192)	(24,161)	123,057	—	16,865	(358,654)	(218,732)
Class R6
12/31/2021	285,716	—	14,236	(188,103)	111,849	4,569,068	—	231,482	(2,972,817)	1,827,733
12/31/2020	337,209	—	87,498	(159,540)	265,167	4,255,365	—	1,063,984	(2,068,046)	3,251,303
Class S
12/31/2021	49,740	—	2,906	(47,375)	5,271	771,813	—	46,644	(751,172)	67,285
12/31/2020	53,653	—	23,804	(113,791)	(36,334)	652,888	—	285,893	(1,417,509)	(478,728)
Class S2
12/31/2021	19,489	—	689	(80,107)	(59,929)	293,503	—	10,846	(1,193,442)	(889,093)
12/31/2020	47,125	—	11,589	(29,393)	29,321	567,480	—	136,405	(353,406)	350,479
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Balanced
Class ADV
12/31/2021	113,708	—	13,943	(146,888)	(19,237)	1,242,911	—	155,467	(1,579,480)	(181,102)
12/31/2020	94,757	—	69,781	(332,053)	(167,515)	890,391	—	641,988	(3,189,844)	(1,657,465)
Class I
12/31/2021	41,710	—	5,702	(29,023)	18,389	479,551	—	66,254	(326,375)	219,430
12/31/2020	119,774	—	16,669	(79,913)	56,530	1,231,503	—	159,522	(781,833)	609,192
Class R6
12/31/2021	326,721	—	38,898	(419,515)	(53,896)	3,710,784	—	451,989	(4,762,062)	(599,289)
12/31/2020	442,113	—	149,609	(508,665)	83,057	4,241,291	—	1,431,759	(5,023,701)	649,349
Class S
12/31/2021	319,745	—	37,686	(186,138)	171,293	3,573,955	—	425,470	(2,110,009)	1,889,416
12/31/2020	165,753	—	140,147	(475,466)	(169,566)	1,553,525	—	1,304,764	(4,482,352)	(1,624,063)
Class S2
12/31/2021	17,837	—	1,858	(42,238)	(22,543)	198,924	—	20,938	(459,963)	(240,101)
12/31/2020	38,703	—	17,103	(158,139)	(102,333)	364,856	—	158,546	(1,493,083)	(969,681)
Solution Conservative
Class ADV
12/31/2021	53,123	—	12,311	(123,198)	(57,764)	634,400	—	146,010	(1,468,478)	(688,068)
12/31/2020	52,501	—	17,557	(416,710)	(346,652)	584,107	—	195,578	(4,743,058)	(3,963,374)
Class I
12/31/2021	95,445	—	1,577	(41,279)	55,743	1,158,541	—	18,829	(509,029)	668,341
12/31/2020	13,918	—	554	(52,202)	(37,730)	161,370	—	6,223	(586,834)	(419,241)
Class R6
12/31/2021	221,357	—	32,261	(110,457)	143,161	2,685,988	—	385,202	(1,330,478)	1,740,712
12/31/2020	404,463	—	31,559	(273,663)	162,359	4,639,656	—	354,405	(3,140,906)	1,853,155
Class S
12/31/2021	51,005	—	8,305	(62,536)	(3,226)	616,065	—	98,834	(747,010)	(32,111)
12/31/2020	80,278	—	9,831	(153,880)	(63,771)	904,470	—	110,012	(1,692,256)	(677,774)
Class S2
12/31/2021	21,088	—	4,528	(43,807)	(18,191)	248,907	—	53,159	(519,487)	(217,421)
12/31/2020	102,428	—	5,131	(19,899)	87,660	1,106,315	—	56,749	(223,372)	939,692
Solution Income
Class ADV
12/31/2021	675,984	—	735,821	(1,846,022)	(434,217)	8,686,612	—	9,308,131	(23,814,304)	(5,819,561)
12/31/2020	499,574	973,643	272,254	(2,196,869)	(451,398)	5,916,380	11,732,481	3,264,320	(25,688,891)	(4,775,710)
Class I
12/31/2021	487,391	—	208,364	(1,169,532)	(473,777)	6,476,050	—	2,702,478	(15,589,002)	(6,410,474)
12/31/2020	919,878	631,142	176,227	(4,704,456)	(2,977,209)	11,174,951	7,781,780	2,162,299	(60,069,442)	(38,950,412)
Class S
12/31/2021	401,543	—	504,948	(1,771,685)	(865,194)	5,303,129	—	6,498,676	(23,267,459)	(11,465,654)
12/31/2020	462,318	773,830	200,671	(1,997,040)	(560,221)	5,586,152	9,475,047	2,446,178	(24,068,794)	(6,561,417)
Class S2
12/31/2021	117,603	—	31,933	(112,576)	36,960	1,529,126	—	399,483	(1,445,471)	483,138
12/31/2020	35,927	37,941	9,062	(129,729)	(46,799)	426,312	453,071	107,658	(1,533,250)	(546,209)
Class T
12/31/2021	538	—	422	(3,174)	(2,214)	7,468	—	5,816	(44,676)	(31,392)
12/31/2020	938	1,363	114	(12,332)	(9,917)	11,890	17,732	1,483	(139,834)	(108,729)
Solution Moderately Aggressive
Class ADV
12/31/2021	219,131	—	24,650	(350,681)	(106,900)	3,085,826	—	356,936	(4,997,545)	(1,554,783)
12/31/2020	196,866	—	174,267	(436,342)	(65,209)	2,297,028	—	1,962,248	(5,012,717)	(753,441)
Class I
12/31/2021	34,732	—	6,360	(64,880)	(23,788)	504,927	—	94,189	(959,559)	(360,443)
12/31/2020	34,551	—	32,936	(91,257)	(23,770)	414,057	—	378,760	(966,414)	(173,597)
Class R6
12/31/2021	417,375	—	32,826	(273,853)	176,348	6,100,490	—	485,492	(3,888,342)	2,697,640
12/31/2020	564,724	—	161,659	(314,905)	411,478	6,921,450	—	1,857,459	(3,720,594)	5,058,315
Class S
12/31/2021	75,126	—	615,931	(5,635,898)	(4,944,841)	1,061,875	—	9,011,067	(80,914,364)	(70,841,422)
12/31/2020	204,767	—	4,034,877	(6,154,699)	(1,915,055)	2,309,295	—	45,876,550	(72,983,967)	(24,798,122)
Class S2
12/31/2021	41,980	—	1,922	(18,980)	24,922	580,816	—	28,117	(263,764)	345,169
12/31/2020	37,790	—	7,546	(17,263)	28,073	448,159	—	85,953	(210,374)	323,738
Solution Moderately Conservative
Class ADV
12/31/2021	53,984	—	10,895	(152,616)	(87,737)	603,076	—	122,461	(1,716,450)	(990,913)
12/31/2020	56,038	—	31,926	(223,402)	(135,438)	559,807	—	314,149	(2,214,131)	(1,340,175)
Class I
12/31/2021	27,936	—	108	(677)	27,367	331,441	—	1,270	(7,730)	324,981
12/31/2020	5,194	—	93	(7,959)	(2,672)	53,806	—	959	(72,225)	(17,460)
70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Moderately Conservative (continued)
Class R6
12/31/2021	252,719	—	22,090	(230,125)	44,684	2,954,723	—	259,334	(2,694,834)	519,223
12/31/2020	294,779	—	37,122	(94,052)	237,849	3,066,609	—	381,248	(964,932)	2,482,925
Class S
12/31/2021	141,640	—	42,047	(194,521)	(10,834)	1,614,812	—	481,441	(2,206,455)	(110,202)
12/31/2020	152,429	—	93,638	(258,880)	(12,813)	1,534,888	—	939,184	(2,530,859)	(56,787)
Class S2
12/31/2021	30,748	—	9,919	(102,412)	(61,745)	338,573	—	111,682	(1,148,863)	(698,608)
12/31/2020	49,781	—	25,431	(138,329)	(63,117)	499,678	—	250,747	(1,373,822)	(623,397)
Solution 2025
Class ADV
12/31/2021	1,196,751	—	1,404,900	(4,098,268)	(1,496,617)	14,923,433	—	17,210,023	(51,142,877)	(19,009,421)
12/31/2020	1,041,966	—	1,295,768	(4,936,510)	(2,598,776)	11,559,828	—	14,227,528	(54,463,054)	(28,675,698)
Class I
12/31/2021	720,869	—	368,787	(2,292,768)	(1,203,112)	9,297,777	—	4,665,157	(29,932,125)	(15,969,191)
12/31/2020	2,994,244	—	1,429,995	(20,472,700)	(16,048,461)	34,210,086	—	16,158,946	(249,947,335)	(199,578,303)
Class S
12/31/2021	1,636,001	—	1,797,330	(3,746,456)	(313,125)	20,835,014	—	22,412,706	(47,528,117)	(4,280,397)
12/31/2020	1,446,795	—	1,555,138	(4,643,941)	(1,642,008)	16,382,976	—	17,355,345	(51,982,211)	(18,243,890)
Class S2
12/31/2021	191,987	—	70,522	(120,329)	142,180	2,408,557	—	851,206	(1,476,600)	1,783,163
12/31/2020	108,315	—	50,128	(321,829)	(163,386)	1,186,999	—	543,386	(3,321,569)	(1,591,184)
Class T
12/31/2021	6,239	—	1,780	(13,338)	(5,319)	81,702	—	23,232	(179,193)	(74,259)
12/31/2020	1,353	—	1,849	(12,702)	(9,500)	15,776	—	21,508	(139,967)	(102,683)
Solution 2030
Class ADV
12/31/2021	357,147	—	33,523	(329,507)	61,163	6,220,950	—	591,672	(5,803,659)	1,008,963
12/31/2020	366,092	—	74,337	(331,665)	108,764	5,451,415	—	1,092,015	(4,949,160)	1,594,270
Class I
12/31/2021	166,972	—	19,272	(342,047)	(155,803)	3,003,862	—	351,715	(6,190,361)	(2,834,784)
12/31/2020	185,684	—	47,580	(295,587)	(62,323)	2,822,986	—	721,318	(4,517,908)	(973,604)
Class S
12/31/2021	226,647	—	27,908	(321,691)	(67,136)	4,063,787	—	505,140	(5,813,976)	(1,245,049)
12/31/2020	411,257	—	53,288	(289,095)	175,450	6,408,420	—	801,977	(4,346,924)	2,863,473
Class S2
12/31/2021	51,020	—	1,901	(3,850)	49,071	909,309	—	33,902	(68,713)	874,498
12/31/2020	29,743	—	1,883	(22,160)	9,466	403,391	—	27,984	(304,825)	126,550
Class T
12/31/2021	454	—	63	(173)	344	7,882	—	1,109	(3,017)	5,974
12/31/2020	538	—	127	(36)	629	7,670	—	1,861	(531)	9,000
Solution 2035
Class ADV
12/31/2021	887,309	—	1,048,377	(3,174,158)	(1,238,472)	11,453,592	—	13,377,292	(40,852,909)	(16,022,025)
12/31/2020	944,816	—	1,591,872	(3,912,785)	(1,376,097)	10,293,999	—	17,064,874	(43,614,127)	(16,255,254)
Class I
12/31/2021	946,521	—	350,560	(2,924,583)	(1,627,502)	12,559,297	—	4,627,389	(39,239,255)	(22,052,569)
12/31/2020	3,430,663	—	2,312,940	(23,678,053)	(17,934,450)	38,613,364	—	25,557,984	(292,423,757)	(228,252,409)
Class S
12/31/2021	1,592,622	—	1,712,038	(3,025,225)	279,435	20,942,710	—	22,256,496	(39,775,963)	3,423,243
12/31/2020	1,359,249	—	2,331,093	(3,702,429)	(12,087)	15,080,765	—	25,432,218	(41,385,016)	(872,033)
Class S2
12/31/2021	189,683	—	69,584	(166,075)	93,192	2,413,853	—	862,848	(2,071,180)	1,205,521
12/31/2020	126,111	—	97,849	(497,023)	(273,063)	1,356,763	—	1,021,548	(5,312,720)	(2,934,409)
Class T
12/31/2021	471	—	85	(39,752)	(39,196)	6,415	—	1,154	(548,057)	(540,488)
12/31/2020	1,967	—	2,990	(475)	4,482	22,675	—	34,001	(4,758)	51,918
Solution 2040
Class ADV
12/31/2021	230,749	—	20,996	(275,542)	(23,797)	4,373,331	—	401,451	(5,211,010)	(436,228)
12/31/2020	296,802	—	68,051	(347,476)	17,377	4,558,764	—	1,024,164	(5,369,506)	213,422
Class I
12/31/2021	176,548	—	14,090	(397,118)	(206,480)	3,394,552	—	278,849	(7,701,423)	(4,028,022)
12/31/2020	195,258	—	47,129	(253,137)	(10,750)	3,102,664	—	732,390	(3,948,698)	(113,644)
Class S
12/31/2021	220,498	—	16,766	(164,535)	72,729	4,278,546	—	328,275	(3,177,367)	1,429,454
12/31/2020	189,719	—	37,902	(155,785)	71,836	2,994,848	—	583,691	(2,398,286)	1,180,253
Class S2
12/31/2021	38,077	—	2,447	(6,354)	34,170	727,754	—	46,978	(118,433)	656,299
12/31/2020	15,641	—	4,781	(10,857)	9,565	236,829	—	72,338	(164,384)	144,783
71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2040 (continued)
Class T
12/31/2021	133	—	8	(2,292)	(2,151)	2,460	—	145	(42,777)	(40,172)
12/31/2020	878	—	133	(197)	814	13,293	—	1,993	(3,209)	12,077
Solution 2045
Class ADV
12/31/2021	845,600	—	1,127,891	(2,239,730)	(266,239)	11,083,381	—	14,358,057	(29,328,049)	(3,886,611)
12/31/2020	833,851	—	1,011,331	(2,265,543)	(420,361)	9,067,559	—	10,669,545	(24,578,928)	(4,841,824)
Class I
12/31/2021	682,994	—	422,781	(2,789,732)	(1,683,957)	9,295,851	—	5,597,625	(38,154,366)	(23,260,890)
12/31/2020	3,557,942	—	2,015,187	(21,852,796)	(16,279,667)	39,191,495	—	21,965,536	(271,756,675)	(210,599,644)
Class S
12/31/2021	1,083,001	—	1,951,062	(1,797,621)	1,236,442	14,374,392	—	25,285,757	(23,822,326)	15,837,823
12/31/2020	1,337,418	—	1,666,300	(2,977,403)	26,315	14,405,327	—	17,862,735	(33,076,803)	(808,741)
Class S2
12/31/2021	331,093	—	78,997	(128,843)	281,247	4,394,706	—	990,625	(1,648,553)	3,736,778
12/31/2020	103,434	—	45,800	(221,553)	(72,319)	1,086,292	—	477,241	(2,342,796)	(779,263)
Class T
12/31/2021	781	—	1,065	(878)	968	10,672	—	14,354	(11,995)	13,031
12/31/2020	1,585	—	816	(14,639)	(12,238)	17,982	—	9,066	(136,438)	(109,390)
Solution 2050
Class ADV
12/31/2021	163,733	—	20,535	(291,113)	(106,845)	3,218,451	—	407,828	(5,729,756)	(2,103,477)
12/31/2020	261,472	—	57,371	(240,083)	78,760	4,064,197	—	884,091	(3,927,893)	1,020,395
Class I
12/31/2021	144,521	—	14,182	(313,274)	(154,571)	2,933,406	—	292,715	(6,314,663)	(3,088,542)
12/31/2020	218,069	—	40,811	(268,542)	(9,662)	3,520,006	—	652,158	(4,361,079)	(188,915)
Class S
12/31/2021	115,952	—	13,083	(117,677)	11,358	2,337,815	—	266,356	(2,365,351)	238,820
12/31/2020	130,272	—	30,335	(142,681)	17,926	2,080,512	—	478,997	(2,283,576)	275,933
Class S2
12/31/2021	34,601	—	1,412	(10,295)	25,718	691,669	—	28,288	(204,476)	515,481
12/31/2020	7,538	—	1,530	(10,201)	(1,133)	119,535	—	23,826	(168,868)	(25,507)
Class T
12/31/2021	—	—	8	(29)	(21)	—	—	157	(573)	(416)
12/31/2020	—	—	21	(23)	(2)	—	—	333	(403)	(70)
Solution 2055
Class ADV
12/31/2021	441,406	—	556,051	(800,323)	197,134	6,939,080	—	8,173,952	(12,437,823)	2,675,209
12/31/2020	499,545	—	240,856	(663,500)	76,901	6,485,108	—	3,090,178	(8,900,873)	674,413
Class I
12/31/2021	359,722	—	230,385	(1,061,900)	(471,793)	5,805,593	—	3,511,066	(17,214,017)	(7,897,358)
12/31/2020	2,653,382	—	705,071	(9,587,365)	(6,228,912)	34,992,948	—	9,250,529	(144,045,909)	(99,802,432)
Class S
12/31/2021	635,802	—	792,083	(656,547)	771,338	10,071,477	—	11,778,271	(10,166,962)	11,682,786
12/31/2020	779,560	—	320,925	(542,858)	557,627	10,182,899	—	4,155,976	(7,198,051)	7,140,824
Class S2
12/31/2021	138,026	—	47,488	(33,529)	151,985	2,245,802	—	701,880	(522,613)	2,425,069
12/31/2020	63,528	—	10,784	(79,763)	(5,451)	847,963	—	139,214	(944,472)	42,705
Class T
12/31/2021	105	—	186	(756)	(465)	1,630	—	2,823	(12,573)	(8,120)
12/31/2020	350	—	114	(34)	430	4,582	—	1,502	(477)	5,607
Solution 2060
Class ADV
12/31/2021	192,852	—	19,178	(196,910)	15,120	2,782,491	—	278,652	(2,835,213)	225,930
12/31/2020	266,536	—	36,578	(198,454)	104,660	3,031,702	—	412,239	(2,327,329)	1,116,612
Class I
12/31/2021	160,272	—	13,432	(329,261)	(155,557)	2,340,656	—	199,058	(4,758,971)	(2,219,257)
12/31/2020	292,971	—	31,929	(155,379)	169,521	3,366,031	—	365,911	(1,803,499)	1,928,443
Class S
12/31/2021	193,794	—	15,877	(184,676)	24,995	2,767,125	—	231,483	(2,629,097)	369,511
12/31/2020	223,987	—	28,469	(136,731)	115,725	2,525,781	—	321,696	(1,565,966)	1,281,511
Class S2
12/31/2021	52,152	—	2,231	(7,578)	46,805	757,943	—	32,424	(108,984)	681,383
12/31/2020	14,826	—	1,760	(3,225)	13,361	166,978	—	19,875	(35,397)	151,456
Class T
12/31/2021	—	—	9	(29)	(20)	—	—	138	(413)	(275)
12/31/2020	29	—	19	—*	48	366	—	215	—*	581
72

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2065
Class ADV
12/31/2021	50,556	—	15,228	(20,839)	44,945	647,774	—	182,982	(262,122)	568,634
7/29/2020(1) - 12/31/2020	88,970	—	1,433	(2,790)	87,613	915,673	—	16,550	(31,818)	900,405
Class I
12/31/2021	44,094	—	16,672	(9,783)	50,983	568,820	—	200,791	(127,336)	642,275
7/29/2020(1) - 12/31/2020	88,759	—	1,601	—*	90,360	889,326	—	18,505	—*	907,831
Class S
12/31/2021	110,904	—	23,596	(13,688)	120,812	1,424,530	—	283,529	(171,152)	1,536,907
7/29/2020(1) - 12/31/2020	93,025	—	1,414	(11,836)	82,603	965,808	—	16,346	(130,798)	851,355
Class S2
12/31/2021	6,571	—	1,107	(394)	7,284	84,190	—	13,310	(5,017)	92,483
7/29/2020(1) - 12/31/2020	2,200	—	36	—	2,236	21,999	—	422	—	22,421
Class T
12/31/2021	—	—	39	—	39	—	—	472	—	472
7/29/2020(1) - 12/31/2020	300	—	5	—	305	3,000	—	54	—	3,054

(1)
Commencement of operations

*
Amount is less than 0.500 per share or $0.50.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, straddle loss deferrals and wash sale deferrals.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$330,883	$—	$394,195	$1,365,142
Solution Balanced	1,120,118	—	1,564,710	2,131,869
Solution Conservative	628,379	73,655	535,080	187,887
Solution Income	12,324,645	6,590,155	7,420,988	560,950
Solution Moderately Aggressive	9,975,801	—	10,679,656	39,481,314
Solution Moderately Conservative	976,188	—	1,031,400	854,887
Solution 2025	28,643,871	16,518,453	17,407,400	30,899,313
Solution 2030	1,454,818	28,849	926,283	1,719,132
Solution 2035	28,980,536	12,144,643	15,624,659	53,485,966
Solution 2040	904,629	151,200	691,140	1,723,766
Solution 2045	26,216,481	20,029,937	10,941,963	40,042,161
Solution 2050	597,936	397,553	528,816	1,510,883
Solution 2055	11,699,237	12,468,755	3,516,199	13,121,200
Solution 2060	368,140	373,615	302,676	817,260
Solution 2065	399,683	281,402	41,291	10,586

The tax-basis components of distributable earnings as of December 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
Solution Aggressive	$1,706,591	$3,537,803	$2,768,040	$(193)	$8,012,241
Solution Balanced	3,421,524	5,025,986	5,150,582	(930)	13,597,162
Solution Conservative	983,372	753,987	136,181	(292)	1,873,248
Solution Income	14,497,060	18,204,098	11,004,341	(12,715)	43,692,784
Solution Moderately Aggressive	24,090,454	61,576,573	75,364,925	(621,150)	160,410,802
Solution Moderately Conservative	2,767,123	2,754,009	1,725,646	(664)	7,246,114
Solution 2025	35,123,143	60,566,542	32,251,509	(20,553)	127,920,641
73

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/(Loss)
Solution 2030	3,472,781	6,208,073	2,335,514	(430)	12,015,938
Solution 2035	37,717,252	76,387,702	59,309,916	(20,467)	173,394,403
Solution 2040	2,936,429	5,606,359	2,222,451	(337)	10,764,902
Solution 2045	32,693,408	63,506,716	49,828,268	(14,284)	146,014,108
Solution 2050	2,442,525	5,049,415	2,301,404	(270)	9,793,074
Solution 2055	12,597,977	20,972,628	13,096,778	(2,936)	46,664,447
Solution 2060	1,895,775	3,616,568	1,344,208	(152)	6,856,399
Solution 2065	—	169,120	131,409	(7)	300,522
At December 31, 2021, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — REORGANIZATIONS
On August 7, 2020, Solution Income (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of Voya Solution 2020 Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2020, are as follows (Unaudited):
Net investment income	$6,530,477
Net realized and unrealized loss on investments	$30,068,364
Net decrease in net assets resulting from operations	$36,598,841
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 7, 2020. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolio’s Conversion Ratio
$29,460	$311,448	$62	$1,929	1.0138
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $340,908,109.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the

74

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”) (continued)

market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.
NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) —  Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — SUBSEQUENT EVENTS
Expense Limitation Agreement: On January 27, 2022, the Board approved a revised side letter expense limitation agreement with respect to Solution 2060 and Solution 2065, effective January 1, 2022 through May 1, 2023. The new non-recoupable side letter expense limits for each Portfolio are 1.28%, 0.78%, 1.03%, 1.18%, and 1.48% for Class ADV, Class I, Class S, Class S2, and Class T, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

75

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.6%
3,862	iShares Russell 2000 ETF	$859,102	2.7
10,054	Vanguard Russell 1000 Growth ETF	789,641	2.5
6,889	Vanguard S&P 500 ETF	3,007,531	9.4
8,574	Vanguard Value ETF	1,261,321	4.0
	Total Exchange-Traded Funds (Cost $5,022,930)	5,917,595	18.6
MUTUAL FUNDS: 81.4%
	Affiliated Investment Companies: 81.4%
76,643	Voya Multi-Manager Emerging Markets Equity Fund - Class I	902,854	2.8
324,055	Voya Multi-Manager International Equity Fund - Class I	3,707,194	11.7
95,841	Voya Multi-Manager International Factors Fund - Class I	942,121	3.0
167,152	Voya Multi-Manager Mid Cap Value Fund - Class I	1,795,209	5.6
330,825	Voya U.S. Stock Index Portfolio - Class I	7,235,150	22.8
104,402	VY® Columbia Contrarian Core Portfolio - Class I	2,421,072	7.6
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
91,884	VY® Invesco Comstock Portfolio - Class I	$1,952,542	6.1
60,990	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,296,039	4.1
48,268	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,591,887	5.0
113,872	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,689,862	5.3
19,789	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,355,878	7.4
	Total Mutual Funds
	(Cost $23,292,298)	25,889,808	81.4
	Total Investments in Securities (Cost $28,315,228)	$31,807,403	100.0
	Assets in Excess of Other Liabilities	8,403	0.0
	Net Assets	$31,815,806	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,917,595	$—	$—	$5,917,595
Mutual Funds	25,889,808	—	—	25,889,808
Total Investments, at fair value	$31,807,403	$—	$—	$31,807,403

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$253,644	$35,607	$(263,662)	$(25,589)	$—	$4,128	$25,464	$—
Voya Large-Cap Growth Fund - Class R6	652,849	137,068	(710,375)	(79,542)	—	—	195,656	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,580,140	1,222,956	(1,450,140)	(450,102)	902,854	18,868	301,845	126,641
Voya Multi-Manager International Equity Fund - Class I	2,604,628	2,177,752	(429,705)	(645,481)	3,707,194	51,240	139,782	631,642
Voya Multi-Manager International Factors Fund - Class I	1,297,591	391,413	(638,014)	(108,869)	942,121	37,817	112,711	89,525
Voya Multi-Manager Mid Cap Value Fund - Class I	1,302,001	818,019	(394,662)	69,851	1,795,209	21,779	75,610	219,296
Voya U.S. Stock Index Portfolio - Class I	4,686,382	3,567,432	(1,351,858)	333,194	7,235,150	73,866	485,880	473,602
VY® Columbia Contrarian Core Portfolio - Class I	1,935,588	705,574	(319,026)	98,936	2,421,072	12,684	131,685	225,006
VY® Invesco Comstock Portfolio - Class I	1,326,708	895,710	(587,893)	318,017	1,952,542	31,241	86,451	—
VY® JPMorgan Small Cap Core Equity Portfolio Class R6	1,627,338	557,463	(889,702)	940	1,296,039	4,278	214,025	54,151
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,272,427	536,443	(246,514)	29,531	1,591,887	15,811	37,049	165,103
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,317,577	891,763	(381,204)	(138,274)	1,689,862	114	84,747	254,238
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,673,156	1,104,225	(443,955)	22,452	2,355,878	—	142,763	182,910
	$21,530,029	$13,041,425	$(8,106,710)	$(574,936)	$25,889,808	$271,826	$2,033,668	$2,422,114
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $29,039,363.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,976,016
Gross Unrealized Depreciation	(1,207,976)
Net Unrealized Appreciation	$2,768,040
See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.0%
2,639	iShares Russell 2000 ETF	$587,046	0.9
16,708	Vanguard Russell 1000 Growth ETF	1,312,246	2.1
12,431	Vanguard S&P 500 ETF	5,427,002	8.4
24,491	Vanguard Value ETF	3,602,871	5.6
	Total Exchange-Traded Funds (Cost $8,620,314)	10,929,165	17.0
MUTUAL FUNDS: 83.0%
	Affiliated Investment Companies: 83.0%
639,910	Voya High Yield Bond Fund - Class R6	5,144,876	8.0
682,378	Voya Intermediate Bond Fund - Class R6	7,001,195	10.9
83,617	Voya MidCap Opportunities Portfolio - Class R6	1,514,295	2.3
103,026	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,213,652	1.9
273,053	Voya Multi-Manager International Equity Fund - Class I	3,123,731	4.8
193,879	Voya Multi-Manager International Factors Fund - Class I	1,905,827	3.0
153,704	Voya Multi-Manager Mid Cap Value Fund - Class I	1,650,784	2.6
128,458	Voya Short Term Bond Fund - Class R6	1,269,161	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
194,096	Voya U.S. High Dividend Low Volatility Fund - Class R6	$2,311,685	3.6
429,769	Voya U.S. Stock Index Portfolio - Class I	9,399,043	14.6
395,614	VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,438,792	6.9
98,639	VY® Columbia Contrarian Core Portfolio - Class I	2,287,438	3.6
59,992	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,274,840	2.0
195,425	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	6,445,109	10.0
37,051	VY® T. Rowe Price Growth Equity Portfolio - Class I	4,410,894	6.8
	Total Mutual Funds (Cost $49,966,078)	53,391,322	83.0
	Total Investments in Securities (Cost $58,586,392)	$64,320,487	100.0
	Assets in Excess of Other Liabilities	26,716	0.0
	Net Assets	$64,347,203	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$10,929,165	$—	$—	$10,929,165
Mutual Funds	53,391,322	—	—	53,391,322
Total Investments, at fair value	$64,320,487	$—	$—	$64,320,487

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$4,471,055	$1,300,676	$(608,579)	$(18,276)	$5,144,876	$244,311	$8,390	$—
Voya Intermediate Bond Fund - Class R6	5,548,318	2,544,803	(884,790)	(207,136)	7,001,195	163,606	(1,158)	—
Voya Large-Cap Growth Fund - Class R6	2,302,258	247,903	(2,200,610)	(349,551)	—	—	676,573	—
Voya MidCap Opportunities Portfolio - Class R6	1,171,235	1,001,892	(422,434)	(236,398)	1,514,295	—	166,342	236,650
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,322,190	1,907,525	(2,355,438)	(660,625)	1,213,652	25,572	447,515	171,646
Voya Multi-Manager International Equity Fund - Class I	2,869,868	1,142,430	(377,209)	(511,358)	3,123,731	43,525	122,591	536,547
Voya Multi-Manager International Factors Fund - Class I	1,715,644	535,617	(238,287)	(107,147)	1,905,827	77,109	42,322	182,542
Voya Multi-Manager Mid Cap Value Fund - Class I	1,147,943	971,355	(476,082)	7,568	1,650,784	20,182	118,072	202,380
Voya Short Term Bond Fund - Class R6	1,105,850	330,203	(153,121)	(13,771)	1,269,161	17,812	1,121	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	2,556,338	1,919,852	(1,771,418)	(393,087)	2,311,685	46,369	339,591	535,706
Voya U.S. Stock Index Portfolio - Class I	7,360,877	2,968,401	(1,581,389)	651,154	9,399,043	95,843	570,287	828,887
VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,875,521	2,017,374	(971,422)	(482,681)	4,438,792	76,472	152,861	304,407
VY® Columbia Contrarian Core Portfolio - Class I	1,421,894	1,064,110	(234,778)	36,212	2,287,438	12,566	95,068	222,910
VY® Invesco Comstock Portfolio - Class I	—	636,628	(636,628)	—	—	1,880	38,636	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,174,228	1,506,905	(1,177,498)	(228,795)	1,274,840	2,107	360,410	26,677
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,607,104	1,645,514	(898,471)	90,962	6,445,109	64,213	188,634	702,959
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,268,824	2,572,289	(477,863)	47,644	4,410,894	—	133,910	340,007
	$46,919,147	$24,313,477	$(15,466,017)	$(2,375,285)	$53,391,322	$891,567	$3,461,165	$4,291,318
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $59,169,905.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$6,473,500
Gross Unrealized Depreciation	(1,322,918)
Net Unrealized Appreciation	$5,150,582
See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.6%
5,575	Schwab U.S. TIPS ETF	$350,612	2.0
4,616	Vanguard Russell 1000 Growth ETF	362,540	2.0
1,252	Vanguard S&P 500 ETF	546,586	3.1
1,845	Vanguard Value ETF	271,418	1.5
	Total Exchange-Traded Funds (Cost $1,357,583)	1,531,156	8.6
MUTUAL FUNDS: 91.4%
	Affiliated Investment Companies: 91.4%
95,171	Voya Global Bond Fund - Class R6	874,620	4.9
288,454	Voya High Yield Bond Fund - Class R6	2,319,172	13.1
318,450	Voya Intermediate Bond Fund - Class R6	3,267,297	18.4
9,296	Voya MidCap Opportunities Portfolio - Class R6	168,349	0.9
15,146	Voya Multi-Manager International Equity Fund - Class I	173,275	1.0
35,855	Voya Multi-Manager International Factors Fund - Class I	352,453	2.0
17,024	Voya Multi-Manager Mid Cap Value Fund - Class I	182,839	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
302,892	Voya Short Term Bond Fund - Class R6	$2,992,574	16.9
30,931	Voya U.S. High Dividend Low Volatility Fund - Class R6	368,389	2.1
33,527	Voya U.S. Stock Index Portfolio - Class I	733,232	4.1
243,019	VY®BrandywineGLOBAL - Bond Portfolio - Class I	2,726,672	15.4
54,217	VY®T. Rowe Price Capital Appreciation Portfolio - Class R6	1,788,093	10.1
2,209	VY®T. Rowe Price Growth Equity Portfolio - Class I	262,989	1.5
	Total Mutual Funds (Cost $16,112,838)	16,209,954	91.4
	Total Investments in Securities (Cost $17,470,421)	$17,741,110	100.0
	Assets in Excess of Other Liabilities	7,290	0.0
	Net Assets	$17,748,400	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,531,156	$—	$—	$1,531,156
Mutual Funds	16,209,954	—	—	16,209,954
Total Investments, at fair value	$17,741,110	$—	$—	$17,741,110

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$804,209	$301,546	$(175,126)	$(56,009)	$874,620	$4,521	$10,872	$—
Voya High Yield Bond Fund - Class R6	2,088,707	737,761	(453,070)	(54,226)	2,319,172	108,002	49,887	—
Voya Intermediate Bond Fund - Class R6	2,635,756	1,594,902	(863,696)	(99,665)	3,267,297	74,473	6,228	—
Voya Large-Cap Growth Fund - Class R6	496,483	191,334	(620,917)	(66,900)	—	—	151,396	—
Voya MidCap Opportunities Portfolio - Class R6	168,404	158,760	(108,357)	(50,458)	168,349	—	44,342	31,192
Voya Multi-Manager Emerging Markets Equity Fund - Class I	333,927	252,708	(549,017)	(37,618)	—	—	45,752	—
Voya Multi-Manager International Equity Fund - Class I	165,040	79,789	(36,670)	(34,884)	173,275	2,407	13,265	29,676
Voya Multi-Manager International Factors Fund - Class I	328,877	137,185	(65,401)	(48,208)	352,453	14,220	35,183	33,663
Voya Multi-Manager Mid Cap Value Fund - Class I	165,043	147,699	(106,252)	(23,651)	182,839	2,229	44,233	22,406
Voya Short Term Bond Fund - Class R6	2,702,245	951,841	(612,603)	(48,909)	2,992,574	41,111	19,790	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	447,602	308,778	(314,247)	(73,744)	368,389	8,287	72,225	85,075
Voya U.S. Stock Index Portfolio - Class I	—	1,069,890	(373,163)	36,505	733,232	7,503	25,599	—
VY® BrandywineGLOBAL - Bond Portfolio - Class I	1,511,996	1,847,270	(381,866)	(250,728)	2,726,672	39,872	74,571	158,711
VY®JPMorgan Small Cap Core Equity Portfolio - Class R6	337,879	107,178	(382,233)	(62,824)	—	579	101,792	7,336
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,612,147	661,950	(490,590)	4,586	1,788,093	17,814	67,722	189,083
VY® T. Rowe Price Growth Equity Portfolio - Class I	—	312,169	(36,759)	(12,421)	262,989	—	(2,464)	19,595
	$13,798,315	$8,860,760	$(5,569,967)	$(879,154)	$16,209,954	$321,018	$760,393	$576,737
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $17,604,930.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$501,115
Gross Unrealized Depreciation	(364,934)
Net Unrealized Appreciation	$136,181
See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.8%
39,279	iShares 20+ Year Treasury Bond ETF	$5,820,755	2.1
137,503	Schwab U.S. TIPS ETF	8,647,564	3.0
75,897	Vanguard Russell 1000 Growth ETF	5,960,950	2.1
20,586	Vanguard S&P 500 ETF	8,987,230	3.2
45,511	Vanguard Value ETF	6,695,123	2.4
	Total Exchange-Traded Funds (Cost $32,579,367)	36,111,622	12.8
MUTUAL FUNDS: 87.2%
	Affiliated Investment Companies: 87.2%
912,418	Voya Global Bond Fund - Class R6	8,385,124	3.0
1,773,100	Voya High Yield Bond Fund - Class R6	14,255,725	5.0
7,113,392	Voya Intermediate Bond Fund - Class R6	72,983,404	25.7
459,740	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,415,735	1.9
483,947	Voya Multi-Manager International Equity Fund - Class I	5,536,354	1.9
1,431,773	Voya Multi-Manager International Factors Fund - Class I	14,074,329	5.0
272,988	Voya Multi-Manager Mid Cap Value Fund - Class I	2,931,891	1.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,857,361	Voya Short Term Bond Fund - Class R6	$28,230,724	10.0
540,311	Voya U.S. High Dividend Low Volatility Fund - Class R6	6,435,103	2.3
524,865	Voya U.S. Stock Index Portfolio - Class I	11,478,806	4.0
3,507,292	VY® BrandywineGLOBAL - Bond Portfolio - Class I	39,351,812	13.9
866,326	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	28,571,446	10.1
185,447	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	2,752,028	1.0
57,465	VY® T. Rowe Price Growth Equity Portfolio - Class I	6,841,156	2.4
	Total Mutual Funds (Cost $236,373,306)	247,243,637	87.2
	Total Investments in Securities (Cost $268,952,673)	$283,355,259	100.0
	Assets in Excess of Other Liabilities	52,768	0.0
	Net Assets	$283,408,027	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$36,111,622	$—	$—	$36,111,622
Mutual Funds	247,243,637	—	—	247,243,637
Total Investments, at fair value	$283,355,259	$—	$—	$283,355,259

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$9,208,164	$1,221,065	$(1,486,306)	$(557,799)	$8,385,124	$35,162	$77,117	$—
Voya High Yield Bond Fund - Class R6	15,351,134	1,624,842	(2,406,694)	(313,557)	14,255,725	749,060	286,855	—
Voya Intermediate Bond Fund - Class R6	75,845,948	15,886,270	(15,476,252)	(3,272,562)	72,983,404	1,909,265	679,122	—
Voya Large-Cap Growth Fund - Class R6	7,646,044	385,969	(6,836,078)	(1,195,935)	—	—	2,428,360	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,219,711	1,903,183	(1,292,117)	(1,415,042)	5,415,735	114,696	425,158	769,857
Voya Multi-Manager International Equity Fund - Class I	6,112,977	1,356,511	(890,601)	(1,042,533)	5,536,354	77,527	422,722	955,694
Voya Multi-Manager International Factors Fund - Class I	18,273,439	2,458,632	(5,498,157)	(1,159,585)	14,074,329	572,230	1,111,101	1,354,658
Voya Multi-Manager Mid Cap Value Fund - Class I	—	3,506,268	(402,723)	(171,654)	2,931,891	36,015	9,023	361,726
Voya Securitized Credit Fund - Class R6	—	14,719,483	(14,719,483)	—	—	53,658	(14,765)	—
Voya Short Term Bond Fund - Class R6	30,565,932	16,664,172	(18,362,832)	(636,548)	28,230,724	414,475	422,540	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	6,932,168	2,352,390	(2,173,958)	(675,497)	6,435,103	148,694	625,143	1,506,890
Voya U.S. Stock Index Portfolio - Class I	14,606,353	1,674,161	(4,973,995)	172,287	11,478,806	117,733	1,778,789	1,120,578
VY® BrandywineGLOBAL - Bond Portfolio - Class I	42,745,645	6,953,963	(6,489,140)	(3,858,656)	39,351,812	651,494	1,103,738	2,593,357
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	2,231,195	4,556,240	(6,345,698)	(441,737)	—	10,507	708,368	133,012
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	30,753,381	4,786,268	(7,013,254)	45,051	28,571,446	287,638	1,420,733	3,422,067
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	—	3,597,906	(613,487)	(232,391)	2,752,028	199	(50,323)	442,473
VY® T. Rowe Price Growth Equity Portfolio - Class I	6,107,132	2,338,801	(1,420,635)	(184,142)	6,841,156	—	743,666	588,272
	$272,599,223	$85,986,124	$(96,401,410)	$(14,940,300)	$247,243,637	$5,178,353	$12,177,347	$13,248,584
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$579,265
Interest rate contracts	29,162
Total	$608,427
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(88,929)
Interest rate contracts	710
Total	$(88,219)
See Accompanying Notes to Financial Statements
83

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $272,350,918.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$16,733,544
Gross Unrealized Depreciation	(5,729,203)
Net Unrealized Appreciation	$11,004,341
See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	As of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 18.8%
82,003	iShares Russell 2000 ETF	$18,241,567	2.9
165,688	Vanguard Russell 1000 Growth ETF	13,013,136	2.1
130,518	Vanguard S&P 500 ETF	56,980,243	9.1
198,707	Vanguard Value ETF	29,231,787	4.7
	Total Exchange-Traded Funds (Cost $94,480,848)	117,466,733	18.8
MUTUAL FUNDS: 81.1%
	Affiliated Investment Companies: 81.1%
4,665,479	Voya High Yield Bond Fund - Class R6	37,510,454	6.0
2,412,129	Voya Intermediate Bond Fund - Class R6	24,748,449	3.9
1,504,955	Voya Multi-Manager Emerging Markets Equity Fund - Class I	17,728,371	2.8
4,771,512	Voya Multi-Manager International Equity Fund ‑ Class I	54,586,096	8.7
1,884,129	Voya Multi-Manager International Factors Fund ‑ Class I	18,520,991	3.0
2,390,783	Voya Multi-Manager Mid Cap Value Fund - Class I	25,677,014	4.1
5,010,069	Voya U.S. Stock Index Portfolio - Class I	109,570,210	17.5
1,098,729	VY® BrandywineGLOBAL - Bond Portfolio - Class I	12,327,745	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,644,016	VY® Columbia Contrarian Core Portfolio - Class I	$38,124,725	6.1
1,305,242	VY® Invesco Comstock Portfolio - Class I	27,736,382	4.4
561,676	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	11,935,614	1.9
1,899,681	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	62,651,484	10.0
1,628,653	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	24,169,210	3.9
358,159	VY® T. Rowe Price Growth Equity Portfolio - Class I	42,638,869	6.8
	Total Mutual Funds (Cost $450,561,756)	507,925,614	81.1
	Total Investments in Securities (Cost $545,042,604)	$625,392,347	99.9
	Assets in Excess of Other Liabilities	379,378	0.1
	Net Assets	$625,771,725	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$117,466,733	$—	$—	$117,466,733
Mutual Funds	507,925,614	—	—	507,925,614
Total Investments, at fair value	$625,392,347	$—	$—	$625,392,347

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	As of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$35,646,425	$6,993,198	$(4,989,162)	$(140,007)	$37,510,454	$1,878,924	$79,140	$—
Voya Intermediate Bond Fund - Class R6	23,568,155	5,402,772	(3,208,465)	(1,014,013)	24,748,449	625,958	170,403	—
Voya Large-Cap Growth Fund - Class R6	18,365,251	610,058	(16,057,591)	(2,917,718)	—	—	6,046,174	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,872,205	19,215,859	(23,464,132)	(8,895,561)	17,728,371	376,219	5,774,557	2,525,228
Voya Multi-Manager International Equity Fund - Class I	48,869,138	26,768,656	(10,783,922)	(10,267,776)	54,586,096	765,890	3,353,007	9,441,314
Voya Multi-Manager International Factors Fund - Class I	30,440,143	3,556,671	(13,996,872)	(1,478,951)	18,520,991	754,479	1,883,703	1,786,100
Voya Multi-Manager Mid Cap Value Fund - Class I	24,416,999	9,285,437	(10,942,814)	2,917,392	25,677,014	316,003	316,717	3,169,945
Voya U.S. Stock Index Portfolio - Class I	89,869,678	30,596,079	(19,735,026)	8,839,479	109,570,210	1,125,335	5,398,968	8,323,320
VY® Brandywine Global - Bond Portfolio - Class I	11,769,859	3,076,157	(1,596,756)	(921,515)	12,327,745	195,327	92,677	777,524
VY® Columbia Contrarian Core Portfolio - Class I	30,236,222	10,775,230	(4,270,898)	1,384,171	38,124,725	218,719	1,733,083	3,879,994
VY® Invesco Comstock Portfolio - Class I	20,736,054	15,584,824	(11,447,267)	2,862,771	27,736,382	433,517	2,992,503	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	37,078,081	2,734,037	(25,159,786)	(2,716,718)	11,935,614	77,614	7,579,972	982,567
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	59,604,321	10,501,839	(8,872,874)	1,418,198	62,651,484	629,235	1,574,218	7,182,499
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	24,727,532	11,774,978	(9,097,677)	(3,235,623)	24,169,210	2,073	2,342,400	4,614,556
VY® T. Rowe Price Growth Equity Portfolio - Class I	24,127,893	23,155,138	(5,020,535)	376,373	42,638,869	—	1,609,699	3,456,098
	$510,327,956	$180,030,933	$(168,643,777)	$(13,789,498)	$507,925,614	$7,399,293	$40,947,221	$46,139,145
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$995,029
Total	$995,029
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(154,350)
Total	$(154,350)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $550,027,422.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$86,680,118
Gross Unrealized Depreciation	(11,315,193)
Net Unrealized Appreciation	$75,364,925
See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.2%
13,486	Schwab U.S. TIPS ETF	$848,135	2.0
11,166	Vanguard Russell 1000 Growth ETF	876,978	2.0
4,029	Vanguard S&P 500 ETF	1,758,940	4.1
8,927	Vanguard Value ETF	1,313,251	3.1
	Total Exchange-Traded Funds (Cost $4,114,275)	4,797,304	11.2
MUTUAL FUNDS: 88.9%
	Affiliated Investment Companies: 88.9%
183,882	Voya Global Bond Fund - Class R6	1,689,876	3.9
696,737	Voya High Yield Bond Fund - Class R6	5,601,768	13.1
623,434	Voya Intermediate Bond Fund - Class R6	6,396,432	14.9
33,672	Voya MidCap Opportunities Portfolio - Class R6	609,791	1.4
69,558	Voya Multi-Manager Emerging Markets Equity Fund - Class I	819,395	1.9
91,504	Voya Multi-Manager International Equity Fund - Class I	1,046,808	2.4
195,369	Voya Multi-Manager International Factors Fund - Class I	1,920,473	4.5
61,758	Voya Multi-Manager Mid Cap Value Fund - Class I	663,281	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
215,154	Voya Short Term Bond Fund - Class R6	$2,125,722	5.0
111,959	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,333,437	3.1
202,219	Voya U.S. Stock Index Portfolio - Class I	4,422,535	10.3
416,487	VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,672,981	10.9
39,990	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	849,777	2.0
130,944	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,318,527	10.1
14,208	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,691,503	3.9
	Total Mutual Funds (Cost $36,814,081)	38,162,306	88.9
	Total Investments in Securities (Cost $40,928,356)	$42,959,610	100.1
	Liabilities in Excess of Other Assets	(25,638)	(0.1)
	Net Assets	$42,933,972	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,797,304	$—	$—	$4,797,304
Mutual Funds	38,162,306	—	—	38,162,306
Total Investments, at fair value	$42,959,610	$—	$—	$42,959,610

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$1,632,792	$422,703	$(259,436)	$(106,183)	$1,689,876	$8,457	$13,703	$—
Voya High Yield Bond Fund - Class R6	5,301,014	1,200,611	(876,314)	(23,543)	5,601,768	279,143	13,903	—
Voya Intermediate Bond Fund - Class R6	5,664,178	2,114,648	(1,144,783)	(237,611)	6,396,432	157,732	32,067	—
Voya Large-Cap Growth Fund - Class R6	1,365,407	109,675	(1,231,340)	(243,742)	—	—	421,921	—
Voya MidCap Opportunities Portfolio - Class R6	427,493	596,036	(266,149)	(147,589)	609,791	—	108,583	109,022
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,271,212	1,198,211	(1,254,073)	(395,955)	819,395	17,395	259,154	116,756
Voya Multi-Manager International Equity Fund - Class I	837,912	558,792	(154,198)	(195,698)	1,046,808	14,693	54,839	181,126
Voya Multi-Manager International Factors Fund - Class I	1,669,724	886,391	(476,424)	(159,218)	1,920,473	78,261	78,717	185,271
Voya Multi-Manager Mid Cap Value Fund - Class I	418,887	567,558	(291,534)	(31,630)	663,281	8,166	77,681	81,874
Voya Short Term Bond Fund - Class R6	2,016,956	472,174	(333,808)	(29,600)	2,125,722	31,390	7,615	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	2,164,698	732,608	(1,377,499)	(186,370)	1,333,437	36,217	255,042	313,572
Voya U.S. Stock Index Portfolio - Class I	2,475,674	2,933,022	(1,122,520)	136,359	4,422,535	45,175	414,072	283,532
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,443,131	1,744,174	(1,001,910)	(512,414)	4,672,981	80,628	167,540	320,949
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	854,047	1,067,894	(903,789)	(168,375)	849,777	3,065	248,971	38,803
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	4,091,366	1,075,609	(874,309)	25,861	4,318,527	43,213	175,204	494,040
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,138,400	829,132	(320,450)	44,421	1,691,503	—	78,139	138,109
	$35,772,891	$16,509,238	$(11,888,536)	$(2,231,287)	$38,162,306	$803,535	$2,407,151	$2,263,054
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $41,233,964.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,432,960
Gross Unrealized Depreciation	(707,314)
Net Unrealized Appreciation	$1,725,646
See Accompanying Notes to Financial Statements
88

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.4%
162,657	Vanguard Russell 1000 Growth ETF	$12,775,081	2.1
65,644	Vanguard S&P 500 ETF	28,658,201	4.7
108,373	Vanguard Value ETF	15,942,752	2.6
	Total Exchange-Traded Funds (Cost $45,584,105)	57,376,034	9.4
MUTUAL FUNDS: 90.6%
	Affiliated Investment Companies: 90.6%
1,973,803	Voya Global Bond Fund - Class R6	18,139,252	2.9
3,835,244	Voya High Yield Bond Fund - Class R6	30,835,364	5.0
12,492,701	Voya Intermediate Bond Fund - Class R6	128,175,110	20.9
1,989,892	Voya Multi-Manager Emerging Markets Equity Fund - Class I	23,440,922	3.8
2,617,778	Voya Multi-Manager International Equity Fund - Class I	29,947,377	4.9
5,575,904	Voya Multi-Manager International Factors Fund - Class I	54,811,137	8.9
883,888	Voya Multi-Manager Mid Cap Value Fund - Class I	9,492,954	1.5
2,378,415	Voya U.S. High Dividend Low Volatility Fund - Class R6	28,326,919	4.6
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,733,667	Voya U.S. Stock Index Portfolio - Class I	$59,785,292	9.7
5,419,630	VY® BrandywineGLOBAL - Bond Portfolio - Class I	60,808,246	9.9
573,165	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	12,179,759	2.0
1,874,010	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	61,804,860	10.1
602,927	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	8,947,441	1.5
252,275	VY® T. Rowe Price Growth Equity Portfolio - Class I	30,033,341	4.9
	Total Mutual Funds (Cost $528,964,128)	556,727,974	90.6
	Total Investments in Securities (Cost $574,548,233)	$614,104,008	100.0
	Assets in Excess of Other Liabilities	142,313	0.0
	Net Assets	$614,246,321	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$57,376,034	$—	$—	$57,376,034
Mutual Funds	556,727,974	—	—	556,727,974
Total Investments, at fair value	$614,104,008	$—	$—	$614,104,008

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Global Bond Fund - Class R6	$18,971,632	$3,432,370	$(3,129,726)	$(1,135,024)	$18,139,252	$69,197	$128,776	$—
Voya High Yield Bond Fund - Class R6	25,306,709	10,968,075	(4,811,691)	(627,729)	30,835,364	1,483,258	575,182	—
Voya Intermediate Bond Fund - Class R6	113,595,343	41,123,661	(22,490,565)	(4,053,329)	128,175,110	3,185,799	37,498	—
Voya Large-Cap Growth Fund - Class R6	22,041,792	1,248,910	(19,326,315)	(3,964,387)	—	—	7,437,145	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	22,412,490	10,061,794	(3,548,717)	(5,484,645)	23,440,922	493,740	905,695	3,314,046
Voya Multi-Manager International Equity Fund - Class I	37,763,947	7,814,816	(9,362,987)	(6,268,399)	29,947,377	417,124	3,303,472	5,141,989
Voya Multi-Manager International Factors Fund - Class I	56,458,454	10,353,803	(9,188,279)	(2,812,841)	54,811,137	2,216,822	1,609,998	5,247,949
Voya Multi-Manager Mid Cap Value Fund - Class I	7,952,515	6,219,291	(4,486,825)	(192,027)	9,492,954	116,019	1,214,570	1,162,260
Voya U.S. High Dividend Low Volatility Fund - Class R6	25,295,240	12,716,874	(6,985,441)	(2,699,754)	28,326,919	579,869	1,707,479	6,570,803
Voya U.S. Stock Index Portfolio - Class I	66,272,799	9,910,531	(19,778,176)	3,380,138	59,785,292	611,042	6,240,516	5,594,099
VY® BrandywineGLOBAL - Bond Portfolio - Class I	56,581,919	19,104,630	(9,112,535)	(5,765,768)	60,808,246	992,939	1,513,913	3,952,522
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	2,000,686	25,951,312	(15,293,350)	(478,889)	12,179,759	46,751	638,565	591,850
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	63,325,545	11,252,014	(12,420,464)	(352,235)	61,804,860	620,005	3,357,427	7,264,080
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	7,895,658	7,064,578	(4,058,516)	(1,954,279)	8,947,441	823	1,467,680	1,831,320
VY® T. Rowe Price Growth Equity Portfolio - Class I	22,006,815	13,188,322	(5,105,460)	(56,336)	30,033,341	—	1,909,699	2,402,757
	$547,881,544	$190,410,981	$(149,099,047)	$(32,465,504)	$556,727,974	$10,833,388	$32,047,615	$43,073,675
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$980,271
Total	$980,271
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(134,978)
Total	$(134,978)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $581,852,498.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$44,504,919
Gross Unrealized Depreciation	(12,253,410)
Net Unrealized Appreciation	$32,251,509
See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.7%
15,235	Vanguard Russell 1000 Growth ETF	$1,196,557	2.1
7,156	Vanguard S&P 500 ETF	3,124,095	5.4
16,241	Vanguard Value ETF	2,389,213	4.2
	Total Exchange-Traded Funds (Cost $5,626,073)	6,709,865	11.7
MUTUAL FUNDS: 88.3%
	Affiliated Investment Companies: 88.3%
356,491	Voya High Yield Bond Fund - Class R6	2,866,184	5.0
719,493	Voya Intermediate Bond Fund - Class R6	7,381,994	12.9
184,857	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,177,620	3.8
389,051	Voya Multi-Manager International Equity Fund - Class I	4,450,745	7.8
575,068	Voya Multi-Manager International Factors Fund - Class I	5,652,916	9.9
109,620	Voya Multi-Manager Mid Cap Value Fund - Class I	1,177,318	2.1
143,992	Voya U.S. High Dividend Low Volatility Fund - Class R6	1,714,944	3.0
300,459	Voya U.S. Stock Index Portfolio - Class I	6,571,040	11.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
453,669	VY® BrandywineGLOBAL - Bond Portfolio - Class I	$5,090,169	8.9
87,959	VY® Columbia Contrarian Core Portfolio - Class I	2,039,760	3.6
79,466	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,688,659	2.9
174,283	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,747,841	10.1
74,617	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	1,107,316	1.9
23,375	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,782,740	4.9
	Total Mutual Funds (Cost $48,570,252)	50,449,246	88.3
	Total Investments in Securities (Cost $54,196,325)	$57,159,111	100.0
	Liabilities in Excess of Other Assets	(13,079)	—
	Net Assets	$57,146,032	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,709,865	$—	$—	$6,709,865
Mutual Funds	50,449,246	—	—	50,449,246
Total Investments, at fair value	$57,159,111	$—	$—	$57,159,111

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation /(Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$2,135,880	$1,341,041	$(534,563)	$(76,174)	$2,866,184	$121,074	$73,346	$—
Voya Intermediate Bond Fund - Class R6	6,897,950	3,103,393	(2,361,973)	(257,376)	7,381,994	198,031	9,290	—
Voya Large-Cap Growth Fund - Class R6	1,649,606	253,126	(1,705,355)	(197,377)	—	—	474,810	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,772,956	1,047,150	(1,030,368)	(612,118)	2,177,620	45,459	226,512	305,126
Voya Multi-Manager International Equity Fund - Class I	4,935,066	1,861,876	(1,446,471)	(899,726)	4,450,745	61,449	416,465	757,502
Voya Multi-Manager International Factors Fund - Class I	5,463,458	2,458,134	(1,787,388)	(481,288)	5,652,916	226,659	359,412	536,576
Voya Multi-Manager Mid Cap Value Fund - Class I	822,578	927,781	(539,506)	(33,535)	1,177,318	14,268	131,779	142,728
Voya U.S. High Dividend Low Volatility Fund - Class R6	1,106,541	1,838,215	(890,619)	(339,193)	1,714,944	29,014	218,472	389,230
Voya U.S. Stock Index Portfolio - Class I	6,505,117	2,272,657	(2,356,872)	150,138	6,571,040	67,228	851,508	617,070
VY® BrandywineGLOBAL - Bond Portfolio - Class I	3,702,916	2,958,269	(1,063,372)	(507,644)	5,090,169	83,150	148,094	330,988
VY® Columbia Contrarian Core Portfolio - Class I	1,358,557	992,157	(342,583)	31,629	2,039,760	8,326	143,213	147,694
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,691,147	1,144,668	(977,376)	(169,780)	1,688,659	4,357	391,857	55,153
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	5,357,782	1,899,196	(1,464,035)	(45,102)	5,747,841	57,699	310,575	675,873
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	832,461	1,001,232	(488,077)	(238,300)	1,107,316	94	175,852	210,251
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,896,749	1,519,317	(588,451)	(44,875)	2,782,740	—	225,916	198,709
	$47,128,764	$24,618,212	$(17,577,009)	$(3,720,721)	$50,449,246	$916,808	$4,157,101	$4,366,900
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $54,823,597.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,811,498
Gross Unrealized Depreciation	(1,475,984)
Net Unrealized Appreciation	$2,335,514
See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.8%
178,924	Vanguard Russell 1000 Growth ETF	$14,052,691	2.1
102,839	Vanguard S&P 500 ETF	44,896,422	6.6
238,423	Vanguard Value ETF	35,074,408	5.1
	Total Exchange-Traded Funds (Cost $75,271,310)	94,023,521	13.8
MUTUAL FUNDS: 86.1%
	Affiliated Investment Companies: 86.1%
3,406,361	Voya High Yield Bond Fund - Class R6	27,387,145	4.0
5,944,248	Voya Intermediate Bond Fund - Class R6	60,987,983	8.9
2,762,230	Voya Multi-Manager Emerging Markets Equity Fund - Class I	32,539,072	4.8
6,394,974	Voya Multi-Manager International Equity Fund - Class I	73,158,500	10.7
6,879,696	Voya Multi-Manager International Factors Fund - Class I	67,627,412	9.9
1,306,952	Voya Multi-Manager Mid Cap Value Fund - Class I	14,036,669	2.1
3,684,174	Voya U.S. Stock Index Portfolio - Class I	80,572,885	11.8
2,406,808	VY® BrandywineGLOBAL - Bond Portfolio - Class I	27,004,383	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,800,165	VY® Columbia Contrarian Core Portfolio - Class I	$41,745,822	6.1
961,328	VY® Invesco Comstock Portfolio - Class I	20,428,220	3.0
957,219	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	20,340,899	3.0
2,080,501	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	68,614,921	10.0
893,333	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	13,257,061	1.9
337,445	VY® T. Rowe Price Growth Equity Portfolio - Class I	40,172,788	5.9
	Total Mutual Funds (Cost $542,716,162)	587,873,760	86.1
	Total Investments in Securities (Cost $617,987,472)	$681,897,281	99.9
	Assets in Excess of Other Liabilities	540,690	0.1
	Net Assets	$682,437,971	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$94,023,521	$—	$—	$94,023,521
Mutual Funds	587,873,760	—	—	587,873,760
Total Investments, at fair value	$681,897,281	$—	$—	$681,897,281

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$26,737,499	$4,987,655	$(3,798,600)	$(539,409)	$27,387,145	$1,418,810	$448,323	$—
Voya Intermediate Bond Fund - Class R6	39,907,631	31,582,305	(8,882,324)	(1,619,629)	60,987,983	1,517,023	(2,650)	—
Voya Large-Cap Growth Fund - Class R6	18,293,169	1,152,194	(16,086,734)	(3,358,629)	—	—	6,253,629	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	40,580,520	18,452,672	(16,085,298)	(10,408,822)	32,539,072	687,507	4,880,904	4,614,636
Voya Multi-Manager International Equity Fund - Class I	79,754,301	19,466,129	(13,948,568)	(12,113,362)	73,158,500	1,022,114	3,995,361	12,599,853
Voya Multi-Manager International Factors Fund - Class I	59,602,838	20,506,090	(9,009,753)	(3,471,763)	67,627,412	2,743,410	1,246,194	6,494,554
Voya Multi-Manager Mid Cap Value Fund - Class I	13,439,801	9,112,184	(8,160,544)	(354,772)	14,036,669	172,052	2,261,619	1,718,766
Voya U.S. High Dividend Low Volatility Fund - Class R6	13,097,236	1,862,953	(13,862,875)	(1,097,314)	—	98,866	2,632,640	—
Voya U.S. Stock Index Portfolio - Class I	86,658,039	13,193,666	(23,761,582)	4,482,762	80,572,885	823,766	8,377,659	7,345,466
VY® BrandywineGLOBAL - Bond Portfolio - Class I	26,562,282	6,337,604	(3,855,126)	(2,040,377)	27,004,383	430,761	209,843	1,714,701
VY® Columbia Contrarian Core Portfolio - Class I	33,418,763	11,685,804	(5,200,702)	1,841,957	41,745,822	197,420	2,142,642	3,502,156
VY® Invesco Comstock Portfolio - Class I	—	24,443,797	(5,456,267)	1,440,690	20,428,220	331,920	221,688	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	8,151,704	15,193,246	(3,335,917)	331,866	20,340,899	50,702	1,290,045	641,862
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	66,889,052	12,350,960	(11,604,385)	979,294	68,614,921	687,282	2,265,801	7,878,337
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	13,343,679	10,632,788	(7,363,475)	(3,355,931)	13,257,061	1,344	2,652,392	2,991,939
VY® T. Rowe Price Growth Equity Portfolio - Class I	31,547,323	15,254,430	(6,958,445)	329,480	40,172,788	—	2,591,933	3,141,694
	$557,983,837	$216,214,477	$(157,370,595)	$(28,953,959)	$587,873,760	$10,182,977	$41,468,023	$52,643,964
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$687,882
Total	$687,882
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(12,373)
Total	$(12,373)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $622,587,365.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$69,003,661
Gross Unrealized Depreciation	(9,693,745)
Net Unrealized Appreciation	$59,309,916
See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 16.6%
1,749	iShares Russell 2000 ETF	$389,065	0.9
11,036	Vanguard Russell 1000 Growth ETF	866,767	2.0
8,707	Vanguard S&P 500 ETF	3,801,215	8.9
13,971	Vanguard Value ETF	2,055,274	4.8
	Total Exchange-Traded Funds
	(Cost $5,849,087)	7,112,321	16.6
MUTUAL FUNDS: 83.3%
	Affiliated Investment Companies: 83.3%
160,202	Voya High Yield Bond Fund - Class R6	1,288,027	3.0
165,695	Voya Intermediate Bond Fund - Class R6	1,700,030	4.0
172,831	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,035,954	4.8
510,632	Voya Multi-Manager International Equity Fund - Class I	5,841,631	13.6
388,391	Voya Multi-Manager International Factors Fund - Class I	3,817,886	8.9
81,814	Voya Multi-Manager Mid Cap Value Fund - Class I	878,680	2.1
278,438	Voya U.S. Stock Index Portfolio - Class I	6,089,443	14.2
75,479	VY® BrandywineGLOBAL - Bond Portfolio - Class I	846,869	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
122,263	VY® Columbia Contrarian Core Portfolio - Class I	$2,835,273	6.6
92,504	VY® Invesco Comstock Portfolio - Class I	1,965,719	4.6
60,507	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,285,781	3.0
97,848	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	3,227,025	7.5
56,123	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	832,864	1.9
25,693	VY® T. Rowe Price Growth Equity Portfolio - Class I	3,058,730	7.1
	Total Mutual Funds
	(Cost $34,183,837)	35,703,912	83.3
	Total Investments in Securities (Cost $40,032,924)	$42,816,233	99.9
	Assets in Excess of Other Liabilities	28,927	0.1
	Net Assets	$42,845,160	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$7,112,321	$—	$—	$7,112,321
Mutual Funds	35,703,912	—	—	35,703,912
Total Investments, at fair value	$42,816,233	$—	$—	$42,816,233

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$1,181,441	$505,843	$(348,294)	$(50,963)	$1,288,027	$65,473	$47,417	$—
Voya Intermediate Bond Fund - Class R6	1,171,591	1,067,180	(506,399)	(32,342)	1,700,030	42,960	(13,854)	—
Voya Large-Cap Growth Fund - Class R6	1,014,774	216,772	(1,114,949)	(116,597)	—	—	290,086	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,661,661	1,873,683	(1,686,348)	(813,042)	2,035,954	42,682	444,510	286,490
Voya Multi-Manager International Equity Fund - Class I	5,667,052	2,820,473	(1,570,667)	(1,075,227)	5,841,631	80,993	370,707	998,418
Voya Multi-Manager International Factors Fund - Class I	3,629,336	1,505,587	(1,013,794)	(303,243)	3,817,886	153,719	196,113	363,902
Voya Multi-Manager Mid Cap Value Fund - Class I	809,469	1,011,077	(822,004)	(119,862)	878,680	10,692	238,069	106,907
Voya U.S. Stock Index Portfolio - Class I	6,022,955	3,308,350	(3,114,566)	(127,296)	6,089,443	62,124	1,024,229	534,082
VY® BrandywineGLOBAL -Bond Portfolio - Class I	780,093	389,722	(252,573)	(70,373)	846,869	13,830	11,234	55,051
VY® Columbia Contrarian Core Portfolio - Class I	2,205,165	1,225,621	(607,371)	11,858	2,835,273	13,465	251,726	238,858
VY® Invesco Comstock Portfolio - Class I	767,556	2,165,761	(931,423)	(36,175)	1,965,719	30,025	313,454	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,215,301	959,096	(751,540)	(137,076)	1,285,781	3,194	301,405	40,431
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,963,472	1,242,403	(989,113)	10,263	3,227,025	32,356	122,139	381,361
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	819,746	1,136,426	(883,919)	(239,389)	832,864	96	184,035	214,532
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,299,484	1,587,987	(784,179)	(44,562)	3,058,730	—	261,998	239,950
	$33,209,096	$21,015,981	$(15,377,139)	$(3,144,026)	$35,703,912	$551,609	$4,043,268	$3,459,982
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $40,593,782.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,559,077
Gross Unrealized Depreciation	(1,336,626)
Net Unrealized Appreciation	$2,222,451
See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.3%
21,983	iShares Russell 2000 ETF	$4,890,118	0.9
137,580	Vanguard Russell 1000 Growth ETF	10,805,533	2.1
120,890	Vanguard S&P 500 ETF	52,776,947	10.0
155,831	Vanguard Value ETF	22,924,299	4.3
	Total Exchange-Traded Funds (Cost $70,865,074)	91,396,897	17.3
MUTUAL FUNDS: 82.6%
	Affiliated Investment Companies: 82.6%
1,316,120	Voya High Yield Bond Fund - Class R6	10,581,607	2.0
2,555,738	Voya Multi-Manager Emerging Markets Equity Fund - Class I	30,106,595	5.7
7,189,176	Voya Multi-Manager International Equity Fund - Class I	82,244,175	15.6
4,790,933	Voya Multi-Manager International Factors Fund - Class I	47,094,868	8.9
1,008,452	Voya Multi-Manager Mid Cap Value Fund - Class I	10,830,778	2.1
3,904,776	Voya U.S. Stock Index Portfolio - Class I	85,397,460	16.2
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,738,865	VY® Columbia Contrarian Core Portfolio - Class I	$40,324,275	7.6
1,252,132	VY® Invesco Comstock Portfolio - Class I	26,607,798	5.0
741,161	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	15,749,664	3.0
1,205,781	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	39,766,646	7.5
691,288	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	10,258,720	1.9
315,674	VY® T. Rowe Price Growth Equity Portfolio - Class I	37,581,012	7.1
	Total Mutual Funds (Cost $402,046,785)	436,543,598	82.6
	Total Investments in Securities (Cost $472,911,859)	$527,940,495	99.9
	Assets in Excess of Other Liabilities	470,768	0.1
	Net Assets	$528,411,263	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$91,396,897	$—	$—	$91,396,897
Mutual Funds	436,543,598	—	—	436,543,598
Total Investments, at fair value	$527,940,495	$—	$—	$527,940,495

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$9,981,965	$2,122,804	$(1,331,974)	$(191,188)	$10,581,607	$538,478	$157,049	$—
Voya Index Plus LargeCap Portfolio - Class I	—	—	—	—	—	—	—	—
Voya Intermediate Bond Fund - Class R6	6,248,176	303,366	(6,570,533)	18,991	—	64,313	(221,538)	—
Voya Large-Cap Growth Fund - Class R6	12,412,291	1,019,520	(11,544,618)	(1,887,193)	—	—	4,005,952	—
Voya MidCap Opportunities Portfolio - Class I	—	—	—	—	—	—	—	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	35,330,626	21,334,972	(16,213,100)	(10,345,903)	30,106,595	634,119	4,733,796	4,256,289
Voya Multi-Manager International Equity Fund - Class I	74,396,707	30,548,554	(10,144,911)	(12,556,175)	82,244,175	1,145,518	2,417,106	14,121,076
Voya Multi-Manager International Factors Fund - Class I	44,476,663	15,662,202	(9,867,999)	(3,175,998)	47,094,868	1,904,704	1,748,007	4,509,060
Voya Multi-Manager Mid Cap Value Fund - Class I	11,284,081	8,417,200	(7,783,337)	(1,087,166)	10,830,778	132,365	2,839,854	1,319,403
Voya Short Term Bond Fund - Class R6	—	—	—	—	—	—	—	—
Voya Strategic Income Opportunities Fund - Class R6	—	—	—	—	—	—	—	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	—	—	—	—	—	—	—	—
Voya U.S. Stock Index Portfolio - Class I	70,854,992	22,086,402	(14,250,859)	6,706,925	85,397,460	873,195	4,581,581	6,843,291
VY® BrandywineGLOBAL - Bond Portfolio - Class I	4,979,972	67,907	(4,758,350)	(289,529)	—	—	318,860	—
VY® Columbia Contrarian Core Portfolio - Class I	34,918,940	8,163,379	(4,819,926)	2,061,882	40,324,275	212,887	1,993,789	3,776,527
VY® Invesco Comstock Portfolio - Class I	12,454,815	16,890,336	(4,343,736)	1,606,383	26,607,798	412,730	2,567,023	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	9,875,859	7,941,513	(2,436,887)	369,179	15,749,664	36,040	946,348	456,254
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	37,441,627	7,216,142	(5,880,412)	989,289	39,766,646	397,753	883,658	4,472,916
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	11,203,948	10,290,276	(8,030,016)	(3,205,488)	10,258,720	1,205	2,569,490	2,682,178
VY® T. Rowe Price Growth Equity Portfolio - Class I	28,503,530	12,975,350	(4,923,559)	1,025,691	37,581,012	—	1,642,458	2,984,117
	$404,364,192	$165,039,923	$(112,900,217)	$(19,960,300)	$436,543,598	$6,353,307	$31,183,433	$45,421,111
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,850,139
Interest rate contracts	395,294
Total	$2,245,433
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(244,363)
Interest rate contracts	17,144
Total	$(227,219)
See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $478,112,228.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$59,608,984
Gross Unrealized Depreciation	(9,780,716)
Net Unrealized Appreciation	$49,828,268
See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 19.2%
3,105	iShares Russell 2000 ETF	$690,707	1.9
9,525	Vanguard Russell 1000 Growth ETF	748,093	2.1
9,173	Vanguard S&P 500 ETF	4,004,657	11.1
10,154	Vanguard Value ETF	1,493,755	4.1
	Total Exchange-Traded Funds (Cost $5,757,740)	6,937,212	19.2
MUTUAL FUNDS: 80.7%
	Affiliated Investment Companies: 80.7%
174,955	Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,060,972	5.7
553,724	Voya Multi-Manager International Equity Fund - Class I	6,334,599	17.5
254,781	Voya Multi-Manager International Factors Fund - Class I	2,504,499	6.9
86,489	Voya Multi-Manager Mid Cap Value Fund - Class I	928,895	2.6
265,933	Voya U.S. Stock Index Portfolio - Class I	5,815,953	16.1
119,061	VY® Columbia Contrarian Core Portfolio - Class I	2,761,026	7.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
89,229	VY® Invesco Comstock Portfolio - Class I	$1,896,123	5.3
32,717	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	695,245	1.9
82,555	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,722,669	7.5
59,063	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	876,491	2.4
21,551	VY® T. Rowe Price Growth Equity Portfolio - Class I	2,565,698	7.1
	Total Mutual Funds (Cost $27,429,915)	29,162,170	80.7
	Total Investments in Securities (Cost $33,187,655)	$36,099,382	99.9
	Assets in Excess of Other Liabilities	26,558	0.1
	Net Assets	$36,125,940	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,937,212	$—	$—	$6,937,212
Mutual Funds	29,162,170	—	—	29,162,170
Total Investments, at fair value	$36,099,382	$—	$—	$36,099,382

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$347,930	$58,329	$(408,147)	$1,888	$—	$3,558	$(13,110)	$—
Voya Large-Cap Growth Fund - Class R6	723,006	131,645	(765,329)	(89,322)	—	—	211,719	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	2,552,709	1,849,515	(1,542,410)	(798,842)	2,060,972	43,229	421,569	290,161
Voya Multi-Manager International Equity Fund - Class I	5,948,607	3,389,434	(1,789,659)	(1,213,783)	6,334,599	87,873	448,212	1,083,236
Voya Multi-Manager International Factors Fund - Class I	3,412,005	971,364	(1,600,722)	(278,148)	2,504,499	100,890	287,901	238,838
Voya Multi-Manager Mid Cap Value Fund - Class I	811,141	765,156	(577,745)	(69,657)	928,895	11,309	178,421	112,870
Voya U.S. Stock Index Portfolio - Class I	5,471,299	2,971,104	(2,749,009)	122,559	5,815,953	59,210	720,492	480,108
VY® Columbia Contrarian Core Portfolio - Class I	2,499,812	943,280	(685,843)	3,777	2,761,026	15,146	274,515	268,686
VY® Invesco Comstock Portfolio - Class I	1,331,921	1,260,878	(793,774)	97,098	1,896,123	30,784	321,572	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	1,090,264	455,601	(710,583)	(140,037)	695,245	2,470	289,708	31,265
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,639,892	937,772	(867,833)	12,838	2,722,669	27,227	115,716	315,282
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class R6	821,356	862,787	(607,498)	(200,154)	876,491	85	148,832	189,055
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,226,341	1,085,902	(732,156)	(14,389)	2,565,698	—	227,392	211,949
	$29,876,283	$15,682,767	$(13,830,708)	$(2,566,172)	$29,162,170	$381,781	$3,632,939	$3,221,450
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $33,797,978.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,618,585
Gross Unrealized Depreciation	(1,317,181)
Net Unrealized Appreciation	$2,301,404
See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.6%
15,004	iShares Russell 2000 ETF	$3,337,640	1.9
46,549	Vanguard Russell 1000 Growth ETF	3,655,959	2.1
39,655	Vanguard S&P 500 ETF	17,312,183	9.8
46,522	Vanguard Value ETF	6,843,851	3.8
	Total Exchange-Traded Funds (Cost $25,830,374)	31,149,633	17.6
MUTUAL FUNDS: 82.3%
	Affiliated Investment Companies: 82.3%
858,219	Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,109,823	5.7
2,866,915	Voya Multi-Manager International Equity Fund - Class I	32,797,508	18.5
1,071,338	Voya Multi-Manager International Factors Fund - Class I	10,531,256	5.9
424,310	Voya Multi-Manager Mid Cap Value Fund - Class I	4,557,094	2.6
1,411,729	Voya U.S. Stock Index Portfolio - Class I	30,874,516	17.4
584,104	VY® Columbia Contrarian Core Portfolio - Class I	13,545,373	7.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
460,354	VY® Invesco Comstock Portfolio - Class I	$9,782,524	5.5
162,865	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	3,460,884	2.0
405,016	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	13,357,413	7.5
289,692	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	4,299,035	2.4
105,866	VY® T. Rowe Price Growth Equity Portfolio - Class I	12,603,289	7.1
	Total Mutual Funds (Cost $135,735,004)	145,918,715	82.3
	Total Investments in Securities(Cost $161,565,378)	$177,068,348	99.9
	Assets in Excess of Other Liabilities	100,294	0.1
	Net Assets	$177,168,642	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$31,149,633	$—	$—	$31,149,633
Mutual Funds	145,918,715	—	—	145,918,715
Total Investments, at fair value	$177,068,348	$—	$—	$177,068,348

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Intermediate Bond Fund - Class R6	$2,067,615	$89,936	$(2,173,002)	$15,451	$—	$21,017	$(81,600)	$—
Voya Large-Cap Growth Fund - Class R6	3,285,304	417,744	(3,382,914)	(320,134)	—	—	856,128	—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	12,523,944	6,961,661	(5,786,379)	(3,589,403)	10,109,823	213,318	1,734,395	1,431,819
Voya Multi-Manager International Equity Fund - Class I	26,256,423	16,964,191	(4,916,024)	(5,507,082)	32,797,508	457,607	1,167,227	5,641,033
Voya Multi-Manager International Factors Fund - Class I	14,715,996	3,307,781	(6,498,100)	(994,421)	10,531,256	426,651	1,051,333	1,010,023
Voya Multi-Manager Mid Cap Value Fund - Class I	4,148,105	2,754,333	(2,190,622)	(154,722)	4,557,094	55,786	715,254	552,999
Voya U.S. Stock Index Portfolio - Class I	25,105,906	10,186,071	(7,413,882)	2,996,421	30,874,516	316,555	958,647	2,498,406
VY® Columbia Contrarian Core Portfolio - Class I	11,552,918	3,295,751	(1,865,186)	561,890	13,545,373	76,654	719,259	1,359,817
VY® Invesco Comstock Portfolio - Class I	6,629,753	4,213,154	(2,022,144)	961,761	9,782,524	159,115	1,113,052	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	742,004	4,098,152	(1,505,850)	126,578	3,460,884	12,274	260,439	155,384
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	12,387,414	3,168,129	(2,443,010)	244,880	13,357,413	133,832	349,324	1,504,268
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio Class R6	4,118,795	3,283,008	(2,285,295)	(817,473)	4,299,035	404	609,068	900,395
VY® T. Rowe Price Growth Equity Portfolio - Class I	10,250,511	6,061,984	(3,228,822)	(480,384)	12,603,289	—	1,400,397	1,138,668
	$133,784,688	$64,801,895	$(45,711,230)	$(6,956,638)	$145,918,715	$1,873,213	$10,852,923	$16,192,812
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$375,716
Interest rate contracts	72,579
Total	$448,295
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(34,390)
Interest rate contracts	3,395
Total	$(30,995)
See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2021 (continued)

At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $163,971,570.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,943,500
Gross Unrealized Depreciation	(4,846,722)
Net Unrealized Appreciation	$13,096,778
See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 17.4%
2,232	iShares Russell 2000 ETF	$496,508	1.9
6,928	Vanguard Russell 1000 Growth ETF	544,125	2.0
5,902	Vanguard S&P 500 ETF	2,576,636	9.7
6,924	Vanguard Value ETF	1,018,590	3.8
	Total Exchange-Traded Funds (Cost $3,923,581)	4,635,859	17.4
MUTUAL FUNDS: 82.5%
	Affiliated Investment Companies: 82.5%
128,918	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,518,650	5.7
430,567	Voya Multi-Manager International Equity Fund - Class I	4,925,684	18.5
160,859	Voya Multi-Manager International Factors Fund - Class I	1,581,241	6.0
63,687	Voya Multi-Manager Mid Cap Value Fund - Class I	684,001	2.6
212,233	Voya U.S. Stock Index Portfolio - Class I	4,641,536	17.5
87,671	VY® Columbia Contrarian Core Portfolio - Class I	2,033,082	7.6
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
69,519	VY® Invesco Comstock Portfolio - Class I	$1,477,270	5.6
24,713	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	525,150	2.0
60,793	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	2,004,945	7.5
43,519	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	645,818	2.4
15,943	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,897,978	7.1
	Total Mutual Funds (Cost $20,951,113)	21,935,355	82.5
	Total Investments in Securities (Cost $24,874,694)	$26,571,214	99.9
	Assets in Excess of Other Liabilities	23,077	0.1
	Net Assets	$26,594,291	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,635,859	$—	$—	$4,635,859
Mutual Funds	21,935,355	—	—	21,935,355
Total Investments, at fair value	$26,571,214	$—	$—	$26,571,214

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Large-Cap Growth Fund - Class R6	$489,912	$113,777	$(548,238)	$(55,451)	$—	$—	$132,919	$—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,853,471	1,322,951	(1,085,187)	(572,585)	1,518,650	31,816	298,208	213,555
Voya Multi-Manager International Equity Fund - Class I	4,031,013	3,073,105	(1,234,393)	(944,041)	4,925,684	68,251	305,778	841,349
Voya Multi-Manager International Factors Fund - Class I	2,312,162	768,141	(1,244,334)	(254,728)	1,581,241	63,626	270,671	150,624
Voya Multi-Manager Mid Cap Value Fund - Class I	610,807	522,412	(407,052)	(42,166)	684,001	8,318	123,494	82,673
Voya U.S. Stock Index Portfolio - Class I	3,595,231	2,513,125	(1,581,471)	114,651	4,641,536	47,172	465,518	354,048
VY® Columbia Contrarian Core Portfolio - Class I	1,815,110	712,641	(500,027)	5,358	2,033,082	11,344	195,773	201,230
VY® Invesco Comstock Portfolio - Class I	967,262	947,681	(536,157)	98,484	1,477,270	23,769	207,368	—
VY® JPMorgan Small Cap Core Equity Portfolio Class R6	741,216	377,988	(494,696)	(99,358)	525,150	1,742	199,948	22,047
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	1,789,302	796,379	(586,780)	6,044	2,004,945	19,932	83,737	218,338
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	618,384	589,854	(423,922)	(138,498)	645,818	59	105,861	132,133
VY® T. Rowe Price Growth Equity Portfolio - Class I	1,508,784	1,172,587	(664,580)	(118,813)	1,897,978	—	250,755	167,913
	$20,332,654	$12,910,641	$(9,306,837)	$(2,001,103)	$21,935,355	$276,029	$2,640,030	$2,383,910
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $25,227,006.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$2,315,119
Gross Unrealized Depreciation	(970,911)
Net Unrealized Appreciation	$1,344,208
See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2065 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.4%
386	iShares Russell 2000 ETF	$85,866	1.5
1,338	Vanguard Russell 1000 Growth ETF	105,086	1.8
1,163	Vanguard S&P 500 ETF	507,731	8.7
1,338	Vanguard Value ETF	196,833	3.4
	Total Exchange-Traded Funds (Cost $778,311)	895,516	15.4
MUTUAL FUNDS: 84.6%
	Affiliated Investment Companies: 84.6%
28,389	Voya Multi-Manager Emerging Markets Equity Fund - Class I	334,426	5.7
94,504	Voya Multi-Manager International Equity Fund - Class I	1,081,129	18.6
35,304	Voya Multi-Manager International Factors Fund - Class I	347,043	6.0
13,921	Voya Multi-Manager Mid Cap Value Fund - Class I	149,511	2.6
49,086	Voya U.S. Stock Index Portfolio - Class I	1,073,502	18.4
19,173	VY® Columbia Contrarian Core Portfolio - Class I	444,632	7.6
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
16,443	VY® Invesco Comstock Portfolio - Class I	$349,424	6.0
6,508	VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	138,296	2.4
13,311	VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	439,002	7.5
9,535	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	141,504	2.4
3,592	VY® T. Rowe Price Growth Equity Portfolio - Class I	427,610	7.4
	Total Mutual Funds (Cost $4,911,815)	4,926,079	84.6
	Total Investments in Securities (Cost $5,690,126)	$5,821,595	100.0
	Assets in Excess of Other Liabilities	1,899	0.0
	Net Assets	$5,823,494	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$895,516	$—	$—	$895,516
Mutual Funds	4,926,079	—	—	4,926,079
Total Investments, at fair value	$5,821,595	$—	$—	$5,821,595

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2065 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Large-Cap Growth Fund - Class R6	$61,313	$30,558	$(91,055)	$(816)	$—	$—	$13,318	$—
Voya Multi-Manager Emerging Markets Equity Fund - Class I	231,894	320,967	(132,060)	(86,375)	334,426	6,802	23,470	45,656
Voya Multi-Manager International Equity Fund - Class I	504,406	833,344	(78,696)	(177,925)	1,081,129	14,550	18,717	179,363
Voya Multi-Manager International Factors Fund - Class I	289,331	238,445	(142,097)	(38,636)	347,043	13,570	26,833	32,125
Voya Multi-Manager Mid Cap Value Fund - Class I	76,424	129,445	(45,325)	(11,033)	149,511	1,768	18,454	17,486
Voya U.S. Stock Index Portfolio - Class I	455,180	745,286	(182,227)	55,263	1,073,502	10,860	43,042	59,100
VY® Columbia Contrarian Core Portfolio - Class I	227,183	224,292	(29,561)	22,718	444,632	1,930	6,976	34,230
VY® Invesco Comstock Portfolio - Class I	123,095	270,336	(67,086)	23,079	349,424	5,377	24,027	—
VY® JPMorgan Small Cap Core Equity Portfolio - Class R6	94,314	121,767	(66,814)	(10,971)	138,296	316	24,286	4,002
VY® T. Rowe Price Capital Appreciation Portfolio - Class R6	223,979	234,938	(29,513)	9,598	439,002	4,268	4,360	35,224
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio - Class R6	77,355	135,693	(56,919)	(14,625)	141,504	10	8,290	22,650
VY® T. Rowe Price Growth Equity Portfolio - Class I	188,828	308,010	(68,093)	(1,135)	427,610	—	17,955	28,608
	$2,553,302	$3,593,081	$(989,446)	$(230,858)	$4,926,079	$59,451	$229,728	$458,444
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $5,690,187.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$347,630
Gross Unrealized Depreciation	(216,221)
Net Unrealized Appreciation	$131,409
See Accompanying Notes to Financial Statements
108

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.1400
Class I	NII	$0.2008
Class R6	NII	$0.2006
Class S	NII	$0.1696
Class S2	NII	$0.1263
Voya Solution Balanced Portfolio
Class ADV	NII	$0.1734
Class I	NII	$0.2265
Class R6	NII	$0.2265
Class S	NII	$0.2041
Class S2	NII	$0.1625
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2658
Class I	NII	$0.3501
Class R6	NII	$0.3515
Class S	NII	$0.3195
Class S2	NII	$0.3110
All Classes	STCG	$0.1370
All Classes	LTCG	$0.0540
Voya Solution Income Portfolio
Class ADV	NII	$0.3568
Class I	NII	$0.4131
Class S	NII	$0.3865
Class S2	NII	$0.3807
Class T	NII	$0.2807
All Classes	STCG	$0.1860
All Classes	LTCG	$0.3000
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.2034
Class I	NII	$0.2654
Class R6	NII	$0.2661
Class S	NII	$0.2328
Class S2	NII	$0.2345
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.2253
Class I	NII	$0.2874
Class R6	NII	$0.2873
Class S	NII	$0.2618
Class S2	NII	$0.2438
Portfolio Name	Type	Per Share Amount
Voya Solution 2025 Portfolio
Class ADV	NII	$0.3323
Class I	NII	$0.3793
Class S	NII	$0.3667
Class S2	NII	$0.3573
Class T	NII	$0.2805
All Classes	STCG	$0.2467
All Classes	LTCG	$0.3466
Voya Solution 2030 Portfolio
Class ADV	NII	$0.2651
Class I	NII	$0.3332
Class S	NII	$0.3058
Class S2	NII	$0.3141
Class T	NII	$0.2497
All Classes	STCG	$0.1643
All Classes	LTCG	$0.0091
Voya Solution 2035 Portfolio
Class ADV	NII	$0.2572
Class I	NII	$0.2968
Class S	NII	$0.2908
Class S2	NII	$0.2751
Class T	NII	$0.2301
All Classes	STCG	$0.2964
All Classes	LTCG	$0.2415
Voya Solution 2040 Portfolio
Class ADV	NII	$0.2352
Class I	NII	$0.3106
Class S	NII	$0.2869
Class S2	NII	$0.2781
Class T	NII	$0.2162
All Classes	STCG	$0.1531
All Classes	LTCG	$0.0709
Voya Solution 2045 Portfolio
Class ADV	NII	$0.2275
Class I	NII	$0.2489
Class S	NII	$0.2588
Class S2	NII	$0.2586
Class T	NII	$0.1899
All Classes	STCG	$0.4532
All Classes	LTCG	$0.5355

109

TAX INFORMATION (Unaudited) (continued)

Portfolio Name	Type	Per Share Amount
Voya Solution 2050 Portfolio
Class ADV	NII	$0.2140
Class I	NII	$0.2907
Class S	NII	$0.2627
Class S2	NII	$0.2827
Class T	NII	$0.1813
All Classes	STCG	$0.0809
All Classes	LTCG	$0.2197
Voya Solution 2055 Portfolio
Class ADV	NII	$0.3148
Class I	NII	$0.2551
Class S	NII	$0.3531
Class S2	NII	$0.3598
Class T	NII	$0.2382
All Classes	STCG	$0.8088
All Classes	LTCG	$1.2090
Portfolio Name	Type	Per Share Amount
Voya Solution 2060 Portfolio
Class ADV	NII	$0.1551
Class I	NII	$0.2000
Class S	NII	$0.1846
Class S2	NII	$0.2028
Class T	NII	$0.1287
All Classes	STCG	$0.0333
All Classes	LTCG	$0.2140
Voya Solution 2065 Portfolio
Class ADV	NII	$0.4058
Class I	NII	$0.4555
Class S	NII	$0.4364
Class S2	NII	$0.4213
Class T	NII	$0.3638
All Classes	STCG	$0.5027
All Classes	LTCG	$0.6658

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	66.62%
Voya Solution Balanced Portfolio	36.57%
Voya Solution Conservative Portfolio	6.50%
Voya Solution Income Portfolio	6.87%
Voya Solution Moderately Aggressive Portfolio	50.45%
Voya Solution Moderately Conservative Portfolio	19.61%
Voya Solution 2025 Portfolio	12.20%
Voya Solution 2030 Portfolio	19.46%
Voya Solution 2035 Portfolio	15.82%
Voya Solution 2040 Portfolio	30.94%
Voya Solution 2045 Portfolio	15.56%
Voya Solution 2050 Portfolio	42.16%
Voya Solution 2055 Portfolio	12.85%
Voya Solution 2060 Portfolio	45.92%
Voya Solution 2065 Portfolio	10.25%
110

TAX INFORMATION (Unaudited) (continued)

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Conservative Portfolio	$73,655
Voya Solution Income Portfolio	6,590,155
Voya Solution 2025 Portfolio	16,518,453
Voya Solution 2030 Portfolio	28,849
Voya Solution 2035 Portfolio	12,144,643
Voya Solution 2040 Portfolio	151,200
Voya Solution 2045 Portfolio	20,029,937
Voya Solution 2050 Portfolio	397,553
Voya Solution 2055 Portfolio	12,468,755
Voya Solution 2060 Portfolio	373,615
Voya Solution 2065 Portfolio	281,402
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2021:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$11,824	$0.0063	6.77%
Voya Solution Balanced Portfolio	14,295	0.0026	4.26%
Voya Solution Conservative Portfolio	951	0.0006	1.50%
Voya Solution Income Portfolio	61,442	0.0028	4.39%
Voya Solution Moderately Aggressive Portfolio	206,577	0.0050	7.78%
Voya Solution Moderately Conservative Portfolio	9,248	0.0025	3.52%
Voya Solution 2025 Portfolio	262,294	0.0054	7.56%
Voya Solution 2030 Portfolio	27,852	0.0089	8.55%
Voya Solution 2035 Portfolio	399,282	0.0078	10.75%
Voya Solution 2040 Portfolio	26,001	0.0121	9.09%
Voya Solution 2045 Portfolio	363,245	0.0092	11.06%
Voya Solution 2050 Portfolio	24,507	0.0141	9.81%
Voya Solution 2055 Portfolio	120,253	0.0104	9.21%
Voya Solution 2060 Portfolio	17,935	0.0102	9.13%
Voya Solution 2065 Portfolio	3,823	0.0079	9.84%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

111

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
112

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 − Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Director	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	October 2015 – Present	Retired.	131	None.
113

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

114

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 –
Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President	March 2020 – Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).

	Chief Investment Risk Officer	March 2020 – Present
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 –
Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC
(June 2016 – March 2021).
115

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 –
Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 –
February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti – Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
116

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) − During the Past 5 Years
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

117

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 18, 2021, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, and Voya Solution 2065 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.
In addition to the Board meeting on November 18, 2021, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

118

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. The Board also considered the impact of fee waiver and expense reimbursement arrangements in instances where a share class of a Portfolio is operating such that its expense ratio is below the expense limit applicable to that share class. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate

119

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered certain Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds, other funds the Sub-Adviser manages and/or their proprietary funds (if applicable) identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods and the third quintile for

120

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, and the third quintile for the year-to-date, three-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of all-in net expense ratios of the funds in its Selected Peer
Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date, one-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year, five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

121

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date and three-year periods, and the third quintile for the five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for the year-to-date, one-year and three-year periods and underperformed for the five-year and ten-year periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, and the second quintile for the year-to-date, three-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.
Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date,

122

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

three-year and five-year periods, and the third quintile for the ten-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date and five-year periods, and the third quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the third quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it outperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in

123

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2020 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the third quintile for the three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s request during the 2020 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the third quintile for the three-year, five-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is equal to the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2020 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, the third quintile for the five-year period, and the

124

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

fourth quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for the one-year and five-year periods and underperformed for the year-to-date and three-year periods. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as a result of the Board’s direction during the 2020 annual contract renewal cycle, lower the Portfolio’s expense limits were implemented for the Portfolio, effective January 1, 2021; and (3) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to the peers identified by management.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, the third quintile for the five-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2020 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2021; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, and the fourth quintile for the three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a

125

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2021 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2022; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Solution 2065 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Solution 2065 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for the year-to-date period. In analyzing this performance data, the Board took into account that the Portfolio commenced operations in August 2020, and therefore had a limited operating history for the purpose of analyzing its performance.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, at the Board’s direction during the 2021 annual contract renewal cycle, the Portfolio’s expense limits were lowered, effective January 1, 2022; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Solution Portfolios’ expense ratios when compared to peers identified by management.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

126

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1221-022322)

ANNUAL REPORT
December 31, 2021
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
■ Voya Index Solution Income Portfolio	■ Voya Index Solution 2045 Portfolio
■ Voya Index Solution 2025 Portfolio	■ Voya Index Solution 2050 Portfolio
■ Voya Index Solution 2030 Portfolio	■ Voya Index Solution 2055 Portfolio
■ Voya Index Solution 2035 Portfolio	■ Voya Index Solution 2060 Portfolio
■ Voya Index Solution 2040 Portfolio	■ Voya Index Solution 2065 Portfolio
As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

A Solid Year Ends for the Financial Markets, Gauging the Policy Shifts to Come
Dear Shareholder,
The 12-month period ended December 31, 2021 marked another strong year for stocks. Forcefully accommodative and persistent monetary and fiscal policy, along with the COVID-19 vaccine rollouts and an impressively adaptable global economy, drove big gains within risk assets. The ascent wasn’t particularly smooth, as several new COVID-19 variants thwarted attempts at a full-fledged reopening. Besides the distress induced by a public health crisis, prolongation of the pandemic negatively impacted the supply of labor and costs of core goods. These two factors, combined with others such as economic stimulus and rising commodity prices, drove inflation higher. As economic activity proved resilient, however, investors shrugged off soaring prices and continued to buy stocks.
The U.S. unemployment rate declined to 3.9% in December and job openings continued to exceed job seekers, indicating the labor market is approaching full employment. This dynamic is pressuring wages upward and has contributed to inflation running above the U.S Federal Reserve Board’s (the “Fed”) 2% target since April. Sharply higher prices have caused the Fed to hasten its plans to withdraw stimulus. We recognize that in 2022, monetary and fiscal policy are likely to become less supportive of the global economy. Yet in our view, we also see potential offsets to tightening financial conditions, including consumer spending and corporate inventory rebuilding, which make us believe there is scope for continued global equity gains.
The pace and path to policy normalization will be a key market factor for the year ahead. A sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. In our view, this is likely to continue and, combined with still above trend GDP growth, will support earnings growth in 2022.
As we’ve often noted, it’s important to have a plan for investing consistently through headwinds and tailwinds. Keep focused on your long-term goals and don’t get distracted by short-term fluctuations, however compelling or distracting they may seem. Should your long-term goals change, discuss the situation thoroughly with your investment advisor before making any changes to your investment portfolio.
Regardless of events, at Voya we remain well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to working with you in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
January 21, 2022
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Benchmark Descriptions

Index	Description
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
2

Portfolio Managers’ Report	Voya Index Solution Portfolios

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2021 are set out in the table on page 5. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: Each Portfolio’s performance against its respective benchmark can be found on page 5.
Portfolio Specifics**: The Portfolio managers attempt to enhance investment returns by tactically deviating from Target Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2021.
The Portfolios started the year overweight to equities in the 2065-2040 vintages, but flat or modestly underweight in equities in the near-dated vintages. Within equities, the Portfolios were overweight to domestic small cap across all vintages and emerging market (“EM”) equities, and underweight in developed international and domestic large cap across all vintages. Within fixed income, the Portfolios were overweight to core U.S. fixed income and long government bonds in the near-dated vintages, while being underweight in core U.S. fixed income in the far-dated vintages and Treasury inflation-protected securities in the near-dated portfolios.
At the close of January, the Portfolios implemented an overweight to EM equities funded by selling down domestic large cap equities. The rationale underpinning the trade was our belief that the U.S. dollar (“USD”) would continue to depreciate and that the COVID-19 vaccine rollout would benefit EM equities more than U.S. large cap equities. The EM index is more heavily weighted toward industrial stocks and less heavily weighted toward technology stocks, and we believed that industrial companies stood to benefit more as the vaccine would allow employees to return to worksites. At the beginning of February, and again in early March, the Portfolios increased exposure to small cap equities by selling U.S. large cap equities.
Near the close of March, the Portfolios slightly trimmed their overweight position in domestic small cap equities and purchased domestic large cap with the proceeds. At the time of the trade, domestic small caps had outperformed domestic large cap by over 22% since we initiated the overweight in October 2020. With the trade, the Portfolios increase their overweight to domestic large cap; reflective of our view that growth will continue for mega cap growth stocks while also having more dollar resiliency.
In April, as part of their annual review process, the Portfolios glided down the equity portion of the 2040-2025 Portfolios, reducing total equity between 1-3% in favor of fixed income. Within equities, the Portfolios rotated from U.S. large cap into U.S. mid, U.S. small and EM equities. Within fixed income, we reduced the position in U.S. long government bonds within the near-dated vintages in favor of core U.S. fixed income.
At the end of May, the Portfolios rotated a portion of its U.S. small cap and EM equities into European equities. We have been cautious on Europe for years. By March 2021, Europe had wiped out the heavy gains made in the fourth quarter 2020. Since then, with more successful COVID-19 vaccine rollouts, re-opening for tourism in the summer and additional stimulus through the European recovery fund, Europe looks to be in the next leg of the global growth recovery, in our opinion.
In July, the Portfolios unwound their overweight equity exposure to the euro zone as optimism for its outperformance, relative to domestic equities, waned, given continued USD strength and increased fears over the impact of the COVID-19 Delta variant. EM equity exposures were also reduced, as increasing regulatory risk and tightening credit conditions in China, as well as low vaccination rates in the EMs have amplified concerns for the asset class. Proceeds from the trades were incorporated into U.S. large cap equities.
At the end of August, a strategic allocation to funding agreements was introduced in the 2030, 2025 and Income Portfolios. We believe the addition of the funding agreements will help to reduce volatility while increasing yields relative to other short-term fixed income instruments. This investment was a benefit to 2030, 2025, and Income returning approximately 0.52% over the past four months of the reporting year, outperforming the Bloomberg U.S. Aggregate Bond and the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. In addition, the allocation to high yield was increased, while core U.S. fixed income was reduced for these three Portfolios.
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

In October, the Portfolios conducted its semi-annual strategic asset allocation review, resulting in a shift of assets into domestic large cap equities and away from U.S. mid and small cap, developed international and EM equities and core U.S. fixed income in varying degrees depending on the Portfolios.
In December, the strategy further increased its U.S. large cap overweight, while lowering exposure to U.S. small cap. With rising wages, small cap companies will have a harder time passing on rising costs to consumers relative to their larger counterparts. In addition, we expect higher volatility caused by the U.S. Federal Reserve Board (the “Fed”) tapering, justifying a lower allocation to the higher-beta asset class.
During the year, tactical moves relative to our strategic benchmarks have had a negative impact across the Portfolios.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions detracted from overall performance for the year.
Current Strategy and Outlook: In our opinion, COVID-19 could be with us for the long run, but we are learning to live with it: successive waves of infection from new mutations have exerted diminishing impacts on economic activity. U.S. consumer balance sheets have improved dramatically from the early days of the pandemic. With less risk of lockdowns, expected high demand for labor and more than $2 trillion in excess savings, we believe there are more self-sufficient individuals who are well positioned to contribute to the next leg of growth in 2022. In addition, capital goods orders have taken off, in our view; when considered alongside exceedingly slim inventories, we believe that capital expenditures are likely to be strong in the coming year. We recognize that monetary and fiscal policy will likely continue to become less accommodative in 2022, leaving economies with fewer supports. In our view, this could lead to bouts of fragility and volatility. However, we also see potentially powerful offsets to tightening financial conditions, including a drawdown of consumer savings and corporate inventory rebuilding. These factors make us believe there is scope for continued global equity gains. What is more, we think equity market risk premia have room to absorb modestly higher rates. Though certain pockets of the market are vulnerable to tighter financial conditions, it is our opinion that sell-offs in those pockets should not crash the entire equity market. Funding costs are rising, but remain near record lows, and we believe strong fundamentals should insulate credit spreads from rising rates. Still, inflation and profit dynamics are critical variables affecting this outlook.
The economy only re-opens once; in our view, we project 2022 above-trend inflation will generally be supply driven and abate as bottlenecks ease. The Fed’s policy tools are not tuned to resolve supply side issues — that is why we think the Fed will look past impermanent price pressures and allow inflation to decelerate naturally, as delivery costs come down, more supply comes online, and more workers re-enter the labor force. Furthermore, we expect the handoff from goods to services to happen gradually. We believe that a sharp rise in wages from prolonged labor market tightness is possible, but firms, particularly larger ones, have been able to pass through rising input costs to maintain margins. We also believe that this is likely to continue and, combined with still above-trend GDP growth, will support earnings growth in 2022. S&P 500® Index companies have historically demonstrated greater pricing power than smaller companies; this fact underpins the retention of our overweight to U.S. large cap stocks.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2021.

*
Effective on or about May 31, 2022, Halvard Kvaale will retire and no longer be a portfolio manager for the Portfolios.

**
On May 27, 2021, the Board of Directors of Voya Partners, Inc. approved changes with respect to the Portfolios’ investment strategies to allow each Portfolio to invest in funding agreements with affiliated or unaffiliated (if available) insurance companies, effective on or about August 31, 2021.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

Total Returns for the Year Ended December 31, 2021
1 Year
Voya Index Solution Income Portfolio, Class S	5.81%
S&P Target Date Retirement Income Index	5.11%
Voya Index Solution 2025 Portfolio, Class S	10.42%
S&P Target Date 2025 Index	10.67%
Voya Index Solution 2030 Portfolio, Class S	12.18%
S&P Target Date 2030 Index	12.61%
Voya Index Solution 2035 Portfolio, Class S	13.87%
S&P Target Date 2035 Index	14.92%
Voya Index Solution 2040 Portfolio, Class S	16.30%
S&P Target Date 2040 Index	16.55%
Voya Index Solution 2045 Portfolio, Class S	17.56%
S&P Target Date 2045 Index	17.51%
Voya Index Solution 2050 Portfolio, Class S	17.50%
S&P Target Date 2050 Index	17.99%
Voya Index Solution 2055 Portfolio, Class S	17.64%
S&P Target Date 2055 Index	18.19%
Voya Index Solution 2060 Portfolio, Class S	17.96%
S&P Target Date 2060+ Index	18.05%
Voya Index Solution 2065 Portfolio, Class S	18.08%
S&P Target Date 2060+ Index	18.05%

Annual Target Asset Allocation as of December 31, 2021(1) (as a percentage of net assets)
Sub Asset Class	2065	2060	2055	2050	2045	2040	2035	2030	2025	Income
US Large Blend	56.0%	56.0%	55.0%	55.0%	54.0%	50.0%	44.0%	38.0%	34.0%	22.0%
US Mid Cap Blend	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	4.0%	4.0%	3.0%	2.0%
US Small Cap	6.0%	6.0%	6.0%	6.0%	6.0%	6.0%	5.0%	5.0%	2.0%	—
International	20.0%	20.0%	20.0%	20.0%	20.0%	18.0%	16.0%	14.0%	10.0%	6.0%
International Small Cap	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	—
Emerging Markets	9.0%	9.0%	9.0%	9.0%	9.0%	8.0%	8.0%	6.0%	6.0%	3.0%
Funding Agreement	—	—	—	—	—	—	—	5.0%	5.0%	5.0%
Core Fixed Income	2.0%	2.0%	3.0%	3.0%	3.0%	9.0%	17.0%	19.0%	31.0%	47.0%
High Yield	—	—	—	—	2.0%	3.0%	4.0%	7.0%	7.0%	7.0%
TIPS	—	—	—	—	—	—	—	—	—	3.0%
Short Duration	—	—	—	—	—	—	—	—	—	3.0%
Long Govt Bonds	—	—	—	—	—	—	—	—	—	2.0%
Total Equity	98.0%	98.0%	97.0%	97.0%	95.0%	88.0%	79.0%	69.0%	57.0%	33.0%
Total Fixed Income	2.0%	2.0%	3.0%	3.0%	5.0%	12.0%	21.0%	31.0%	43.0%	67.0%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

5

Voya Index Solution Income Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	5.62%	6.68%	5.79%
Class I	6.09%	7.22%	6.32%
Class S	5.81%	6.95%	6.05%
Class S2	5.69%	6.78%	5.89%
Class Z(1)	6.41%	7.46%	6.46%
S&P Target Date Retirement Income Index	5.11%	6.52%	5.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

6

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	10.20%	9.64%	8.70%
Class I	10.70%	10.17%	9.23%
Class S	10.42%	9.91%	8.97%
Class S2	10.24%	9.74%	8.81%
Class Z(1)	11.03%	10.42%	9.39%
S&P Target Date 2025 Index	10.67%	9.65%	9.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	11.80%	10.66%	9.63%
Class I	12.40%	11.21%	10.16%
Class S	12.18%	10.94%	9.87%
Class S2	12.01%	10.78%	9.71%
Class Z(1)	12.64%	11.45%	10.29%
S&P Target Date 2030 Index	12.61%	10.63%	9.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	13.56%	11.51%	10.39%
Class I	14.17%	12.09%	10.95%
Class S	13.87%	11.82%	10.67%
Class S2	13.65%	11.64%	10.51%
Class Z(1)	14.41%	12.33%	11.11%
S&P Target Date 2035 Index	14.92%	11.67%	10.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	15.95%	12.50%	11.06%
Class I	16.58%	13.06%	11.60%
Class S	16.30%	12.79%	11.32%
Class S2	16.09%	12.61%	11.15%
Class Z(1)	16.86%	13.31%	11.75%
S&P Target Date 2040 Index	16.55%	12.40%	11.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	17.25%	12.96%	11.37%
Class I	17.86%	13.52%	11.93%
Class S	17.56%	13.23%	11.64%
Class S2	17.28%	13.05%	11.47%
Class Z(1)	18.14%	13.79%	12.09%
S&P Target Date 2045 Index	17.51%	12.81%	11.56%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 Year
Class ADV	17.22%	12.87%	11.31%
Class I	17.81%	13.44%	11.88%
Class S	17.50%	13.17%	11.59%
Class S2	17.33%	12.98%	11.41%
Class Z(1)	18.12%	13.71%	12.02%
S&P Target Date 2050 Index	17.99%	13.07%	11.83%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	10 year
Class ADV	17.32%	12.98%	11.39%
Class I	17.95%	13.56%	11.95%
Class S	17.64%	13.27%	11.68%
Class S2	17.43%	13.10%	11.51%
Class Z(1)	18.19%	13.82%	12.11%
S&P Target Date 2055 Index	18.19%	13.18%	12.00%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2021
	1 Year	5 Year	Since Inception of Classes ADV, I, and S February 9, 2015
Class ADV	17.65%	13.12%	10.19%
Class I	18.18%	13.69%	10.74%
Class S	17.96%	13.39%	10.45%
Class S2	17.78%	13.23%	10.28%
Class Z(1)	18.50%	13.92%	10.95%
S&P Target Date 2060+ Index	18.05%	13.28%	10.78%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

(1)
Class Z incepted on May 1, 2015. The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2065 Portfolio

Average Annual Total Returns for the Period Ended December 31, 2021
	1 Year	Since Inception of Classes ADV, I, S, S2 and Z July 29, 2020
Class ADV	17.74%	24.98%
Class I	18.45%	25.63%
Class S	18.08%	25.30%
Class S2	17.87%	25.06%
Class Z	18.69%	25.89%
S&P Target Date 2060+ Index	18.05%	24.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2065 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance. The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
Portfolio holdings are subject to change daily.

15

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,022.70	0.74%	$3.77	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,024.70	0.24	1.22	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,023.30	0.49	2.50	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,022.20	0.64	3.26	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,025.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,032.70	0.74%	$3.79	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,034.40	0.24	1.23	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,033.40	0.49	2.51	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,032.80	0.64	3.28	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,036.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$1,036.20	0.74%	$3.80	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,039.30	0.24	1.23	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,038.20	0.49	2.52	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,037.60	0.64	3.29	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,040.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
16

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2021**
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,039.00	0.74%	$3.80	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,042.00	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,041.00	0.49	2.52	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,039.60	0.64	3.29	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,043.40	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,046.40	0.74%	$3.82	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,049.00	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,047.70	0.49	2.53	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,046.70	0.64	3.30	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,050.30	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,050.20	0.74%	$3.82	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,052.80	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,051.70	0.49	2.53	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,050.60	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,054.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,049.70	0.74%	$3.82	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,052.30	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,051.10	0.49	2.53	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,050.30	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,053.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,050.00	0.74%	$3.82	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,052.80	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,051.20	0.49	2.53	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,050.40	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,053.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,051.40	0.74%	$3.83	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,053.50	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,052.00	0.49	2.53	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,051.90	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,055.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2065 Portfolio
Class ADV	$1,000.00	$1,052.10	0.74%	$3.83	$1,000.00	$1,021.48	0.74%	$3.77
Class I	1,000.00	1,055.10	0.24	1.24	1,000.00	1,024.00	0.24	1.22
Class S	1,000.00	1,053.40	0.49	2.54	1,000.00	1,022.74	0.49	2.50
Class S2	1,000.00	1,052.30	0.64	3.31	1,000.00	1,021.98	0.64	3.26
Class Z	1,000.00	1,056.50	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio and the Board of Directors of Voya Partners, Inc.
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio and Voya Index Solution 2065 Portfolio (collectively referred to as the “Portfolios”) (ten of the portfolios constituting Voya Partners, Inc. (the “Company”)), including the portfolios of investments, as of December 31, 2021, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolios (ten of the portfolios constituting Voya Partners, Inc.) at December 31, 2021, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual portfolio constituting Voya Partners, Inc.	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya Index Solution Income Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2025 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2030 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2035 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2040 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2045 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2050 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2055 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2060 Portfolio	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021
Voya Index Solution 2065 Portfolio	For the year ended December 31, 2021	For the year ended December 31, 2021 and the period from July 29, 2020 (commencement of operations) through December 31, 2020
The financial highlights for each of the periods in the three-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.
18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
February 24, 2022
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$769,481,817	$1,146,744,992	$812,043,699	$1,382,217,515
Investments in unaffiliated underlying funds at fair value**	114,512,360	119,455,859	82,854,756	86,648,250
Investments in affiliated funding agreements***	46,268,502	66,219,843	46,784,734	—
Short-term investments at fair value†	1,856,949	—	—	—
Cash	—	2,394,220	1,742,489	2,229,494
Receivables:
Investments in affiliated underlying funds sold	7,570,432	5,680,147	1,063,548	3,428,003
Fund shares sold	126,415	146,427	32,593	486,548
Dividends	—	22,437	15,634	24,684
Prepaid expenses	89	110	69	114
Reimbursement due from Investment Adviser	128,931	170,036	152,479	218,866
Other assets	22,290	26,144	9,388	23,863
Total assets	939,967,785	1,340,860,215	944,699,389	1,475,277,337
LIABILITIES:
Payable for fund shares redeemed	7,696,847	5,826,575	1,096,141	3,914,551
Payable for investment management fees	178,372	245,331	172,290	260,971
Payable for distribution and shareholder service fees	76,149	116,068	28,364	109,073
Payable for directors fees	4,822	6,531	4,380	6,956
Payable to directors under the deferred compensation plan (Note 6)	22,290	26,144	9,388	23,863
Other accrued expenses and liabilities	110,806	124,981	63,263	129,705
Total liabilities	8,089,286	6,345,630	1,373,826	4,445,119
NET ASSETS	$931,878,499	$1,334,514,585	$943,325,563	$1,470,832,218
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$805,889,678	$1,081,695,047	$757,078,646	$1,137,580,979
Total distributable earnings	125,988,821	252,819,538	186,246,917	333,251,239
NET ASSETS	$931,878,499	$1,334,514,585	$943,325,563	$1,470,832,218
* Cost of investments in affiliated underlying funds	$722,055,740	$1,009,733,441	$708,232,669	$1,194,350,035
** Cost of investments in unaffiliated underlying funds	$110,015,736	$117,436,651	$81,727,719	$84,348,759
*** Cost of investments in affiliated funding agreements	$46,026,709	$65,874,597	$46,543,459	$—
† Cost of short-term investments	$1,856,949	$—	$—	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
Class ADV
Net assets	$96,648,970	$176,976,490	$46,914,684	$169,629,149
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	8,442,701	14,127,960	2,553,222	12,477,476
Net asset value and redemption price per share	$11.45	$12.53	$18.37	$13.59
Class I
Net assets	$15,866,905	$53,067,472	$10,579,173	$60,968,762
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,346,931	4,119,132	556,160	4,345,344
Net asset value and redemption price per share	$11.78	$12.88	$19.02	$14.03
Class S
Net assets	$131,693,855	$134,628,596	$20,843,092	$114,671,358
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,301,211	10,584,275	1,105,941	8,292,528
Net asset value and redemption price per share	$11.65	$12.72	$18.85	$13.83
Class S2
Net assets	$18,519,022	$36,074,153	$14,117,517	$40,800,786
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,629,743	2,898,028	762,902	3,012,467
Net asset value and redemption price per share	$11.36	$12.45	$18.51	$13.54
Class Z
Net assets	$669,149,747	$933,767,874	$850,871,097	$1,084,762,163
Shares authorized	300,000,000	300,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	55,944,817	71,361,506	44,192,722	76,017,192
Net asset value and redemption price per share	$11.96	$13.09	$19.25	$14.27
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$779,602,223	$1,082,730,142	$583,136,776	$608,574,307
Investments in unaffiliated underlying funds at fair value**	39,192,885	43,798,260	11,111,215	11,622,114
Cash	1,175,699	1,476,058	695,160	699,457
Receivables:
Investments in affiliated underlying funds sold	—	2,360,765	125,325	911,162
Fund shares sold	1,511,761	62,124	398,725	130,245
Dividends	13,510	18,814	9,752	10,202
Prepaid expenses	55	82	39	42
Reimbursement due from Investment Adviser	153,779	177,308	101,798	89,115
Other assets	6,828	16,099	4,560	6,330
Total assets	821,656,740	1,130,639,652	595,583,350	622,042,974
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	749,684	—	—	—
Payable for fund shares redeemed	762,076	2,422,889	524,050	1,041,407
Payable for investment management fees	142,575	195,656	100,363	104,785
Payable for distribution and shareholder service fees	17,037	83,228	14,311	42,410
Payable for directors fees	3,688	5,227	2,638	2,782
Payable to directors under the deferred compensation plan (Note 6)	6,828	16,099	4,560	6,330
Other accrued expenses and liabilities	48,181	109,574	46,078	67,345
Total liabilities	1,730,069	2,832,673	692,000	1,265,059
NET ASSETS	$819,926,671	$1,127,806,979	$594,891,350	$620,777,915
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$630,094,417	$836,508,122	$451,273,017	$467,461,495
Total distributable earnings	189,832,254	291,298,857	143,618,333	153,316,420
NET ASSETS	$819,926,671	$1,127,806,979	$594,891,350	$620,777,915
* Cost of investments in affiliated underlying funds	$671,819,397	$915,480,138	$499,300,007	$518,874,366
** Cost of investments in unaffiliated underlying funds	$38,644,471	$43,596,647	$11,745,627	$12,285,697
See Accompanying Notes to Financial Statements
22

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
Class ADV
Net assets	$28,988,955	$132,543,465	$23,790,857	$63,320,862
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,412,796	8,974,596	1,117,341	3,228,890
Net asset value and redemption price per share	$20.52	$14.77	$21.29	$19.61
Class I
Net assets	$9,660,364	$54,109,610	$11,548,343	$42,496,188
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	455,928	3,520,774	527,802	2,103,784
Net asset value and redemption price per share	$21.19	$15.37	$21.88	$20.20
Class S
Net assets	$16,775,358	$84,022,616	$15,697,905	$43,919,367
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	794,461	5,568,142	720,711	2,207,027
Net asset value and redemption price per share	$21.12	$15.09	$21.78	$19.90
Class S2
Net assets	$4,353,946	$29,627,581	$3,918,383	$20,878,142
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	210,017	2,006,741	182,976	1,061,340
Net asset value and redemption price per share	$20.73	$14.76	$21.41	$19.67
Class Z
Net assets	$760,148,048	$827,503,707	$539,935,862	$450,163,356
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	35,379,684	52,992,435	24,368,727	21,946,430
Net asset value and redemption price per share	$21.49	$15.62	$22.16	$20.51
See Accompanying Notes to Financial Statements
23

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$285,419,089	$20,834,549
Investments in unaffiliated underlying funds at fair value**	5,369,411	349,590
Cash	349,066	23,211
Receivables:
Investments in affiliated underlying funds sold	117,320	—
Fund shares sold	191,431	62,525
Dividends	4,713	307
Prepaid expenses	18	2
Reimbursement due from Investment Adviser	39,006	4,340
Other assets	1,505	22
Total assets	291,491,559	21,274,546
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	—	41,351
Payable for fund shares redeemed	308,752	21,174
Payable for investment management fees	48,865	3,423
Payable for distribution and shareholder service fees	8,950	1,144
Payable for directors fees	1,229	61
Payable to directors under the deferred compensation plan (Note 6)	1,505	22
Other accrued expenses and liabilities	38,047	19,766
Total liabilities	407,348	86,941
NET ASSETS	$291,084,211	$21,187,605
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$226,959,339	$20,373,446
Total distributable earnings	64,124,872	814,159
NET ASSETS	$291,084,211	$21,187,605
* Cost of investments in affiliated underlying funds	$250,284,911	$20,084,764
** Cost of investments in unaffiliated underlying funds	$5,675,986	$369,550
See Accompanying Notes to Financial Statements
24

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2021 (continued)

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
Class ADV
Net assets	$15,085,467	$1,684,442
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	893,343	131,683
Net asset value and redemption price per share	$16.89	$12.79
Class I
Net assets	$20,266,872	$1,418,890
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,174,686	110,717
Net asset value and redemption price per share	$17.25	$12.82
Class S
Net assets	$9,659,489	$1,626,022
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	566,819	127,066
Net asset value and redemption price per share	$17.04	$12.80
Class S2
Net assets	$2,295,568	$428,328
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	135,302	33,505
Net asset value and redemption price per share	$16.97	$12.78
Class Z
Net assets	$243,776,815	$16,029,923
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	13,943,722	1,247,731
Net asset value and redemption price per share	$17.48	$12.85

See Accompanying Notes to Financial Statements
25

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Index Solution Income Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio	Voya Index Solution 2035 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$16,509,466	$19,947,213	$12,881,488	$19,687,995
Dividends from unaffiliated underlying funds	4,175,376	3,953,820	2,566,995	3,456,855
Total investment income	20,684,842	23,901,033	15,448,483	23,144,850
EXPENSES:
Investment management fees	2,149,246	2,787,030	1,868,247	2,943,814
Distribution and shareholder service fees:
Class ADV	499,840	912,270	231,128	857,626
Class S	354,540	349,663	47,331	287,860
Class S2	70,337	148,318	51,362	177,055
Transfer agent fees:
Class ADV	43,194	83,357	29,696	96,610
Class I	8,118	25,183	6,372	34,315
Class S	61,276	63,900	11,988	64,853
Class S2	7,596	16,939	8,115	24,931
Class Z	1,481	1,236	1,606	1,450
Shareholder reporting expense	9,294	7,875	3,560	6,410
Registration fees	—	38	147	102
Professional fees	50,337	60,225	45,735	74,110
Custody and accounting expense	58,152	67,525	55,445	71,410
Directors fees	38,577	52,255	35,038	55,647
Miscellaneous expense	180,058	239,547	159,467	251,654
Interest expense	90	—	—	—
Total expenses	3,532,136	4,815,361	2,555,237	4,947,847
Waived and reimbursed fees	(1,914,696)	(2,372,955)	(1,988,094)	(2,644,142)
Net expenses	1,617,440	2,442,406	567,143	2,303,705
Net investment income	19,067,402	21,458,627	14,881,340	20,841,145
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	45,261,338	66,641,418	42,944,690	79,472,608
Sale of affiliated funding agreements	10,525	9,702	4,802	—
Sale of unaffiliated underlying funds	955,117	(4,015,227)	(2,159,018)	(3,521,229)
Capital gain distributions from affiliated underlying funds	24,951,663	49,725,137	34,760,604	60,284,198
Futures	(262,331)	2,024,735	852,753	1,380,504
Net realized gain	70,916,312	114,385,765	76,403,831	137,616,081
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(30,356,640)	(2,759,543)	11,280,780	23,944,569
Affiliated funding agreements	241,793	345,246	241,275	—
Unaffiliated underlying funds	(1,991,625)	(890,760)	(711,217)	(715,214)
Futures	87,795	(310,748)	(48,956)	(76,962)
Net change in unrealized appreciation (depreciation)	(32,018,677)	(3,615,805)	10,761,882	23,152,393
Net realized and unrealized gain	38,897,635	110,769,960	87,165,713	160,768,474
Increase in net assets resulting from operations	$57,965,037	$132,228,587	$102,047,053	$181,609,619
See Accompanying Notes to Financial Statements
26

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio	Voya Index Solution 2055 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$10,352,947	$14,243,528	$7,482,060	$7,813,693
Dividends from unaffiliated underlying funds	1,457,274	1,609,379	355,150	381,112
Total investment income	11,810,221	15,852,907	7,837,210	8,194,805
EXPENSES:
Investment management fees	1,537,693	2,158,864	1,068,592	1,130,338
Distribution and shareholder service fees:
Class ADV	141,987	658,248	110,315	306,982
Class S	38,300	206,473	37,221	111,157
Class S2	19,326	112,545	15,878	79,328
Transfer agent fees:
Class ADV	29,203	100,262	28,610	69,307
Class I	9,101	39,749	13,648	43,564
Class S	15,748	62,867	19,311	50,391
Class S2	4,971	21,393	5,166	22,284
Class Z	1,525	1,210	894	1,029
Shareholder reporting expense	3,560	6,320	4,931	12,255
Registration fees	147	102	117	113
Professional fees	38,208	52,713	25,467	23,160
Custody and accounting expense	36,740	56,535	36,640	33,850
Directors fees	29,507	41,812	21,100	22,256
Miscellaneous expense	123,804	175,081	89,331	96,094
Interest expense	—	19	—	—
Total expenses	2,029,820	3,694,193	1,477,221	2,002,108
Waived and reimbursed fees	(1,675,006)	(1,985,880)	(1,177,774)	(1,097,560)
Net expenses	354,814	1,708,313	299,447	904,548
Net investment income	11,455,407	14,144,594	7,537,763	7,290,257
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	38,428,468	60,146,357	28,958,507	30,076,866
Sale of unaffiliated underlying funds	483,116	672,270	351,688	2,154,155
Capital gain distributions from affiliated underlying funds	35,373,247	53,173,766	26,908,565	28,433,128
Futures	2,685,458	4,261,791	1,251,772	1,331,728
Net realized gain	76,970,289	118,254,184	57,470,532	61,995,877
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	24,218,524	38,075,904	20,541,171	22,203,646
Unaffiliated underlying funds	(1,003,090)	(1,344,969)	(634,412)	(2,024,370)
Futures	(334,242)	(448,806)	(92,362)	(102,122)
Net change in unrealized appreciation (depreciation)	22,881,192	36,282,129	19,814,397	20,077,154
Net realized and unrealized gain	99,851,481	154,536,313	77,284,929	82,073,031
Increase in net assets resulting from operations	$111,306,888	$168,680,907	$84,822,692	$89,363,288
See Accompanying Notes to Financial Statements
27

STATEMENTS OF OPERATIONS for the year ended December 31, 2021

	Voya Index Solution 2060 Portfolio	Voya Index Solution 2065 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$3,478,060	$199,655
Dividends from unaffiliated underlying funds	172,573	10,159
Total investment income	3,650,633	209,814
EXPENSES:
Investment management fees	499,023	24,974
Distribution and shareholder service fees:
Class ADV	64,615	6,213
Class S	22,572	2,617
Class S2	9,207	1,180
Transfer agent fees:
Class ADV	21,467	1,729
Class I	28,459	1,146
Class S	15,033	1,528
Class S2	3,844	433
Class Z	550	1,010
Shareholder reporting expense	3,028	365
Registration fees	101	4
Professional fees	13,908	4,115
Custody and accounting expense	21,520	9,735
Directors fees	9,826	492
Offering expense	—	7,624
Miscellaneous expense	45,376	11,278
Total expenses	758,529	74,443
Waived and reimbursed fees	(556,630)	(56,451)
Net expenses	201,899	17,992
Net investment income	3,448,734	191,822
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	14,130,715	564,540
Sale of unaffiliated underlying funds	845,999	22,621
Capital gain distributions from affiliated underlying funds	12,709,782	641,578
Futures	724,068	—
Net realized gain	28,410,564	1,228,739
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	8,886,279	350,210
Unaffiliated underlying funds	(801,638)	(24,498)
Futures	(64,059)	—
Net change in unrealized appreciation (depreciation)	8,020,582	325,712
Net realized and unrealized gain	36,431,146	1,554,451
Increase in net assets resulting from operations	$39,879,880	$1,746,273

See Accompanying Notes to Financial Statements
28

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2025 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$19,067,402	$15,765,695	$21,458,627	$25,305,300
Net realized gain	70,916,312	20,255,267	114,385,765	44,200,979
Net change in unrealized appreciation (depreciation)	(32,018,677)	37,915,760	(3,615,805)	72,538,172
Increase in net assets resulting from operations	57,965,037	73,936,722	132,228,587	142,044,451
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,839,468)	(2,739,970)	(10,806,715)	(7,813,249)
Class I	(771,721)	(722,414)	(3,537,550)	(2,714,034)
Class S	(5,555,663)	(4,982,635)	(8,623,634)	(5,835,868)
Class S2	(756,222)	(304,139)	(2,347,558)	(1,641,507)
Class Z	(28,759,436)	(9,349,344)	(56,670,753)	(34,391,146)
Total distributions	(39,682,510)	(18,098,502)	(81,986,210)	(52,395,804)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	75,963,411	131,831,050	153,227,809	181,881,107
Proceeds from shares issued in merger (Note 15)	—	441,776,493	—	—
Reinvestment of distributions	39,682,510	18,098,502	81,986,210	52,395,804
	115,645,921	591,706,045	235,214,019	234,276,911
Cost of shares redeemed	(196,133,245)	(128,486,210)	(188,594,277)	(191,725,403)
Net increase (decrease) in net assets resulting from capital share transactions	(80,487,324)	463,219,835	46,619,742	42,551,508
Net increase (decrease) in net assets	(62,204,797)	519,058,055	96,862,119	132,200,155
NET ASSETS:
Beginning of year or period	994,083,296	475,025,241	1,237,652,466	1,105,452,311
End of year or period	$931,878,499	$994,083,296	$1,334,514,585	$1,237,652,466
See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2030 Portfolio		Voya Index Solution 2035 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$14,881,340	$15,914,817	$20,841,145	$23,954,970
Net realized gain	76,403,831	19,891,612	137,616,081	52,317,584
Net change in unrealized appreciation (depreciation)	10,761,882	58,809,247	23,152,393	84,257,335
Increase in net assets resulting from operations	102,047,053	94,615,676	181,609,619	160,529,889
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(2,288,149)	(1,626,967)	(9,891,643)	(8,357,037)
Class I	(506,369)	(409,433)	(3,819,146)	(3,457,004)
Class S	(895,282)	(671,172)	(6,800,155)	(5,329,917)
Class S2	(642,134)	(335,167)	(2,812,027)	(1,886,218)
Class Z	(39,398,935)	(27,537,089)	(61,202,550)	(39,169,338)
Total distributions	(43,730,869)	(30,579,828)	(84,525,521)	(58,199,514)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	143,922,966	140,373,100	175,092,134	188,359,365
Reinvestment of distributions	43,730,869	30,579,828	84,525,521	58,199,514
	187,653,835	170,952,928	259,617,655	246,558,879
Cost of shares redeemed	(82,201,435)	(79,365,913)	(143,063,124)	(175,307,423)
Net increase in net assets resulting from capital share transactions	105,452,400	91,587,015	116,554,531	71,251,456
Net increase in net assets	163,768,584	155,622,863	213,638,629	173,581,831
NET ASSETS:
Beginning of year or period	779,556,979	623,934,116	1,257,193,589	1,083,611,758
End of year or period	$943,325,563	$779,556,979	$1,470,832,218	$1,257,193,589
See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2040 Portfolio		Voya Index Solution 2045 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$11,455,407	$11,932,978	$14,144,594	$16,340,579
Net realized gain	76,970,289	17,347,476	118,254,184	38,749,191
Net change in unrealized appreciation (depreciation)	22,881,192	56,766,366	36,282,129	71,679,396
Increase in net assets resulting from operations	111,306,888	86,046,820	168,680,907	126,769,166
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,250,768)	(1,035,335)	(7,176,007)	(6,283,226)
Class I	(417,084)	(321,833)	(2,972,561)	(3,063,168)
Class S	(683,959)	(519,370)	(4,580,764)	(3,773,890)
Class S2	(231,822)	(138,265)	(1,610,486)	(1,178,350)
Class Z	(32,448,073)	(22,211,017)	(42,981,726)	(27,811,102)
Total distributions	(35,031,706)	(24,225,820)	(59,321,544)	(42,109,736)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	132,447,571	127,966,528	137,700,779	176,126,996
Reinvestment of distributions	35,031,706	24,225,820	59,321,544	42,109,736
	167,479,277	152,192,348	197,022,323	218,236,732
Cost of shares redeemed	(54,186,808)	(54,212,607)	(107,534,231)	(121,140,377)
Net increase in net assets resulting from capital share transactions	113,292,469	97,979,741	89,488,092	97,096,355
Net increase in net assets	189,567,651	159,800,741	198,847,455	181,755,785
NET ASSETS:
Beginning of year or period	630,359,020	470,558,279	928,959,524	747,203,739
End of year or period	$819,926,671	$630,359,020	$1,127,806,979	$928,959,524
See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2050 Portfolio		Voya Index Solution 2055 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$7,537,763	$7,978,125	$7,290,257	$8,002,619
Net realized gain	57,470,532	10,358,760	61,995,877	15,810,552
Net change in unrealized appreciation (depreciation)	19,814,397	42,996,640	20,077,154	43,015,775
Increase in net assets resulting from operations	84,822,692	61,333,525	89,363,288	66,828,946
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(838,663)	(775,910)	(2,706,151)	(2,421,084)
Class I	(428,229)	(348,884)	(1,828,389)	(1,744,199)
Class S	(589,859)	(519,111)	(2,098,710)	(1,713,622)
Class S2	(154,127)	(127,088)	(961,382)	(624,512)
Class Z	(19,735,291)	(14,963,072)	(18,962,412)	(12,189,910)
Total distributions	(21,746,169)	(16,734,065)	(26,557,044)	(18,693,327)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	107,713,612	105,675,567	111,457,278	114,774,349
Reinvestment of distributions	21,746,169	16,734,065	26,557,044	18,693,327
	129,459,781	122,409,632	138,014,322	133,467,676
Cost of shares redeemed	(40,985,486)	(48,387,465)	(55,192,501)	(56,481,022)
Net increase in net assets resulting from capital share transactions	88,474,295	74,022,167	82,821,821	76,986,654
Net increase in net assets	151,550,818	118,621,627	145,628,065	125,122,273
NET ASSETS:
Beginning of year or period	443,340,532	324,718,905	475,149,850	350,027,577
End of year or period	$594,891,350	$443,340,532	$620,777,915	$475,149,850
See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2060 Portfolio		Voya Index Solution 2065 Portfolio
	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	July 29, 2020(1) to December 31, 2020
FROM OPERATIONS:
Net investment income	$3,448,734	$3,007,762	$191,822	$31,655
Net realized gain	28,410,564	3,624,556	1,228,739	33,593
Net change in unrealized appreciation (depreciation)	8,020,582	20,533,492	325,712	404,113
Increase in net assets resulting from operations	39,879,880	27,165,810	1,746,273	469,361
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(391,665)	(374,965)	(102,873)	(2,696)
Class I	(589,841)	(389,656)	(91,623)	(2,881)
Class S	(298,973)	(254,832)	(103,041)	(2,954)
Class S2	(74,446)	(55,293)	(27,062)	(1,341)
Class Z	(7,315,564)	(4,123,271)	(1,042,492)	(25,485)
Total distributions	(8,670,489)	(5,198,017)	(1,367,091)	(35,357)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	79,342,429	75,479,359	17,085,615	4,299,579
Reinvestment of distributions	8,670,489	5,198,017	1,367,091	35,357
	88,012,918	80,677,376	18,452,706	4,334,936
Cost of shares redeemed	(23,039,438)	(16,986,595)	(2,114,217)	(299,006)
Net increase in net assets resulting from capital share transactions	64,973,480	63,690,781	16,338,489	4,035,930
Net increase in net assets	96,182,871	85,658,574	16,717,671	4,469,934
NET ASSETS:
Beginning of year or period	194,901,340	109,242,766	4,469,934	—
End of year or period	$291,084,211	$194,901,340	$21,187,605	$4,469,934

(1)
Commencement of operations.

See Accompanying Notes to Financial Statements
33

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-21	11.27	0.16•	0.47	0.63	0.16	0.29	—	0.45	—	11.45	5.62	0.80	0.74	0.74	1.40	96,649	30
12-31-20	10.54	0.20•	0.91	1.11	0.17	0.21	—	0.38	—	11.27	10.74	0.79	0.74	0.74	1.85	104,557	45
12-31-19	9.66	0.16•	1.05	1.21	0.18	0.15	—	0.33	—	10.54	12.62	0.76	0.74	0.74	1.52	81,027	38
12-31-18	10.34	0.16•	(0.51)	(0.35)	0.17	0.16	—	0.33	—	9.66	(3.50)	0.77	0.71	0.71	1.59	87,697	38
12-31-17	9.71	0.16•	0.68	0.84	0.16	0.05	—	0.21	—	10.34	8.69	0.76	0.68	0.68	1.64	110,507	32
Class I
12-31-21	11.58	0.22•	0.48	0.70	0.21	0.29	—	0.50	—	11.78	6.09	0.30	0.24	0.24	1.87	15,867	30
12-31-20	10.82	0.25•	0.95	1.20	0.23	0.21	—	0.44	—	11.58	11.32	0.29	0.24	0.24	2.31	20,513	45
12-31-19	9.92	0.21•	1.08	1.29	0.24	0.15	—	0.39	—	10.82	13.16	0.26	0.24	0.24	2.02	18,653	38
12-31-18	10.62	0.23	(0.54)	(0.31)	0.23	0.16	—	0.39	—	9.92	(3.04)	0.27	0.21	0.21	2.11	21,140	38
12-31-17	9.96	0.22•	0.71	0.93	0.22	0.05	—	0.27	—	10.62	9.36	0.26	0.18	0.18	2.11	22,916	32
Class S
12-31-21	11.46	0.19•	0.47	0.66	0.18	0.29	—	0.47	—	11.65	5.81	0.55	0.49	0.49	1.65	131,694	30
12-31-20	10.71	0.23	0.93	1.16	0.20	0.21	—	0.41	—	11.46	11.05	0.54	0.49	0.49	2.10	147,405	45
12-31-19	9.82	0.19•	1.06	1.25	0.21	0.15	—	0.36	—	10.71	12.88	0.51	0.49	0.49	1.78	136,385	38
12-31-18	10.51	0.19•	(0.52)	(0.33)	0.20	0.16	—	0.36	—	9.82	(3.25)	0.52	0.46	0.46	1.84	140,647	38
12-31-17	9.86	0.19•	0.70	0.89	0.19	0.05	—	0.24	—	10.51	9.06	0.51	0.43	0.43	1.89	168,730	32
Class S2
12-31-21	11.20	0.17•	0.47	0.64	0.19	0.29	—	0.48	—	11.36	5.69	0.70	0.64	0.64	1.50	18,519	30
12-31-20	10.48	0.21•	0.90	1.11	0.18	0.21	—	0.39	—	11.20	10.79	0.69	0.64	0.64	1.99	16,526	45
12-31-19	9.61	0.16•	1.05	1.21	0.19	0.15	—	0.34	—	10.48	12.70	0.66	0.64	0.64	1.55	8,387	38
12-31-18	10.29	0.19•	(0.52)	(0.33)	0.19	0.16	—	0.35	—	9.61	(3.39)	0.67	0.61	0.61	1.85	16,240	38
12-31-17	9.66	0.18•	0.68	0.86	0.18	0.05	—	0.23	—	10.29	8.89	0.66	0.58	0.58	1.75	12,928	32
Class Z
12-31-21	11.72	0.25•	0.50	0.75	0.22	0.29	—	0.51	—	11.96	6.41	0.26	0.00*	0.00*	2.14	669,150	30
12-31-20	10.93	0.30•	0.93	1.23	0.23	0.21	—	0.44	—	11.72	11.48	0.25	0.00*	0.00*	2.66	705,082	45
12-31-19	9.99	0.25•	1.08	1.33	0.24	0.15	—	0.39	—	10.93	13.47	0.26	0.00*	0.00*	2.32	230,574	38
12-31-18	10.67	0.24•	(0.53)	(0.29)	0.23	0.16	—	0.39	—	9.99	(2.83)	0.27	0.00*	0.00*	2.33	178,763	38
12-31-17	9.99	0.25•	0.70	0.95	0.22	0.05	—	0.27	—	10.67	9.54	0.26	0.00*	0.00*	2.45	169,194	32
Voya Index Solution 2025 Portfolio
Class ADV
12-31-21	12.08	0.13•	1.09	1.22	0.22	0.55	—	0.77	—	12.53	10.20	0.79	0.74	0.74	1.07	176,976	40
12-31-20	11.22	0.19•	1.17	1.36	0.17	0.33	—	0.50	—	12.08	12.50	0.79	0.74	0.74	1.70	186,131	50
12-31-19	9.99	0.17•	1.61	1.78	0.16	0.39	—	0.55	—	11.22	18.15	0.75	0.72	0.72	1.55	193,477	28
12-31-18	10.94	0.17•	(0.73)	(0.56)	0.14	0.25	—	0.39	—	9.99	(5.37)	0.76	0.70	0.70	1.53	196,102	35
12-31-17	9.89	0.15•	1.25	1.40	0.14	0.21	—	0.35	—	10.94	14.32	0.76	0.68	0.68	1.44	232,790	32

See Accompanying Notes to Financial Statements
34

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class I
12-31-21	12.40	0.20•	1.11	1.31	0.28	0.55	—	0.83	—	12.88	10.70	0.29	0.24	0.24	1.56	53,067	40
12-31-20	11.51	0.24•	1.21	1.45	0.23	0.33	—	0.56	—	12.40	13.05	0.29	0.24	0.24	2.13	52,341	50
12-31-19	10.24	0.23•	1.65	1.88	0.22	0.39	—	0.61	—	11.51	18.78	0.25	0.22	0.22	2.07	60,504	28
12-31-18	11.21	0.23	(0.76)	(0.53)	0.19	0.25	—	0.44	—	10.24	(4.94)	0.26	0.20	0.20	2.06	56,645	35
12-31-17	10.13	0.21•	1.27	1.48	0.19	0.21	—	0.40	—	11.21	14.84	0.26	0.18	0.18	1.94	60,664	32
Class S
12-31-21	12.26	0.17•	1.09	1.26	0.25	0.55	—	0.80	—	12.72	10.42	0.54	0.49	0.49	1.33	134,629	40
12-31-20	11.38	0.24	1.17	1.41	0.20	0.33	—	0.53	—	12.26	12.83	0.54	0.49	0.49	1.97	135,558	50
12-31-19	10.13	0.21	1.62	1.83	0.19	0.39	—	0.58	—	11.38	18.46	0.50	0.47	0.47	1.82	133,118	28
12-31-18	11.09	0.19•	(0.74)	(0.55)	0.16	0.25	—	0.41	—	10.13	(5.17)	0.51	0.45	0.45	1.78	120,905	35
12-31-17	10.02	0.18•	1.26	1.44	0.16	0.21	—	0.37	—	11.09	14.62	0.51	0.43	0.43	1.69	149,827	32
Class S2
12-31-21	12.02	0.14•	1.07	1.21	0.23	0.55	—	0.78	—	12.45	10.24	0.69	0.64	0.64	1.17	36,074	40
12-31-20	11.17	0.20•	1.18	1.38	0.20	0.33	—	0.53	—	12.02	12.71	0.69	0.64	0.64	1.85	36,080	50
12-31-19	9.96	0.18•	1.60	1.78	0.18	0.39	—	0.57	—	11.17	18.23	0.65	0.62	0.62	1.70	32,859	28
12-31-18	10.90	0.17•	(0.72)	(0.55)	0.14	0.25	—	0.39	—	9.96	(5.29)	0.66	0.60	0.60	1.61	26,038	35
12-31-17	9.86	0.16•	1.24	1.40	0.15	0.21	—	0.36	—	10.90	14.41	0.66	0.58	0.58	1.55	34,197	32
Class Z
12-31-21	12.56	0.24•	1.12	1.36	0.28	0.55	—	0.83	—	13.09	11.03	0.25	0.00*	0.00*	1.83	933,768	40
12-31-20	11.62	0.29•	1.21	1.50	0.23	0.33	—	0.56	—	12.56	13.36	0.24	0.00*	0.00*	2.49	827,543	50
12-31-19	10.31	0.26•	1.66	1.92	0.22	0.39	—	0.61	—	11.62	19.04	0.25	0.00*	0.00*	2.35	685,495	28
12-31-18	11.26	0.26•	(0.77)	(0.51)	0.19	0.25	—	0.44	—	10.31	(4.74)	0.26	0.00*	0.00*	2.31	452,255	35
12-31-17	10.16	0.25•	1.25	1.50	0.19	0.21	—	0.40	—	11.26	15.00	0.26	0.00*	0.00*	2.31	371,838	32
Voya Index Solution 2030 Portfolio
Class ADV
12-31-21	17.23	0.18•	1.84	2.02	0.29	0.59	—	0.88	—	18.37	11.80	0.81	0.74	0.74	1.00	46,915	41
12-31-20	15.89	0.26•	1.77	2.03	0.23	0.46	—	0.69	—	17.23	13.22	0.83	0.74	0.74	1.69	42,311	45
12-31-19	13.81	0.23•	2.53	2.76	0.20	0.48	—	0.68	—	15.89	20.35	0.74	0.73	0.73	1.55	36,621	29
12-31-18	15.28	0.24•	(1.21)	(0.97)	0.15	0.35	—	0.50	—	13.81	(6.60)	0.75	0.70	0.70	1.61	27,143	33
12-31-17	13.22	0.21•	1.98	2.19	0.05	0.08	—	0.13	—	15.28	16.62	0.76	0.69	0.69	1.48	20,939	32
Class I
12-31-21	17.78	0.28•	1.90	2.18	0.35	0.59	—	0.94	—	19.02	12.40	0.31	0.24	0.24	1.51	10,579	41
12-31-20	16.37	0.34•	1.82	2.16	0.29	0.46	—	0.75	—	17.78	13.72	0.33	0.24	0.24	2.13	9,372	45
12-31-19	14.19	0.31•	2.61	2.92	0.26	0.48	—	0.74	—	16.37	21.02	0.24	0.23	0.23	2.01	8,674	29
12-31-18	15.65	0.31•	(1.23)	(0.92)	0.19	0.35	—	0.54	—	14.19	(6.11)	0.25	0.20	0.20	2.03	6,304	33
12-31-17	13.50	0.31•	1.99	2.30	0.07	0.08	—	0.15	—	15.65	17.14	0.26	0.19	0.19	2.10	4,953	32

See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2030 Portfolio (continued)
Class S
12-31-21	17.63	0.23•	1.90	2.13	0.32	0.59	—	0.91	—	18.85	12.18	0.56	0.49	0.49	1.24	20,843	41
12-31-20	16.24	0.31•	1.79	2.10	0.25	0.46	—	0.71	—	17.63	13.45	0.58	0.49	0.49	1.96	17,414	45
12-31-19	14.09	0.28•	2.58	2.86	0.23	0.48	—	0.71	—	16.24	20.67	0.49	0.48	0.48	1.79	14,570	29
12-31-18	15.56	0.28	(1.24)	(0.96)	0.16	0.35	—	0.51	—	14.09	(6.40)	0.50	0.45	0.45	1.77	11,224	33
12-31-17	13.44	0.27•	1.99	2.26	0.06	0.08	—	0.14	—	15.56	16.91	0.51	0.44	0.44	1.82	12,320	32
Class S2
12-31-21	17.35	0.20•	1.87	2.07	0.32	0.59	—	0.91	—	18.51	12.01	0.71	0.64	0.64	1.12	14,118	41
12-31-20	16.02	0.31•	1.73	2.04	0.25	0.46	—	0.71	—	17.35	13.26	0.73	0.64	0.64	1.96	10,670	45
12-31-19	13.94	0.27•	2.53	2.80	0.24	0.48	—	0.72	—	16.02	20.50	0.64	0.63	0.63	1.77	5,688	29
12-31-18	15.37	0.26•	(1.22)	(0.96)	0.12	0.35	—	0.47	—	13.94	(6.47)	0.65	0.60	0.60	1.74	2,239	33
12-31-17	13.29	0.22•	1.99	2.21	0.05	0.08	—	0.13	—	15.37	16.69	0.66	0.59	0.59	1.54	1,800	32
Class Z
12-31-21	17.96	0.33•	1.92	2.25	0.37	0.59	—	0.96	—	19.25	12.64	0.25	0.00*	0.00*	1.76	850,871	41
12-31-20	16.48	0.40•	1.83	2.23	0.29	0.46	—	0.75	—	17.96	14.06	0.24	0.00*	0.00*	2.45	699,789	45
12-31-19	14.26	0.36•	2.60	2.96	0.26	0.48	—	0.74	—	16.48	21.20	0.24	0.00*	0.00*	2.30	558,381	29
12-31-18	15.69	0.36•	(1.25)	(0.89)	0.19	0.35	—	0.54	—	14.26	(5.90)	0.25	0.00*	0.00*	2.29	348,273	33
12-31-17	13.51	0.35•	1.98	2.33	0.07	0.08	—	0.15	—	15.69	17.35	0.26	0.00*	0.00*	2.36	267,328	32
Voya Index Solution 2035 Portfolio
Class ADV
12-31-21	12.69	0.12•	1.58	1.70	0.19	0.61	—	0.80	—	13.59	13.56	0.80	0.74	0.74	0.89	169,629	38
12-31-20	11.72	0.18•	1.37	1.55	0.16	0.42	—	0.58	—	12.69	13.85	0.80	0.74	0.74	1.58	172,517	45
12-31-19	10.14	0.17•	2.00	2.17	0.15	0.44	—	0.59	—	11.72	21.91	0.74	0.73	0.73	1.51	186,455	28
12-31-18	11.34	0.16•	(0.94)	(0.78)	0.13	0.29	—	0.42	—	10.14	(7.26)	0.75	0.70	0.70	1.45	176,145	33
12-31-17	9.98	0.15•	1.61	1.76	0.13	0.27	—	0.40	—	11.34	17.95	0.76	0.68	0.68	1.37	215,074	25
Class I
12-31-21	13.07	0.19•	1.64	1.83	0.26	0.61	—	0.87	—	14.03	14.17	0.30	0.24	0.24	1.40	60,969	38
12-31-20	12.06	0.23•	1.43	1.66	0.23	0.42	—	0.65	—	13.07	14.41	0.30	0.24	0.24	2.01	54,401	45
12-31-19	10.42	0.24	2.05	2.29	0.21	0.44	—	0.65	—	12.06	22.58	0.24	0.23	0.23	2.00	64,433	28
12-31-18	11.65	0.22	(0.98)	(0.76)	0.18	0.29	—	0.47	—	10.42	(6.86)	0.25	0.20	0.20	1.99	55,982	33
12-31-17	10.23	0.20	1.68	1.88	0.19	0.27	—	0.46	—	11.65	18.65	0.26	0.18	0.18	1.89	58,021	25
Class S
12-31-21	12.90	0.16•	1.61	1.77	0.23	0.61	—	0.84	—	13.83	13.87	0.55	0.49	0.49	1.16	114,671	38
12-31-20	11.91	0.23	1.37	1.60	0.19	0.42	—	0.61	—	12.90	14.12	0.55	0.49	0.49	1.86	112,188	45
12-31-19	10.29	0.21	2.03	2.24	0.18	0.44	—	0.62	—	11.91	22.36	0.49	0.48	0.48	1.76	110,305	28
12-31-18	11.51	0.19•	(0.97)	(0.78)	0.15	0.29	—	0.44	—	10.29	(7.12)	0.50	0.45	0.45	1.70	96,259	33
12-31-17	10.11	0.17•	1.66	1.83	0.16	0.27	—	0.43	—	11.51	18.39	0.51	0.43	0.43	1.61	121,702	25

See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio (continued)
Class S2
12-31-21	12.66	0.13•	1.58	1.71	0.22	0.61	—	0.83	—	13.54	13.65	0.70	0.64	0.64	0.96	40,801	38
12-31-20	11.71	0.20•	1.36	1.56	0.19	0.42	—	0.61	—	12.66	13.93	0.70	0.64	0.64	1.79	41,739	45
12-31-19	10.13	0.18•	2.00	2.18	0.16	0.44	—	0.60	—	11.71	22.09	0.64	0.63	0.63	1.62	33,877	28
12-31-18	11.32	0.17•	(0.94)	(0.77)	0.13	0.29	—	0.42	—	10.13	(7.14)	0.65	0.60	0.60	1.52	29,751	33
12-31-17	9.96	0.16	1.62	1.78	0.15	0.27	—	0.42	—	11.32	18.14	0.66	0.58	0.58	1.50	37,316	25
Class Z
12-31-21	13.26	0.23•	1.66	1.89	0.27	0.61	—	0.88	—	14.27	14.41	0.24	0.00*	0.00*	1.67	1,084,762	38
12-31-20	12.20	0.28•	1.43	1.71	0.23	0.42	—	0.65	—	13.26	14.66	0.24	0.00*	0.00*	2.40	876,349	45
12-31-19	10.51	0.27•	2.07	2.34	0.21	0.44	—	0.65	—	12.20	22.88	0.24	0.00*	0.00*	2.31	688,542	28
12-31-18	11.72	0.26•	(1.00)	(0.74)	0.18	0.29	—	0.47	—	10.51	(6.64)	0.25	0.00*	0.00*	2.24	412,024	33
12-31-17	10.27	0.25•	1.66	1.91	0.19	0.27	—	0.46	—	11.72	18.88	0.26	0.00*	0.00*	2.26	327,540	25
Voya Index Solution 2040 Portfolio
Class ADV
12-31-21	18.49	0.16•	2.76	2.92	0.25	0.64	—	0.89	—	20.52	15.95	0.84	0.74	0.74	0.83	28,989	35
12-31-20	16.81	0.27	2.16	2.43	0.22	0.53	—	0.75	—	18.49	15.08	0.86	0.74	0.74	1.62	26,276	32
12-31-19	14.29	0.24•	3.01	3.25	0.19	0.54	—	0.73	—	16.81	23.19	0.74	0.73	0.73	1.48	24,422	23
12-31-18	16.00	0.23•	(1.45)	(1.22)	0.13	0.36	—	0.49	—	14.29	(7.94)	0.75	0.71	0.71	1.48	15,441	30
12-31-17	13.57	0.21•	2.36	2.57	0.05	0.09	—	0.14	—	16.00	19.05	0.77	0.68	0.68	1.44	11,117	29
Class I
12-31-21	19.04	0.28•	2.85	3.13	0.34	0.64	—	0.98	—	21.19	16.58	0.34	0.24	0.24	1.35	9,660	35
12-31-20	17.28	0.37•	2.21	2.58	0.29	0.53	—	0.82	—	19.04	15.62	0.36	0.24	0.24	2.20	7,830	32
12-31-19	14.65	0.32•	3.09	3.41	0.24	0.54	—	0.78	—	17.28	23.82	0.24	0.23	0.23	1.95	5,832	23
12-31-18	16.36	0.32•	(1.50)	(1.18)	0.17	0.36	—	0.53	—	14.65	(7.53)	0.25	0.21	0.21	1.97	3,952	30
12-31-17	13.82	0.32•	2.38	2.70	0.07	0.09	—	0.16	—	16.36	19.68	0.27	0.18	0.18	2.12	2,612	29
Class S
12-31-21	18.99	0.23•	2.84	3.07	0.30	0.64	—	0.94	—	21.12	16.30	0.59	0.49	0.49	1.12	16,775	35
12-31-20	17.24	0.32•	2.21	2.53	0.25	0.53	—	0.78	—	18.99	15.34	0.61	0.49	0.49	1.94	13,728	32
12-31-19	14.62	0.28•	3.09	3.37	0.21	0.54	—	0.75	—	17.24	23.53	0.49	0.48	0.48	1.71	11,372	23
12-31-18	16.33	0.26	(1.47)	(1.21)	0.14	0.36	—	0.50	—	14.62	(7.73)	0.50	0.46	0.46	1.64	7,981	30
12-31-17	13.82	0.25•	2.41	2.66	0.06	0.09	—	0.15	—	16.33	19.39	0.52	0.43	0.43	1.64	8,832	29
Class S2
12-31-21	18.68	0.18•	2.80	2.98	0.29	0.64	—	0.93	—	20.73	16.09	0.74	0.64	0.64	0.89	4,354	35
12-31-20	16.98	0.31•	2.16	2.47	0.24	0.53	—	0.77	—	18.68	15.17	0.76	0.64	0.64	1.89	4,557	32
12-31-19	14.42	0.24•	3.06	3.30	0.20	0.54	—	0.74	—	16.98	23.36	0.64	0.63	0.63	1.51	2,896	23
12-31-18	16.13	0.23•	(1.46)	(1.23)	0.12	0.36	—	0.48	—	14.42	(7.90)	0.65	0.61	0.61	1.47	1,905	30
12-31-17	13.67	0.23•	2.38	2.61	0.06	0.09	—	0.15	—	16.13	19.21	0.67	0.58	0.58	1.50	1,688	29

See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class Z
12-31-21	19.27	0.33•	2.89	3.22	0.36	0.64	—	1.00	—	21.49	16.86	0.24	0.00*	0.00*	1.60	760,148	35
12-31-20	17.43	0.41•	2.25	2.66	0.29	0.53	—	0.82	—	19.27	15.96	0.23	0.00*	0.00*	2.41	577,969	32
12-31-19	14.74	0.37•	3.10	3.47	0.24	0.54	—	0.78	—	17.43	24.08	0.24	0.00*	0.00*	2.25	426,037	23
12-31-18	16.42	0.36•	(1.51)	(1.15)	0.17	0.36	—	0.53	—	14.74	(7.32)	0.25	0.00*	0.00*	2.22	243,229	30
12-31-17	13.85	0.34•	2.39	2.73	0.07	0.09	—	0.16	—	16.42	19.86	0.27	0.00*	0.00*	2.21	169,065	29
Voya Index Solution 2045 Portfolio
Class ADV
12-31-21	13.31	0.11•	2.16	2.27	0.19	0.62	—	0.81	—	14.77	17.25	0.81	0.74	0.74	0.73	132,543	38
12-31-20	12.17	0.18•	1.58	1.76	0.15	0.47	—	0.62	—	13.31	15.23	0.81	0.74	0.74	1.54	129,548	34
12-31-19	10.38	0.16•	2.29	2.45	0.14	0.52	—	0.66	—	12.17	24.29	0.73	0.73	0.73	1.39	134,331	24
12-31-18	11.79	0.15•	(1.13)	(0.98)	0.11	0.32	—	0.43	—	10.38	(8.70)	0.74	0.72	0.72	1.31	122,905	31
12-31-17	10.22	0.13•	1.88	2.01	0.12	0.32	—	0.44	—	11.79	19.96	0.75	0.69	0.69	1.20	148,205	25
Class I
12-31-21	13.81	0.19•	2.24	2.43	0.25	0.62	—	0.87	—	15.37	17.86	0.31	0.24	0.24	1.25	54,110	38
12-31-20	12.61	0.23•	1.66	1.89	0.22	0.47	—	0.69	—	13.81	15.78	0.31	0.24	0.24	1.92	46,883	34
12-31-19	10.74	0.22	2.38	2.60	0.21	0.52	—	0.73	—	12.61	24.89	0.23	0.23	0.23	1.89	53,784	24
12-31-18	12.17	0.22	(1.16)	(0.94)	0.17	0.32	—	0.49	—	10.74	(8.16)	0.24	0.22	0.22	1.84	43,658	31
12-31-17	10.54	0.20•	1.93	2.13	0.18	0.32	—	0.50	—	12.17	20.48	0.25	0.19	0.19	1.76	48,317	25
Class S
12-31-21	13.58	0.15•	2.20	2.35	0.22	0.62	—	0.84	—	15.09	17.56	0.56	0.49	0.49	1.02	84,023	38
12-31-20	12.41	0.23	1.60	1.83	0.19	0.47	—	0.66	—	13.58	15.49	0.56	0.49	0.49	1.80	77,113	34
12-31-19	10.58	0.20	2.33	2.53	0.18	0.52	—	0.70	—	12.41	24.55	0.48	0.48	0.48	1.64	74,022	24
12-31-18	12.00	0.18•	(1.14)	(0.96)	0.14	0.32	—	0.46	—	10.58	(8.44)	0.49	0.47	0.47	1.53	65,002	31
12-31-17	10.40	0.17	1.90	2.07	0.15	0.32	—	0.47	—	12.00	20.21	0.50	0.44	0.44	1.46	87,386	25
Class S2
12-31-21	13.32	0.12•	2.15	2.27	0.21	0.62	—	0.83	—	14.76	17.28	0.71	0.64	0.64	0.85	29,628	38
12-31-20	12.19	0.20•	1.58	1.78	0.18	0.47	—	0.65	—	13.32	15.35	0.71	0.64	0.64	1.72	25,318	34
12-31-19	10.41	0.16	2.30	2.46	0.16	0.52	—	0.68	—	12.19	24.34	0.63	0.63	0.63	1.50	20,384	24
12-31-18	11.80	0.16•	(1.12)	(0.96)	0.11	0.32	—	0.43	—	10.41	(8.52)	0.64	0.62	0.62	1.40	16,121	31
12-31-17	10.24	0.14•	1.88	2.02	0.14	0.32	—	0.46	—	11.80	19.97	0.65	0.59	0.59	1.26	19,206	25
Class Z
12-31-21	14.00	0.23•	2.27	2.50	0.26	0.62	—	0.88	—	15.62	18.14	0.24	0.00*	0.00*	1.52	827,504	38
12-31-20	12.74	0.29•	1.66	1.95	0.22	0.47	—	0.69	—	14.00	16.09	0.23	0.00*	0.00*	2.36	650,098	34
12-31-19	10.82	0.27•	2.38	2.65	0.21	0.52	—	0.73	—	12.74	25.17	0.23	0.00*	0.00*	2.21	464,683	24
12-31-18	12.24	0.26•	(1.19)	(0.93)	0.17	0.32	—	0.49	—	10.82	(8.03)	0.24	0.00*	0.00*	2.14	273,348	31
12-31-17	10.57	0.24•	1.93	2.17	0.18	0.32	—	0.50	—	12.24	20.81	0.25	0.00*	0.00*	2.12	208,189	25

See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2050 Portfolio
Class ADV
12-31-21	18.85	0.15•	3.06	3.21	0.23	0.54	—	0.77	—	21.29	17.22	0.87	0.74	0.74	0.72	23,791	38
12-31-20	17.18	0.25•	2.15	2.40	0.20	0.53	—	0.73	—	18.85	14.66	0.91	0.74	0.74	1.53	19,574	29
12-31-19	14.39	0.24•	3.24	3.48	0.17	0.52	—	0.69	—	17.18	24.60	0.74	0.74	0.74	1.47	17,450	22
12-31-18	16.26	0.22•	(1.62)	(1.40)	0.11	0.36	—	0.47	—	14.39	(8.92)	0.75	0.73	0.73	1.39	11,155	28
12-31-17	13.65	0.20•	2.53	2.73	0.04	0.08	—	0.12	—	16.26	20.12	0.78	0.70	0.70	1.31	7,817	26
Class I
12-31-21	19.33	0.26•	3.15	3.41	0.32	0.54	—	0.86	—	21.88	17.81	0.37	0.24	0.24	1.23	11,548	38
12-31-20	17.58	0.35•	2.20	2.55	0.27	0.53	—	0.80	—	19.33	15.25	0.41	0.24	0.24	2.07	8,770	29
12-31-19	14.69	0.32•	3.31	3.63	0.22	0.52	—	0.74	—	17.58	25.21	0.24	0.24	0.24	1.97	6,367	22
12-31-18	16.55	0.30•	(1.65)	(1.35)	0.15	0.36	—	0.51	—	14.69	(8.49)	0.25	0.23	0.23	1.82	3,851	28
12-31-17	13.84	0.31•	2.55	2.86	0.07	0.08	—	0.15	—	16.55	20.75	0.28	0.20	0.20	2.00	3,195	26
Class S
12-31-21	19.26	0.20•	3.14	3.34	0.28	0.54	—	0.82	—	21.78	17.50	0.62	0.49	0.49	0.96	15,698	38
12-31-20	17.53	0.30•	2.20	2.50	0.24	0.53	—	0.77	—	19.26	14.94	0.66	0.49	0.49	1.80	12,575	29
12-31-19	14.65	0.28•	3.31	3.59	0.19	0.52	—	0.71	—	17.53	24.94	0.49	0.49	0.49	1.70	10,885	22
12-31-18	16.51	0.25	(1.63)	(1.38)	0.12	0.36	—	0.48	—	14.65	(8.68)	0.50	0.48	0.48	1.53	7,477	28
12-31-17	13.83	0.24•	2.58	2.82	0.06	0.08	—	0.14	—	16.51	20.47	0.53	0.45	0.45	1.56	8,090	26
Class S2
12-31-21	18.95	0.19•	3.06	3.25	0.25	0.54	—	0.79	—	21.41	17.33	0.77	0.64	0.64	0.93	3,918	38
12-31-20	17.26	0.29•	2.14	2.43	0.21	0.53	—	0.74	—	18.95	14.77	0.81	0.64	0.64	1.77	3,563	29
12-31-19	14.45	0.25•	3.25	3.50	0.17	0.52	—	0.69	—	17.26	24.69	0.64	0.64	0.64	1.53	3,072	22
12-31-18	16.30	0.22•	(1.60)	(1.38)	0.11	0.36	—	0.47	—	14.45	(8.80)	0.65	0.63	0.63	1.36	2,023	28
12-31-17	13.68	0.23•	2.52	2.75	0.05	0.08	—	0.13	—	16.30	20.21	0.68	0.60	0.60	1.50	1,973	26
Class Z
12-31-21	19.54	0.32•	3.18	3.50	0.34	0.54	—	0.88	—	22.16	18.12	0.24	0.00*	0.00*	1.48	539,936	38
12-31-20	17.73	0.40•	2.21	2.61	0.27	0.53	—	0.80	—	19.54	15.46	0.23	0.00*	0.00*	2.32	398,859	29
12-31-19	14.77	0.37•	3.33	3.70	0.22	0.52	—	0.74	—	17.73	25.56	0.24	0.00*	0.00*	2.23	286,945	22
12-31-18	16.60	0.35•	(1.67)	(1.32)	0.15	0.36	—	0.51	—	14.77	(8.28)	0.25	0.00*	0.00*	2.15	153,539	28
12-31-17	13.85	0.33•	2.57	2.90	0.07	0.08	—	0.15	—	16.60	21.03	0.28	0.00*	0.00*	2.13	97,126	26
Voya Index Solution 2055 Portfolio
Class ADV
12-31-21	17.47	0.13•	2.87	3.00	0.21	0.65	—	0.86	—	19.61	17.32	0.85	0.74	0.74	0.69	63,321	38
12-31-20	15.91	0.24	2.03	2.27	0.18	0.53	—	0.71	—	17.47	14.90	0.89	0.74	0.74	1.49	58,091	29
12-31-19	13.42	0.22	3.00	3.22	0.15	0.58	—	0.73	—	15.91	24.52	0.74	0.74	0.74	1.40	54,378	20
12-31-18	15.18	0.19	(1.49)	(1.30)	0.12	0.34	—	0.46	—	13.42	(8.87)	0.75	0.73	0.73	1.27	46,688	29
12-31-17	13.01	0.16	2.46	2.62	0.14	0.31	—	0.45	—	15.18	20.37	0.76	0.70	0.70	1.19	52,886	25

See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class I
12-31-21	17.95	0.24•	2.95	3.19	0.29	0.65	—	0.94	—	20.20	17.95	0.35	0.24	0.24	1.22	42,496	38
12-31-20	16.33	0.31•	2.09	2.40	0.25	0.53	—	0.78	—	17.95	15.43	0.39	0.24	0.24	1.95	35,009	29
12-31-19	13.75	0.30•	3.09	3.39	0.23	0.58	—	0.81	—	16.33	25.22	0.24	0.24	0.24	1.95	31,202	20
12-31-18	15.54	0.28•	(1.54)	(1.26)	0.19	0.34	—	0.53	—	13.75	(8.48)	0.25	0.23	0.23	1.82	21,247	29
12-31-17	13.29	0.27•	2.49	2.76	0.20	0.31	—	0.51	—	15.54	21.03	0.26	0.20	0.20	1.87	19,100	25
Class S
12-31-21	17.71	0.18•	2.91	3.09	0.25	0.65	—	0.90	—	19.90	17.64	0.60	0.49	0.49	0.93	43,919	38
12-31-20	16.13	0.27•	2.06	2.33	0.22	0.53	—	0.75	—	17.71	15.11	0.64	0.49	0.49	1.76	40,587	29
12-31-19	13.59	0.25•	3.06	3.31	0.19	0.58	—	0.77	—	16.13	24.94	0.49	0.49	0.49	1.66	35,423	20
12-31-18	15.36	0.23	(1.51)	(1.28)	0.15	0.34	—	0.49	—	13.59	(8.66)	0.50	0.48	0.48	1.55	26,744	29
12-31-17	13.16	0.20•	2.48	2.68	0.17	0.31	—	0.48	—	15.36	20.63	0.51	0.45	0.45	1.40	29,602	25
Class S2
12-31-21	17.54	0.15•	2.88	3.03	0.25	0.65	—	0.90	—	19.67	17.43	0.75	0.64	0.64	0.78	20,878	38
12-31-20	15.99	0.27•	2.01	2.28	0.20	0.53	—	0.73	—	17.54	14.97	0.79	0.64	0.64	1.73	17,208	29
12-31-19	13.49	0.23•	3.03	3.26	0.18	0.58	—	0.76	—	15.99	24.68	0.64	0.64	0.64	1.53	11,439	20
12-31-18	15.24	0.20•	(1.49)	(1.29)	0.12	0.34	—	0.46	—	13.49	(8.77)	0.65	0.63	0.63	1.30	7,943	29
12-31-17	13.06	0.19•	2.45	2.64	0.15	0.31	—	0.46	—	15.24	20.50	0.66	0.60	0.60	1.35	10,327	25
Class Z
12-31-21	18.20	0.29•	2.99	3.28	0.32	0.65	—	0.97	—	20.51	18.19	0.24	0.00*	0.00*	1.49	450,163	38
12-31-20	16.51	0.37•	2.10	2.47	0.25	0.53	—	0.78	—	18.20	15.69	0.23	0.00*	0.00*	2.32	324,254	29
12-31-19	13.86	0.35•	3.11	3.46	0.23	0.58	—	0.81	—	16.51	25.54	0.24	0.00*	0.00*	2.23	217,585	20
12-31-18	15.62	0.33•	(1.56)	(1.23)	0.19	0.34	—	0.53	—	13.86	(8.24)	0.25	0.00*	0.00*	2.15	111,996	29
12-31-17	13.33	0.30•	2.50	2.80	0.20	0.31	—	0.51	—	15.62	21.27	0.26	0.00*	0.00*	2.07	68,540	25
Voya Index Solution 2060 Portfolio
Class ADV
12-31-21	14.80	0.12•	2.47	2.59	0.13	0.37	—	0.50	—	16.89	17.65	0.91	0.74	0.74	0.72	15,085	37
12-31-20	13.31	0.18•	1.76	1.94	0.12	0.33	—	0.45	—	14.80	15.11	0.92	0.74	0.74	1.42	11,253	34
12-31-19	11.02	0.18•	2.50	2.68	0.09	0.30	—	0.39	—	13.31	24.62	0.77	0.74	0.74	1.45	9,576	36
12-31-18	12.49	0.17•	(1.23)	(1.06)	0.07	0.34	—	0.41	—	11.02	(8.88)	0.81	0.72	0.72	1.42	6,029	40
12-31-17	10.48	0.16•	1.97	2.13	0.03	0.09	—	0.12	—	12.49	20.44	0.90	0.70	0.70	1.40	4,579	51
Class I
12-31-21	15.10	0.21•	2.51	2.72	0.20	0.37	—	0.57	—	17.25	18.18	0.41	0.24	0.24	1.26	20,267	37
12-31-20	13.55	0.28•	1.77	2.05	0.17	0.33	—	0.50	—	15.10	15.69	0.43	0.24	0.24	2.11	13,765	34
12-31-19	11.19	0.27•	2.52	2.79	0.13	0.30	—	0.43	—	13.55	25.32	0.27	0.24	0.24	2.18	7,603	36
12-31-18	12.65	0.25•	(1.27)	(1.02)	0.10	0.34	—	0.44	—	11.19	(8.46)	0.31	0.22	0.22	2.05	3,020	40
12-31-17	10.57	0.31•	1.91	2.22	0.05	0.09	—	0.14	—	12.65	21.11	0.40	0.20	0.20	2.60	1,563	51

See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2060 Portfolio (continued)
Class S
12-31-21	14.92	0.15•	2.51	2.66	0.17	0.37	—	0.54	—	17.04	17.96	0.66	0.49	0.49	0.95	9,659	37
12-31-20	13.41	0.24•	1.75	1.99	0.15	0.33	—	0.48	—	14.92	15.37	0.68	0.49	0.49	1.83	8,248	34
12-31-19	11.10	0.22•	2.50	2.72	0.11	0.30	—	0.41	—	13.41	24.87	0.52	0.49	0.49	1.74	5,693	36
12-31-18	12.56	0.21•	(1.25)	(1.04)	0.08	0.34	—	0.42	—	11.10	(8.66)	0.56	0.47	0.47	1.70	3,057	40
12-31-17	10.52	0.18•	1.99	2.17	0.04	0.09	—	0.13	—	12.56	20.76	0.65	0.45	0.45	1.51	2,294	51
Class S2
12-31-21	14.87	0.13•	2.49	2.62	0.15	0.37	—	0.52	—	16.97	17.78	0.81	0.64	0.64	0.80	2,296	37
12-31-20	13.37	0.22•	1.74	1.96	0.13	0.33	—	0.46	—	14.87	15.17	0.83	0.64	0.64	1.74	2,098	34
12-31-19	11.07	0.19•	2.51	2.70	0.10	0.30	—	0.40	—	13.37	24.76	0.67	0.64	0.64	1.56	1,545	36
12-31-18	12.51	0.15•	(1.20)	(1.05)	0.05	0.34	—	0.39	—	11.07	(8.75)	0.71	0.62	0.62	1.18	751	40
12-31-17	10.50	0.20•	1.95	2.15	0.05	0.09	—	0.14	—	12.51	20.54	0.80	0.60	0.60	1.68	993	51
Class Z
12-31-21	15.27	0.25•	2.55	2.80	0.22	0.37	—	0.59	—	17.48	18.50	0.24	0.00*	0.00*	1.49	243,777	37
12-31-20	13.67	0.31•	1.79	2.10	0.17	0.33	—	0.50	—	15.27	15.92	0.25	0.00*	0.00*	2.35	159,536	34
12-31-19	11.26	0.29•	2.55	2.84	0.13	0.30	—	0.43	—	13.67	25.61	0.27	0.00*	0.00*	2.31	84,826	36
12-31-18	12.70	0.29•	(1.29)	(1.00)	0.10	0.34	—	0.44	—	11.26	(8.27)	0.31	0.00*	0.00*	2.29	32,971	40
12-31-17	10.60	0.26•	1.98	2.24	0.05	0.09	—	0.14	—	12.70	21.24	0.40	0.00*	0.00*	2.16	15,056	51
Voya Index Solution 2065 Portfolio
Class ADV
12-31-21	11.58	0.12•	1.93	2.05	0.08	0.76	—	0.84	—	12.79	17.74	1.12	0.74	0.74	0.92	1,684	42
07-29-20(5) - 12-31-20	10.00	0.08•	1.58	1.66	0.07	0.01	—	0.08	—	11.58	16.62	2.09	0.74	0.74	1.87	382	17
Class I
12-31-21	11.58	0.20•	1.93	2.13	0.13	0.76	—	0.89	—	12.82	18.45	0.62	0.24	0.24	1.51	1,419	42
07-29-20(5) - 12-31-20	10.00	0.13•	1.55	1.68	0.09	0.01	—	0.10	—	11.58	16.79	1.59	0.24	0.24	2.76	341	17
Class S
12-31-21	11.58	0.16•	1.93	2.09	0.11	0.76	—	0.87	—	12.80	18.08	0.87	0.49	0.49	1.21	1,626	42
07-29-20(5) - 12-31-20	10.00	0.11•	1.56	1.67	0.08	0.01	—	0.09	—	11.58	16.72	1.84	0.49	0.49	2.50	382	17
Class S2
12-31-21	11.57	0.09•	1.97	2.06	0.09	0.76	—	0.85	—	12.78	17.87	1.02	0.64	0.64	0.70	428	42
07-29-20(5) - 12-31-20	10.00	0.13•	1.53	1.66	0.08	0.01	—	0.09	—	11.57	16.59	1.99	0.64	0.64	2.80	175	17
Class Z
12-31-21	11.59	0.22•	1.94	2.16	0.14	0.76	—	0.90	—	12.85	18.69	0.48	0.00*	0.00*	1.72	16,030	42
07-29-20(5) - 12-31-20	10.00	0.12•	1.57	1.69	0.09	0.01	—	0.10	—	11.59	16.89	1.57	0.00*	0.00*	2.74	3,190	17

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-seven active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”), Voya Index Solution 2060 Portfolio (“Index Solution 2060”) and Voya Index Solution 2065 Portfolio (“Index Solution 2065”), each a diversified series of the Company.
Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055, Index Solution 2060 and Index Solution 2065 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context.With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. In establishing its exposure to debt instruments, each Portfolio may invest up to 20% of its assets directly in funding agreements (“Funding Agreements”) with affiliated or unaffiliated (if available) insurance companies (but only 10% of its assets directly in Funding Agreements with affiliated insurance companies). The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by an independent pricing service; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolios’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities.Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2021, certain Portfolios used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Certain Portfolios had purchased and sold futures contracts on various equity indices and also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2021, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. There were no open futures contracts for any Portfolio at December 31, 2021.
	Purchased	Sold
Index Solution Income	$4,808,350	$4,822,625
Index Solution 2025	19,232,965	18,557,240
Index Solution 2030	16,193,360	15,370,080
Index Solution 2035	26,363,580	25,116,960
Index Solution 2040	12,319,830	11,692,510
Index Solution 2045	24,768,595	23,624,216
Index Solution 2050	9,722,005	9,415,669
Index Solution 2055	10,289,165	9,937,593
Index Solution 2060	4,715,515	4,411,156
H. Offering Costs. Costs incurred with the offering of shares of a Portfolio are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.
I. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS AND FUNDING AGREEMENTS
For the year ended December 31, 2021, the cost of purchases and the proceeds from sales of the Underlying Funds and Funding Agreements were as follows:
	Purchases	Sales
Index Solution Income	$291,433,220	$385,988,826
Index Solution 2025	513,304,724	517,749,226
Index Solution 2030	434,950,080	356,559,905
Index Solution 2035	584,026,815	525,689,227
Index Solution 2040	345,925,401	253,581,723
Index Solution 2045	446,693,189	393,744,656
Index Solution 2050	275,595,682	199,224,172
Index Solution 2055	276,395,049	209,770,940
Index Solution 2060	151,795,328	90,890,224
Index Solution 2065	20,286,794	5,169,512
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and/or Funding Agreements and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2021, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	30.39%
	Index Solution 2025	17.75
	Index Solution 2030	12.02
	Index Solution 2035	16.07
	Index Solution 2040	12.63
	Index Solution 2045	17.81
	Index Solution 2050	12.35
	Index Solution 2055	14.97
	Index Solution 2060	14.74
	Index Solution 2065	7.78
Voya Investment Management Co. LLC	Index Solution 2065	13.09
Voya Retirement Insurance and Annuity Company	Index Solution Income	69.59
	Index Solution 2025	82.25
	Index Solution 2030	87.96
	Index Solution 2035	83.92
	Index Solution 2040	87.35
Subsidiary	Portfolio	Percentage
Voya Retirement Insurance and Annuity Company (continued)	Index Solution 2045	82.19
	Index Solution 2050	87.65
	Index Solution 2055	85.03
	Index Solution 2060	85.26
	Index Solution 2065	79.13
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2021, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:
Portfolio	Amount
Index Solution Income	$119,618
Index Solution 2025	188,805
Index Solution 2030	55,994
Index Solution 2035	220,093
Index Solution 2040	58,897
Index Solution 2045	223,795
Index Solution 2050	66,638
Index Solution 2055	185,113
Index Solution 2060	68,689
Index Solution 2065	4,441
NOTE 7 — FUNDING AGREEMENTS
Effective August 31, 2021, Index Solution Income, Index Solution 2025 and Index Solution 2030 each invest in a Funding Agreement issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). VRIAC is a subsidiary of Voya Financial, Inc.
The Funding Agreements have a stable principal value and typically pay interest at a relatively short-term rate, which is subject to change periodically. If VRIAC becomes unable

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 7 — FUNDING AGREEMENTS (continued)

to pay interest or repay principal under each contract, Index Solution Income, Index Solution 2025 and/or Index Solution 2030 may lose money. In a rising interest rate environment, the interest rate provided by a Funding Agreement may not increase as quickly as the yields of other short-term investments. Investing in a Funding Agreement in such an environment could adversely affect each Portfolio’s relative performance. In the case of a Funding Agreement with VRIAC, there can be no guarantee that the interest rate a Portfolio receives under the Funding Agreement will be as favorable to each Portfolio as the rate that might be paid under a Funding Agreement with another, unaffiliated insurer. Neither a Portfolio, the Investment Adviser, VRIAC, nor any of its affiliates guarantee each Portfolio’s performance or that a Portfolio will provide a certain level of income. In the event of an insolvency of the insurer, it is possible that insurance policy holders and other preferred claimants will be paid before each Portfolio. Each Portfolio may withdraw any amount in the Funding Agreements for any reason, at any time.
Interest is credited each calendar day based on the end of day balance and is reinvested in the Funding Agreements. The interest rate is determined by VRIAC and may be revised at any time subject to a 30-day advance notice of any change. If there is a change to the interest rate, VRIAC will not apply a subsequent decrease in the interest rate prior to the last day of the three-month period measured from the first day of the month such prior change was effective. Interest will be accrued to the account value daily at a guaranteed minimum interest rate.
The current day price of each unit of the Funding Agreements issued by VRIAC is determined by applying the current interest rate to the previous day’s price. The significant unobservable input used in the fair value measurement of each Portfolio’s investment in the Funding Agreements issued by VRIAC is the interest rate. Please refer to the tables within each respective Portfolio of Investments for fair value measurements.
During the period ended December 31, 2021, the interest rate for the Funding Agreements issued by VRIAC was 1.60%.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses to the levels listed in the table below.
Portfolio	Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)	Class S2(1)(2)	Class Z(3)(4)
Index Solution Income	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2025	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2030	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2035	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2040	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2045	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2050	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2055	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2060	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2065	0.89%	0.39%	0.64%	0.79%	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund. The limits exclude interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses.

(2)
Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(3)
Pursuant to a side letter agreement, through May 1, 2022, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests, investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of each Portfolio’s business.

The Expense Limitation Agreement is contractual through May 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective June 14, 2021, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 13, 2022. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 14, 2021, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 14, 2021.

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 9 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2021.
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution Income	1	$2,441,000	1.33%
Index Solution 2045	1	546,000	1.26

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2021	448,474	—	338,279	(1,621,093)	(834,340)	5,109,216	—	3,839,468	(18,470,481)	(9,521,797)
12/31/2020	717,747	2,687,004	256,072	(2,069,779)	1,591,044	7,609,479	28,842,421	2,739,970	(22,117,134)	17,074,736
Class I
12/31/2021	167,642	—	66,185	(658,714)	(424,887)	1,970,276	—	771,721	(7,714,945)	(4,972,948)
12/31/2020	487,107	562,341	65,854	(1,067,247)	48,055	5,459,262	6,187,741	722,414	(11,842,053)	527,364
Class S
12/31/2021	217,530	—	481,010	(2,262,925)	(1,564,385)	2,515,739	—	5,555,663	(26,324,900)	(18,253,498)
12/31/2020	707,770	888,803	458,384	(1,920,879)	134,078	7,683,317	9,688,951	4,982,635	(20,857,605)	1,497,298
Class S2
12/31/2021	502,106	—	67,100	(414,779)	154,427	5,713,537	—	756,222	(4,698,325)	1,771,434
12/31/2020	469,538	981,176	28,612	(804,493)	674,833	5,006,516	10,462,773	304,139	(8,562,092)	7,211,337
Class Z
12/31/2021	5,071,310	—	2,431,060	(11,694,957)	(4,192,587)	60,654,643	—	28,759,436	(138,924,594)	(49,510,515)
12/31/2020	9,306,166	34,721,940	842,283	(5,830,726)	39,039,663	106,072,476	386,594,608	9,349,344	(65,107,326)	436,909,100
Index Solution 2025
Class ADV
12/31/2021	1,024,576	—	878,595	(3,178,930)	(1,275,759)	12,675,726	—	10,806,715	(39,555,819)	(16,073,378)
12/31/2020	1,898,294	—	706,442	(4,447,311)	(1,842,575)	21,147,829	—	7,813,249	(48,793,153)	(19,832,075)
Class I
12/31/2021	674,477	—	280,091	(1,055,001)	(100,433)	8,683,047	—	3,537,550	(13,490,514)	(1,269,917)
12/31/2020	1,410,329	—	239,544	(2,688,052)	(1,038,179)	16,542,295	—	2,714,034	(30,884,496)	(11,628,168)
Class S
12/31/2021	793,951	—	690,996	(1,957,242)	(472,295)	10,014,318	—	8,623,634	(24,728,139)	(6,090,187)
12/31/2020	992,489	—	520,595	(2,154,621)	(641,537)	11,098,047	—	5,835,868	(24,039,641)	(7,105,726)
Class S2
12/31/2021	660,546	—	192,108	(957,029)	(104,375)	8,209,547	—	2,347,558	(11,832,103)	(1,274,998)
12/31/2020	881,102	—	149,228	(969,139)	61,191	9,679,413	—	1,641,507	(10,675,295)	645,625
Class Z
12/31/2021	8,730,674	—	4,423,946	(7,662,881)	5,491,739	113,645,171	—	56,670,753	(98,987,702)	71,328,222
12/31/2020	10,748,070	—	2,998,356	(6,868,965)	6,877,461	123,413,523	—	34,391,146	(77,332,818)	80,471,852
Index Solution 2030
Class ADV
12/31/2021	482,643	—	127,403	(513,072)	96,974	8,707,380	—	2,288,149	(9,215,809)	1,779,720
12/31/2020	774,801	—	104,898	(727,448)	152,251	11,983,019	—	1,626,967	(11,079,347)	2,530,639
Class I
12/31/2021	108,259	—	27,298	(106,527)	29,030	2,028,383	—	506,369	(1,968,454)	566,298
12/31/2020	296,207	—	25,622	(324,707)	(2,878)	4,757,963	—	409,433	(5,262,693)	(95,297)
Class S
12/31/2021	298,056	—	48,657	(228,334)	118,379	5,486,199	—	895,282	(4,208,511)	2,172,970
12/31/2020	286,151	—	42,318	(237,809)	90,660	4,549,495	—	671,172	(3,775,271)	1,445,395
Class S2
12/31/2021	313,201	—	35,516	(200,722)	147,995	5,690,660	—	642,134	(3,621,527)	2,711,267
12/31/2020	370,305	—	21,457	(131,949)	259,813	5,815,982	—	335,167	(2,064,055)	4,087,095
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2030 (continued)
Class Z
12/31/2021	6,472,391	—	2,100,156	(3,352,144)	5,220,403	122,010,344	—	39,398,935	(63,187,134)	98,222,145
12/31/2020	6,915,969	—	1,708,256	(3,526,141)	5,098,084	113,266,641	—	27,537,089	(57,184,547)	83,619,183
Index Solution 2035
Class ADV
12/31/2021	822,601	—	747,668	(2,683,246)	(1,112,977)	11,004,007	—	9,891,643	(35,786,364)	(14,890,714)
12/31/2020	1,152,250	—	741,529	(4,206,112)	(2,312,333)	13,111,891	—	8,357,037	(47,882,272)	(26,413,344)
Class I
12/31/2021	642,827	—	280,201	(738,630)	184,398	8,849,484	—	3,819,146	(10,133,109)	2,535,521
12/31/2020	1,426,897	—	298,532	(2,905,565)	(1,180,136)	17,241,026	—	3,457,004	(34,971,857)	(14,273,827)
Class S
12/31/2021	827,678	—	505,588	(1,737,192)	(403,926)	11,223,225	—	6,800,155	(23,555,823)	(5,532,443)
12/31/2020	762,527	—	465,902	(1,793,853)	(565,424)	8,853,175	—	5,329,917	(20,473,784)	(6,290,692)
Class S2
12/31/2021	622,333	—	213,356	(1,119,869)	(284,180)	8,323,500	—	2,812,027	(14,853,546)	(3,718,019)
12/31/2020	663,682	—	167,813	(428,428)	403,067	7,431,450	—	1,886,218	(5,015,552)	4,302,116
Class Z
12/31/2021	9,690,252	—	4,418,957	(4,182,892)	9,926,317	135,691,918	—	61,202,550	(58,734,282)	138,160,186
12/31/2020	11,852,084	—	3,336,400	(5,553,756)	9,634,728	141,721,823	—	39,169,338	(66,963,958)	113,927,203
Index Solution 2040
Class ADV
12/31/2021	296,537	—	63,011	(368,190)	(8,642)	5,846,672	—	1,250,768	(7,309,898)	(212,458)
12/31/2020	367,613	—	64,028	(463,431)	(31,790)	6,014,710	—	1,035,335	(7,509,583)	(459,538)
Class I
12/31/2021	83,917	—	20,385	(59,548)	44,754	1,720,524	—	417,084	(1,210,093)	927,515
12/31/2020	292,906	—	19,353	(238,628)	73,631	5,023,794	—	321,833	(4,184,472)	1,161,156
Class S
12/31/2021	217,703	—	33,511	(179,589)	71,625	4,447,787	—	683,959	(3,656,280)	1,475,466
12/31/2020	231,022	—	31,287	(199,247)	63,062	3,852,194	—	519,370	(3,259,973)	1,111,591
Class S2
12/31/2021	64,990	—	11,562	(110,433)	(33,881)	1,301,229	—	231,822	(2,196,478)	(663,427)
12/31/2020	107,659	—	8,462	(42,771)	73,350	1,790,287	—	138,265	(679,975)	1,248,577
Class Z
12/31/2021	5,740,937	—	1,566,027	(1,920,890)	5,386,074	119,131,359	—	32,448,073	(39,814,059)	111,765,373
12/31/2020	6,437,206	—	1,321,298	(2,204,285)	5,554,219	111,285,543	—	22,211,017	(38,578,604)	94,917,955
Index Solution 2045
Class ADV
12/31/2021	712,976	—	503,933	(1,975,664)	(758,755)	10,226,109	—	7,176,007	(28,116,117)	(10,714,001)
12/31/2020	783,324	—	543,531	(2,632,874)	(1,306,019)	9,165,407	—	6,283,226	(30,744,555)	(15,295,921)
Class I
12/31/2021	519,981	—	200,985	(594,569)	126,397	7,663,361	—	2,972,561	(8,826,086)	1,809,836
12/31/2020	1,042,204	—	255,904	(2,170,367)	(872,259)	13,059,759	—	3,063,168	(27,420,403)	(11,297,477)
Class S
12/31/2021	493,136	—	315,263	(917,460)	(109,061)	7,201,616	—	4,580,764	(13,478,520)	(1,696,140)
12/31/2020	628,835	—	320,364	(1,237,416)	(288,217)	7,386,658	—	3,773,890	(14,600,438)	(3,439,890)
Class S2
12/31/2021	439,214	—	113,175	(447,108)	105,281	6,290,657	—	1,610,486	(6,417,708)	1,483,435
12/31/2020	458,455	—	101,934	(331,729)	228,660	5,332,678	—	1,178,350	(3,851,749)	2,659,279
Class Z
12/31/2021	7,028,476	—	2,863,539	(3,336,204)	6,555,811	106,319,036	—	42,981,726	(50,695,800)	98,604,962
12/31/2020	11,110,829	—	2,294,645	(3,445,551)	9,959,923	141,182,494	—	27,811,102	(44,523,232)	124,470,364
Index Solution 2050
Class ADV
12/31/2021	262,261	—	40,851	(224,031)	79,081	5,329,530	—	838,663	(4,557,924)	1,610,269
12/31/2020	332,763	—	47,427	(357,517)	22,673	5,555,351	—	775,910	(5,918,896)	412,365
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2050 (continued)
Class I
12/31/2021	139,014	—	20,343	(85,252)	74,105	2,897,058	—	428,229	(1,786,274)	1,539,013
12/31/2020	320,202	—	20,829	(249,425)	91,606	5,606,277	—	348,884	(4,421,218)	1,533,943
Class S
12/31/2021	198,293	—	28,115	(158,608)	67,800	4,114,575	—	589,859	(3,308,370)	1,396,064
12/31/2020	236,906	—	31,084	(236,018)	31,972	3,933,194	—	519,111	(3,903,999)	548,305
Class S2
12/31/2021	47,957	—	7,467	(60,411)	(4,987)	983,206	—	154,127	(1,257,941)	(120,608)
12/31/2020	67,185	—	7,726	(64,902)	10,009	1,098,357	—	127,088	(1,024,000)	201,445
Class Z
12/31/2021	4,446,626	—	926,540	(1,414,268)	3,958,898	94,389,243	—	19,735,291	(30,074,977)	84,049,557
12/31/2020	5,166,662	—	884,866	(1,829,622)	4,221,906	89,482,388	—	14,963,072	(33,119,352)	71,326,109
Index Solution 2055
Class ADV
12/31/2021	403,284	—	143,107	(642,901)	(96,510)	7,613,567	—	2,706,151	(12,101,033)	(1,781,315)
12/31/2020	472,726	—	160,019	(724,215)	(91,470)	7,163,062	—	2,421,084	(10,992,537)	(1,408,390)
Class I
12/31/2021	364,088	—	94,053	(304,229)	153,912	7,090,718	—	1,828,389	(5,872,620)	3,046,487
12/31/2020	915,394	—	112,384	(988,266)	39,512	14,753,294	—	1,744,199	(16,431,171)	66,321
Class S
12/31/2021	347,808	—	109,479	(541,628)	(84,341)	6,653,836	—	2,098,710	(10,321,505)	(1,568,959)
12/31/2020	428,155	—	111,782	(444,908)	95,029	6,515,419	—	1,713,622	(6,937,103)	1,291,938
Class S2
12/31/2021	288,458	—	50,706	(258,962)	80,202	5,501,725	—	961,382	(4,948,390)	1,514,717
12/31/2020	353,606	—	41,113	(129,067)	265,652	5,330,443	—	624,512	(1,929,801)	4,025,154
Class Z
12/31/2021	4,275,315	—	961,583	(1,106,640)	4,130,258	84,597,432	—	18,962,412	(21,948,953)	81,610,891
12/31/2020	5,048,444	—	775,440	(1,189,440)	4,634,444	81,012,131	—	12,189,910	(20,190,410)	73,011,631
Index Solution 2060
Class ADV
12/31/2021	281,399	—	24,073	(172,613)	132,859	4,553,678	—	391,665	(2,760,326)	2,185,017
12/31/2020	304,319	—	29,294	(292,586)	41,027	3,888,207	—	374,965	(3,812,505)	450,667
Class I
12/31/2021	390,140	—	35,554	(162,864)	262,830	6,410,349	—	589,841	(2,684,499)	4,315,691
12/31/2020	512,245	—	29,904	(191,443)	350,706	6,744,561	—	389,656	(2,667,250)	4,466,967
Class S
12/31/2021	182,215	—	18,230	(186,324)	14,121	2,960,517	—	298,973	(3,003,990)	255,500
12/31/2020	264,003	—	19,754	(155,472)	128,285	3,343,706	—	254,832	(1,980,056)	1,618,482
Class S2
12/31/2021	45,859	—	4,556	(56,213)	(5,798)	742,084	—	74,446	(918,223)	(101,693)
12/31/2020	66,512	—	4,299	(45,313)	25,498	849,307	—	55,293	(559,069)	345,531
Class Z
12/31/2021	3,877,842	—	435,710	(817,621)	3,495,931	64,675,801	—	7,315,564	(13,672,400)	58,318,965
12/31/2020	4,509,084	—	313,081	(580,792)	4,241,373	60,653,578	—	4,123,271	(7,967,715)	56,809,134
Index Solution 2065
Class ADV
12/31/2021	114,259	—	8,038	(23,611)	98,686	1,426,604	—	102,873	(308,054)	1,221,423
7/29/2020(1) - 12/31/2020	34,032	—	233	(1,269)	32,996	352,799	—	2,696	(14,370)	341,125
Class I
12/31/2021	81,631	—	7,143	(7,498)	81,276	1,056,465	—	91,623	(97,334)	1,050,754
7/29/2020(1) - 12/31/2020	29,195	—	249	(4)	29,440	305,166	—	2,881	(42)	308,005
Class S
12/31/2021	115,202	—	8,045	(29,194)	94,053	1,481,961	—	103,041	(366,190)	1,218,812
7/29/2020(1) - 12/31/2020	35,831	—	255	(3,073)	33,013	379,194	—	2,954	(35,111)	347,037
52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2065 (continued)
Class S2
12/31/2021	32,698	—	2,116	(16,406)	18,408	423,191	—	27,062	(210,200)	240,053
7/29/2020(1) - 12/31/2020	14,982	—	116	—*	15,098	158,323	—	1,341	(1)	159,663
Class Z
12/31/2021	979,761	—	81,085	(88,284)	972,562	12,697,394	—	1,042,492	(1,132,439)	12,607,447
7/29/2020(1) - 12/31/2020	296,058	—	2,199	(23,088)	275,169	3,104,097	—	25,485	(249,482)	2,880,100

(1)
Commencement of operations.

*
Amount is less than 0.50 or $0.50.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, straddle loss deferrals and wash sale deferrals.
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$20,542,949	$19,139,561	$9,804,300	$8,294,202
Index Solution 2025	36,229,106	45,757,104	21,041,791	31,354,013
Index Solution 2030	21,798,077	21,932,792	11,711,879	18,867,949
Index Solution 2035	36,045,594	48,479,927	19,549,662	38,649,852
Index Solution 2040	15,253,649	19,778,057	8,470,606	15,755,214
Index Solution 2045	22,872,769	36,448,775	12,788,216	29,321,520
Index Solution 2050	9,464,511	12,281,658	5,636,539	11,097,526
Index Solution 2055	10,256,797	16,300,247	5,773,945	12,919,382
Index Solution 2060	3,970,064	4,700,425	2,019,439	3,178,578
Index Solution 2065	607,528	759,563	35,357	—
The tax-basis components of distributable earnings as of December 31, 2021 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/ (Loss)
Index Solution Income	$42,271,439	$42,529,210	$45,617,437	$(4,429,265)	$125,988,821
Index Solution 2025	29,663,588	100,276,205	133,009,717	(10,129,972)	252,819,538
Index Solution 2030	19,395,493	67,657,299	100,974,655	(1,780,530)	186,246,917
Index Solution 2035	25,927,348	123,621,049	184,907,724	(1,204,882)	333,251,239
Index Solution 2040	16,743,337	67,089,166	106,697,938	(698,187)	189,832,254
Index Solution 2045	21,500,287	106,588,359	163,219,170	(8,959)	291,298,857
53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other	Total Distributable Earnings/ (Loss)
Index Solution 2050	10,870,864	51,762,332	80,987,261	(2,124)	143,618,333
Index Solution 2055	12,707,672	54,217,516	86,394,259	(3,027)	153,316,420
Index Solution 2060	5,895,507	25,027,743	33,202,327	(705)	64,124,872
Index Solution 2065	16,864	83,198	714,115	(18)	814,159
At December 31, 2021, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2021, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.
NOTE 13 — MARKET DISRUPTION
A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Portfolios. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolios’ service providers.

54

NOTES TO FINANCIAL STATEMENTS as of December 31, 2021 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 15 — REORGANIZATIONS
On August 7, 2020, Index Solution Income (“Acquiring Portfolio”) acquired all of the net assets and assumed all liabilities of Voya Index Solution 2020 Portfolio (“Acquired Portfolio”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2020, are as follows (Unaudited):
Net investment income	$21,633,383
Net realized and unrealized loss on investments	$73,977,064
Net decrease in net assets resulting from operations	$95,610,447
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 7, 2020. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio’s Capital Loss Carryforwards (000s)	Acquired Portfolio’s Unrealized Appreciation (000s)	Portfolios’ Conversion Ratio
$441,776	$489,072	$0	$34,254	1.2354
The net assets of the Acquiring Portfolio after the acquisition of Acquired Portfolio were $930,848,682.
NOTE 16 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.3%
129,641	iShares 20+ Year Treasury Bond ETF	$19,211,500	2.0
453,837	Schwab U.S. TIPS ETF	28,541,809	3.1
1,675,679	Xtrackers USD High Yield Corporate Bond ETF	66,759,051	7.2
	Total Exchange-Traded Funds (Cost $110,015,736)	114,512,360	12.3
MUTUAL FUNDS: 82.6%
	Affiliated Investment Companies: 82.6%
1,978,179	Voya Emerging Markets Index Portfolio - Class P2	26,586,722	2.9
4,494,958	Voya International Index Portfolio - Class P2	54,928,386	5.9
1,257,849	Voya Russell Mid Cap Index Portfolio - Class P2	18,528,116	2.0
2,832,606	Voya Short Term Bond Fund - Class P2	27,674,560	3.0
40,069,391	Voya U.S. Bond Index Portfolio - Class P2	430,745,952	46.2
9,587,373	Voya U.S. Stock Index Portfolio - Class P2	211,018,081	22.6
	Total Mutual Funds (Cost $722,055,740)	769,481,817	82.6
Units		Value	Percentage of Net Assets
FUNDING AGREEMENTS: 4.9%
	Investment Contract: 4.9%
4,602,367 (1)(2)(3)	VRIAC Contract, 1.600%	46,268,502	4.9
	Total Funding Agreements (Cost $46,026,709)	46,268,502	4.9
	Total Long-Term Investments (Cost $878,098,185)	930,262,679	99.8
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
1,856,949 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.030% (Cost $1,856,949)	$1,856,949	0.2
	Total Short-Term Investments (Cost $1,856,949)	1,856,949	0.2
	Total Investments in Securities (Cost $879,955,134)	$932,119,628	100.0
	Liabilities in Excess of Other Assets	(241,129)	—
	Net Assets	$931,878,499	100.0

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
The Funding Agreement is issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). The interest rate is assessed and may change quarterly.

(3)
Investment in affiliate.

(4)
Rate shown is the 7-day yield as of December 31, 2021.

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2021 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$114,512,360	$—	$—	$114,512,360
Mutual Funds	769,481,817	—	—	769,481,817
Funding Agreements	—	—	46,268,502	46,268,502
Short-Term Investments	1,856,949	—	—	1,856,949
Total Investments, at fair value	$885,851,126	$—	$46,268,502	$932,119,628

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:
Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Funding Agreements	$46,268,502	Cost Approach	Interest rate	1.600%	1.600%	Increase**

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the year ended December 31, 2021:
Funding Agreements
Assets:
Beginning balance at December 31, 2020	$—
Purchases	49,766,837
Sales	(3,750,653)
Total realized gain (loss)	10,525
Net change in unrealized appreciation (depreciation)****	241,793
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2021	$46,268,502
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021****	$241,793

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$30,839,526	$3,906,556	$(5,529,631)	$(2,629,729)	$26,586,722	$257,878	$1,662,005	$—
Voya International Index Portfolio - Class P2	55,689,531	7,666,185	(10,667,166)	2,239,836	54,928,386	1,172,496	2,448,522	—
Voya Russell Mid Cap Index Portfolio - Class P2	—	22,009,720	(3,032,422)	(449,182)	18,528,116	192,942	(200,206)	1,698,466
Voya Russell Small Cap Index Portfolio - Class P2	52,498,559	1,250,286	(42,684,398)	(11,064,447)	—	126,272	17,033,987	—
Voya Short Term Bond - Class P2	98,126,274	11,739,602	(80,067,308)	(2,124,008)	27,674,560	1,978,650	1,078,458	—
Voya U.S. Bond Index Portfolio - Class P2	461,103,872	88,113,462	(90,153,228)	(28,318,154)	430,745,952	10,615,949	5,134,023	5,179,943
Voya U.S. Stock Index Portfolio - Class P2	195,353,038	62,121,369	(58,445,370)	11,989,044	211,018,081	2,165,279	18,104,549	18,073,254
VRIAC Contract	—	49,766,837	(3,740,128)	241,793	46,268,502	—	10,525	—
	$893,610,800	$246,574,017	$(294,319,651)	$(30,114,847)	$815,750,319	$16,509,466	$45,271,863	$24,951,663
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(262,331)
Total	$(262,331)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$87,795
Total	$87,795
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $886,502,191.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$63,718,226
Gross Unrealized Depreciation	(18,100,789)
Net Unrealized Appreciation	$45,617,437
See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.9%
350,489	iShares MSCI EAFE Small-Cap ETF	$25,617,241	1.9
2,355,387	Xtrackers USD High Yield Corporate Bond ETF	93,838,618	7.0
	Total Exchange-Traded Funds (Cost $117,436,651)	119,455,859	8.9
MUTUAL FUNDS: 85.9%
	Affiliated Investment Companies: 85.9%
5,664,960	Voya Emerging Markets Index Portfolio - Class P2	76,137,068	5.7
10,687,172	Voya International Index Portfolio - Class P2	130,597,241	9.8
2,699,312	Voya Russell Mid Cap Index Portfolio - Class P2	39,760,871	3.0
1,414,399	Voya Russell Small Cap Index Portfolio - Class P2	25,346,037	1.9
38,019,858	Voya U.S. Bond Index Portfolio - Class P2	408,713,469	30.6
21,180,841	Voya U.S. Stock Index Portfolio - Class P2	466,190,306	34.9
	Total Mutual Funds (Cost $1,009,733,441)	1,146,744,992	85.9
Units		Value	Percentage of Net Assets
FUNDING AGREEMENTS: 5.0%
	Investment Contract: 5.0%
6,586,944 (1)(2)(3)	VRIAC Contract, 1.600%	$66,219,843	5.0
	Total Funding Agreements (Cost $65,874,597)	66,219,843	5.0
	Total Investments in Securities (Cost $1,193,044,689)	$1,332,420,694	99.8
	Assets in Excess of Other Liabilities	2,093,891	0.2
	Net Assets	$1,334,514,585	100.0

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
The Funding Agreement is issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). The interest rate is assessed and may change quarterly.

(3)
Investment in affiliate.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$119,455,859	$—	$—	$119,455,859
Mutual Funds	1,146,744,992	—	—	1,146,744,992
Funding Agreements	—	—	66,219,843	66,219,843
Total Investments, at fair value	$1,266,200,851	$—	$66,219,843	$1,332,420,694

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2021 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:
Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Funding Agreements	$66,219,843	Cost Approach	Interest rate	1.600%	1.600%	Increase**

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the year ended December 31, 2021:
Funding Agreements
Assets:
Beginning balance at December 31, 2020	$—
Purchases	69,609,531
Sales	(3,744,636)
Total realized gain (loss)	9,702
Net change in unrealized appreciation (depreciation)****	345,246
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2021	$66,219,843
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021****	$345,246

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$69,909,060	$20,215,123	$(9,195,840)	$(4,791,275)	$76,137,068	$696,994	$1,228,564	$—
Voya International Index Portfolio - Class P2	161,964,096	15,605,869	(52,194,530)	5,221,806	130,597,241	3,166,828	9,269,569	—
Voya Russell Mid Cap Index Portfolio - Class P2	31,334,886	26,542,028	(18,748,304)	632,261	39,760,871	521,347	2,043,746	4,589,406
Voya Russell Small Cap Index Portfolio - Class P2	38,962,189	18,144,219	(25,227,841)	(6,532,530)	25,346,037	255,812	10,751,258	—
Voya U.S. Bond Index Portfolio - Class P2	411,615,746	167,015,740	(140,324,531)	(29,593,486)	408,713,469	10,541,348	8,208,379	5,724,647
Voya U.S. Stock Index Portfolio - Class P2	445,949,352	93,996,547	(106,059,274)	32,303,681	466,190,306	4,764,884	35,139,902	39,411,084
VRIAC Contract	—	69,609,531	(3,734,934)	345,246	66,219,843	—	9,702	—
	$1,159,735,329	$411,129,057	$(355,485,254)	$(2,414,297)	$1,212,964,835	$19,947,213	$66,651,120	$49,725,137
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2021 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,024,735
Total	$2,024,735
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(310,748)
Total	$(310,748)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,199,410,977.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$152,876,167
Gross Unrealized Depreciation	(19,866,450)
Net Unrealized Appreciation	$133,009,717
See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.8%
244,072	iShares MSCI EAFE Small-Cap ETF	$17,839,223	1.9
1,631,916	Xtrackers USD High Yield Corporate Bond ETF	65,015,533	6.9
	Total Exchange-Traded Funds (Cost $81,727,719)	82,854,756	8.8
MUTUAL FUNDS: 86.1%
	Affiliated Investment Companies: 86.1%
4,004,732	Voya Emerging Markets Index Portfolio - Class P2	53,823,592	5.7
10,601,361	Voya International Index Portfolio - Class P2	129,548,637	13.7
2,543,176	Voya Russell Mid Cap Index Portfolio - Class P2	37,460,983	4.0
2,530,268	Voya Russell Small Cap Index Portfolio - Class P2	45,342,404	4.8
16,546,669	Voya U.S. Bond Index Portfolio - Class P2	177,876,687	18.9
16,719,282	Voya U.S. Stock Index Portfolio - Class P2	367,991,396	39.0
	Total Mutual Funds (Cost $708,232,669)	812,043,699	86.1
Units		Value	Percentage of Net Assets
FUNDING AGREEMENTS: 4.9%
	Investment Contract: 4.9%
4,653,717 (1)(2)(3)	VRIAC Contract, 1.600%	$46,784,734	4.9
	Total Funding Agreements (Cost $46,543,459)	46,784,734	4.9
	Total Investments in Securities (Cost $836,503,847)	$941,683,189	99.8
	Assets in Excess of Other Liabilities	1,642,374	0.2
	Net Assets	$943,325,563	100.0

(1)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(2)
The Funding Agreement is issued by Voya Retirement Insurance and Annuity Company (“VRIAC”). The interest rate is assessed and may change quarterly.

(3)
Investment in affiliate.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$82,854,756	$—	$—	$82,854,756
Mutual Funds	812,043,699	—	—	812,043,699
Funding Agreements	—	—	46,784,734	46,784,734
Total Investments, at fair value	$894,898,455	$—	$46,784,734	$941,683,189

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2021 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2021:
Investments, at fair value	Fair Value at December 31, 2021	Valuation Technique(s)*	Significant Unobservable Input(s)	Value or Range of Input(s)	Weighted Average of Inputs**	Impact to Valuation from an Increase in Input***
Funding Agreements	$46,784,734	Cost Approach	Interest rate	1.600%	1.600%	Increase**

*
Valuation techniques may change in order to reflect management’s judgment of current market participant assumptions.

**
Unobservable inputs were weighted by the relative fair value of the instruments.

***
Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in signficantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the year ended December 31, 2021:
Funding Agreements
Assets:
Beginning balance at December 31, 2020	$—
Purchases	48,602,067
Sales	(2,063,410)
Total realized gain (loss)	4,802
Net change in unrealized appreciation (depreciation)****	241,275
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance at December 31, 2021	$46,784,734
Net change in unrealized appreciation (depreciation) on Level 3 securities still held as of December 31, 2021****	$241,275

****
Any difference between net change in unrealized apprecation (depreciation) and net change in unrealized appreciation (depreciation) on Level 3 securities still held at December 31, 2021 may be due to securities no longer held or categorized as Level 3 at year end.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$55,922,987	$14,325,103	$(11,390,583)	$(5,033,915)	$53,823,592	$537,927	$2,889,313	$—
Voya International Index Portfolio - Class P2	133,127,676	23,541,472	(34,235,386)	7,114,875	129,548,637	2,972,732	5,369,027	—
Voya Russell Mid Cap Index Portfolio - Class P2	23,635,901	25,385,198	(12,510,759)	950,643	37,460,983	432,218	1,122,994	3,804,804
Voya Russell Small Cap Index Portfolio - Class P2	32,821,464	34,535,609	(18,511,749)	(3,502,920)	45,342,404	338,540	7,877,515	—
Voya U.S. Bond Index Portfolio - Class P2	183,218,356	91,199,468	(83,901,155)	(12,639,982)	177,876,687	4,848,388	3,047,263	2,749,402
Voya U.S. Stock Index Portfolio - Class P2	303,549,466	105,579,195	(65,529,344)	24,392,079	367,991,396	3,751,683	22,638,578	28,206,398
VRIAC Contract	—	48,602,067	(2,058,608)	241,275	46,784,734	—	4,802	—
	$732,275,850	$343,168,112	$(228,137,584)	$11,522,055	$858,828,433	$12,881,488	$42,949,492	$34,760,604
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2021 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$852,753
Total	$852,753
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(48,956)
Total	$(48,956)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $840,708,534.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$112,404,744
Gross Unrealized Depreciation	(11,430,089)
Net Unrealized Appreciation	$100,974,655
See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.9%
384,218	iShares MSCI EAFE Small-Cap ETF	$28,082,494	1.9
1,470,024	Xtrackers USD High Yield Corporate Bond ETF	58,565,756	4.0
	Total Exchange-Traded Funds (Cost $84,348,759)	86,648,250	5.9
MUTUAL FUNDS: 94.0%
	Affiliated Investment Companies: 94.0%
8,322,067	Voya Emerging Markets Index Portfolio - Class P2	111,848,577	7.6
18,872,919	Voya International Index Portfolio - Class P2	230,627,069	15.7
3,963,891	Voya Russell Mid Cap Index Portfolio - Class P2	58,388,120	4.0
3,920,804	Voya Russell Small Cap Index Portfolio - Class P2	70,260,812	4.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
23,002,427	Voya U.S. Bond Index Portfolio - Class P2	$247,276,088	16.8
30,159,784	Voya U.S. Stock Index Portfolio - Class P2	663,816,849	45.1
	Total Mutual Funds (Cost $1,194,350,035)	1,382,217,515	94.0
	Total Investments in Securities (Cost $1,278,698,794)	$1,468,865,765	99.9
	Assets in Excess of Other Liabilities	1,966,453	0.1
	Net Assets	$1,470,832,218	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$86,648,250	$—	$—	$86,648,250
Mutual Funds	1,382,217,515	—	—	1,382,217,515
Total Investments, at fair value	$1,468,865,765	$—	$—	$1,468,865,765

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2021 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$115,625,379	$51,854,467	$(41,724,855)	$(13,906,414)	$111,848,577	$1,355,703	$9,352,507	$—
Voya International Index Portfolio - Class P2	226,657,508	32,604,690	(42,364,409)	13,729,280	230,627,069	5,048,509	7,420,126	—
Voya Russell Mid Cap Index Portfolio - Class P2	50,680,655	40,538,835	(34,711,845)	1,880,475	58,388,120	831,909	2,705,934	7,323,280
Voya Russell Small Cap Index Portfolio - Class P2	52,450,509	66,694,727	(38,716,679)	(10,167,745)	70,260,812	542,948	16,564,842	—
Voya U.S. Bond Index Portfolio - Class P2	171,068,994	106,869,651	(19,167,601)	(11,494,956)	247,276,088	5,142,652	1,351,964	2,745,911
Voya U.S. Stock Index Portfolio - Class P2	563,522,769	186,516,048	(130,125,897)	43,903,929	663,816,849	6,766,274	42,077,235	50,215,007
	$1,180,005,814	$485,078,418	$(306,811,286)	$23,944,569	$1,382,217,515	$19,687,995	$79,472,608	$60,284,198
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,380,504
Total	$1,380,504
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(76,962)
Total	$(76,962)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $1,283,958,041.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$197,558,596
Gross Unrealized Depreciation	(12,650,872)
Net Unrealized Appreciation	$184,907,724
See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.8%
209,682	iShares MSCI EAFE Small-Cap ETF	$15,325,657	1.9
599,077	Xtrackers USD High Yield Corporate Bond ETF	23,867,228	2.9
	Total Exchange-Traded Funds (Cost $38,644,471)	39,192,885	4.8
MUTUAL FUNDS: 95.1%
	Affiliated Investment Companies: 95.1%
4,624,063	Voya Emerging Markets Index Portfolio - Class P2	62,147,413	7.6
11,840,735	Voya International Index Portfolio - Class P2	144,693,779	17.6
2,204,428	Voya Russell Mid Cap Index Portfolio - Class P2	32,471,224	4.0
2,638,177	Voya Russell Small Cap Index Portfolio - Class P2	47,276,136	5.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
6,818,846	Voya U.S. Bond Index Portfolio - Class P2	$73,302,591	8.9
19,069,109	Voya U.S. Stock Index Portfolio - Class P2	419,711,080	51.2
	Total Mutual Funds (Cost $671,819,397)	779,602,223	95.1
	Total Investments in Securities (Cost $710,463,868)	$818,795,108	99.9
	Assets in Excess of Other Liabilities	1,131,563	0.1
	Net Assets	$819,926,671	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$39,192,885	$—	$—	$39,192,885
Mutual Funds	779,602,223	—	—	779,602,223
Total Investments, at fair value	$818,795,108	$—	$—	$818,795,108

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2021 (continued)

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$60,972,646	$36,538,838	$(26,017,773)	$(9,346,298)	$62,147,413	$780,862	$6,346,214	$—
Voya International Index Portfolio - Class P2	125,873,091	29,430,666	(19,853,718)	9,243,740	144,693,779	2,957,150	2,974,932	—
Voya Russell Mid Cap Index Portfolio - Class P2	25,327,314	31,739,541	(22,172,242)	(2,423,389)	32,471,224	511,050	4,564,878	4,498,760
Voya Russell Small Cap Index Portfolio - Class P2	26,571,124	38,122,187	(14,588,708)	(2,828,467)	47,276,136	286,611	6,200,519	—
Voya U.S. Bond Index Portfolio - Class P2	56,839,731	23,160,003	(3,343,227)	(3,353,916)	73,302,591	1,553,105	129,502	772,595
Voya U.S. Stock Index Portfolio - Class P2	314,484,448	135,743,347	(63,443,569)	32,926,854	419,711,080	4,264,169	18,212,423	30,101,892
	$610,068,354	$294,734,582	$(149,419,237)	$24,218,524	$779,602,223	$10,352,947	$38,428,468	$35,373,247
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,290,512
Interest rate contracts	394,946
Total	$2,685,458
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(348,095)
Interest rate contracts	13,853
Total	$(334,242)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $712,097,170.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$111,438,509
Gross Unrealized Depreciation	(4,740,571)
Net Unrealized Appreciation	$106,697,938
See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.9%
293,432	iShares MSCI EAFE Small-Cap ETF	$21,446,945	1.9
561,027	Xtrackers USD High Yield Corporate Bond ETF	22,351,315	2.0
	Total Exchange-Traded Funds (Cost $43,596,647)	43,798,260	3.9
MUTUAL FUNDS: 96.0%
	Affiliated Investment Companies: 96.0%
7,146,976	Voya Emerging Markets Index Portfolio - Class P2	96,055,358	8.5
18,041,731	Voya International Index Portfolio - Class P2	220,469,948	19.5
3,029,510	Voya Russell Mid Cap Index Portfolio - Class P2	44,624,686	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,625,176	Voya Russell Small Cap Index Portfolio - Class P2	$64,963,157	5.8
3,096,079	Voya U.S. Bond Index Portfolio - Class P2	33,282,854	2.9
28,320,497	Voya U.S. Stock Index Portfolio - Class P2	623,334,139	55.3
	Total Mutual Funds (Cost $915,480,138)	1,082,730,142	96.0
	Total Investments in Securities (Cost $959,076,785)	$1,126,528,402	99.9
	Assets in Excess of Other Liabilities	1,278,577	0.1
	Net Assets	$1,127,806,979	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$43,798,260	$—	$—	$43,798,260
Mutual Funds	1,082,730,142	—	—	1,082,730,142
Total Investments, at fair value	$1,126,528,402	$—	$—	$1,126,528,402

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2021 (continued)

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$94,397,219	$55,041,209	$(39,467,224)	$(13,915,846)	$96,055,358	$1,204,386	$9,157,508	$—
Voya International Index Portfolio - Class P2	194,755,051	45,829,192	(32,419,855)	12,305,560	220,469,948	4,629,716	6,214,495	—
Voya Russell Mid Cap Index Portfolio - Class P2	41,917,329	37,727,230	(33,541,338)	(1,478,535)	44,624,686	726,969	5,207,879	6,399,496
Voya Russell Small Cap Index Portfolio - Class P2	39,213,332	51,462,610	(21,523,744)	(4,189,041)	64,963,157	407,998	9,160,296	—
Voya U.S. Bond Index Portfolio - Class P2	47,221,159	11,850,398	(23,916,711)	(1,871,992)	33,282,854	922,131	(387,792)	363,458
Voya U.S. Stock Index Portfolio - Class P2	490,122,350	175,086,921	(89,100,890)	47,225,758	623,334,139	6,352,328	30,793,971	46,410,812
	$907,626,440	$376,997,560	$(239,969,762)	$38,075,904	$1,082,730,142	$14,243,528	$60,146,357	$53,173,766
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,522,222
Interest rate contracts	739,569
Total	$4,261,791
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(473,169)
Interest rate contracts	24,363
Total	$(448,806)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $963,309,232.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$170,137,599
Gross Unrealized Depreciation	(6,918,429)
Net Unrealized Appreciation	$163,219,170
See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
152,021	iShares MSCI EAFE Small-Cap ETF	$11,111,215	1.9
	Total Exchange-Traded Funds(Cost $11,745,627)	11,111,215	1.9
MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 98.0%
3,775,852	Voya Emerging Markets Index Portfolio - Class P2	50,747,456	8.5
9,543,461	Voya International Index Portfolio - Class P2	116,621,089	19.6
1,999,793	Voya Russell Mid Cap Index Portfolio - Class P2	29,456,956	4.9
1,896,463	Voya Russell Small Cap Index Portfolio - Class P2	33,984,621	5.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,640,871	Voya U.S. Bond Index Portfolio - Class P2	$17,639,360	3.0
15,206,147	Voya U.S. Stock Index Portfolio - Class P2	334,687,294	56.3
	Total Mutual Funds (Cost $499,300,007)	583,136,776	98.0
	Total Investments in Securities (Cost $511,045,634)	$594,247,991	99.9
	Assets in Excess of Other Liabilities	643,359	0.1
	Net Assets	$594,891,350	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$11,111,215	$—	$—	$11,111,215
Mutual Funds	583,136,776	—	—	583,136,776
Total Investments, at fair value	$594,247,991	$—	$—	$594,247,991

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$45,093,486	$31,883,713	$(18,695,568)	$(7,534,175)	$50,747,456	$601,486	$4,938,918	$—
Voya International Index Portfolio - Class P2	97,298,476	31,858,992	(18,978,719)	6,442,340	116,621,089	2,419,154	3,161,032	—
Voya Russell Mid Cap Index Portfolio - Class P2	20,015,149	21,235,329	(12,126,401)	332,879	29,456,956	363,580	1,558,509	3,200,584
Voya Russell Small Cap Index Portfolio - Class P2	18,529,697	34,328,776	(14,910,907)	(3,962,945)	33,984,621	237,719	6,053,955	—
Voya U.S. Bond Index Portfolio - Class P2	22,507,824	6,828,764	(10,813,100)	(884,128)	17,639,360	459,645	(224,531)	183,153
Voya U.S. Stock Index Portfolio - Class P2	238,404,054	116,395,688	(46,259,648)	26,147,200	334,687,294	3,400,476	13,470,624	23,524,828
	$441,848,686	$242,531,262	$(121,784,343)	$20,541,171	$583,136,776	$7,482,060	$28,958,507	$26,908,565
See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2021 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,053,054
Interest rate contracts	198,718
Total	$1,251,772
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(99,677)
Interest rate contracts	7,315
Total	$(92,362)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $513,260,730.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$84,592,342
Gross Unrealized Depreciation	(3,605,081)
Net Unrealized Appreciation	$80,987,261
See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.9%
159,011	iShares MSCI EAFE Small-Cap ETF	$11,622,114	1.9
	Total Exchange-Traded Funds (Cost $12,285,697)	11,622,114	1.9
MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 98.0%
3,940,533	Voya Emerging Markets Index Portfolio - Class P2	52,960,763	8.5
9,957,446	Voya International Index Portfolio - Class P2	121,679,985	19.6
2,087,129	Voya Russell Mid Cap Index Portfolio - Class P2	30,743,404	4.9
1,979,187	Voya Russell Small Cap Index Portfolio - Class P2	35,467,036	5.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,712,519	Voya U.S. Bond Index Portfolio - Class P2	$18,409,582	3.0
15,870,674	Voya U.S. Stock Index Portfolio - Class P2	349,313,537	56.3
	Total Mutual Funds (Cost $518,874,366)	608,574,307	98.0
	Total Investments in Securities (Cost $531,160,063)	$620,196,421	99.9
	Assets in Excess of Other Liabilities	581,494	0.1
	Net Assets	$620,777,915	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$11,622,114	$—	$—	$11,622,114
Mutual Funds	608,574,307	—	—	608,574,307
Total Investments, at fair value	$620,196,421	$—	$—	$620,196,421

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$50,715,063	$30,244,515	$(20,443,826)	$(7,554,989)	$52,960,763	$634,521	$4,986,647	$—
Voya International Index Portfolio - Class P2	104,299,310	31,707,848	(21,358,933)	7,031,760	121,679,985	2,552,066	3,104,495	—
Voya Russell Mid Cap Index Portfolio - Class P2	23,826,181	19,357,917	(13,696,323)	1,255,629	30,743,404	383,580	1,097,690	3,376,645
Voya Russell Small Cap Index Portfolio - Class P2	19,947,316	35,668,818	(15,946,304)	(4,202,794)	35,467,036	250,777	6,460,212	—
Voya U.S. Bond Index Portfolio - Class P2	19,453,539	6,156,988	(6,313,066)	(887,879)	18,409,582	440,756	(119,193)	193,210
Voya U.S. Stock Index Portfolio - Class P2	250,742,214	118,089,600	(46,080,196)	26,561,919	349,313,537	3,551,993	14,547,015	24,863,273
	$468,983,623	$241,225,686	$(123,838,648)	$22,203,646	$608,574,307	$7,813,693	$30,076,866	$28,433,128
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2021 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,118,758
Interest rate contracts	212,970
Total	$1,331,728
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(109,133)
Interest rate contracts	7,011
Total	$(102,122)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $533,802,162.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$90,515,810
Gross Unrealized Depreciation	(4,121,551)
Net Unrealized Appreciation	$86,394,259
See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.8%
73,463	iShares MSCI EAFE Small-Cap ETF	$5,369,411	1.8
	Total Exchange-Traded Funds (Cost $5,675,986)	5,369,411	1.8
MUTUAL FUNDS: 98.1%
	Affiliated Investment Companies: 98.1%
1,847,891	Voya Emerging Markets Index Portfolio - Class P2	24,835,656	8.5
4,675,283	Voya International Index Portfolio - Class P2	57,131,964	19.6
978,320	Voya Russell Mid Cap Index Portfolio - Class P2	14,410,659	5.0
927,925	Voya Russell Small Cap Index Portfolio - Class P2	16,628,412	5.7
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
535,067	Voya U.S. Bond Index Portfolio - Class P2	$5,751,971	2.0
7,572,032	Voya U.S. Stock Index Portfolio - Class P2	166,660,427	57.3
	Total Mutual Funds (Cost $250,284,911)	285,419,089	98.1
	Total Investments in Securities (Cost $255,960,897)	$290,788,500	99.9
	Assets in Excess of Other Liabilities	295,711	0.1
	Net Assets	$291,084,211	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$5,369,411	$—	$—	$5,369,411
Mutual Funds	285,419,089	—	—	285,419,089
Total Investments, at fair value	$290,788,500	$—	$—	$290,788,500

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2021 (continued)

The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$20,774,263	$16,331,119	$(8,566,974)	$(3,702,752)	$24,835,656	$273,151	$2,457,291	$—
Voya International Index Portfolio - Class P2	42,870,030	20,452,069	(8,415,191)	2,225,056	57,131,964	1,098,169	2,138,664	—
Voya Russell Mid Cap Index Portfolio - Class P2	9,766,176	10,141,143	(5,314,160)	(182,500)	14,410,659	164,999	1,231,569	1,452,485
Voya Russell Small Cap Index Portfolio - Class P2	8,368,023	17,541,913	(7,627,922)	(1,653,602)	16,628,412	107,945	2,568,149	—
Voya U.S. Bond Index Portfolio - Class P2	6,841,994	2,839,665	(3,721,338)	(208,350)	5,751,971	144,524	(141,835)	56,660
Voya U.S. Stock Index Portfolio - Class P2	103,805,244	68,505,155	(18,058,399)	12,408,427	166,660,427	1,689,272	5,876,877	11,200,637
	$192,425,730	$135,811,064	$(51,703,984)	$8,886,279	$285,419,089	$3,478,060	$14,130,715	$12,709,782
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2021 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$604,197
Interest rate contracts	119,871
Total	$724,068
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(68,282)
Interest rate contracts	4,223
Total	$(64,059)
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $257,586,173.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$35,780,321
Gross Unrealized Depreciation	(2,577,994)
Net Unrealized Appreciation	$33,202,327
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2065 Portfolio	as of December 31, 2021

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.7%
4,783	iShares MSCI EAFE Small-Cap ETF	$349,590	1.7
	Total Exchange-Traded Funds (Cost $369,550)	349,590	1.7
MUTUAL FUNDS: 98.3%
	Affiliated Investment Companies: 98.3%
135,249	Voya Emerging Markets Index Portfolio - Class P2	1,817,749	8.6
344,971	Voya International Index Portfolio - Class P2	4,215,542	19.9
71,311	Voya Russell Mid Cap Index Portfolio - Class P2	1,050,405	4.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
67,689	Voya Russell Small Cap Index Portfolio - Class P2	$1,212,985	5.7
38,968	Voya U.S. Bond Index Portfolio - Class P2	418,910	2.0
550,611	Voya U.S. Stock Index Portfolio - Class P2	12,118,958	57.2
	Total Mutual Funds (Cost $20,084,764)	20,834,549	98.3
	Total Investments in Securities (Cost $20,454,314)	$21,184,139	100.0
	Assets in Excess of Other Liabilities	3,466	0.0
	Net Assets	$21,187,605	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2021 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2021
Asset Table
Investments, at fair value
Exchange-Traded Funds	$349,590	$—	$—	$349,590
Mutual Funds	20,834,549	—	—	20,834,549
Total Investments, at fair value	$21,184,139	$—	$—	$21,184,139

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2021, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2020	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2021	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class P2	$477,055	$—	$1,515,551	$(174,857)	$1,817,749	$12,009	$60,432	$—
Voya International Index Portfolio - Class P2	1,026,959	—	3,166,093	22,490	4,215,542	48,348	140,477	—
Voya Russell Mid Cap Index Portfolio - Class P2	224,341	—	833,107	(7,043)	1,050,405	7,276	50,697	64,047
Voya Russell Small Cap Index Portfolio - Class P2	277,598	1	997,849	(62,463)	1,212,985	4,748	70,776	—
Voya U.S. Bond Index Portfolio - Class P2	87,068	—	340,438	(8,596)	418,910	5,366	(855)	2,889
Voya U.S. Stock Index Portfolio - Class P2	2,340,728	—	9,197,551	580,679	12,118,958	121,908	243,013	574,642
	$4,433,749	$1	$16,050,589	$350,210	$20,834,549	$199,655	$564,540	$641,578
See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2065 Portfolio	as of December 31, 2021 (continued)

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2021, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $20,470,024.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$897,923
Gross Unrealized Depreciation	(183,808)
Net Unrealized Appreciation	$714,115

See Accompanying Notes to Financial Statements
78

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2021 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1615
Class I	NII	$0.2123
Class S	NII	$0.1836
Class S2	NII	$0.1855
Class Z	NII	$0.2180
All Classes	STCG	$0.0498
All Classes	LTCG	$0.2385
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.2150
Class I	NII	$0.2779
Class S	NII	$0.2492
Class S2	NII	$0.2335
Class Z	NII	$0.2840
All Classes	STCG	$0.0942
All Classes	LTCG	$0.4584
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.2857
Class I	NII	$0.3542
Class S	NII	$0.3176
Class S2	NII	$0.3155
Class Z	NII	$0.3679
All Classes	STCG	$0.1114
All Classes	LTCG	$0.4755
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1938
Class I	NII	$0.2609
Class S	NII	$0.2301
Class S2	NII	$0.2204
Class Z	NII	$0.2688
All Classes	STCG	$0.1125
All Classes	LTCG	$0.4931
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.2526
Class I	NII	$0.3356
Class S	NII	$0.2956
Class S2	NII	$0.2877
Class Z	NII	$0.3551
All Classes	STCG	$0.0804
All Classes	LTCG	$0.5569
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1858
Class I	NII	$0.2520
Class S	NII	$0.2221
Class S2	NII	$0.2114
Class Z	NII	$0.2643
All Classes	STCG	$0.0862
All Classes	LTCG	$0.5335
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.2345
Class I	NII	$0.3157
Class S	NII	$0.2760
Class S2	NII	$0.2514
Class Z	NII	$0.3418
All Classes	STCG	$0.0477
All Classes	LTCG	$0.4953
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.2080
Class I	NII	$0.2894
Class S	NII	$0.2542
Class S2	NII	$0.2483
Class Z	NII	$0.3162
All Classes	STCG	$0.0687
All Classes	LTCG	$0.5772
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.1299
Class I	NII	$0.2002
Class S	NII	$0.1662
Class S2	NII	$0.1508
Class Z	NII	$0.2175
All Classes	STCG	$0.0573
All Classes	LTCG	$0.3155
Voya Index Solution 2065 Portfolio
Class ADV	NII	$0.0804
Class I	NII	$0.1316
Class S	NII	$0.1091
Class S2	NII	$0.0934
Class Z	NII	$0.1411
All Classes	STCG	$0.2712
All Classes	LTCG	$0.4921

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
79

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2021, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	13.95%
Voya Index Solution 2025 Portfolio	21.49%
Voya Index Solution 2030 Portfolio	23.82%
Voya Index Solution 2035 Portfolio	27.11%
Voya Index Solution 2040 Portfolio	33.56%
Voya Index Solution 2045 Portfolio	34.92%
Voya Index Solution 2050 Portfolio	40.76%
Voya Index Solution 2055 Portfolio	40.09%
Voya Index Solution 2060 Portfolio	39.25%
Voya Index Solution 2065 Portfolio	21.76%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$19,139,561
Voya Index Solution 2025 Portfolio	45,757,104
Voya Index Solution 2030 Portfolio	21,932,792
Voya Index Solution 2035 Portfolio	48,479,927
Voya Index Solution 2040 Portfolio	19,778,057
Voya Index Solution 2045 Portfolio	36,448,775
Voya Index Solution 2050 Portfolio	12,281,658
Voya Index Solution 2055 Portfolio	16,300,247
Voya Index Solution 2060 Portfolio	4,700,425
Voya Index Solution 2065 Portfolio	759,563
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds.
A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2021:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$155,374	$0.0020	3.37%
Voya Index Solution 2025 Portfolio	418,871	0.0040	13.04%
Voya Index Solution 2030 Portfolio	355,290	0.0072	18.66%
Voya Index Solution 2035 Portfolio	669,923	0.0064	23.87%
Voya Index Solution 2040 Portfolio	397,525	0.0104	22.89%
Voya Index Solution 2045 Portfolio	609,588	0.0083	25.98%
Voya Index Solution 2050 Portfolio	321,477	0.0119	27.87%
Voya Index Solution 2055 Portfolio	335,923	0.0110	24.20%
Voya Index Solution 2060 Portfolio	157,406	0.0094	23.49%
Voya Index Solution 2065 Portfolio	11,515	0.0070	11.32%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

80

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
81

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 — Present).	131	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	November 1997 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	131	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	131	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 71	Director	August 2015 – Present	Retired.	131	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	131	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	January 2006 – Present	Consultant (May 2001 – Present).	131	Centerra Gold Inc. (May 2008 – Present).
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	October 2015 – Present	Retired.	131	None.
82

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Director who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	Director	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	131	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2022.

83

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 53	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (March 2020 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – March 2020); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015 – September 2019); Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 48	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Operating Officer and Senior Managing Director, Voya Investment Management (January 2022 – Present). Formerly, Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – January 2022); Managing Director, Quantitative Management Associates, LLC (January 2004 –
August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 54	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present) and Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020); Consultant, DA Capital LLC (January 2016 – March 2017).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 63	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:54	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
84

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	September 2020 – Present	Senior Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (March 2021 – Present). Formerly, Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – March 2021).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 51	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present) and Voya Funds Services, LLC (March 2006 – Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – April 2018).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 45	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
85

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Secretary	September 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

86

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 18, 2021, the Board of Directors (“Board”) of Voya Partners, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Index Solution Income Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution 2065 Portfolio, each a series of the Company (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2022.
In addition to the Board meeting on November 18, 2021, the Independent Directors also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 7-8, 2021, and November 16, 2021. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Directors periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.
The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager and Sub-Adviser.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

87

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.
Portfolio Performance
In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients
The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule and net management fee rate

88

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered each Portfolio’s contractual management fee schedule compared to other third-party sub-advised funds, other funds the Sub-Adviser manages and/or their proprietary funds (if applicable) identified by the Manager. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. The Board also considered the extent to which the Manager currently waives management fees and/or reimburses a Portfolio for other Portfolio-level expenses at different rates for different share classes (“Differential Fee Waiver”), including the basis for the Manager’s determination that any Differential Fee Waiver does not and will not result in any cross-subsidization by one share class of another share class. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated
Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.
The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2021. In addition, the Board also considered at its October 7-8, 2021, November 16, 2021, and/or November 18, 2021 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

89

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year, and ten-year periods, and the third quintile for the one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the third quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the second quintile of

90

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, and the third quintile for the year-to-date, one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and ten-year periods, and the third quintile for the year-to-date, one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described

91

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, and the third quintile for the year-to-date, one-year, three-year, and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it underperformed.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.

92

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and three-year periods, and the fourth quintile for the one-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Fund, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Voya Index Solution 2065 Portfolio
In considering whether to approve the renewal of the Contracts for Voya Index Solution 2065 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2021: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for the year-to-date period. In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in August 2020, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) management’s representations regarding the competitiveness of the Portfolio’s performance during its limited operating history.
In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding its belief that the Portfolio’s pricing is competitive and the competitiveness of the Voya Index Solution Portfolios’ expense ratios when compared to peers identified by management.
Board Conclusions
After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2022.

93

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VINDSOL         (1221-022322)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended December 31, 2021 and December 31, 2020 and the amount of fees that the previous independent public accounting firm billed to the Fund during the Fund’s fiscal year ended December 31, 2021 and December 31, 2020.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $710,600 for the year ended December 31, 2021 and $710,600 for the year ended December 31, 2020.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

(c)	Tax Fees(1): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $167,191 for the year ended December 31, 2021 and $47,754 for the year ended December 31, 2020. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2021 and $0 for the year ended December 31, 2020.

(1) For the fiscal years ended December 31, 2021, and December 31, 2020, the previous independent public accounting firm billed $0 and $18,758, respectively, for Tax Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.        Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.        Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.     Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.    Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 19, 2020

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2021 through December 31, 2021

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:      January 1, 2021 to December 31, 2021

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC.

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2021 and December 31, 2020; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2021(1)	2020(1)
Voya Partners, Inc.	$167,191	$47,754
Voya Investments, LLC (2)	$13,583,983	$14,804,511

(1) For the years ended December 31, 2021 and December 31, 2020, the previous independent public accounting firm billed the Registrant $0 and $18,758, respectively, for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 4, 2022

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2022